 As filed electronically with the Securities and Exchange Commission on
                                April 30, 2004.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-507
Pre-Effective Amendment No.


Post-Effective Amendment No. 60


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 1940 Act File No. 811-4419


Amendment No.                61


                        (Check appropriate box or boxes.)

                      AEGON/Transamerica Series Fund, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

     John K. Carter, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Approximate date of proposed public offering:



It is proposed that this filing will become effective:



[ ]   60 days after filing pursuant to paragraph (a) (1) of Rule 485.



[ ]   75 days after filing pursuant to paragraph (a) (2) of Rule 485.



[ ]   On (Date) pursuant to paragraph (a) (1) of Rule 485.



[ ]   On (Date) pursuant to paragraph (a) (2) of Rule 485.



[ ]   Immediately upon filing pursuant to paragraph (b) of Rule 485.



[X]   On May 1, 2004 pursuant to paragraph (b) of Rule 485.



If appropriate, check the following box:



[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.


                                                      May 1, 2004


   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                              S+AG-1    Select + Aggressive
                                               S+C-1    Select + Conservative
                                             S+G&I-1    Select + Growth & Income
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKEG-1    Van Kampen Emerging Growth
                                             VKLCC-1    Van Kampen Large Cap Core

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------


AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.



Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.


INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal


CREDIT RISK


The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES


Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.


MORTGAGE AND OTHER ASSET-BACKED SECURITIES


Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans, which could force the portfolio to invest the prepaid amounts at lower interest rates. In addition, rising interest rates can extend the durations and increase the volatility of the portfolio.


                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/ Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                    (6.94)%
1995                    22.99%
1996                     0.14%
1997                     9.16%
1998                     9.32%
1999                    (2.94)%
2000                    10.89%
2001                     8.07%
2002                     9.97%
2003                     4.28%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:     8.20%  Quarter  06/30/1995
Lowest:     (4.90)% Quarter  03/31/1994


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Initial Class                    4.28%     5.93%     6.20%
Service Class                     N/A       N/A      1.78%
Lehman Brothers Aggregate
  Bond Index                     4.10%     6.62%     6.95%
Lehman Brothers U.S.
  Government/Credit Index        4.67%     6.66%     6.98%



 *  Service Class shares commenced operations May 1, 2003.



(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.52%      0.77%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.52%      0.77%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $53      $167      $291       $653
Service Class                    $79      $246      $428       $954
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.68         $0.62           $(0.10)        $ 0.52
                 12/31/2002     11.96          0.64             0.54           1.18
                 12/31/2001     11.14          0.63             0.27           0.90
                 12/31/2000     10.61          0.67             0.48           1.15
                 12/31/1999     11.59          0.64            (0.97)         (0.33)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.97          0.40            (0.17)          0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.59)     $  --        $(0.59)       $12.61
                     (0.46)        --         (0.46)        12.68
                     (0.08)        --         (0.08)        11.96
                     (0.62)        --         (0.62)        11.14
                     (0.65)        --         (0.65)        10.61
----------------
Service Class        (0.04)        --         (0.04)        13.16
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        4.28%      $264,668      0.52%     0.52%         4.88%          27%
                 12/31/2002        9.97        331,734      0.53      0.53          5.21           49
                 12/31/2001        8.07        255,940      0.55      0.55          5.42           53
                 12/31/2000       10.89        142,027      0.53      0.53          6.06           45
                 12/31/1999       (2.94)       153,885      0.53      0.53          5.67           26
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        1.78          1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-October 2, 1986


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY LOGO)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies


The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The portfolio managers also consider companies whose growth rates, although still negative, are less negative than in prior periods.



                - Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.



                The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.


In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.


The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures contracts and other similar securities.



Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating


                                      ATSF
                     ACI- 1 American Century International
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging


CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE(1)

-------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN

(per calendar year)


[Performance Graph]

1997                     7.50%
1998                    12.85%
1999                    24.95%
2000                   (14.99)%
2001                   (23.44)%
2002                   (21.18)%
2003                    25.29%


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   22.87%  Quarter  12/31/1999
Lowest:   (19.85)% Quarter  09/30/2002



(1) Prior to May 1, 2002, a different firm managed this portfolio, the performance set forth prior to May 1, 2002 is attributable to that firm.


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
Initial Class           25.29%    (4.29)%        (0.37)%
Service Class            N/A        N/A         27.24%
Morgan Stanley
  Capital
  International-
  Europe, Australasia
  & Far East Index      39.17%     0.26%          3.17%



* Service Class shares commenced operations May 1, 2003.


                                      ATSF
                     ACI- 2 American Century International

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.93%      0.93%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                          ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $116     $362     $  628     $1,386
Service Class                   $142     $440     $  761     $1,669
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.93% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.


KEITH CREVELING, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.


                                      ATSF
                     ACI- 3 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.01        $ 0.04           $ 1.48         $ 1.52
                 12/31/2002      7.65          0.01            (1.63)         (1.62)
                 12/31/2001     10.34          0.07            (2.45)         (2.38)
                 12/31/2000     14.28          0.04            (2.15)         (2.11)
                 12/31/1999     12.07          0.04             2.90           2.94
-------------------------------------------------------------------------------------
Service Class    12/31/2003      5.91         (0.02)            1.63           1.61
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $ 7.53
                     (0.02)         --        (0.02)         6.01
                     (0.28)      (0.03)       (0.31)         7.65
                     (0.19)      (1.64)       (1.83)        10.34
                     (0.05)      (0.68)       (0.73)        14.28
----------------
Service Class           --          --           --          7.52
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.29 %     $303,527      1.14%     1.14%         0.58 %         219%
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
                 12/31/2000      (14.99)        36,651      1.30      1.66          0.29           112
                 12/31/1999       24.95         33,579      1.50      1.84          0.31           100
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception date of the Fund's share classes are as follows:


     Initial Class-January 2, 1997


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003 the Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14%.



(g) Not annualized for periods of less than one year.


                                      ATSF
                     ACI- 4 American Century International

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, is comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy or is investing through an IRA or other tax-advantaged retirement plans.

(AMERICAN CENTURY LOGO)   American Century Large Company Value

[BULLSEYE ICON]           (formerly American Century Income & Growth)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - U.S. equity securities


The portfolio invests primarily in larger companies. Under normal market conditions, the portfolio will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.


The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.


              The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in U.S. equity securities at all times. When the managers believe it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested. A complete description of these investments and the associated risks is in the section entitled "Explanation of Strategies and Risks."


In the event of exceptional market or economic conditions, the portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


DERIVATIVES


Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions - an anticipated increase may result in a loss instead

 - prices may not match - substantial losses may result when there is movement in the price of financial contracts


 - illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts



 - tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences


 - leveraging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 ACLCV- 1 American Century Large Company Value

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN*

(per calendar year)

                              [PERFORMANCE GRAPH]

2001
2002
2001
2002
2001
2002
2001
2002
2001
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    16.21%  Quarter  06/30/2003
Lowest:    (16.82)% Quarter  09/30/2002



                         AVERAGE ANNUAL TOTAL RETURNS**

                  (For Calendar Year ended December 31, 2003)


                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2001)
                                -------   ---------------
Initial Class                     28.79%      (0.60)%
Service Class                       N/A        24.40%
S&P 500 Composite Stock Price
  Index                           28.67%      (2.69)%


 * Prior to May 1, 2004, this portfolio was named American Century Income & Growth; and the portfolio employed a different investment strategy.


** Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced


                                      ATSF
                 ACLCV- 2 American Century Large Company Value during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $100 million; 0.85% of assets over $100 million up to $250 million; 0.80% of assets in excess of $250 million.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:


MARK MALLON, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the portfolio since its inception. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder.



CHARLES A. RITTER, Vice President and Senior Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.



BRENDON HEALY, Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA as an Equity Analyst.


                                      ATSF
                 ACLCV- 3 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.64         $0.12           $ 2.08         $ 2.20
                 12/31/2002      9.48          0.06            (1.90)         (1.84)
                 12/31/2001     10.00          0.03            (0.55)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.90         $0.08           $ 1.85         $ 1.93
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.03)     $  --        $(0.03)        $9.81
                        --         --            --          7.64
                        --         --            --          9.48
----------------
Service Class       $(0.01)     $  --        $(0.01)        $9.82
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.79%       $59,978      1.08%     1.08%         1.41%          62%
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
                 12/31/2001       (5.20)         6,785      1.40      5.95          0.50           47
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.40%       $   149      1.31%     1.31%         1.39%          62%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2001


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                 ACLCV- 4 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.


In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.


 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.


 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.


 - Investing directly in government securities and short-term commercial paper.



AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.



As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.


(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS


Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.


These risks include the following:

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.


FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in market conditions and other factors, including:



 - fluctuations in market value



 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal


                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging


ISSUER-SPECIFIC CHANGES


The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(per calendar year)


                              (PERFORMANCE GRAPH)


2003                                     22.91



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%



* Service Class shares commenced operations May 1, 2003.


                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets


                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.


[QUESTION]

UNDERLYING FUND EXPENSES

------------------------------------------------------


Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:



                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------



The range is generally expected to vary within a range of 0.51% to 1.27%.



These expense ratios are estimates only, and may vary.


                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio


[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.


In seeking the portfolio's investment objective, ATFA's investment strategies include:


 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.


 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.


 - The portfolio may invest directly in government securities and short-term commercial paper.



ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.



As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS


Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.


The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS


While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:



 - fluctuations in market value



 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal



FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging


ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(per calendar year)


[GRAPH]


2003                                    30.80



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.


[QUESTION]

UNDERLYING FUND EXPENSES

---------------------------------------------


Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:



             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------



The range is generally expected to vary within a range of 0.92% to 1.28%.



These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
                 ----------    ------         -----           ------         ------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                 -------------------------------------------------------------------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
                 --------------------------------------------------------------------   --------------------------------------------
-----



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.


In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.


 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.


 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.


 - Investing directly in government securities and short-term commercial paper.



ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.



As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS


Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.


The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.


FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.



These risks include:



 - fluctuations in market value



 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal



FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference


                                      ATSF

                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging


ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(per calendar year)



                              [PERFORMANCE GRAPH]

2003                    24.87%



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%



*Service Class shares commenced operations May 1, 2003.


                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.


[QUESTION ICON]

UNDERLYING FUND EXPENSES

------------------------------------------------------


Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:



                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------



The range is generally expected to vary within a range of 0.50% to 1.26%.



These expense ratios are estimates only, and may vary.


                                      ATSF

                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
----------------
Service Class       $   --      $  --        $   --        $10.98
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year


                                      ATSF

                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.


(AEGON TRANSAMERICA LOGO)  Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.


In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.


 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.


 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.


 - Investing directly in government securities, and short-term commercial paper.


ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.


As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.


(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS


Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.


The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.


FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:



 - fluctuations in market value



 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal


                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging


ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(per calendar year)


                              [PERFORMANCE GRAPH]


2003                                    27.17



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%



*Service Class shares commenced operations May 1, 2003.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.


[QUESTION ICON]

UNDERLYING FUND EXPENSES

------------------------------------------------------


Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:



     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------



The range is generally expected to vary within a range of 0.50% to 1.26%.



These expense ratios are estimates only, and may vary.


                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
----------------
Service Class       $   --      $  --        $   --        $10.83
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year


                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:

 - Long-term growth of capital and income through investments in securities markets throughout the world.


(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts,

portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.


(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK


The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.


Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                    47.84%
2000                   (15.42)%
2001                   (10.36)%
2002                   (19.52)%
2003                    37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002


                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.


 * Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------


                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:


 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.


 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.


 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.


                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
----------------
Service Class       $   --      $   --       $   --        $11.66
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:

 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.


(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.


To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.


(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]


2001                                                                             -3.38
2002                                                                            -23.80
2003


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%



 * Service Class shares commenced operations May 1, 2003.



(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.


 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.


                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $   --       $(0.01)       $10.07
                     (0.01)      (0.02)       (0.03)         7.39
                     (0.01)      (0.01)       (0.02)         9.74
                        --          --           --         10.10
----------------
Service Class       $   --      $   --       $   --        $10.07
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-October 9, 2000


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).


[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.


In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.


Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK


The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.


FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09
1995                                     34.59
1996                                     23.84
1997                                     24.81
1998                                      7.56
1999                                    (3.06)
2000                                      5.57
2001                                      6.64
2002                                    (20.70)
2003                                     34.58

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002



                         AVERAGE ANNUAL TOTAL RETURNS**


                  (For Calendar Year ended December 31, 2003)



                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*



**  Service Class shares commenced operations May 1, 2003.



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------


                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
----------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 27, 1993


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE(1)

------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN(1)

(per calendar year)
[PERFORMANCE GRAPH]


1999                                                          -3.77
2000                                                          29.62
2001                                                          11.05
2002                                                           3.60
2003                                                          35.74



(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%



* Service Class shares commenced operations May 1, 2003.


                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
----------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 1998


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.


In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.


The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.


The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES


The value of these securities may change daily based on changes in market conditions and other factors, including:



 - fluctuations in market value



 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates


 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)

PAST PERFORMANCE(1)

---------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN (per calendar year)(1)


                              [PERFORMANCE GRAPH]


1995                                    25.25
1996                                    11.64
1997                                    24.65
1998                                     3.05
1999                                    -4.45
2000                                    29.16
2001                                    15.70
2002                                     0.96
2003                                    26.84


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999



                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)


                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%



(1) Prior to January 1, 2004, the portfolio employed a different investment style.


 * Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
----------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 1994


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."


The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 Composite Stock Price Index as the performance benchmark for the portfolio.


Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]


1999                                                        71.10
2000                                                       -17.55
2001                                                       -22.84
2002                                                       -26.02
2003                                                        22.72


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    12.74%  Quarter  06/30/2003
Lowest:    (16.25)% Quarter  06/30/2002


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                    24.67%        (0.33)%
Service Class                      N/A         17.25%
S&P 500 Composite Stock Price
  Index                          28.67%        (5.59)%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.80%      1.10%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.10%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.


ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million and 0.75% of assets over $250 million.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.
                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.88         $0.06           $ 1.88         $ 1.94
                 12/31/2002      9.96          0.05            (2.11)         (2.06)
                 12/31/2001     11.38          0.04            (1.43)         (1.39)
                 12/31/2000     10.00          0.04             1.34           1.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.37         $0.03           $ 1.41         $ 1.44
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.04)     $  --        $(0.04)       $ 9.78
                     (0.02)        --         (0.02)         7.88
                     (0.03)        --         (0.03)         9.96
                        --         --            --         11.38
----------------
Service Class       $   --      $  --        $   --        $ 9.81
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.67 %     $229,217      0.85%     0.85%         0.73%          39%
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.25 %     $    541      1.12%     1.12%         0.50%          39%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2000


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.





(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."


To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.


Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS


While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the NASDAQ 100 Index and the NASDAQ Composite Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2001                                                                            -36.94
2002                                                                            -38.12
2003                                                                             50.95

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   34.92%  Quarter  12/31/2001
Lowest:   (34.65)% Quarter  09/30/2001



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Initial Class                      50.95%      (22.26)%
Service Class                        N/A         32.33%
NASDAQ 100 Index...............    49.12%      (22.66)%
NASDAQ Composite Index**           50.01%      (16.35)%



 * Service Class shares commenced operations May 1, 2003.


** This Index served as the portfolio's benchmark prior to May 1, 2004.


(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 2.63        $(0.02)          $ 1.36         $ 1.34
                 12/31/2002      4.25         (0.03)           (1.59)         (1.62)
                 12/31/2001      6.74         (0.03)           (2.46)         (2.49)
                 12/31/2000     10.00         (0.01)           (3.25)         (3.26)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 3.00        $(0.02)          $ 0.99         $ 0.97
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $  --         $  --         $3.97
                       --          --            --          2.63
                       --          --            --          4.25
                       --          --            --          6.74
----------------
Service Class       $  --       $  --         $  --         $3.97
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       50.95 %     $213,164      0.87%     0.87%        (0.57)%         40%
                 12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
                 12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
                 12/31/2000      (32.60)        24,159      1.00      1.05         (0.16)          48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       32.33 %     $    740      1.12%     1.12%        (0.83)%         40%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2000


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.



(g) Not annualized for periods of less than one year.


                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.


Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:


               - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.


               - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:



   - high potential reward compared to potential risk


   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index
portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.


INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell Mid Cap Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]


1998                                                         31.39
1999                                                         18.16
2000                                                        -10.92
2001                                                        -11.98
2002                                                        -24.59
2003                                                         28.94


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    22.37%  Quarter 12/31/1998
Lowest:    (17.69)% Quarter 09/30/2002


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                             SINCE INCEPTION
                          1 YEAR    5 YEAR    (MAY 2, 1997)
                          -------   ------   ---------------
Initial Class               28.94%  (2.07)%        5.78%
Service Class                 N/A      N/A        22.71%
Russell Mid Cap Value
  Index                     28.67%  (0.57)%        6.60%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.


                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets


                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.75%      0.75%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.82%      1.07%
Expense reduction(b)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.82%      1.07%
-----------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $5590     $1,306
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Disciplined Equity Fund.


                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.94         $0.10           $ 2.77         $ 2.87
                 12/31/2002     13.24          0.08            (3.33)         (3.25)
                 12/31/2001     15.13          0.06            (1.86)         (1.80)
                 12/31/2000     18.16          0.07            (1.99)         (1.92)
                 12/31/1999     16.08          0.08             2.78           2.86
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.43         $0.06           $ 2.31         $ 2.37
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $   --       $(0.06)       $12.75
                     (0.05)         --        (0.05)         9.94
                     (0.09)         --        (0.09)        13.24
                     (0.08)      (1.03)       (1.11)        15.13
                     (0.03)      (0.75)       (0.78)        18.16
----------------
Service Class       $(0.01)     $   --       $(0.01)       $12.79
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.94 %     $233,744      0.82%     0.82%         0.91%          52%
                 12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
                 12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
                 12/31/2000      (10.92)       156,517      0.87      0.87          0.53           68
                 12/31/1999       18.16        153,967      0.78      0.78          0.73           56
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.71 %     $    922      1.06%     1.06%         0.74%          52%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 2, 1997


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JP MORGAN LOGO)   J.P. Morgan Mid Cap Value

[BULLSEYE ICON]    (formerly, Dreyfus Mid Cap)
OBJECTIVE
---------------------------

This portfolio seeks growth from capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.


Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.


JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.


The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. Investors should note that short-term interest rates are at or near historic lows.


FOREIGN STOCKS


Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs') and European Depository Receipts
(EDRs)) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher cost for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward foreign currency contracts for hedging

DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions--an anticipated increase may result in a loss instead

                                      ATSF
                      JPMMCV- 1 J.P. Morgan Mid Cap Value

 - prices may not match--substantial losses may result when there is movement in the price of financial contracts

 - illiquid markets--the portfolio may not be able to control losses if there is no market for the contracts

 - tax consequences--the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

 - leveraging

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

OVER-THE-COUNTER INVESTING

Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell Mid Cap Value Index and the S&P MidCap 400 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN (per calendar year)


                                 INITIAL CLASS

                              [PERFORMANCE GRAPH]


2000                                     12.92
2001                                     -3.94
2002                                    -12.72
2003                                     31.42


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    16.27%  Quarter  12/31/2001
Lowest:    (15.61)% Quarter  09/30/2001



                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)


                                         SINCE INCEPTION
                                1 YEAR    (MAY 3, 1999)
                                ------   ---------------
Initial Class                   31.42%         6.73%
Service Class                     N/A         26.54%
Russell Mid Cap Value Index     38.07%         8.00%
S&P MidCap 400 Index**          35.59%         9.65%



(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.



  * Service Class shares commenced operations May 1, 2003.



** This was the portfolio's benchmark prior to May 1, 2004.


                                      ATSF
                      JPMMCV- 2 J.P. Morgan Mid Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.85%      0.85%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.17%      0.17%
                                   ------------------
TOTAL                                1.02%      1.27%
Expense reduction(b)                (0.02)%    (0.02)%
                                   ------------------
NET OPERATING EXPENSES               1.00%      1.25%
------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with ATFA through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $323      $561      $1,246
Service Class                    $127     $401      $695      $1,532
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% up to $100 million and 0.80% over $100 million



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.83% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director, has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

                                      ATSF
                      JPMMCV- 3 J.P. Morgan Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.85        $ 0.01           $ 3.08         $ 3.09
                 12/31/2002     11.29          0.01            (1.45)         (1.44)
                 12/31/2001     11.90          0.01            (0.49)         (0.48)
                 12/31/2000     10.72          0.03             1.36           1.39
                 12/31/1999     10.00          0.04             0.68           0.72
-------------------------------------------------------------------------------------
Service Class    12/31/2003     10.21         (0.01)            2.72           2.71
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $   --       $(0.01)       $12.93
                        --          --           --          9.85
                     (0.12)      (0.01)       (0.13)        11.29
                     (0.21)         --        (0.21)        11.90
                        --          --           --         10.72
----------------
Service Class           --          --           --         12.92
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.42 %      $74,375      1.00%     1.02%         0.10 %          73%
                 12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
                 12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
                 12/31/2000       12.92         14,714      1.00      1.90          0.29           111
                 12/31/1999        7.20          3,384      1.00      4.89          0.58            94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 3, 1999


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                      JPMMCV- 4 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:


 - Equity securities


The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                             -28.2
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-October 2, 1986


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.


(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:

 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations.


(Jennison Associates Logo)    Jennison Growth
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.


The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets


In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:


 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management


Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, American Depository Receipts
(ADRs) and other similar receipts or shares are not considered to be foreign securities.


The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             16.81
1998                                                                              5.18
1999                                                                              4.79
2000                                                                            -11.58
2001                                                                            -18.54
2002                                                                            -30.74
2003                                                                             28.77

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   16.24%  Quarter  12/31/2001
Lowest:   (19.36)% Quarter  09/30/2001


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                             SINCE INCEPTION
                       1 YEAR   5 YEARS    (NOVEMBER 18, 1996)
                       ------   --------   -------------------
Initial Class          28.77%    (7.61)%          (2.55)%
Service Class           N/A        N/A            21.36%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%           7.55%



 *  Service Class shares commenced operations May 1, 2003.



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.


                                      ATSF
                            JNGR- 2 Jennison Growth

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

SPIROS "SIG" SEGALAS, KATHLEEN A. McCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.


Ms. McCarragher is a Director and an Executive Vice President of Jennison. She is also Jennison's Head of Growth Equity. Ms. McCarragher joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.



Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972. He is also Jennison's Director of Research for Growth Equity.


                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 5.70        $   --           $ 1.64        $  1.64
                 12/31/2002      8.23         (0.01)           (2.52)         (2.53)
                 12/31/2001     10.30         (0.02)           (1.87)         (1.89)
                 12/31/2000     12.56          0.20            (1.56)         (1.36)
                 12/31/1999     12.22          0.18             0.41           0.59
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 6.04        $(0.02)          $ 1.31        $  1.29
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $ 7.34
                        --          --           --          5.70
                     (0.18)         --        (0.18)         8.23
                     (0.18)      (0.72)       (0.90)        10.30
                     (0.13)      (0.12)       (0.25)        12.56
----------------
Service Class       $   --      $   --       $   --        $ 7.33
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.77 %     $160,265      0.90%     0.90%        (0.04)%         132%
                 12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
                 12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
                 12/31/2000      (11.58)        36,458      0.93      1.00          1.60           166
                 12/31/1999        4.79         44,900      0.85      0.91          1.34            48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.36 %     $    121      1.17%     1.17%        (0.36)%         132%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-November 18, 1996


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies, and overall financial strength


- apparent use of conservative accounting standards, and transparent financial disclosure


 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

(GRAPH ICON)

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN

(per calendar year)
(PERFORMANCE GRAPH)

2000                                                                             -8.02
2001                                                                            -14.09
2002                                                                            -25.98
2003                                                                             26.34


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   11.54%  Quarter  06/30/2003
Lowest:   (16.26)% Quarter  09/30/2002


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                               SINCE
                                             INCEPTION
                                  1 YEAR   (MAY 3, 1999)
                                  ------   -------------
Initial Class                     26.34%       (2.99)%
Service Class                       N/A      20.11 %
S&P 500 Composite Stock Price
  Index                           28.67%       (2.43)%



* Service Class shares commenced operations May 1, 2003.



(1) Prior to November 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.


(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total
                                      ATSF
                            MARGR- 2 Marsico Growth
return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGER:



THOMAS F. MARSICO sets the investment strategy for the portfolio. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.72        $(0.01)         $  1.78        $  1.77
                 12/31/2002      9.09            --            (2.36)         (2.36)
                 12/31/2001     10.67          0.02            (1.52)         (1.50)
                 12/31/2000     11.75          0.02            (0.95)         (0.93)
                 12/31/1999     10.00          0.01             1.74           1.75
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.06        $(0.03)         $  1.45        $  1.42
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class      $    --     $    --       $    --       $ 8.49
                     (0.01)         --         (0.01)        6.72
                     (0.07)      (0.01)        (0.08)        9.09
                     (0.10)      (0.05)        (0.15)       10.67
                        --          --            --        11.75
----------------
Service Class      $    --     $    --       $    --       $ 8.48
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       26.34 %     $135,376      0.98%     0.98%        (0.19)%         111%
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
                 12/31/2000       (8.02)        20,185      1.00      1.37          0.15            37
                 12/31/1999       17.50          8,204      1.00      2.68          0.12            40
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.11 %     $    759      1.25%     1.25%        (0.47)%         111%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 3, 1999


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.10%.



(g) Not annualized for periods of less than one year.


                                      ATSF
                            MARGR- 4 Marsico Growth

---------------------
This portfolio may be
appropriate for the
investor who seeks
superior long term
performance with
below average
volatility.

(ML LOGO)   Mercury Large Cap Value

            (formerly PBHG/NWQ Value Select)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth. In attempting to achieve its objective, the portfolio will seek to achieve superior long-term performance relative to the Russell 1000 Value Index by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index.


Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the portfolio that considers such factors as:

- Earnings Momentum to include the direction of earnings estimates

- Earnings Surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:


- Relative price earnings and price to book ratios


- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index


In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depository Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.


As a temporary measure for defensive purposes, the portfolio may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may adversely affect the portfolio's ability to meet its investment objective.

                                      ATSF
                        MLCV- 1 Mercury Large Cap Value

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.


Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

INTRINSIC VALUE


A portfolio manager looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, the manager does not invest in the stock or, if the portfolio has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, the manager may invest in the company or, if the portfolio has already invested in the company, attempt to buy more shares.


PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 1, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN (per calendar year)


                              [PERFORMANCE GRAPH]

1997                                     25.04
1998                                     -4.78
1999                                      7.95
2000                                     15.19
2001                                     -1.81
2002                                    -14.21
2003                                     29.78


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   19.27%  Quarter  06/30/2003
Lowest:   (20.67)% Quarter  09/30/2002



                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)


                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
Initial Class          29.78%     6.33%        8.22%
Service Class            N/A       N/A        28.03%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%       8.85%



(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.



 * Service Class shares commenced operations May 1, 2003.


                                      ATSF
                        MLCV- 2 Mercury Large Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE


ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)


% of average daily net assets


                                CLASS OF SHARES
                               INITIAL    SERVICE
-------------------------------------------------
Management fees                  0.79%      0.79%
Rule 12b-1 fees                   N/A       0.25%
Other expenses                   0.05%      0.05
                                  ---------------
TOTAL                            0.84%      1.09%
Expense reduction(b)             0.00%      0.00%
                                  ---------------
NET OPERATING EXPENSES           0.84%      1.09%
-------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISERS: Fund Asset Management, L.P., doing business as Mercury Advisors.



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:


The portfolio is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.


                                      ATSF
                        MLCV- 3 Mercury Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.63         $0.17           $ 3.28         $ 3.45
                 12/31/2002     14.09          0.18            (2.17)         (1.99)
                 12/31/2001     14.37          0.15            (0.41)         (0.26)
                 12/31/2000     12.77          0.15             1.78           1.93
                 12/31/1999     12.12          0.10             0.85           0.95
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $11.77         $0.11           $ 3.19         $ 3.30
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.11)     $   --       $(0.11)       $14.97
                     (0.12)      (0.35)       (0.47)        11.63
                     (0.02)         --        (0.02)        14.09
                     (0.18)      (0.15)       (0.33)        14.37
                     (0.10)      (0.20)       (0.30)        12.77
----------------
Service Class       $(0.01)     $   --       $(0.01)       $15.06
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       29.78 %     $383,372      0.84%     0.84%         1.33%          145%
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
                 12/31/2000       15.19        144,818      0.88      0.88          1.10            46
                 12/31/1999        7.95        137,158      0.90      0.90          0.77            34
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.03 %     $    918      1.10%     1.10%         1.19%          145%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class--May 1, 1996


     Service Class--May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                        MLCV- 4 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:

 - High current income and are willing to assume the risks of investing in junk bonds.


[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

               - U.S. government securities including U.S. Treasury obligations

               - Brady bonds

               - commercial paper and other short-term corporate obligations

               - Eurodollar obligations

               - variable amount master demand notes and variable rate notes

              The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK


The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.


CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999      5.82
2000     -5.18
2001      3.78
2002      2.07
2003     17.74




The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%



 * Service Class shares commenced operations May 1, 2003.



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:


JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.


                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
----------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-June 1, 1998


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his investment.

(MUNDER CAPITAL LOGO)    Munder Net50
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder) seeks to achieve the portfolio's objective by investing principally in:


 - stocks of domestic and foreign companies that are engaged in the Internet- and Intranet-related businesses



Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities, and American Depository Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, the fund may invest up to 25% in foreign securities.



The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.



There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies.
               The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.


               The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

ADRS


Many securities of foreign issuers are represented by American Depository Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:


 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - More fluctuations in market prices

 - Less information available

                                      ATSF
                               MN- 1 Munder Net50

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.


Internet related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.


IPOS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]

PAST PERFORMANCE  (1)

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Inter@ctive Week Internet Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN

(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -0.62
2001                                                                            -25.42
2002                                                                            -38.41
2003                                                                              66.6

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   38.66%  Quarter  12/31/2001
Lowest:   (46.99)% Quarter  09/30/2001



(1) Prior to May 1, 2001, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.


                                      ATSF
                               MN- 2 Munder Net50

                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                         SINCE INCEPTION
                               1 YEAR      MAY 3, 1999
                               -------   ---------------
Initial Class                    66.60%        (2.33)%
Service Class                      N/A         39.39%
S&P 500 Composite Stock Price
  Index                          28.67%        (2.43)%
Inter@ctive Week Internet
  Index                          73.12%       (16.43)%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                             ---------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                       (0.08)%    (0.08)%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $102     $336     $  588     $1,310
Service Class                   $127     $414     $  721     $1,594
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Munder Capital Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.


                                      ATSF
                               MN- 3 Munder Net50

[MONEY ICON]

FINANCIAL HIGHLIGHTS ()

---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 4.97        $(0.06)          $ 3.37         $ 3.31
                 12/31/2002      8.07         (0.05)           (3.05)         (3.10)
                 12/31/2001     10.88            --            (2.76)         (2.76)
                 12/31/2000     11.25          0.08            (0.14)         (0.06)
                 12/31/1999     10.00          0.03             1.74           1.77
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 5.94        $(0.06)          $ 2.40         $ 2.34
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $ 8.28
                        --          --           --          4.97
                     (0.05)         --        (0.05)         8.07
                     (0.26)      (0.05)       (0.31)        10.88
                     (0.52)         --        (0.52)        11.25
----------------
Service Class       $   --      $   --       $   --        $ 8.28
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       66.60 %      $74,941      1.00%     1.08%        (0.88)%          29%
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
                 12/31/2000       (0.62)         6,451      1.00      2.44          0.71           110
                 12/31/1999       17.82          2,783      1.00      5.57          0.50           341
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       39.39 %      $   750      1.25%     1.38%        (1.14)%          29%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 3, 1999


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                               MN- 4 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(per calendar year)

[PERFORMANCE GRAPH]

2003                                                                             4.90


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%



* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------


                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.


WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.




[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
----------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:


 - Common stocks


 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks



 - Companies SaBAM believes are undervalued in the marketplace



While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.


To a lesser extent, the portfolio may invest in:


 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.



               This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.



               The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.



               SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies.
First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.


When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:


   - New, improved or unique products and services



   - New or rapidly expanding markets for the company's products



   - New management



   - Changes in the economic, financial, regulatory or political environment particularly affecting the company



   - Effective research, product development and marketing



   - A business strategy not yet recognized by the marketplace.



The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from


                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


CONVERTIBLES



The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.



FOREIGN SECURITIES



Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.



DERIVATIVES



Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.



Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2000                                                                             18.30
2001                                                                              2.09
2002                                                                            -24.71
2003                                                                             35.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002


                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)


                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
   12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:


JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.



PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.


                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
----------------
Service Class       $   --      $   --       $   --        $13.08
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 3, 1999


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

Select+ Aggressive
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser seeks this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective. Currently, however, the portfolio invests only in underlying ATSF portfolios.


In seeking the portfolio's investment objective, investment strategies include:

 - Under normal market conditions, allocating 100% of the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, consistent with the investment objective.

               - Adjusting the allocations to favor investments in those
                 portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

               - The portfolio may invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:


UNDERLYING PORTFOLIOS



Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.



These risks include the following:



STOCKS



While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.



FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in market conditions and other factors, including:



 - fluctuations in market value



 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal



FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity

                                      ATSF
                           S+AG- 1 Select+ Aggressive

 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging



ISSUER-SPECIFIC CHANGES



The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


SELECT+ AGGRESSIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):


                                        TOTAL OPERATING
UNDERLYING PORTFOLIO                    EXPENSE RATIOS
--------------------                    ---------------
American Century Large Company Value         1.08%
American Century International               1.14%
Capital Guardian Global                      1.14%
Capital Guardian U.S. Equity                 0.91%
Capital Guardian Value                       0.88%
Federated Growth & Income                    0.81%
Janus Growth                                 0.84%
Salomon All Cap                              0.86%
T. Rowe Price Equity Income                  0.78%
T. Rowe Price Growth Stock                   0.84%
Third Avenue Value                           0.85%
Transamerica Money Market                    0.38%
Van Kampen Active International
  Allocation                                 0.99%
Van Kampen Emerging Growth                   0.86%



After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios (as of December 31, 2003) of the Underlying Portfolios in which it is investing in as of December 31, 2003, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.41% (Initial Class), and is generally expected to vary within a range of 0.93% to 1.69%. These expenses are estimates only and may vary.


The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index and the Wilshire 5000 Total Market Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                           S+AG- 2 Select+ Aggressive

TOTAL RETURN (per calendar year)*



                              [PERFORMANCE GRAPH]

2003                                    27.25



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   14.33%  Quarter  06/30/2003
Lowest:    (3.48)% Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                             1 YEAR    SINCE INCEPTION
                             ------   (DECEMBER 5, 2002)
Initial Class                27.25%        22.49%
Wilshire 5000 Total Market
  Index                      29.44%        20.14%
S&P 500 Composite Stock
  Price Index                28.67%        19.27%



 * Service Class shares are not offered in this portfolio.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                      CLASS OF SHARES
                                   INITIAL    SERVICE(C)
--------------------------------------------------------
Management fees                       0.10%       0.10%
Rule 12b-1 fees                        N/A        0.25%
Other expenses                       25.71%      25.71%
                                     -------------------
TOTAL                                25.81%      26.06%
Expense reduction(b)                (25.26%)    (25.26)%
                                     -------------------
NET OPERATING EXPENSES                0.55%       0.80%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

(c) Service Class shares are not currently offered for this portfolio.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $56     $4,384    $7,098    $10,241
Service Class                   $82     $4,429    $7,138    $10,245
--------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)



ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.



For the fiscal year ended December 31, 2003, the portfolio did not pay a management fee, after reimbursement and/or fee waivers.



PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.


                                      ATSF
                           S+AG- 3 Select+ Aggressive

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


The financial Highlights table is intended to help you understand each portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
             -----------------------------------------------------------------------------------------------
                                    INVESTMENT OPERATIONS                          DISTRIBUTIONS
             NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
 FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
  PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
 ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------
12/31/2003    $ 9.76        $(0.03)          $ 2.69        $  2.66       $  --       $  --         $  --        $12.42
12/31/2002     10.00            --            (0.24)         (0.24)         --          --            --          9.76
------------------------------------------------------------------------------------------------------------------------



                                              RATIOS/SUPPLEMENTAL DATA
                            ------------------------------------------------------------
                                          RATIO OF EXPENSES
                            NET ASSETS,      TO AVERAGE       NET INVESTMENT
 FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
  PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
 ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
----------------------------------------------------------------------------------------
12/31/2003      27.25 %        $453        0.55%    25.81%        (0.25)%         23%
12/31/2002      (2.40)           98        0.55     77.92         (0.49)          --
----------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception date of the Fund is December 5, 2002.



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                           S+AG- 4 Select+ Aggressive

---------------------

This portfolio may be appropriate for the investor who seeks to preserve capital.


Select+ Conservative
[BULLSEYE ICON]
OBJECTIVES
----------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser seeks those objectives by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objectives. Currently, however, the portfolio invests only in underlying ATSF portfolios.


In seeking the portfolio's investment objectives, the sub-adviser's investment strategies include:


 - Under normal market conditions, allocating adjusting the portfolio's investments among underlying portfolios so that no more than 30% of its assets are invested in equities and at least 70% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.


 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

               - The portfolio may also invest directly in short-term
                 securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS


Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.



These risks include the following:



STOCKS



While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.



FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in market conditions and other factors, including:



 - fluctuations in market value



 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal


                                      ATSF
                          S+C- 1 Select+ Conservative

FOREIGN SECURITIES


Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging



ISSUER-SPECIFIC CHANGES



The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


SELECT + CONSERVATIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):


                                          TOTAL OPERATING
          UNDERLYING PORTFOLIO:           EXPENSE RATIOS
          ---------------------           ---------------
American Century Large Company Value            1.08%
American Century International                  1.14%
Capital Guardian Global                         1.14%
Capital Guardian U.S. Equity                    0.91%
Capital Guardian Value                          0.88%
Clarion Real Estate Securities                  0.87%
Federated Growth & Income                       0.81%
Janus Growth                                    0.84%
MFS High Yield                                  0.81%
PIMCO Total Return                              0.75%
Salomon All Cap                                 0.86%
T. Rowe Price Growth Stock                      0.84%
T. Rowe Price Equity Income                     0.78%
Third Avenue Value                              0.85%
Transamerica Equity                             0.78%
Transamerica Growth Opportunities               0.90%
Transamerica Money Market                       0.38%
Transamerica U.S. Government Securities         0.69%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2003) of the Underlying Portfolios in which it is investing in as of December 31, 2003, the total annualized weighted average expense ratio is estimated to be: approximately 1.30% (Initial Class) and is generally expected to vary within a range of 0.93% to 1.69%. These expenses are estimates only and may vary.


The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Standard & Poor's 500 Composite Stock Price Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect


                                      ATSF
                          S+C- 2 Select+ Conservative
charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(For Calendar Year ended December 31, 2003)

[PERFORMANCE GRAPH]

2003                                                                             12.06


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    6.06%  Quarter  06/30/2003
Lowest:     0.30%  Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                           SINCE INCEPTION
                               1 YEAR     (DECEMBER 5, 2002)
                              ---------   ------------------
Initial Class                     12.06%         11.56%
Lehman Brothers Aggregate
  Bond Index                       4.10%          5.74%
S&P 500 Composite Stock
  Price Index                     28.67%         19.27%



* Service Class shares are not offered in this portfolio.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                          CLASS OF SHARES
                                        INITIAL   SERVICE(C)
------------------------------------------------------------
Management fees                           0.10%       0.10%
Rule 12b-1 fees                            N/A        0.25%
Other expenses                            2.39%       2.39%
                                             ---------------
TOTAL                                     2.49%       2.74
Expense reduction(b)                     (1.94)%     (1.94)
                                             ---------------
NET OPERATING EXPENSES                    0.55%       0.80%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


(c) Service Class shares are not currently offered for this portfolio.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $56      $590     $1,150     $2,679
Service Class                   $82      $666     $1,276     $2,928
--------------------------------------------------------------------


                                      ATSF
                          S+C- 3 Select+ Conservative

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.


For the fiscal year ended December 31, 2003, the portfolio did not pay a management fee, after reimbursement and/or fee waivers.


PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand each portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
             -----------------------------------------------------------------------------------------------------------
                                    INVESTMENT OPERATIONS                          DISTRIBUTIONS
             NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
 FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
  PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
 ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------
12/31/2003    $10.03         $0.08           $1.13          $1.21        $  --       $  --         $  --        $11.24
12/31/2002    $10.00         $  --           $0.03          $0.03        $  --       $  --         $  --        $10.03
------------------------------------------------------------------------------------------------------------------------



                                              RATIOS/SUPPLEMENTAL DATA
                            ------------------------------------------------------------
                                          RATIO OF EXPENSES
                            NET ASSETS,      TO AVERAGE       NET INVESTMENT
 FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
  PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
 ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
----------------------------------------------------------------------------------------
12/31/2003      12.06%        $3,706       0.55%     2.49%         0.73 %           6%
12/31/2002       0.30%        $  112       0.55%    72.67%        (0.49)%          --%
----------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception date of the Fund is December 5, 2002.



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                          S+C- 4 Select+ Conservative

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

Select+ Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return through a combination of growth of capital and current income, consistent with preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser seeks to achieve this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective. Currently, however, the portfolio invests only in underlying ATSF portfolios.


In seeking the portfolio's investment objective, the sub-adviser's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.

               - Under normal market conditions, allocating the portfolio's investments among the underlying portfolios so that no more than 75% of its assets are invested in equities, and at least 25% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may also invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:


UNDERLYING PORTFOLIOS



Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.



These risks include the following:



STOCKS



While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.



FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in market conditions and other factors, including:



 - fluctuations in market value



 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.



 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



 - issuers defaulting on their obligations to pay interest or return principal


                                      ATSF
                        S+G&I- 1 Select+ Growth & Income

FOREIGN SECURITIES



Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher costs for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward currency contracts for hedging



ISSUER-SPECIFIC CHANGES



The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

SELECT+ GROWTH & INCOME

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).


                                        TOTAL OPERATING
UNDERLYING PORTFOLIO                    EXPENSE RATIOS
--------------------                    ---------------
American Century Large Company Value         1.08%
American Century International               1.14%
Capital Guardian Global                      1.14%
Capital Guardian U.S. Equity                 0.91%
Capital Guardian Value                       0.88%
Clarion Real Estate Securities               0.87%
Federated Growth & Income                    0.81%
Janus Growth                                 0.84%
MFS High Yield                               0.81%
PIMCO Total Return                           0.75%
Salomon All Cap                              0.86%
T. Rowe Price Equity Income                  0.78%
T. Rowe Price Growth Stock                   0.84%
Third Avenue Value                           0.85%
Transamerica Equity                          0.78%
Transamerica Growth Opportunities            0.90%
Transamerica Money Market                    0.38%
Transamerica U.S. Government
  Securities                                 0.69%
Van Kampen Active International
  Allocation                                 0.99%
Van Kampen Emerging Growth                   0.86%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2003), of the Underlying Portfolios in which it is investing in as of December 31, 2003, the total annualized weighted average expense ratio the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.37% (Investor Class), and is generally expected to vary within a range of 0.93% to 1.69%. These expenses are estimates only and may vary. The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

                                      ATSF
                        S+G&I- 2 Select+ Growth & Income

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.



TOTAL RETURN


(For Calendar Year ended December 31, 2003)

[PERFORMANCE GRAPH]

2003                                                                             20.95


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   10.13%  Quarter  06/30/2003
Lowest:    (1.11)% Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                       SINCE INCEPTION
                             1 YEAR   (DECEMBER 5, 2002)
                             ------   ------------------
Initial Class                20.95%        18.14%
S&P 500 Composite Stock
  Price Index                28.67%        19.27%
Lehman Brothers Aggregate
  Bond Index                 4.10%          5.74%



 *Service Class shares are not offered by this portfolio.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets


                                            CLASS OF SHARES
                                          INITIAL   SERVICE(C)
--------------------------------------------------------------
Management fees                             0.10%       0.10%
Rule 12b-1 fees                              N/A        0.25%
Other expenses                              1.54%       1.54%
                                           -----      ------
TOTAL                                       1.64%       1.89%
Expense reduction(b)                      (1.09)%     (1.09)
                                           -----      ------
NET OPERATING EXPENSES                      0.55%       0.80%
--------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

(c)Service Class shares are not currently offered by this portfolio.

                                      ATSF
                        S+G&I- 3 Select+ Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $56      $410      $789      $1,852
Service Class                    $82      $488      $920      $2,123
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%


For the fiscal year ended December 31, 2003, the portfolio did not pay a management fee after reimbursement and/or fee waivers.


PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand each portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -----------------------------------------------------------------------------------------------------------
                                         INVESTMENT OPERATIONS                          DISTRIBUTIONS
                  NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
    FOR THE        VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
     PERIOD       BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
    ENDED(B)      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------
12/31/2003         $ 9.88         $0.01           $ 2.06         $ 2.07       $  --       $  --         $  --        $11.95
12/31/2002          10.00            --            (0.12)         (0.12)         --          --            --          9.88
-----------------------------------------------------------------------------------------------------------------------------



                                                   RATIOS/SUPPLEMENTAL DATA
                                 ------------------------------------------------------------
                                               RATIO OF EXPENSES
                                 NET ASSETS,      TO AVERAGE       NET INVESTMENT
    FOR THE                        END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
     PERIOD          TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
    ENDED(B)      RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------
12/31/2003           20.95 %       $5,370       0.55%     1.64%         0.07 %         15%
12/31/2002           (1.20)         1,045       0.55     17.63         (0.49)          --
---------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception date of the Fund is December 5, 2002.



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                        S+G&I- 4 Select+ Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.


T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.


In selecting investments, T. Rowe Price generally favors companies with the following:
               - an established operating history


               - above-average dividend yield relative to the S&P 500 Composite
                 Stock Price Index (S&P 500)



               - low price-to-earnings ratio relative to the S&P 500


               - a sound balance sheet and other positive financial
                 characteristics

               - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises


In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN

(For Calendar Year ended December 31, 2003)

(PERFORMANCE GRAPH)

1995                                                                             30.50
1996                                                                             19.88
1997                                                                             28.27
1998                                                                              8.81
1999                                                                              3.47
2000                                                                             12.31
2001                                                                              2.17
2002                                                                            -12.81
2003                                                                             25.59

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002


                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%



 *  Service Class shares commenced operations May 1, 2003.



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)
% of average daily net assets


                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:


BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.


                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
----------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-January 3, 1995


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


               In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             37.20
1996                                                                             20.77
1997                                                                             28.57
1998                                                                             28.67
1999                                                                             22.19
2000                                                                             -0.51
2001                                                                            -10.04
2002                                                                            -22.81
2003                                                                             30.76

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:      23.37%  Quarter  12/31/1998
Lowest:      (15.04)% Quarter  06/30/2002


                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                            SINCE INCEPTION
                        1 YEAR   5 YEARS   (JANUARY 3, 1995)
                        ------   -------   -----------------
Initial Class           30.76%    2.00%          13.10%
Service Class             N/A      N/A           22.51%
S&P 500 Composite
  Stock Price Index     28.67%   (0.57)%         12.20%



 *  Service Class shares commenced operations May 1, 2003.



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $15.09         $0.03           $ 4.61         $ 4.64
                 12/31/2002     19.56          0.02            (4.48)         (4.46)
                 12/31/2001     25.62          0.02            (2.37)         (2.35)
                 12/31/2000     28.73            --            (0.15)         (0.15)
                 12/31/1999     25.60          0.03             5.28           5.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $16.08         $  --           $ 3.62         $ 3.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $   --       $(0.01        $19.72
                     (0.01)         --        (0.01)        15.09
                        --       (3.71)       (3.71)        19.56
                     (0.03)      (2.93)       (2.96)        25.62
                     (0.07)      (2.11)       (2.18)        28.73
----------------
Service Class       $   --      $   --       $   --        $19.70
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.76 %     $325,035      0.84%     0.84%         0.20%          38%
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
                 12/31/2000       (0.51)       269,983      0.90      0.91          0.01           80
                 12/31/1999       22.19        257,879      0.87      0.88          0.21           66
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.51 %     $    678      1.12%     1.12%         0.01%          38%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-January 3, 1995


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.

This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), which was approximately $3 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

               T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.


               While the portfolio invests principally in small-cap U.S. common stocks, and, to a lesser extent in foreign stocks (up to 30% of total assets), and stock index futures and options, it may also purchase other securities, in keeping with its objective.


               The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.
Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -8.45
2001                                                                             -9.71
2002                                                                            -27.35
2003                                                                             40.40

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   25.80%   Quarter  12/31/2001
Lowest:   (25.15)%  Quarter  09/30/2001


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
Initial Class                 40.40%         3.38%
Service Class                   N/A         34.42%
Russell 2000 Index            47.25%         6.96%



* Service Class shares commenced operations May 1, 2003.


                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.80%      1.05%
Expense reduction(b)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.80%      1.05%
---------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.97        $(0.05)          $ 3.27        $  3.22
                 12/31/2002     10.97         (0.07)           (2.93)         (3.00)
                 12/31/2001     12.15         (0.08)           (1.10)         (1.18)
                 12/31/2000     13.41         (0.08)           (1.04)         (1.12)
                 12/31/1999     10.00         (0.03)            3.87           3.84
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.31        $(0.05)          $ 2.91        $  2.86
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $  --        $   --        $11.19
                        --         --            --          7.97
                        --         --            --         10.97
                     (0.14)        --         (0.14)        12.15
                     (0.43)        --         (0.43)        13.41
----------------
Service Class       $   --      $  --        $   --        $11.17
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       40.40 %     $543,942      0.80%     0.80%        (0.54)%          17%
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
                 12/31/2000       (8.45)        30,024      1.00      1.14         (0.57)           65
                 12/31/1999       38.49          9,824      1.00      2.46         (0.44)          159
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       34.42 %     $  1,538      1.05%     1.05%        (0.74)%          17%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 3, 1999


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------

This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.


[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)

OBJECTIVE

---------------------------


This portfolio seeks long-term growth of capital.


[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES

---------------------------------------------------------------


The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.



DOMESTIC PORTFOLIO



Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."



             Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.



Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.



The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.



INTERNATIONAL PORTFOLIO



Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.



For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:



- have its principal securities trading markets outside the U.S.; or



- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or



- have a significant portion of their assets outside the U.S.; or



- are linked to non-U.S. dollar currencies; or


                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country



The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.



The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.



Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.



When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.



TEMPORARY DEFENSIVE POSITION



The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.


[STOPLITE ICON]

PRIMARY RISKS

---------------------------------


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!



- STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



- FOREIGN STOCKS


Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.



- EMERGING MARKETS RISK


Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed

                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.



- DERIVATIVES


Derivatives involve additional risks and costs. Risks include:



- inaccurate market predictions - an anticipated increase may result in a loss instead



- prices may not match - substantial losses may result when there is movement in the price of financial contracts



- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts



- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences



- leveraging



- PROPRIETARY RESEARCH


Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.



- COUNTRY, SECTOR OR INDUSTRY FOCUS


To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.



- SMALLER COMPANIES


While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN



(per calendar year)


[PERFORMANCE GRAPH]


1999                                                          71.10
2000                                                         (17.55)
2001                                                         (22.84)
2002                                                         (26.02)
2003                                                          22.72



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001


                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%



*Service Class shares commenced operations May 1, 2003.



(1)Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------



(a)Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGER GREAT COMPANIES:



JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.



GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and

                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.



MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.



Great Companies has provided investment advisory services to various clients since 2000.



PORTFOLIO MANAGERS -- TEMPLETON.



TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.



MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.



GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.



The Templeton organization has been investing globally since 1940.


                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
----------------
Service Class       $   --      $   --       $   --        $16.15
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-December 3, 1992


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities


Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.


Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

                - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

                - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:



- changes in interest rates



- length of time to maturity



- issuers defaulting on their obligations to pay interest or return principal


HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1998                                                                             -6.84
1999                                                                             15.72
2000                                                                             35.47
2001                                                                              6.17
2002                                                                            -11.87
2003                                                                             37.26

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%



 * Service Class shares commenced operations May 1, 2003.



** This was the portfolio's benchmark prior to May 1, 2004.


                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.


                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
----------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial class-January 2, 1998


     Service class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                           TAV- 4 Third Avenue Value

----------------------

This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.


----------------------

When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.



(TRANSAMERICA LOGO)   Transamerica Balanced



[BULLSEYE ICON]       (formerly Janus Balanced)


OBJECTIVE

---------------------------


This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES

---------------------------------------------------------------


The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.



The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.



To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.



TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.



Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:



 - the quality of the management team;



 - the company's ability to earn returns on capital in excess of the cost of capital;



 - competitive barriers to entry; and



 - the financial condition of the company.



TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.



Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.


[STOPLITE ICON]

PRIMARY RISKS

---------------------------------


The portfolio is subject to the following primary risks:



STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.





                                      ATSF


                          TB- 1 Transamerica Balanced

BONDS



Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:



 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.



 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.



 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.



 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.



 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.



 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.



 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).



SMALL- OR MEDIUM-SIZED COMPANIES



Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



PROPRIETARY RESEARCH



Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]

PAST PERFORMANCE(1)

-------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



                                      ATSF


                          TB- 2 Transamerica Balanced

Service class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)



                              [PERFORMANCE GRAPH]



2003                                13.90



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    7.26%  Quarter  06/30/2003
Lowest:    (1.37)% Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                               SINCE
                                   1 YEAR   MAY 1, 2002
                                   ------   -----------
Initial Class                      13.90%       4.78%
Service Class                        N/A       10.93%
S&P 500 Composite Stock Price
  Index                            28.67%       3.79%
Lehman Brothers U.S.
  Government/Credit Index           4.67%       8.47%



 (1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; performance set forth prior to that date is attributable to that firm



 *  Service Class shares commenced operations May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.25%      0.25%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $107     $334      $579      $1,283
Service Class                    $132     $412      $713      $1,568
---------------------------------------------------------------------


(BRIEFCASE ICON)

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Transamerica Investment Management, LLC



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over



                                      ATSF


                          TB- 3 Transamerica Balanced

$1 billion up to $1.5 billion; and 0.65% of assets over $1.5 billion.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGERS:



GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.



HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the portfolio. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.



                                      ATSF


                          TB- 4 Transamerica Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.49         $0.13           $ 1.19        $  1.32
                 12/31/2002     10.00          0.07            (0.58)         (0.51)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.73         $0.08           $ 0.98        $  1.06
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.02)     $  --        $(0.02)       $10.79
                        --         --            --          9.49
----------------
Service Class       $   --      $  --        $   --        $10.79
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       13.90 %      $61,419      1.15%     1.15%         1.31%          65%
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       10.93 %      $   591      1.38%     1.38%         1.14%          65%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.03%.



(g) Not annualized for periods of less than one year.



                                      ATSF


                          TB- 5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities


In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.


TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

              In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

              TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES


Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.


FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)


                                  (BAR GRAPH)


2003                              23.66






The highest and lowest quarterly returns reflected in the bar chart are:



Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date


                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
----------------
Service Class       $   --      $  --        $   --        $11.50
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 1, 2002


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


INVESTMENT STYLE RISK



Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The


                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%



 * Service Class shares commenced May 1, 2003.



(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------


                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.



                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-December 31, 1980


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

               TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

                - strong potential for steady growth

                - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.


Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]


2002                          (14.31)
2003                           31.21


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%



 * Service Class shares commenced operations May 1, 2003.



** This Index served as the Index for the portfolio prior to May 1, 2004.


(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------



(a)Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC


INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.



                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
----------------
Service Class       $  --       $  --         $  --        $12.54
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 2, 2001


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



TOTAL RETURN

(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002                                                                             1.44
2003                                                                             0.81


Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003


                                  7 DAY YIELD

                           (As of December 31, 2003)


                             0.68% (Initial Class)


                             0.42% (Service Class)



(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.



                         AVERAGE ANNUAL TOTAL RETURNS*


                       (For Calendar Year ended 12/31/03)



                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%



*Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------



(a)Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)

FINANCIAL HIGHLIGHTS ()

---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
----------------
Service Class       $   --      $  --        $   --         $1.00
----------------



                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-October 2, 1986


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value

[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.


The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.


Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN


(per calendar year)



                              [PERFORMANCE GRAPH]

1994                                    (1.79)
1995                                    14.05
1996                                    25.63
1997                                    25.56
1998                                    (2.18)
1999                                    29.39
2000                                    11.02
2001                                    28.79
2002                                   (39.46)
2003                                    90.83


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002



                          AVERAGE ANNUAL TOTAL RETURNS

                  (For Calendar Year ended December 31, 2003)


                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%



(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.


 * This portfolio was closed to new investors when Service Class shares were introduced.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.



(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------


                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------



                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(e) Annualized.



(f) Not annualized for periods of less than one year.


                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment

 - Long-term total return from dividend and capital growth of primarily U.S. government securities.


(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)


1995                                                          15.64
1996                                                           1.81
1997                                                           9.15
1998                                                           7.38
1999                                                          -0.87
2000                                                          10.16
2001                                                           5.10
2002                                                           5.81
2003                                                           2.95


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%



 * Service Class shares commenced operations May 1, 2003.



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
----------------
Service Class        (0.03)         --        (0.03)        12.64
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-May 13, 1994


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options


In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up/top-down" screening process to identify stocks that are statistically undervalued and fit our macro-investment thesis. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Value), a widely recognized unmanaged index of market performance. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.


TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

               The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its
[STOPLITE ICON]investment objective.
PRIMARY RISKS
---------------------------------

STOCKS


While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1995                      20.09
1996                      14.42
1997                      16.59
1998                       8.33
1999                      -5.64
2000                      17.55
2001                       2.16
2002                     -13.82
2003                      20.16


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   12.05%  Quarter  06/30/2003
Lowest:   (12.82)% Quarter  09/30/2002



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2003)



                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
                       ------    -------   -----------------
Initial Class           20.16%     3.25%           8.23%
Service Class             N/A        N/A          15.40%
Russell 1000 Value
  Index                 30.03%     3.56%          13.53%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  4.31%     6.65%           7.62%



* Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) ) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.


LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.66         $0.30           $ 1.81         $ 2.11
                 12/31/2002     13.29          0.33            (2.20)         (1.87)
                 12/31/2001     13.19          0.36            (0.07)          0.29
                 12/31/2000     12.13          0.43             1.68           2.11
                 12/31/1999     13.35          0.39            (1.14)         (0.75)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     11.08          0.18             1.52           1.70
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.36)    $    --       $(0.36)       $12.41
                     (0.28)      (0.48)       (0.76)        10.66
                     (0.19)         --        (0.19)        13.29
                     (0.55)      (0.50)       (1.05)        13.19
                     (0.41)      (0.06)       (0.47)        12.13
----------------
Service Class        (0.04)         --        (0.04)        12.74
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       20.16 %     $249,184      0.82%     0.82%         2.68%           53%
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
                 12/31/2000       17.55        215,675      0.87      0.87          3.42            20
                 12/31/1999       (5.64)       261,707      0.87      0.87          2.99            89
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-January 3, 1995


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN LOGO) Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.



Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.


Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)

                              (PERFORMANCE GRAPH)

1994           -5.67
1995           10.37
1996           15.23
1997            2.54
1998           15.44
1999           32.35
2000          -18.26
2001          -22.96
2002          -16.97
2003           32.81


The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   23.26%  Quarter  12/31/1999
Lowest:   (17.80)% Quarter  09/30/2002


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Initial Class               32.81%    (1.67)%     2.71%
Service Class                  N/A      N/A      33.36%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     39.17%     0.26%      4.78%



*  Service Class shares commenced operations May 1, 2003.


(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets


                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.90%      0.90%
Rule 12b-1 fees                      N/A       0.25%
Other expenses                      0.27%      0.27%
                                     ---------------
TOTAL                               1.17%      1.42%
Expense reduction(b)               (0.18)%    (0.18)%
                                     ---------------
NET OPERATING EXPENSES              0.99%      1.24%
----------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $250 M; 0.88% of assets over $250 M up to $500 M; and 0.85% of assets over $500 M.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. ANN D. THIVIERGE, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]

FINANCIAL HIGHLIGHTS ()

--------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.59         $0.10           $ 2.37         $ 2.47
                 12/31/2002      9.16          0.08            (1.63)         (1.55)
                 12/31/2001     15.18          0.03            (3.09)         (3.06)
                 12/31/2000     20.88          0.03            (3.68)         (3.65)
                 12/31/1999     16.19          0.10             5.02           5.12
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.50         $  --           $ 2.50         $ 2.50
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.08)     $   --       $(0.08)       $ 9.98
                     (0.02)         --        (0.02)         7.59
                        --       (2.96)       (2.96)         9.16
                     (0.03)      (2.02)       (2.05)        15.18
                     (0.26)      (0.17)       (0.43)        20.88
----------------
Service Class       $   --      $   --       $   --        $10.00
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       32.81 %     $187,949      0.99%     1.17%         1.20%           53%
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
                 12/31/2000      (18.26)       186,664      0.98      1.07          0.15            63
                 12/31/1999       32.35        228,655      0.91      1.00          0.73            30
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.36 %     $    116      1.24%     1.49%         0.05%           53%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-April 8, 1991


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:


At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.


TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1994                  -7.36
1995                  46.79
1996                  18.88
1997                  21.45
1998                  37.33
1999                 105.16
2000                 -11.92
2001                 -33.23
2002                 -33.06
2003                  28.15




The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%



* Service Class shares commenced operations of May 1, 2003.


(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to


                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.



ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.


PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.




                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-March 1, 1993


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.


                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

---------------------

This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.



(VAN KAMPEN LOGO)Van Kampen Large Cap Core

[BULLSEYE ICON]  (formerly Van Kampen Asset Allocation)

OBJECTIVE

---------------------------


This portfolio seeks to provide high total return.


[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES

---------------------------------------------------------------


The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.



Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection. The portfolio's policy in the foregoing sentence may be changed by the Fund's Board of Directors, but no change is anticipated; if the portfolio's policy in the foregoing sentence changes, the portfolio will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the portfolio remains an appropriate investment in light of the changes.



The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.



EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.



Van Kampen follows a flexible investment program in looking for companies with above-average capital appreciation potential. Van Kampen seeks to identify companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Van Kampen studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum.



Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



VALUE -- The portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.



The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



The portfolio may invest up to 25% of its total assets in securities of foreign issuers.



The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.


[STOPLITE ICON]

PRIMARY RISKS

---------------------------------


STOCKS



While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



FOREIGN STOCKS



Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially



                                      ATSF


                       VKLCC- 1 Van Kampen Large Cap Core
those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.



DERIVATIVES



Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.



Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.



INVESTMENT STYLE RISK



Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Because each of the investment styles is managed independently, a security may be sold out of one investment style and purchased into another investment style resulting in additional trading costs. There may be times when the portfolio holds an increased cash position as a result of the rebalancing performed each month which may affect its ability to achieve its investment objective.



Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.



A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.



                                      ATSF


                       VKLCC- 2 Van Kampen Large Cap Core

TOTAL RETURN (per calendar year)*



                          [PERFORMANCE GRAPH]


1994                                   -5.28
1995                                   22.91
1996                                   17.82
1997                                   20.14
1998                                   18.39
1999                                   26.39
2000                                   -5.93
2001                                   -7.06
2002                                  -16.38
2003                                   21.08



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   15.66%  Quarter  12/31/1999
Lowest:   (12.44)% Quarter  09/30/2002



(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998.



* Prior to May 1, 2004, this portfolio was named Van Kampen Asset Allocation and the sub-adviser employed a different investment style.



                         AVERAGE ANNUAL TOTAL RETURNS**


                  (For Calendar Year ended December 31, 2003)



                            1 YEAR    5 YEARS   10 YEARS
                            -------   -------   --------
Initial Class                 21.08%     2.27%     8.12%
Service Class                   N/A       N/A     16.14%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index      4.31%     6.65%     6.63%
S&P 500 Composite Stock
  Index                       28.67%    (0.57)%   11.06%



**   Service Class shares commenced operations May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.83%      1.08%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.84%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $110     $343      $595      $1,317
---------------------------------------------------------------------



                                      ATSF


                       VKLCC- 3 Van Kampen Large Cap Core

(BRIEFCASE ICON)

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."



ADVISORY FEE: As a percentage of the portfolio's average daily net assets 0.75% up to $250 million and 0.70% of assets over $250 million.



For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO MANAGER:



The portfolio is managed by Van Kampen's Large Cap Growth team, including William Auslander (Managing Director) and Jeffrey Alvino (Managing Director), and the Multi-Cap Value team, including B. Robert Baker (Managing Director), Jason S. Leder (Executive Director) and Kevin C. Holt (Executive Director).



                                      ATSF


                       VKLCC- 4 Van Kampen Large Cap Core

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.85         $0.22           $ 2.46         $ 2.68
                 12/31/2002     15.73          0.24            (2.81)         (2.57)
                 12/31/2001     19.47          0.35            (1.64)         (1.29)
                 12/31/2000     22.89          0.35            (1.60)         (1.25)
                 12/31/1999     23.89          0.34             4.80           5.14
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.37         $0.13           $ 2.03         $ 2.16
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.27)     $   --       $(0.27)       $15.26
                     (0.31)         --        (0.31)        12.85
                     (0.37)      (2.08)       (2.45)        15.73
                     (0.33)      (1.84)       (2.17)        19.47
                     (0.43)      (5.71)       (6.14)        22.89
----------------
Service Class       $(0.02)     $   --       $(0.02)       $15.51
----------------



                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       21.08 %     $246,502      0.83%     0.83%         1.62%          180%
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
                 12/31/2001       (7.06)       291,091      0.86      0.92          1.95           221
                 12/31/2000       (5.93)       352,333      0.85      0.87          1.50           158
                 12/31/1999       26.39        414,926      0.84      0.87          1.58           220
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       16.14 %     $    225      1.08%     1.08%         1.31%          180%
---------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS



(a) Per share information is calculated based on average number of shares outstanding.



(b) The inception dates of the Fund's share classes are as follows:


     Initial Class-April 8, 1991


     Service Class-May 1, 2003



(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.



(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.



(f) Annualized.



(g) Not annualized for periods of less than one year.



                                      ATSF


                       VKLCC- 5 Van Kampen Large Cap Core

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT


ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.


                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.


PORTFOLIO TURNOVER


A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.


Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.


The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


CASH POSITION



A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be


                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.


TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTION ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES


ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.



Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


PURCHASE AND REDEMPTION OF SHARES


As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.


                   3 Additional Information -- All Portfolios

VALUATION OF SHARES


Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.



Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.



Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.


Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS


The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.



MARKET TIMING/SHORT-TERM TRADING



Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.



THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).



While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.


                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.


OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.


REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               ACI-1    American Century International
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKEG-1    Van Kampen Emerging Growth
                                             VKLCC-1    Van Kampen Large Cap Core

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY LOGO)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The portfolio managers also consider companies whose growth rates, although still negative, are less negative than in prior periods.

 - Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.

The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating

                                      ATSF
                     ACI- 1 American Century International
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[Performance Graph]

1997                                      7.50%
1998                                     12.85%
1999                                     24.95%
2000                                    (14.99)%
2001                                    (23.44)%
2002                                    (21.18)%
2003                                     25.29%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/1999
Lowest:   (19.85)% Quarter  09/30/2002

(1) Prior to May 1, 2002, a different firm managed this portfolio, the performance set forth prior to May 1, 2002 is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
Initial Class           25.29%    (4.29)%        (0.37)%
Service Class            N/A        N/A         27.24%
Morgan Stanley
  Capital
  International-
  Europe, Australasia
  & Far East Index      39.17%     0.26%          3.17%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     ACI- 2 American Century International

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.93%      0.93%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                          ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $116     $362     $  628     $1,386
Service Class                   $142     $440     $  761     $1,669
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.93% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.01        $ 0.04           $ 1.48         $ 1.52
                 12/31/2002      7.65          0.01            (1.63)         (1.62)
                 12/31/2001     10.34          0.07            (2.45)         (2.38)
                 12/31/2000     14.28          0.04            (2.15)         (2.11)
                 12/31/1999     12.07          0.04             2.90           2.94
-------------------------------------------------------------------------------------
Service Class    12/31/2003      5.91         (0.02)            1.63           1.61
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $ 7.53
                     (0.02)         --        (0.02)         6.01
                     (0.28)      (0.03)       (0.31)         7.65
                     (0.19)      (1.64)       (1.83)        10.34
                     (0.05)      (0.68)       (0.73)        14.28
-------------------------------------------------------------------
Service Class           --          --           --          7.52
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.29 %     $303,527      1.14%     1.14%         0.58 %         219%
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
                 12/31/2000      (14.99)        36,651      1.30      1.66          0.29           112
                 12/31/1999       24.95         33,579      1.50      1.84          0.31           100
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund's share classes are as follows:
     Initial Class-January 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003 the Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     ACI- 4 American Century International

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, is comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy or is investing through an IRA or other tax-advantaged retirement plans.

(AMERICAN CENTURY LOGO)   American Century Large Company Value

[BULLSEYE ICON]           (formerly American Century Income & Growth)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in larger companies. Under normal market conditions, the portfolio will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in U.S. equity securities at all times. When the managers believe it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested. A complete description of these investments and the associated risks is in the section entitled "Explanation of Strategies and Risks."

In the event of exceptional market or economic conditions, the portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions - an anticipated increase may result in a loss instead

 - prices may not match - substantial losses may result when there is movement in the price of financial contracts

 - illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

 - tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

 - leveraging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 ACLCV- 1 American Century Large Company Value

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.
TOTAL RETURN*
(per calendar year)

                              [PERFORMANCE GRAPH]

2002                                    (19.38)%
2003                                    28.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.21%  Quarter  06/30/2003
Lowest:    (16.82)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2001)
                                -------   ---------------
Initial Class                     28.79%      (0.60)%
Service Class                       N/A        24.40%
S&P 500 Composite Stock Price
  Index                           28.67%      (2.69)%

 * Prior to May 1, 2004, this portfolio was named American Century Income & Growth; and the portfolio employed a different investment strategy.

** Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced

                                      ATSF
                 ACLCV- 2 American Century Large Company Value during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $100 million; 0.85% of assets over $100 million up to $250 million; 0.80% of assets in excess of $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

MARK MALLON, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the portfolio since its inception. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder.

CHARLES A. RITTER, Vice President and Senior Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

BRENDON HEALY, Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA as an Equity Analyst.

                                      ATSF
                 ACLCV- 3 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.64         $0.12           $ 2.08         $ 2.20
                 12/31/2002      9.48          0.06            (1.90)         (1.84)
                 12/31/2001     10.00          0.03            (0.55)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.90         $0.08           $ 1.85         $ 1.93
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.03)     $  --        $(0.03)        $9.81
                        --         --            --          7.64
                        --         --            --          9.48
-------------------------------------------------------------------
Service Class       $(0.01)     $  --        $(0.01)        $9.82
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.79%       $59,978      1.08%     1.08%         1.41%          62%
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
                 12/31/2001       (5.20)         6,785      1.40      5.95          0.50           47
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.40%       $   149      1.31%     1.31%         1.39%          62%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 ACLCV- 4 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                     22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices
                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

2003                                     30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.
                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.67
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.83
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     47.84%
2000                                    (15.42)%
2001                                    (10.36)%
2002                                    (19.52)%
2003                                     37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2001                                     -3.38%
2002                                    -23.80%
2003                                     36.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $10.07
                     (0.01)      (0.02)       (0.03)         7.39
                     (0.01)      (0.01)       (0.02)         9.74
                        --          --           --         10.10
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $10.07
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 9, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09%
1995                                     34.59%
1996                                     23.84%
1997                                     24.81%
1998                                      7.56%
1999                                     -3.06%
2000                                      5.57%
2001                                      6.64%
2002                                    -20.70%
2003                                     34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     (3.77)%
2000                                     29.62%
2001                                     11.05%
2002                                      3.60%
2003                                     35.74%

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: have a market cap in excess of $15 billion; be highly regarded by management experts; be incorporated in the U.S.; be publicly traded; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior business franchises; have been in business for at least 50 years and survived the founder; consider employees to be the company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; deliver outstanding returns to shareholders; be a global company (as defined by the sub-adviser); and, be in an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 Composite Stock Price Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     71.10%
2000                                    (17.55)%
2001                                    (22.84)%
2002                                    (26.02)%
2003                                     22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.74%  Quarter  06/30/2003
Lowest:    (16.25)% Quarter  06/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                    24.67%        (0.33)%
Service Class                      N/A         17.25%
S&P 500 Composite Stock Price
  Index                          28.67%        (5.59)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.80%      1.10%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million and 0.75% of assets over $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.
                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.88         $0.06           $ 1.88         $ 1.94
                 12/31/2002      9.96          0.05            (2.11)         (2.06)
                 12/31/2001     11.38          0.04            (1.43)         (1.39)
                 12/31/2000     10.00          0.04             1.34           1.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.37         $0.03           $ 1.41         $ 1.44
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $  --        $(0.04)       $ 9.78
                     (0.02)        --         (0.02)         7.88
                     (0.03)        --         (0.03)         9.96
                        --         --            --         11.38
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $ 9.81
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.67 %     $229,217      0.85%     0.85%         0.73%          39%
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.25 %     $    541      1.12%     1.12%         0.50%          39%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the NASDAQ 100 Index and the NASDAQ Composite Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                                    (36.94)%
2002                                    (38.12)%
2003                                     50.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/2001
Lowest:   (34.65)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Initial Class                      50.95%      (22.26)%
Service Class                        N/A         32.33%
NASDAQ 100 Index...............    49.12%      (22.66)%
NASDAQ Composite Index**           50.01%      (16.35)%

 * Service Class shares commenced operations May 1, 2003.
** This Index served as the portfolio's benchmark prior to May 1, 2004.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 2.63        $(0.02)          $ 1.36         $ 1.34
                 12/31/2002      4.25         (0.03)           (1.59)         (1.62)
                 12/31/2001      6.74         (0.03)           (2.46)         (2.49)
                 12/31/2000     10.00         (0.01)           (3.25)         (3.26)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 3.00        $(0.02)          $ 0.99         $ 0.97
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --         $3.97
                       --          --            --          2.63
                       --          --            --          4.25
                       --          --            --          6.74
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --         $3.97
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       50.95 %     $213,164      0.87%     0.87%        (0.57)%         40%
                 12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
                 12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
                 12/31/2000      (32.60)        24,159      1.00      1.05         (0.16)          48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       32.33 %     $    740      1.12%     1.12%        (0.83)%         40%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
(BULLSEYE ICON)
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index
portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell Mid Cap Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1998                                     31.39%
1999                                     18.16%
2000                                    (10.92)%
2001                                    (11.98)%
2002                                    (24.59)%
2003                                     28.94%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter 12/31/1998
Lowest:    (17.69)% Quarter 09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                          1 YEAR    5 YEAR    (MAY 2, 1997)
                          -------   ------   ---------------
Initial Class               28.94%  (2.07)%        5.78%
Service Class                 N/A      N/A        22.71%
Russell Mid Cap Value
  Index                     28.67%  (0.57)%        6.60%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.75%      0.75%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.82%      1.07%
Expense reduction(b)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.82%      1.07%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $5590     $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Disciplined Equity Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.94         $0.10           $ 2.77         $ 2.87
                 12/31/2002     13.24          0.08            (3.33)         (3.25)
                 12/31/2001     15.13          0.06            (1.86)         (1.80)
                 12/31/2000     18.16          0.07            (1.99)         (1.92)
                 12/31/1999     16.08          0.08             2.78           2.86
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.43         $0.06           $ 2.31         $ 2.37
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $   --       $(0.06)       $12.75
                     (0.05)         --        (0.05)         9.94
                     (0.09)         --        (0.09)        13.24
                     (0.08)      (1.03)       (1.11)        15.13
                     (0.03)      (0.75)       (0.78)        18.16
----------------
Service Class       $(0.01)     $   --       $(0.01)       $12.79
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.94 %     $233,744      0.82%     0.82%         0.91%          52%
                 12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
                 12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
                 12/31/2000      (10.92)       156,517      0.87      0.87          0.53           68
                 12/31/1999       18.16        153,967      0.78      0.78          0.73           56
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.71 %     $    922      1.06%     1.06%         0.74%          52%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     (8.31)%
1995                                     47.12%
1996                                     17.96%
1997                                     17.54%
1998                                     64.47%
1999                                     59.67%
2000                                    (28.94)%
2001                                    (28.20)%
2002                                    (29.92)%
2003                                     31.99%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
------------------------------------------------------------------
Service Class           --          --            --        30.15
------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations.

(Jennison Associates Logo)    Jennison Growth
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, American Depository Receipts
(ADRs) and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1997                                     16.81%
1998                                      5.18%
1999                                      4.79%
2000                                    (11.58)%
2001                                    (18.54)%
2002                                    (30.74)%
2003                                     28.77%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter  12/31/2001
Lowest:   (19.36)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                       1 YEAR   5 YEARS    (NOVEMBER 18, 1996)
                       ------   --------   -------------------
Initial Class          28.77%    (7.61)%          (2.55)%
Service Class           N/A        N/A            21.36%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%           7.55%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                            JNGR- 2 Jennison Growth

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

SPIROS "SIG" SEGALAS, KATHLEEN A. McCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

Ms. McCarragher is a Director and an Executive Vice President of Jennison. She is also Jennison's Head of Growth Equity. Ms. McCarragher joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972. He is also Jennison's Director of Research for Growth Equity.

                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 5.70        $   --           $ 1.64        $  1.64
                 12/31/2002      8.23         (0.01)           (2.52)         (2.53)
                 12/31/2001     10.30         (0.02)           (1.87)         (1.89)
                 12/31/2000     12.56          0.20            (1.56)         (1.36)
                 12/31/1999     12.22          0.18             0.41           0.59
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 6.04        $(0.02)          $ 1.31        $  1.29
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $ 7.34
                        --          --           --          5.70
                     (0.18)         --        (0.18)         8.23
                     (0.18)      (0.72)       (0.90)        10.30
                     (0.13)      (0.12)       (0.25)        12.56
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $ 7.33
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.77 %     $160,265      0.90%     0.90%        (0.04)%         132%
                 12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
                 12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
                 12/31/2000      (11.58)        36,458      0.93      1.00          1.60           166
                 12/31/1999        4.79         44,900      0.85      0.91          1.34            48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.36 %     $    121      1.17%     1.17%        (0.36)%         132%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-November 18, 1996
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies, and overall financial strength

- apparent use of conservative accounting standards, and transparent financial disclosure

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2000                                    (8.02)%
2001                                    (14.09)%
2002                                    (25.98)%
2003                                     26.34%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter  06/30/2003
Lowest:   (16.26)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                             INCEPTION
                                  1 YEAR   (MAY 3, 1999)
                                  ------   -------------
Initial Class                     26.34%       (2.99)%
Service Class                       N/A       20.11%
S&P 500 Composite Stock Price
  Index                           28.67%       (2.43)%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total

                                      ATSF
                            MARGR- 2 Marsico Growth
return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

THOMAS F. MARSICO sets the investment strategy for the portfolio. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.72        $(0.01)         $  1.78        $  1.77
                 12/31/2002      9.09            --            (2.36)         (2.36)
                 12/31/2001     10.67          0.02            (1.52)         (1.50)
                 12/31/2000     11.75          0.02            (0.95)         (0.93)
                 12/31/1999     10.00          0.01             1.74           1.75
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.06        $(0.03)         $  1.45        $  1.42
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class      $    --     $    --       $    --       $ 8.49
                     (0.01)         --         (0.01)        6.72
                     (0.07)      (0.01)        (0.08)        9.09
                     (0.10)      (0.05)        (0.15)       10.67
                        --          --            --        11.75
-------------------------------------------------------------------
Service Class      $    --     $    --       $    --       $ 8.48
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       26.34 %     $135,376      0.98%     0.98%        (0.19)%         111%
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
                 12/31/2000       (8.02)        20,185      1.00      1.37          0.15            37
                 12/31/1999       17.50          8,204      1.00      2.68          0.12            40
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.11 %     $    759      1.25%     1.25%        (0.47)%         111%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.10%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MARGR- 4 Marsico Growth

---------------------
This portfolio may be
appropriate for the
investor who seeks
superior long term
performance with
below average
volatility.

(ML LOGO)   Mercury Large Cap Value

            (formerly PBHG/NWQ Value Select)
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth. In attempting to achieve its objective, the portfolio will seek to achieve superior long-term performance relative to the Russell 1000 Value Index by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. [CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the portfolio that considers such factors as:

- Earnings Momentum to include the direction of earnings estimates

- Earnings Surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depository Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

As a temporary measure for defensive purposes, the portfolio may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may adversely affect the portfolio's ability to meet its investment objective.

                                      ATSF
                        MLCV- 1 Mercury Large Cap Value

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

INTRINSIC VALUE

A portfolio manager looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, the manager does not invest in the stock or, if the portfolio has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, the manager may invest in the company or, if the portfolio has already invested in the company, attempt to buy more shares.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 1, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                              [PERFORMANCE GRAPH]

1997                                     25.04%
1998                                     (4.78)%
1999                                      7.95%
2000                                     15.19%
2001                                     (1.81)%
2002                                    (14.21)%
2003                                     29.78%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter  06/30/2003
Lowest:   (20.67)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
Initial Class          29.78%     6.33%        8.22%
Service Class            N/A       N/A        28.03%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%       8.85%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

 * Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        MLCV- 2 Mercury Large Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                               INITIAL    SERVICE
-------------------------------------------------
Management fees                  0.79%      0.79%
Rule 12b-1 fees                   N/A       0.25%
Other expenses                   0.05%      0.05
                                  ---------------
TOTAL                            0.84%      1.09%
Expense reduction(b)             0.00%      0.00%
                                  ---------------
NET OPERATING EXPENSES           0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Fund Asset Management, L.P., doing business as Mercury Advisors.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.

                                      ATSF
                        MLCV- 3 Mercury Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.63         $0.17           $ 3.28         $ 3.45
                 12/31/2002     14.09          0.18            (2.17)         (1.99)
                 12/31/2001     14.37          0.15            (0.41)         (0.26)
                 12/31/2000     12.77          0.15             1.78           1.93
                 12/31/1999     12.12          0.10             0.85           0.95
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $11.77         $0.11           $ 3.19         $ 3.30
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.11)     $   --       $(0.11)       $14.97
                     (0.12)      (0.35)       (0.47)        11.63
                     (0.02)         --        (0.02)        14.09
                     (0.18)      (0.15)       (0.33)        14.37
                     (0.10)      (0.20)       (0.30)        12.77
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $15.06
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       29.78 %     $383,372      0.84%     0.84%         1.33%          145%
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
                 12/31/2000       15.19        144,818      0.88      0.88          1.10            46
                 12/31/1999        7.95        137,158      0.90      0.90          0.77            34
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.03 %     $    918      1.10%     1.10%         1.19%          145%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class--May 1, 1996
     Service Class--May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        MLCV- 4 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                      5.82%
2000                                     (5.18)%
2001                                      3.78%
2002                                      2.07%
2003                                     17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
-------------------------------------------------------------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

2003                                      4.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
-------------------------------------------------------------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks

 - Companies SaBAM believes are undervalued in the marketplace

While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.

This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

   - New, improved or unique products and services

   - New or rapidly expanding markets for the company's products

   - New management

   - Changes in the economic, financial, regulatory or political environment particularly affecting the company

   - Effective research, product development and marketing

   - A business strategy not yet recognized by the marketplace.

The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from

                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2000                                    18.30%
2001                                     2.09%
2002                                   -24.71%
2003                                    35.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002

                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
   12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $13.08
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
- an established operating history

- above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- low price-to-earnings ratio relative to the S&P 500

- a sound balance sheet and other positive financial characteristics

- low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)

                              (PERFORMANCE GRAPH)

1995                                    30.50%
1996                                    19.88%
1997                                    28.27%
1998                                     8.81%
1999                                     3.47%
2000                                    12.31%
2001                                     2.17%
2002                                   -12.81%
2003                                    25.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
-------------------------------------------------------------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                                    37.20%
1996                                    20.77%
1997                                    28.57%
1998                                    28.67%
1999                                    22.19%
2000                                    -0.51%
2001                                   -10.04%
2002                                   -22.81%
2003                                    30.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter  12/31/1998
Lowest:      (15.04)% Quarter  06/30/2002

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                        1 YEAR   5 YEARS   (JANUARY 3, 1995)
                        ------   -------   -----------------
Initial Class           30.76%    2.00%          13.10%
Service Class             N/A      N/A           22.51%
S&P 500 Composite
  Stock Price Index     28.67%   (0.57)%         12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $15.09         $0.03           $ 4.61         $ 4.64
                 12/31/2002     19.56          0.02            (4.48)         (4.46)
                 12/31/2001     25.62          0.02            (2.37)         (2.35)
                 12/31/2000     28.73            --            (0.15)         (0.15)
                 12/31/1999     25.60          0.03             5.28           5.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $16.08         $  --           $ 3.62         $ 3.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01        $19.72
                     (0.01)         --        (0.01)        15.09
                        --       (3.71)       (3.71)        19.56
                     (0.03)      (2.93)       (2.96)        25.62
                     (0.07)      (2.11)       (2.18)        28.73
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $19.70
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.76 %     $325,035      0.84%     0.84%         0.20%          38%
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
                 12/31/2000       (0.51)       269,983      0.90      0.91          0.01           80
                 12/31/1999       22.19        257,879      0.87      0.88          0.21           66
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.51 %     $    678      1.12%     1.12%         0.01%          38%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.

This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), which was approximately $3 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, and, to a lesser extent in foreign stocks (up to 30% of total assets), and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2000                                    -8.45%
2001                                    -9.71%
2002                                   -27.35%
2003                                    40.40%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%   Quarter  12/31/2001
Lowest:   (25.15)%  Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
Initial Class                 40.40%         3.38%
Service Class                   N/A         34.42%
Russell 2000 Index            47.25%         6.96%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.80%      1.05%
Expense reduction(b)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.80%      1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.97        $(0.05)          $ 3.27        $  3.22
                 12/31/2002     10.97         (0.07)           (2.93)         (3.00)
                 12/31/2001     12.15         (0.08)           (1.10)         (1.18)
                 12/31/2000     13.41         (0.08)           (1.04)         (1.12)
                 12/31/1999     10.00         (0.03)            3.87           3.84
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.31        $(0.05)          $ 2.91        $  2.86
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $  --        $   --        $11.19
                        --         --            --          7.97
                        --         --            --         10.97
                     (0.14)        --         (0.14)        12.15
                     (0.43)        --         (0.43)        13.41
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.17
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       40.40 %     $543,942      0.80%     0.80%        (0.54)%          17%
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
                 12/31/2000       (8.45)        30,024      1.00      1.14         (0.57)           65
                 12/31/1999       38.49          9,824      1.00      2.46         (0.44)          159
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       34.42 %     $  1,538      1.05%     1.05%        (0.74)%          17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     71.10%
2000                                    (17.55)%
2001                                    (22.84)%
2002                                    (26.02)%
2003                                     22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $16.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)   Transamerica Balanced

[BULLSEYE ICON]       (formerly Janus Balanced)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.

The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

 - the quality of the management team;

 - the company's ability to earn returns on capital in excess of the cost of capital;

 - competitive barriers to entry; and

 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                          TB- 1 Transamerica Balanced

BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                          TB- 2 Transamerica Balanced

Service class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                    13.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    7.26%  Quarter  06/30/2003
Lowest:    (1.37)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                   1 YEAR   MAY 1, 2002
                                   ------   -----------
Initial Class                      13.90%       4.78%
Service Class                        N/A       10.93%
S&P 500 Composite Stock Price
  Index                            28.67%       3.79%
Lehman Brothers U.S.
  Government/Credit Index           4.67%       8.47%

 (1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; performance set forth prior to that date is attributable to that firm

 *  Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.25%      0.25%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $107     $334      $579      $1,283
Service Class                    $132     $412      $713      $1,568
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over

                                      ATSF
                          TB- 3 Transamerica Balanced

$1 billion up to $1.5 billion; and 0.65% of assets over $1.5 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the portfolio. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

                                      ATSF
                          TB- 4 Transamerica Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.49         $0.13           $ 1.19        $  1.32
                 12/31/2002     10.00          0.07            (0.58)         (0.51)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.73         $0.08           $ 0.98        $  1.06
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $  --        $(0.02)       $10.79
                        --         --            --          9.49
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.79
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       13.90 %      $61,419      1.15%     1.15%         1.31%          65%
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       10.93 %      $   591      1.38%     1.38%         1.14%          65%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.03%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          TB- 5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                    23.66%

The highest and lowest quarterly returns reflected in the bar chart are:

Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.50
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      7.19%
1995                                     52.84%
1996                                     27.36%
1997                                     46.50%
1998                                     43.28%
1999                                     37.79%
2000                                     -9.69%
2001                                    -17.63%
2002                                    -22.24%
2003                                     31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2002                                    (14.31)%
2003                                     31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                            -----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                            -----------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --        $12.54
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      3.44%
1995                                      5.40%
1996                                      5.03%
1997                                      5.24%
1998                                      5.26%
1999                                      4.63%
2000                                      6.15%
2001                                      4.01%
2002                                      1.44%
2003                                      0.81%

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                            ----------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                            ----------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value

[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results. TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                    (1.79)%
1995                                     14.05%
1996                                     25.63%
1997                                     25.56%
1998                                    (2.18)%
1999                                     29.39%
2000                                     11.02%
2001                                     28.79%
2002                                    (39.46)%
2003                                     90.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.
 * This portfolio was closed to new investors when Service Class shares were introduced.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(e) Annualized.

(f) Not annualized for periods of less than one year.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)  Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1995                                     15.64%
1996                                      1.81%
1997                                      9.15%
1998                                      7.38%
1999                                     (0.87)%
2000                                     10.16%
2001                                      5.10%
2002                                      5.81%
2003                                      2.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
-------------------------------------------------------------------
Service Class        (0.03)         --        (0.03)        12.64
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN LOGO) Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     (5.67)%
1995                                     10.37%
1996                                     15.23%
1997                                      2.54%
1998                                     15.44%
1999                                     32.35%
2000                                    (18.26)%
2001                                    (22.96)%
2002                                    (16.97)%
2003                                     32.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter  12/31/1999
Lowest:   (17.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Initial Class               32.81%    (1.67)%     2.71%
Service Class                  N/A      N/A      33.36%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     39.17%     0.26%      4.78%

*  Service Class shares commenced operations May 1, 2003.
(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.90%      0.90%
Rule 12b-1 fees                      N/A       0.25%
Other expenses                      0.27%      0.27%
                                     ---------------
TOTAL                               1.17%      1.42%
Expense reduction(b)               (0.18)%    (0.18)%
                                     ---------------
NET OPERATING EXPENSES              0.99%      1.24%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $250 M; 0.88% of assets over $250 M up to $500 M; and 0.85% of assets over $500 M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. ANN D. THIVIERGE, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS
--------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.59         $0.10           $ 2.37         $ 2.47
                 12/31/2002      9.16          0.08            (1.63)         (1.55)
                 12/31/2001     15.18          0.03            (3.09)         (3.06)
                 12/31/2000     20.88          0.03            (3.68)         (3.65)
                 12/31/1999     16.19          0.10             5.02           5.12
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.50         $  --           $ 2.50         $ 2.50
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.08)     $   --       $(0.08)       $ 9.98
                     (0.02)         --        (0.02)         7.59
                        --       (2.96)       (2.96)         9.16
                     (0.03)      (2.02)       (2.05)        15.18
                     (0.26)      (0.17)       (0.43)        20.88
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $10.00
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       32.81 %     $187,949      0.99%     1.17%         1.20%           53%
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
                 12/31/2000      (18.26)       186,664      0.98      1.07          0.15            63
                 12/31/1999       32.35        228,655      0.91      1.00          0.73            30
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.36 %     $    116      1.24%     1.49%         0.05%           53%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     (7.36)%
1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN LOGO)  Van Kampen Large Cap Core
[BULLSEYE ICON]    (formerly Van Kampen Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks to provide high total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection. The portfolio's policy in the foregoing sentence may be changed by the Fund's Board of Directors, but no change is anticipated; if the portfolio's policy in the foregoing sentence changes, the portfolio will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the portfolio remains an appropriate investment in light of the changes.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

Van Kampen follows a flexible investment program in looking for companies with above-average capital appreciation potential. Van Kampen seeks to identify companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Van Kampen studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum.

Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

VALUE -- The portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 25% of its total assets in securities of foreign issuers.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially

                                      ATSF
                       VKLCC- 1 Van Kampen Large Cap Core
those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Because each of the investment styles is managed independently, a security may be sold out of one investment style and purchased into another investment style resulting in additional trading costs. There may be times when the portfolio holds an increased cash position as a result of the rebalancing performed each month which may affect its ability to achieve its investment objective.

Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

                                      ATSF
                       VKLCC- 2 Van Kampen Large Cap Core

TOTAL RETURN (per calendar year)*

                              [PERFORMANCE GRAPH]

1994                                    (5.28)%
1995                                     22.91%
1996                                     17.82%
1997                                     20.14%
1998                                     18.39%
1999                                     26.39%
2000                                    (5.93)%
2001                                    (7.06)%
2002                                    (16.38)%
2003                                     21.08%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter  12/31/1999
Lowest:   (12.44)% Quarter  09/30/2002

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998.

* Prior to May 1, 2004, this portfolio was named Van Kampen Asset Allocation and the sub-adviser employed a different investment style.

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                            -------   -------   --------
Initial Class                 21.08%     2.27%     8.12%
Service Class                   N/A       N/A     16.14%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index      4.31%     6.65%     6.63%
S&P 500 Composite Stock
  Index                       28.67%    (0.57)%   11.06%

**   Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.83%      1.08%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.84%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $110     $343      $595      $1,317
---------------------------------------------------------------------

                                      ATSF
                       VKLCC- 3 Van Kampen Large Cap Core

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

ADVISORY FEE: As a percentage of the portfolio's average daily net assets 0.75% up to $250 million and 0.70% of assets over $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Van Kampen's Large Cap Growth team, including William Auslander (Managing Director) and Jeffrey Alvino (Managing Director), and the Multi-Cap Value team, including B. Robert Baker (Managing Director), Jason S. Leder (Executive Director) and Kevin C. Holt (Executive Director).

                                      ATSF
                       VKLCC- 4 Van Kampen Large Cap Core

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.85         $0.22           $ 2.46         $ 2.68
                 12/31/2002     15.73          0.24            (2.81)         (2.57)
                 12/31/2001     19.47          0.35            (1.64)         (1.29)
                 12/31/2000     22.89          0.35            (1.60)         (1.25)
                 12/31/1999     23.89          0.34             4.80           5.14
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.37         $0.13           $ 2.03         $ 2.16
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.27)     $   --       $(0.27)       $15.26
                     (0.31)         --        (0.31)        12.85
                     (0.37)      (2.08)       (2.45)        15.73
                     (0.33)      (1.84)       (2.17)        19.47
                     (0.43)      (5.71)       (6.14)        22.89
-------------------------------------------------------------------
Service Class       $(0.02)     $   --       $(0.02)       $15.51
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       21.08 %     $246,502      0.83%     0.83%         1.62%          180%
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
                 12/31/2001       (7.06)       291,091      0.86      0.92          1.95           221
                 12/31/2000       (5.93)       352,333      0.85      0.87          1.50           158
                 12/31/1999       26.39        414,926      0.84      0.87          1.58           220
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       16.14 %     $    225      1.08%     1.08%         1.31%          180%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKLCC- 5 Van Kampen Large Cap Core

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                           22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

2003                                           30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
                 ----------    ------         -----           ------         ------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                 -------------------------------------------------------------------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
                 --------------------------------------------------------------------   --------------------------------------------
-----

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                           24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
----------------
Service Class       $   --      $  --        $   --        $10.98
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                           27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
----------------
Service Class       $   --      $  --        $   --        $10.83
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                              TGCG-1    Templeton Great Companies Global
                                                TE-1    Transamerica Equity
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

(GRAPH ICON)

1994.................................   -8.31%
1995.................................   47.12%
1996.................................   17.96%
1997.................................   17.54%
1998.................................   64.47%
1999.................................   59.67%
2000.................................  -28.94%
2001.................................  -28.20%
2002.................................  -29.92%
2003.................................   31.99%

PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                             -28.2
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]    Templeton Great Companies Global
[BULLSEYE ICON]                          (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

             Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

(GRAPH ICON)

1999.................................   71.10%
2000.................................  -17.55%
2001.................................  -22.84%
2002.................................  -26.02%
2003.................................   22.72%

PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                             -12.2
2002                                                                            -20.69
2003                                                                             24.67

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
----------------
Service Class       $   --      $   --       $   --        $16.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994.................................    7.19%
1995.................................   52.84%
1996.................................   27.36%
1997.................................   46.50%
1998.................................   43.28%
1999.................................   37.79%
2000.................................   -9.69%
2001.................................  -17.63%
2002.................................  -22.24%
2003.................................   31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)

1994.................................    -7.36
1995.................................   46.79%
1996.................................   18.88%
1997.................................   21.45%
1998.................................   37.33%
1999.................................  105.16%
2000.................................  -11.92%
2001.................................  -33.23%
2002.................................  -33.06%
2003.................................   28.15%

PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans, which could force the portfolio to invest the prepaid amounts at lower interest rates. In addition, rising interest rates can extend the durations and increase the volatility of the portfolio.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/ Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                    (6.94)%
1995                    22.99%
1996                     0.14%
1997                     9.16%
1998                     9.32%
1999                    (2.94)%
2000                    10.89%
2001                     8.07%
2002                     9.97%
2003                     4.28%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  06/30/1995
Lowest:     (4.90)% Quarter  03/31/1994

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Initial Class                    4.28%     5.93%     6.20%
Service Class                     N/A       N/A      1.78%
Lehman Brothers Aggregate
  Bond Index                     4.10%     6.62%     6.95%
Lehman Brothers U.S.
  Government/Credit Index        4.67%     6.66%     6.98%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.52%      0.77%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.52%      0.77%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $53      $167      $291       $653
Service Class                    $79      $246      $428       $954
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.68         $0.62           $(0.10)        $ 0.52
                 12/31/2002     11.96          0.64             0.54           1.18
                 12/31/2001     11.14          0.63             0.27           0.90
                 12/31/2000     10.61          0.67             0.48           1.15
                 12/31/1999     11.59          0.64            (0.97)         (0.33)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.97          0.40            (0.17)          0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.59)     $  --        $(0.59)       $12.61
                     (0.46)        --         (0.46)        12.68
                     (0.08)        --         (0.08)        11.96
                     (0.62)        --         (0.62)        11.14
                     (0.65)        --         (0.65)        10.61
-------------------------------------------------------------------
Service Class        (0.04)        --         (0.04)        13.16
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        4.28%      $264,668      0.52%     0.52%         4.88%          27%
                 12/31/2002        9.97        331,734      0.53      0.53          5.21           49
                 12/31/2001        8.07        255,940      0.55      0.55          5.42           53
                 12/31/2000       10.89        142,027      0.53      0.53          6.06           45
                 12/31/1999       (2.94)       153,885      0.53      0.53          5.67           26
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        1.78          1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                    22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]

2003                                     30.80%

PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

2003                    30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
                 ----------    ------         -----           ------         ------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                  -------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
                  -------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                    24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

2003                    27.17

                              [PERFORMANCE GRAPH]

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.83
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     47.84%
2000                                    -15.42%
2001                                    -10.36%
2002                                    -19.52%
2003                                     37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2001                                     (3.38)%
2002                                    (23.80)%
2003                                     36.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                             -------------------------------------------------
                                         DISTRIBUTIONS
                             -------------------------------------   NET ASSET
                  FOR THE     FROM NET    FROM NET                    VALUE,
                   PERIOD    INVESTMENT   REALIZED       TOTAL          END
                  ENDED(B)     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------
Initial Class    12/31/2003    $(0.01)     $   --       $(0.01)       $10.07
                 12/31/2002     (0.01)      (0.02)       (0.03)         7.39
                 12/31/2001     (0.01)      (0.01)       (0.02)         9.74
                 12/31/2000        --          --           --         10.10
----------------------------------------------------------------------------
Service Class    12/31/2003    $   --      $   --       $   --        $10.07
----------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 9, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09
1995                                     34.59
1996                                     23.84
1997                                     24.81
1998                                      7.56
1999                                     -3.06
2000                                      5.57
2001                                      6.64
2002                                    -20.70
2003                                     34.58

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------  -------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77
2000                                                                             29.62
2001                                                                             11.05
2002                                                                               3.6
2003                                                                             35.74

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25
1996                                     11.64
1997                                     24.65
1998                                      3.05
1999                                     (4.45)
2000                                     29.16
2001                                     15.70
2002                                      0.96
2003                                     26.84

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JP MORGAN LOGO)   J.P. Morgan Mid Cap Value
[BULLSEYE ICON]    (formerly, Dreyfus Mid Cap)
OBJECTIVE
---------------------------

This portfolio seeks growth from capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN STOCKS

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs') and European Depository Receipts
(EDRs)) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher cost for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward foreign currency contracts for hedging

DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions--an anticipated increase may result in a loss instead

                                      ATSF
                      JPMMCV- 1 J.P. Morgan Mid Cap Value

 - prices may not match--substantial losses may result when there is movement in the price of financial contracts

 - illiquid markets--the portfolio may not be able to control losses if there is no market for the contracts

 - tax consequences--the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

 - leveraging

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

OVER-THE-COUNTER INVESTING

Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell Mid Cap Value Index and the S&P MidCap 400 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                                 INITIAL CLASS

                              [PERFORMANCE GRAPH]

2000                                    12.92
2001                                    (3.94)
2002                                    12.72
2003                                    31.42

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/2001
Lowest:    (15.61)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 3, 1999)
                                ------   ---------------
Initial Class                   31.42%         6.73%
Service Class                     N/A         26.54%
Russell Mid Cap Value Index     38.07%         8.00%
S&P MidCap 400 Index**          35.59%         9.65%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

  * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                      JPMMCV- 2 J.P. Morgan Mid Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.85%      0.85%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.17%      0.17%
                                   ------------------
TOTAL                                1.02%      1.27%
Expense reduction(b)                (0.02)%    (0.02)%
                                   ------------------
NET OPERATING EXPENSES               1.00%      1.25%
------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with ATFA through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $323      $561      $1,246
Service Class                    $127     $401      $695      $1,532
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% up to $100 million and 0.80% over $100 million

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.83% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director, has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

                                      ATSF
                      JPMMCV- 3 J.P. Morgan Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.85        $ 0.01           $ 3.08         $ 3.09
                 12/31/2002     11.29          0.01            (1.45)         (1.44)
                 12/31/2001     11.90          0.01            (0.49)         (0.48)
                 12/31/2000     10.72          0.03             1.36           1.39
                 12/31/1999     10.00          0.04             0.68           0.72
-------------------------------------------------------------------------------------
Service Class    12/31/2003     10.21         (0.01)            2.72           2.71
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $12.93
                        --          --           --          9.85
                     (0.12)      (0.01)       (0.13)        11.29
                     (0.21)         --        (0.21)        11.90
                        --          --           --         10.72
-------------------------------------------------------------------
Service Class           --          --           --         12.92
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.42 %      $74,375      1.00%     1.02%         0.10 %          73%
                 12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
                 12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
                 12/31/2000       12.92         14,714      1.00      1.90          0.29           111
                 12/31/1999        7.20          3,384      1.00      4.89          0.58            94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMMCV- 4 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                    (8.31)%
1995                    47.12%
1996                    17.96%
1997                    17.54%
1998                    64.47%
1999                    59.67%
2000                   (28.94)%
2001                   (28.20)%
2002                   (29.92)%
2003                    31.99%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
-------------------------------------------------------------------
Service Class           --          --            --        30.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations.

(JENNISON ASSOCIATES LOGO)    Jennison Growth
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, American Depository Receipts
(ADRs) and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             16.81
1998                                                                              5.18
1999                                                                              4.79
2000                                                                            -11.58
2001                                                                            -18.54
2002                                                                            -30.74
2003                                                                             28.77

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter  12/31/2001
Lowest:   (19.36)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                       1 YEAR   5 YEARS    (NOVEMBER 18, 1996)
                       ------   --------   -------------------
Initial Class          28.77%    (7.61)%          (2.55)%
Service Class           N/A        N/A            21.36%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%           7.55%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                            JNGR- 2 Jennison Growth

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

SPIROS "SIG" SEGALAS, KATHLEEN A. McCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

Ms. McCarragher is a Director and an Executive Vice President of Jennison. She is also Jennison's Head of Growth Equity. Ms. McCarragher joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972. He is also Jennison's Director of Research for Growth Equity.

                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 5.70        $   --           $ 1.64        $  1.64
                 12/31/2002      8.23         (0.01)           (2.52)         (2.53)
                 12/31/2001     10.30         (0.02)           (1.87)         (1.89)
                 12/31/2000     12.56          0.20            (1.56)         (1.36)
                 12/31/1999     12.22          0.18             0.41           0.59
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 6.04        $(0.02)          $ 1.31        $  1.29
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $ 7.34
                        --          --           --          5.70
                     (0.18)         --        (0.18)         8.23
                     (0.18)      (0.72)       (0.90)        10.30
                     (0.13)      (0.12)       (0.25)        12.56
----------------
Service Class       $   --      $   --       $   --        $ 7.33
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.77 %     $160,265      0.90%     0.90%        (0.04)%         132%
                 12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
                 12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
                 12/31/2000      (11.58)        36,458      0.93      1.00          1.60           166
                 12/31/1999        4.79         44,900      0.85      0.91          1.34            48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.36 %     $    121      1.17%     1.17%        (0.36)%         132%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-November 18, 1996
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

               - U.S. government securities including U.S. Treasury obligations

               - Brady bonds

               - commercial paper and other short-term corporate obligations

               - Eurodollar obligations

               - variable amount master demand notes and variable rate notes

              The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                     5.82%
2000                    (5.18)%
2001                     3.78%
2002                     2.07%
2003                    17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
----------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2003                                                                             4.90

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
----------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks

 - Companies SaBAM believes are undervalued in the marketplace

While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.

               This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

               The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

               SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies.
First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

   - New, improved or unique products and services

   - New or rapidly expanding markets for the company's products

   - New management

   - Changes in the economic, financial, regulatory or political environment particularly affecting the company

   - Effective research, product development and marketing

   - A business strategy not yet recognized by the marketplace.

The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from

                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2000                                     18.30
2001                                      2.09
2002                                    (24.71)
2003                                     35.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002

                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
   12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
----------------
Service Class       $   --      $   --       $   --        $13.08
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
               - an established operating history

               - above-average dividend yield relative to the S&P 500 Composite
                 Stock Price Index (S&P 500)

               - low price-to-earnings ratio relative to the S&P 500

               - a sound balance sheet and other positive financial
                 characteristics

               - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)

                              (PERFORMANCE GRAPH)

1995                                     30.50%
1996                                     19.88%
1997                                     28.27%
1998                                      8.81%
1999                                      3.47%
2000                                     12.31%
2001                                      2.17%
2002                                    (12.81)%
2003                                     25.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $15.29         $0.30           $ 3.59        $  3.89
                 12/31/2002     18.09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
-------------------------------------------------------------------
Service Class       $(0.01)     $(0.10)      $(0.11)       $19.05
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.

This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), which was approximately $3 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

               T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.

               While the portfolio invests principally in small-cap U.S. common stocks, and, to a lesser extent in foreign stocks (up to 30% of total assets), and stock index futures and options, it may also purchase other securities, in keeping with its objective.

               The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                          (8.45)%
2001                                                          (9.71)%
2002                                                         (27.35)%
2003                                                          40.40%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%   Quarter  12/31/2001
Lowest:   (25.15)%  Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
Initial Class                 40.40%         3.38%
Service Class                   N/A         34.42%
Russell 2000 Index            47.25%         6.96%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.80%      1.05%
Expense reduction(b)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.80%      1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.97        $(0.05)          $ 3.27        $  3.22
                 12/31/2002     10.97         (0.07)           (2.93)         (3.00)
                 12/31/2001     12.15         (0.08)           (1.10)         (1.18)
                 12/31/2000     13.41         (0.08)           (1.04)         (1.12)
                 12/31/1999     10.00         (0.03)            3.87           3.84
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.31        $(0.05)          $ 2.91        $  2.86
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $  --        $   --        $11.19
                        --         --            --          7.97
                        --         --            --         10.97
                     (0.14)        --         (0.14)        12.15
                     (0.43)        --         (0.43)        13.41
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.17
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       40.40 %     $543,942      0.80%     0.80%        (0.54)%          17%
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
                 12/31/2000       (8.45)        30,024      1.00      1.14         (0.57)           65
                 12/31/1999       38.49          9,824      1.00      2.46         (0.44)          159
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       34.42 %     $  1,538      1.05%     1.05%        (0.74)%          17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

                - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

                - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1998                                     (6.84)%
1999                                     15.72%
2000                                     35.47%
2001                                      6.17%
2002                                    (11.87)%
2003                                     37.26%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%

 * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements. Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
-------------------------------------------------------------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial class-January 2, 1998
     Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

              In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

              TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                                  (BAR GRAPH)

2003                                     23.66%

The highest and lowest quarterly returns reflected in the bar chart are:

Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date
                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
----------------
Service Class       $   --      $  --        $   --        $11.50
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                     7.19%
1995                    52.84%
1996                    27.36%
1997                    46.50%
1998                    43.28%
1999                    37.79%
2000                    (9.69)%
2001                   (17.63)%
2002                   (22.24)%
2003                    31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

               TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

                - strong potential for steady growth

                - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2002                                    (14.31)%
2003                                     31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
----------------
Service Class       $  --       $  --         $  --        $12.54
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002                                                                             1.44
2003                                                                             0.81

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
----------------
Service Class       $   --      $  --        $   --         $1.00
----------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value
[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     (1.79)
1995                                     14.05
1996                                     25.63
1997                                     25.56
1998                                     (2.18)
1999                                     29.39
2000                                     11.02
2001                                     28.79
2002                                    (39.46)
2003                                     90.83

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.
 * This portfolio was closed to new investors when Service Class shares were introduced.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(e) Annualized.

(f) Not annualized for periods of less than one year.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                           -7.36
1995                                           46.79
1996                                           18.88
1997                                           21.45
1998                                           37.33
1999                                          105.16
2000                                          -11.92
2001                                          -33.23
2002                                          -33.06
2003                                           28.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003....................................................................  22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003....................................................................  30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:         15.23%       Quarter     06/30/2003
Lowest:          (3.55)%      Quarter     03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                                 SINCE INCEPTION
                                                      1 YEAR      (MAY 1, 2002)
                                                    ----------   ----------------
Initial Class                                         30.80%           4.06%
Service Class                                            N/A          26.12%
Wilshire 5000 Total Market Index                      29.44%           3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                                        CLASS OF SHARES
                                                     INITIAL       SERVICE
----------------------------------------------------------------------------
Management fees                                        0.10%         0.10%
Rule 12b-1 fees                                         N/A          0.25%
Other expenses                                         0.04%         0.03%
                                                    ------------------------
TOTAL                                                  0.14%         0.38%
Expense reduction(b)                                   0.00%         0.00%
                                                    ------------------------
NET OPERATING EXPENSES                                 0.14%         0.38%
----------------------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
                 ----------    ------         -----           ------         ------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                  -------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
                  -------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003....................................................................   24.87%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003....................................................................  27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
----------------
Service Class       $   --      $  --        $   --        $10.83
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1999...................................................................   47.84%
2000...................................................................  -15.42%
2001...................................................................  -10.36%
2002...................................................................  -19.52%
2003...................................................................   37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
----------------
Service Class       $   --      $   --       $   --        $11.66
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2001                                                     (3.38)%
2002                                                    (23.80)%
2003                                                     36.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $   --       $(0.01)       $10.07
                     (0.01)      (0.02)       (0.03)         7.39
                     (0.01)      (0.01)       (0.02)         9.74
                        --          --           --         10.10
----------------
Service Class       $   --      $   --       $   --        $10.07
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 9, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1994...................................................................    4.09%
1995...................................................................   34.59%
1996...................................................................   23.84%
1997...................................................................   24.81%
1998...................................................................    7.56%
1999...................................................................   -3.06%
2000...................................................................    5.57%
2001...................................................................    6.64%
2002...................................................................  -20.70%
2003...................................................................   34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
----------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                                     25.25%
1996                                                     11.64%
1997                                                     24.65%
1998                                                      3.05%
1999                                                     (4.45)%
2000                                                     29.16%
2001                                                     15.70%
2002                                                      0.96%
2003                                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:                   12.15%                    Quarter       06/30/1999
Lowest:                    (7.99)%                   Quarter       03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                                          SINCE INCEPTION
                                                     1 YEAR    5 YEARS    (MARCH 1, 1994)
                                                    --------   --------   ----------------
Initial Class                                        26.84%     12.83%          12.31%
Service Class                                          N/A        N/A           20.79%
Russell 3000 Value Index                             31.14%      4.16%          12.00%
Russell Mid Cap Value                                38.07%      8.73%          13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                                        CLASS OF SHARES
                                                     INITIAL       SERVICE
----------------------------------------------------------------------------
Management fees                                        0.75%         0.75%
Rule 12b-1 fees                                         N/A          0.25%
Other expenses                                         0.06%         0.06%
                                                    ------------------------
TOTAL                                                  0.81%         1.06%
Expense reduction(b)                                   0.00%         0.00%
                                                    ------------------------
NET OPERATING EXPENSES                                 0.81%         1.06%
----------------------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
----------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003.....................................................................  4.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
----------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1994..................................................................    7.19%
1995..................................................................   52.84%
1996..................................................................   27.36%
1997..................................................................   46.50%
1998..................................................................   43.28%
1999..................................................................   37.79%
2000..................................................................   -9.69%
2001..................................................................  -17.63%
2002..................................................................  -22.24%
2003..................................................................   31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


                     (PERFORMANCE GRAPH)

    1999      2000      2001      2002     2003
    -----    ------    ------    ------    -----
    47.84%   (15.42)%  (10.36)%  (19.52)%  37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-----------------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]


        2001          2002         2003
        -----        ------        -----
        (3.38)%      (23.80)%      36.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $10.07
                     (0.01)      (0.02)       (0.03)         7.39
                     (0.01)      (0.01)       (0.02)         9.74
                        --          --           --         10.10
-----------------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $10.07
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 9, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09%
1995                                     34.59%
1996                                     23.84%
1997                                     24.81%
1998                                      7.56%
1999                                     (3.06)%
2000                                      5.57%
2001                                      6.64%
2002                                    (20.70)%
2003                                     34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25%
1996                                     11.64%
1997                                     24.65%
1998                                      3.05%
1999                                     (4.45)%
2000                                     29.16%
2001                                     15.70%
2002                                      0.96%
2003                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JP MORGAN LOGO)   J.P. Morgan Mid Cap Value

[BULLSEYE ICON]    (formerly, Dreyfus Mid Cap)
OBJECTIVE
---------------------------

This portfolio seeks growth from capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN STOCKS

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs') and European Depository Receipts
(EDRs)) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher cost for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward foreign currency contracts for hedging

DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions--an anticipated increase may result in a loss instead

                                      ATSF
                      JPMMCV- 1 J.P. Morgan Mid Cap Value

 - prices may not match--substantial losses may result when there is movement in the price of financial contracts

 - illiquid markets--the portfolio may not be able to control losses if there is no market for the contracts

 - tax consequences--the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

 - leveraging

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

OVER-THE-COUNTER INVESTING

Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell Mid Cap Value Index and the S&P MidCap 400 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                                 INITIAL CLASS

                              [PERFORMANCE GRAPH]

2000                                     12.92%
2001                                     (3.94)%
2002                                    (12.72)%
2003                                     31.42%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/2001
Lowest:    (15.61)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 3, 1999)
                                ------   ---------------
Initial Class                   31.42%         6.73%
Service Class                     N/A         26.54%
Russell Mid Cap Value Index     38.07%         8.00%
S&P MidCap 400 Index**          35.59%         9.65%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

  * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                      JPMMCV- 2 J.P. Morgan Mid Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.85%      0.85%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.17%      0.17%
                                   ------------------
TOTAL                                1.02%      1.27%
Expense reduction(b)                (0.02)%    (0.02)%
                                   ------------------
NET OPERATING EXPENSES               1.00%      1.25%
------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with ATFA through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $323      $561      $1,246
Service Class                    $127     $401      $695      $1,532
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% up to $100 million and 0.80% over $100 million

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.83% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director, has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

                                      ATSF
                      JPMMCV- 3 J.P. Morgan Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.85        $ 0.01           $ 3.08         $ 3.09
                 12/31/2002     11.29          0.01            (1.45)         (1.44)
                 12/31/2001     11.90          0.01            (0.49)         (0.48)
                 12/31/2000     10.72          0.03             1.36           1.39
                 12/31/1999     10.00          0.04             0.68           0.72
-------------------------------------------------------------------------------------
Service Class    12/31/2003     10.21         (0.01)            2.72           2.71
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $12.93
                        --          --           --          9.85
                     (0.12)      (0.01)       (0.13)        11.29
                     (0.21)         --        (0.21)        11.90
                        --          --           --         10.72
-------------------------------------------------------------------
Service Class           --          --           --         12.92
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.42 %      $74,375      1.00%     1.02%         0.10 %          73%
                 12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
                 12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
                 12/31/2000       12.92         14,714      1.00      1.90          0.29           111
                 12/31/1999        7.20          3,384      1.00      4.89          0.58            94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMMCV- 4 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                      5.82%
2000                                     -5.18%
2001                                      3.78%
2002                                      2.07%
2003                                     17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
-------------------------------------------------------------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

2003                                       4.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
-------------------------------------------------------------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
               - an established operating history

               - above-average dividend yield relative to the S&P 500 Composite
                 Stock Price Index (S&P 500)

               - low price-to-earnings ratio relative to the S&P 500

               - a sound balance sheet and other positive financial
                 characteristics

               - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)

                              (PERFORMANCE GRAPH)

1995                                      30.50%
1996                                      19.88%
1997                                      28.27%
1998                                       8.81%
1999                                       3.47%
2000                                      12.31%
2001                                       2.17%
2002                                     -12.81%
2003                                      25.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
-------------------------------------------------------------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                                      37.20%
1996                                      20.77%
1997                                      28.57%
1998                                      28.67%
1999                                      22.19%
2000                                      -0.51%
2001                                     -10.04%
2002                                     -22.81%
2003                                      30.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter  12/31/1998
Lowest:      (15.04)% Quarter  06/30/2002

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                        1 YEAR   5 YEARS   (JANUARY 3, 1995)
                        ------   -------   -----------------
Initial Class           30.76%    2.00%          13.10%
Service Class             N/A      N/A           22.51%
S&P 500 Composite
  Stock Price Index     28.67%   (0.57)%         12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $15.09         $0.03           $ 4.61         $ 4.64
                 12/31/2002     19.56          0.02            (4.48)         (4.46)
                 12/31/2001     25.62          0.02            (2.37)         (2.35)
                 12/31/2000     28.73            --            (0.15)         (0.15)
                 12/31/1999     25.60          0.03             5.28           5.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $16.08         $  --           $ 3.62         $ 3.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01        $19.72
                     (0.01)         --        (0.01)        15.09
                        --       (3.71)       (3.71)        19.56
                     (0.03)      (2.93)       (2.96)        25.62
                     (0.07)      (2.11)       (2.18)        28.73
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $19.70
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.76 %     $325,035      0.84%     0.84%         0.20%          38%
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
                 12/31/2000       (0.51)       269,983      0.90      0.91          0.01           80
                 12/31/1999       22.19        257,879      0.87      0.88          0.21           66
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.51 %     $    678      1.12%     1.12%         0.01%          38%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

                - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

                - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1998                                      -6.84%
1999                                      15.72%
2000                                      35.47%
2001                                       6.17%
2002                                     -11.87%
2003                                      37.26%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%

 * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
-------------------------------------------------------------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial class-January 2, 1998
     Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%
2003                                                                             31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.
Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2002                                                                            -14.31%
2003                                                                             31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --        $12.54
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      3.44%
1995                                      5.40%
1996                                      5.03%
1997                                      5.24%
1998                                      5.26%
1999                                      4.63%
2000                                      6.15%
2001                                      4.01%
2002                                      1.44%
2003                                      0.81%

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1995                                                                             15.64%
1996                                                                              1.81%
1997                                                                              9.15%
1998                                                                              7.38%
1999                                                                             -0.87%
2000                                                                             10.16%
2001                                                                               5.1%
2002                                                                              5.81%
2003                                                                              2.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
-------------------------------------------------------------------
Service Class        (0.03)         --        (0.03)        12.64
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%
2003                                                                             28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                              S+AG-1    Select + Aggressive
                                               S+C-1    Select + Conservative
                                             S+G&I-1    Select + Growth & Income

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE ICON]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE ICON]

       The stoplight indicates the risks of investing in a portfolio. [STOPLITE ICON]

       The graph indicates investment performance.
[GRAPH ICON]

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION MARK ICON]

       The briefcase provides information about Fund management.
[BRIEFCASE ICON]

       The money sign provides financial information about your portfolio. [MONEY ICON]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

Select+ Aggressive
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser seeks this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective. Currently, however, the portfolio invests only in underlying ATSF portfolios.

In seeking the portfolio's investment objective, investment strategies include:

 - Under normal market conditions, allocating 100% of the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, consistent with the investment objective.

               - Adjusting the allocations to favor investments in those
                 portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

               - The portfolio may invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity
                                      ATSF
                           S+AG- 1 Select+ Aggressive

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

SELECT+ AGGRESSIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                        TOTAL OPERATING
UNDERLYING PORTFOLIO                    EXPENSE RATIOS
--------------------                    ---------------
American Century Large Company Value         1.08%
American Century International               1.14%
Capital Guardian Global                      1.14%
Capital Guardian U.S. Equity                 0.91%
Capital Guardian Value                       0.88%
Federated Growth & Income                    0.81%
Janus Growth                                 0.84%
Salomon All Cap                              0.86%
T. Rowe Price Equity Income                  0.78%
T. Rowe Price Growth Stock                   0.84%
Third Avenue Value                           0.85%
Transamerica Money Market                    0.38%
Van Kampen Active International
  Allocation                                 0.99%
Van Kampen Emerging Growth                   0.86%

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios (as of December 31, 2003) of the Underlying Portfolios in which it is investing in as of December 31, 2003, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.41% (Initial Class), and is generally expected to vary within a range of 0.93% to 1.69%. These expenses are estimates only and may vary.

The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index and the Wilshire 5000 Total Market Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.
                                      ATSF
                           S+AG- 2 Select+ Aggressive

TOTAL RETURN (per calendar year)*

                              [PERFORMANCE GRAPH]

2003                                     27.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.33%  Quarter  06/30/2003
Lowest:    (3.48)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR    SINCE INCEPTION
                             ------   (DECEMBER 5, 2002)
Initial Class                27.25%        22.49%
Wilshire 5000 Total Market
  Index                      29.44%        20.14%
S&P 500 Composite Stock
  Price Index                28.67%        19.27%

 * Service Class shares are not offered in this portfolio.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                      CLASS OF SHARES
                                   INITIAL    SERVICE(C)
--------------------------------------------------------
Management fees                       0.10%       0.10%
Rule 12b-1 fees                        N/A        0.25%
Other expenses                       25.71%      25.71%
                                     -------------------
TOTAL                                25.81%      26.06%
Expense reduction(b)                (25.26%)    (25.26)%
                                     -------------------
NET OPERATING EXPENSES                0.55%       0.80%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.
(c) Service Class shares are not currently offered for this portfolio.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $56     $4,384    $7,098    $10,241
Service Class                   $82     $4,429    $7,138    $10,245
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio did not pay a management fee, after reimbursement and/or fee waivers.

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

                                      ATSF
                           S+AG- 3 Select+ Aggressive

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial Highlights table is intended to help you understand each portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
             -----------------------------------------------------------------------------------------------
                                    INVESTMENT OPERATIONS                          DISTRIBUTIONS
             NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
 FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
  PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
 ENDED(b)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------
12/31/2003    $ 9.76        $(0.03)          $ 2.69        $  2.66       $  --       $  --         $  --        $12.42
12/31/2002     10.00            --            (0.24)         (0.24)         --          --            --          9.76
------------------------------------------------------------------------------------------------------------------------

                                              RATIOS/SUPPLEMENTAL DATA
                            ------------------------------------------------------------
                                          RATIO OF EXPENSES
                            NET ASSETS,      TO AVERAGE       NET INVESTMENT
 FOR THE                      END OF        NET ASSETS(f)     INCOME (LOSS)    PORTFOLIO
  PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
 ENDED(b)    RETURN(c)(g)     (000'S)     NET(d)   TOTAL(e)   NET ASSETS(f)     RATE(g)
----------------------------------------------------------------------------------------
12/31/2003      27.25 %        $453        0.55%    25.81%        (0.25)%         23%
12/31/2002      (2.40)           98        0.55     77.92         (0.49)          --
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund is December 5, 2002.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           S+AG- 4 Select+ Aggressive

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

Select+ Conservative
[BULLSEYE ICON]
OBJECTIVES
----------------------------

This portfolio seeks current income and preservation of capital.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser seeks those objectives by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objectives. Currently, however, the portfolio invests only in underlying ATSF portfolios.

In seeking the portfolio's investment objectives, the sub-adviser's investment strategies include:

 - Under normal market conditions, allocating adjusting the portfolio's investments among underlying portfolios so that no more than 30% of its assets are invested in equities and at least 70% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

               - The portfolio may also invest directly in short-term
                 securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
                          S+C- 1 Select+ Conservative

FOREIGN SECURITIES
Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

SELECT + CONSERVATIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                          TOTAL OPERATING
          UNDERLYING PORTFOLIO:           EXPENSE RATIOS
          ---------------------           ---------------
American Century Large Company Value            1.08%
American Century International                  1.14%
Capital Guardian Global                         1.14%
Capital Guardian U.S. Equity                    0.91%
Capital Guardian Value                          0.88%
Clarion Real Estate Securities                  0.87%
Federated Growth & Income                       0.81%
Janus Growth                                    0.84%
MFS High Yield                                  0.81%
PIMCO Total Return                              0.75%
Salomon All Cap                                 0.86%
T. Rowe Price Growth Stock                      0.84%
T. Rowe Price Equity Income                     0.78%
Third Avenue Value                              0.85%
Transamerica Equity                             0.78%
Transamerica Growth Opportunities               0.90%
Transamerica Money Market                       0.38%
Transamerica U.S. Government Securities         0.69%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2003) of the Underlying Portfolios in which it is investing in as of December 31, 2003, the total annualized weighted average expense ratio is estimated to be: approximately 1.30% (Initial Class) and is generally expected to vary within a range of 0.93% to 1.69%. These expenses are estimates only and may vary.

The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Standard & Poor's 500 Composite Stock Price Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATSF
                          S+C- 2 Select+ Conservative
charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)
[PERFORMANCE GRAPH]

2003                                                                             12.06

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    6.06%  Quarter  06/30/2003
Lowest:     0.30%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                               1 YEAR     (DECEMBER 5, 2002)
                              ---------   ------------------
Initial Class                     12.06%         11.56%
Lehman Brothers Aggregate
  Bond Index                       4.10%          5.74%
S&P 500 Composite Stock
  Price Index                     28.67%         19.27%

* Service Class shares are not offered in this portfolio.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                        INITIAL   SERVICE(c)
------------------------------------------------------------
Management fees                           0.10%       0.10%
Rule 12b-1 fees                            N/A        0.25%
Other expenses                            2.39%       2.39%
                                        --------------------
TOTAL                                     2.49%       2.74
Expense reduction(b)                     (1.94)%     (1.94)
                                        --------------------
NET OPERATING EXPENSES                    0.55%       0.80%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

(c) Service Class shares are not currently offered for this portfolio.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $56      $590     $1,150     $2,679
Service Class                   $82      $666     $1,276     $2,928
--------------------------------------------------------------------

                                      ATSF
                          S+C- 3 Select+ Conservative

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio did not pay a management fee, after reimbursement and/or fee waivers.

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
             -----------------------------------------------------------------------------------------------------------
                                    INVESTMENT OPERATIONS                          DISTRIBUTIONS
             NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
 FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
  PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
 ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------
12/31/2003    $10.03         $0.08           $1.13          $1.21        $  --       $  --         $  --        $11.24
12/31/2002    $10.00         $  --           $0.03          $0.03        $  --       $  --         $  --        $10.03
------------------------------------------------------------------------------------------------------------------------

                                              RATIOS/SUPPLEMENTAL DATA
                            ------------------------------------------------------------
                                          RATIO OF EXPENSES
                            NET ASSETS,      TO AVERAGE       NET INVESTMENT
 FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
  PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
 ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
----------------------------------------------------------------------------------------
12/31/2003      12.06%        $3,706       0.55%     2.49%         0.73 %           6%
12/31/2002       0.30%        $  112       0.55%    72.67%        (0.49)%          --%
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund is December 5, 2002.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          S+C- 4 Select+ Conservative

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

Select+ Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return through a combination of growth of capital and current income, consistent with preservation of capital.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser seeks to achieve this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective. Currently, however, the portfolio invests only in underlying ATSF portfolios.

In seeking the portfolio's investment objective, the sub-adviser's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.

               - Under normal market conditions, allocating the portfolio's investments among the underlying portfolios so that no more than 75% of its assets are invested in equities, and at least 25% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may also invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
                        S+G&I- 1 Select+ Growth & Income

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

SELECT+ GROWTH & INCOME

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                        TOTAL OPERATING
UNDERLYING PORTFOLIO                    EXPENSE RATIOS
--------------------                    ---------------
American Century Large Company Value         1.08%
American Century International               1.14%
Capital Guardian Global                      1.14%
Capital Guardian U.S. Equity                 0.91%
Capital Guardian Value                       0.88%
Clarion Real Estate Securities               0.87%
Federated Growth & Income                    0.81%
Janus Growth                                 0.84%
MFS High Yield                               0.81%
PIMCO Total Return                           0.75%
Salomon All Cap                              0.86%
T. Rowe Price Equity Income                  0.78%
T. Rowe Price Growth Stock                   0.84%
Third Avenue Value                           0.85%
Transamerica Equity                          0.78%
Transamerica Growth Opportunities            0.90%
Transamerica Money Market                    0.38%
Transamerica U.S. Government
  Securities                                 0.69%
Van Kampen Active International
  Allocation                                 0.99%
Van Kampen Emerging Growth                   0.86%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2003), of the Underlying Portfolios in which it is investing in as of December 31, 2003, the total annualized weighted average expense ratio the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.37% (Investor Class), and is generally expected to vary within a range of 0.93% to 1.69%. These expenses are estimates only and may vary. The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.
                                      ATSF
                        S+G&I- 2 Select+ Growth & Income

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)
[PERFORMANCE GRAPH]

2003                                                                             20.95

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.13%  Quarter  06/30/2003
Lowest:    (1.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                       SINCE INCEPTION
                             1 YEAR   (DECEMBER 5, 2002)
                             ------   ------------------
Initial Class                20.95%        18.14%
S&P 500 Composite Stock
  Price Index                28.67%        19.27%
Lehman Brothers Aggregate
  Bond Index                 4.10%          5.74%

 * Service Class shares are not offered by this portfolio.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                          INITIAL   SERVICE(C)
--------------------------------------------------------------
Management fees                             0.10%       0.10%
Rule 12b-1 fees                              N/A        0.25%
Other expenses                              1.54%       1.54%
                                           -----      ------
TOTAL                                       1.64%       1.89%
Expense reduction(b)                      (1.09)%     (1.09)
                                           -----      ------
NET OPERATING EXPENSES                      0.55%       0.80%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.
(c) Service Class shares are not currently offered by this portfolio.
                                      ATSF
                        S+G&I- 3 Select+ Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $56      $410      $789      $1,852
Service Class                    $82      $488      $920      $2,123
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio did not pay a management fee after reimbursement and/or fee waivers.

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -----------------------------------------------------------------------------------------------------------
                                         INVESTMENT OPERATIONS                          DISTRIBUTIONS
                  NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
    FOR THE        VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
     PERIOD       BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
    ENDED(B)      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------
12/31/2003         $ 9.88         $0.01           $ 2.06         $ 2.07       $  --       $  --         $  --        $11.95
12/31/2002          10.00            --            (0.12)         (0.12)         --          --            --          9.88
-----------------------------------------------------------------------------------------------------------------------------

                                                   RATIOS/SUPPLEMENTAL DATA
                                 ------------------------------------------------------------
                                               RATIO OF EXPENSES
                                 NET ASSETS,      TO AVERAGE       NET INVESTMENT
    FOR THE                        END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
     PERIOD          TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
    ENDED(B)      RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------
12/31/2003           20.95 %       $5,370       0.55%     1.64%         0.07 %         15%
12/31/2002           (1.20)         1,045       0.55     17.63         (0.49)          --
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund is December 5, 2002.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        S+G&I- 4 Select+ Growth & Income

Additional Information -- All Portfolios
[QUESTION MARK ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESS PIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTION MARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.
(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              CRES-1    Clarion Real Estate Securities
                                             MARGR-1    Marsico Growth
                                               SAC-1    Salomon All Cap
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   15.23%  Quarter  06/30/2003
      Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
-----------------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.67
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   11.35%  Quarter  06/30/2003
      Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
----------------
Service Class       $   --      $  --        $   --        $10.98
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
----------------
Service Class       $   --      $  --        $   --        $10.83
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     -3.77
2000                                     29.62
2001                                     11.05
2002                                      3.60
2003                                     35.74

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
----------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies, and overall financial strength

- apparent use of conservative accounting standards, and transparent financial disclosure

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2000                                                                             -8.02
2001                                                                            -14.09
2002                                                                            -25.98
2003                                                                             26.34

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter  06/30/2003
Lowest:   (16.26)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                             INCEPTION
                                  1 YEAR   (MAY 3, 1999)
                                  ------   -------------
Initial Class                     26.34%       (2.99)%
Service Class                       N/A        20.11%
S&P 500 Composite Stock Price
  Index                           28.67%       (2.43)%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total
                                      ATSF
                            MARGR- 2 Marsico Growth
return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

THOMAS F. MARSICO sets the investment strategy for the portfolio. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.72        $(0.01)         $  1.78        $  1.77
                 12/31/2002      9.09            --            (2.36)         (2.36)
                 12/31/2001     10.67          0.02            (1.52)         (1.50)
                 12/31/2000     11.75          0.02            (0.95)         (0.93)
                 12/31/1999     10.00          0.01             1.74           1.75
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.06        $(0.03)         $  1.45        $  1.42
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class      $    --     $    --       $    --       $ 8.49
                     (0.01)         --         (0.01)        6.72
                     (0.07)      (0.01)        (0.08)        9.09
                     (0.10)      (0.05)        (0.15)       10.67
                        --          --            --        11.75
----------------
Service Class      $    --     $    --       $    --       $ 8.48
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       26.34 %     $135,376      0.98%     0.98%        (0.19)%         111%
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
                 12/31/2000       (8.02)        20,185      1.00      1.37          0.15            37
                 12/31/1999       17.50          8,204      1.00      2.68          0.12            40
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.11 %     $    759      1.25%     1.25%        (0.47)%         111%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.10%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MARGR- 4 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks

 - Companies SaBAM believes are undervalued in the marketplace

While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.

               This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

               The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

               SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies.
First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

   - New, improved or unique products and services

   - New or rapidly expanding markets for the company's products

   - New management

   - Changes in the economic, financial, regulatory or political environment particularly affecting the company

   - Effective research, product development and marketing

   - A business strategy not yet recognized by the marketplace.

The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from

                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2000                                     18.30
2001                                      2.09
2002                                    -24.71
2003                                     35.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002

                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
   12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
----------------
Service Class       $   --      $   --       $   --        $13.08
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                             SAC- 4 Salomon All Cap

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)   Transamerica Balanced

[BULLSEYE ICON]       (formerly Janus Balanced)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.

The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

 - the quality of the management team;

 - the company's ability to earn returns on capital in excess of the cost of capital;

 - competitive barriers to entry; and

 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                          TB- 1 Transamerica Balanced

BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                          TB- 2 Transamerica Balanced

Service class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[BAR GRAPH]

2003                                                                             13.9

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    7.26%  Quarter  06/30/2003
Lowest:    (1.37)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                   1 YEAR   MAY 1, 2002
                                   ------   -----------
Initial Class                      13.90%       4.78%
Service Class                        N/A       10.93%
S&P 500 Composite Stock Price
  Index                            28.67%       3.79%
Lehman Brothers U.S.
  Government/Credit Index           4.67%       8.47%

 (1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; performance set forth prior to that date is attributable to that firm

 *  Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.25%      0.25%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $107     $334      $579      $1,283
Service Class                    $132     $412      $713      $1,568
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over

                                      ATSF
                          TB- 3 Transamerica Balanced

$1 billion up to $1.5 billion; and 0.65% of assets over $1.5 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the portfolio. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

                                      ATSF
                          TB- 4 Transamerica Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.49         $0.13           $ 1.19        $  1.32
                 12/31/2002     10.00          0.07            (0.58)         (0.51)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.73         $0.08           $ 0.98        $  1.06
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.02)     $  --        $(0.02)       $10.79
                        --         --            --          9.49
----------------
Service Class       $   --      $  --        $   --        $10.79
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       13.90 %      $61,419      1.15%     1.15%         1.31%          65%
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       10.93 %      $   591      1.38%     1.38%         1.14%          65%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.03%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          TB- 5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

              In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

              TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                                  (bar graph)

2003                                     23.66

The highest and lowest quarterly returns reflected in the bar chart are:

Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
----------------
Service Class       $   --      $  --        $   --        $11.50
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                               SERIES FUND, INC.

                                                                     May 1, 2004

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             MFSHY-1    MFS High Yield
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                     22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                            -------------------------------------------------------
                                                   INVESTMENT OPERATIONS
                            NET ASSET   -------------------------------------------
                FOR THE      VALUE,          NET         NET REALIZED
                 PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-----------------------------------------------------------------------------------
Initial Class  12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
               12/31/2002     10.00          0.06            (0.97)         (0.91)
-----------------------------------------------------------------------------------
Service Class  12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-----------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                -------------------------------------------------
                            DISTRIBUTIONS
                -------------------------------------   NET ASSET
                 FROM NET    FROM NET                    VALUE,
                INVESTMENT   REALIZED       TOTAL          END
                  INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------
Initial Class     $(0.01)     $  --        $(0.01)       $11.16
                      --         --            --          9.09
-----------------------------------------------------------------
Service Class     $   --      $  --        $   --        $11.15
-----------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

2003                                     30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                 --------------------------------------------------
Service Class       $   --      $  --        $   --        $10.67
                 --------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.83
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     47.84%
2000                                    (15.42)%
2001                                    (10.36)%
2002                                    (19.52)%
2003                                    37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2001                                     (3.38)%
2002                                    (23.80)%
2003                                     36.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $10.07
                     (0.01)      (0.02)       (0.03)         7.39
                     (0.01)      (0.01)       (0.02)         9.74
                        --          --           --         10.10
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $10.07
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 9, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09%
1995                                     34.59%
1996                                     23.84%
1997                                     24.81%
1998                                      7.56%
1999                                     (3.06)%
2000                                      5.57%
2001                                      6.64%
2002                                    (20.70)%
2003                                     34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25%
1996                                     11.64%
1997                                     24.65%
1998                                      3.05%
1999                                    (4.45)%
2000                                     29.16%
2001                                     15.70%
2002                                      0.96%
2003                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

               - U.S. government securities including U.S. Treasury obligations

               - Brady bonds

               - commercial paper and other short-term corporate obligations

               - Eurodollar obligations

               - variable amount master demand notes and variable rate notes

              The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                      5.82%
2000                                     (5.18)%
2001                                      3.78%
2002                                      2.07%
2003                                     17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
-------------------------------------------------------------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                          7.19%
1995                                                                         52.84%
1996                                                                         27.36%
1997                                                                         46.50%
1998                                                                         43.28%
1999                                                                         37.79%
2000                                                                         -9.69%
2001                                                                        -17.63%
2002                                                                        -22.24%
2003                                                                         31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------  -------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-----------------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

 TIM also seeks to maintain a stable net asset value of $1.00 per share by:

  - investing in securities which present minimal credit risk; and

  - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                        3.44%
1995                                                                        5.40%
1996                                                                        5.03%
1997                                                                        5.24%
1998                                                                        5.26%
1999                                                                        4.63%
2000                                                                        6.15%
2001                                                                        4.01%
2002                                                                        1.44%
2003                                                                        0.81%

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                          INITIAL     SERVICE
--------------------------------------------------------------
Management fees                             0.35%       0.35%
Rule 12b-1 fees                              N/A        0.25%
Other expenses                              0.03%       0.03%
                                          --------------------
TOTAL                                       0.38%       0.63%
Expense reduction(b)                        0.00%       0.00%
                                          --------------------
NET OPERATING EXPENSES                      0.38%       0.63%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------  -------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-----------------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     (7.36)%
1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------  -------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-----------------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGV-1    Capital Guardian Value
                                               JGR-1    Janus Growth
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                              TGCG-1    Templeton Great Companies Global
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Small/Mid Cap Value
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003..................................  22.91%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003..................................  30.80%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                 --------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.67
                 --------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003..................................  24.87%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
----------------
Service Class       $   --      $  --        $   --        $10.98
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

2003..................................  27.17%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
----------------
Service Class       $   --      $  --        $   --        $10.83
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994.................................    4.09%
1995.................................   34.59%
1996.................................   23.84%
1997.................................   24.81%
1998.................................    7.56%
1999.................................   -3.06%
2000.................................    5.57%
2001.................................    6.64%
2002.................................  -20.70%
2003.................................   34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
----------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                             -28.2
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
               - an established operating history

               - above-average dividend yield relative to the S&P 500 Composite
                 Stock Price Index (S&P 500)

               - low price-to-earnings ratio relative to the S&P 500

               - a sound balance sheet and other positive financial
                 characteristics

               - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)
(PERFORMANCE GRAPH)

1995                                                                             30.50
1996                                                                             19.88
1997                                                                             28.27
1998                                                                              8.81
1999                                                                              3.47
2000                                                                             12.31
2001                                                                              2.17
2002                                                                            -12.81
2003                                                                             25.59

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
----------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

               In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             37.20
1996                                                                             20.77
1997                                                                             28.57
1998                                                                             28.67
1999                                                                             22.19
2000                                                                             -0.51
2001                                                                            -10.04
2002                                                                            -22.81
2003                                                                             30.76

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter  12/31/1998
Lowest:      (15.04)% Quarter  06/30/2002

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                        1 YEAR   5 YEARS   (JANUARY 3, 1995)
                        ------   -------   -----------------
Initial Class           30.76%    2.00%          13.10%
Service Class             N/A      N/A           22.51%
S&P 500 Composite
  Stock Price Index     28.67%   (0.57)%         12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $15.09         $0.03           $ 4.61         $ 4.64
                 12/31/2002     19.56          0.02            (4.48)         (4.46)
                 12/31/2001     25.62          0.02            (2.37)         (2.35)
                 12/31/2000     28.73            --            (0.15)         (0.15)
                 12/31/1999     25.60          0.03             5.28           5.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $16.08         $  --           $ 3.62         $ 3.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $   --       $(0.01        $19.72
                     (0.01)         --        (0.01)        15.09
                        --       (3.71)       (3.71)        19.56
                     (0.03)      (2.93)       (2.96)        25.62
                     (0.07)      (2.11)       (2.18)        28.73
----------------
Service Class       $   --      $   --       $   --        $19.70
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.76 %     $325,035      0.84%     0.84%         0.20%          38%
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
                 12/31/2000       (0.51)       269,983      0.90      0.91          0.01           80
                 12/31/1999       22.19        257,879      0.87      0.88          0.21           66
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.51 %     $    678      1.12%     1.12%         0.01%          38%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

             Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1999.................................   71.10%
2000.................................  -17.55%
2001.................................   22.84%
2002.................................  -26.02%
2003.................................   22.72%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
----------------
Service Class       $   --      $   --       $   --        $16.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value

[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results. TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1994.................................   -1.79%
1995.................................   14.05%
1996.................................   25.63%
1997.................................   25.56%
1998.................................   -2.18%
1999.................................   29.39%
2000.................................   11.02%
2001.................................   28.79%
2002.................................  -39.46%
2003.................................   90.83%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.
 * This portfolio was closed to new investors when Service Class shares were introduced.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(e) Annualized.

(f) Not annualized for periods of less than one year.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1994.................................   -7.36%
1995.................................   46.79%
1996.................................   18.88%
1997.................................   21.45%
1998.................................   37.33%
1999.................................  105.16%
2000.................................  -11.92%
2001.................................   33.23%
2002.................................  -33.06%
2003.................................   28.15%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                             TUSGS-1    Transamerica U.S. Government Securities

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans, which could force the portfolio to invest the prepaid amounts at lower interest rates. In addition, rising interest rates can extend the durations and increase the volatility of the portfolio.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)

PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/ Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994..................................  -6.94%
1995..................................  22.99%
1996..................................   0.14%
1997..................................   9.16%
1998..................................   9.32%
1999..................................  -2.94%
2000..................................  10.89%
2001..................................   8.07%
2002..................................   9.97%
2003..................................   4.28%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  06/30/1995
Lowest:     (4.90)% Quarter  03/31/1994

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Initial Class                    4.28%     5.93%     6.20%
Service Class                     N/A       N/A      1.78%
Lehman Brothers Aggregate
  Bond Index                     4.10%     6.62%     6.95%
Lehman Brothers U.S.
  Government/Credit Index        4.67%     6.66%     6.98%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.52%      0.77%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.52%      0.77%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $53      $167      $291       $653
Service Class                    $79      $246      $428       $954
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.68         $0.62           $(0.10)        $ 0.52
                 12/31/2002     11.96          0.64             0.54           1.18
                 12/31/2001     11.14          0.63             0.27           0.90
                 12/31/2000     10.61          0.67             0.48           1.15
                 12/31/1999     11.59          0.64            (0.97)         (0.33)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.97          0.40            (0.17)          0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.59)     $  --        $(0.59)       $12.61
                     (0.46)        --         (0.46)        12.68
                     (0.08)        --         (0.08)        11.96
                     (0.62)        --         (0.62)        11.14
                     (0.65)        --         (0.65)        10.61
-------------------------------------------------------------------------------------
Service Class        (0.04)        --         (0.04)        13.16
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        4.28%      $264,668      0.52%     0.52%         4.88%          27%
                 12/31/2002        9.97        331,734      0.53      0.53          5.21           49
                 12/31/2001        8.07        255,940      0.55      0.55          5.42           53
                 12/31/2000       10.89        142,027      0.53      0.53          6.06           45
                 12/31/1999       (2.94)       153,885      0.53      0.53          5.67           26
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        1.78          1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks:

 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999.................................   47.84%
2000.................................  -15.42%
2001.................................  -10.36%
2002.................................  -19.52%
2003.................................   37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-------------------------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994.................................    4.09%
1995.................................   34.59%
1996.................................   23.84%
1997.................................   24.81%
1998.................................    7.56%
1999.................................   -3.06%
2000.................................    5.57%
2001.................................    6.64%
2002.................................  -20.70%
2003.................................   34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)

                              (PERFORMANCE GRAPH)

1999...................................  -3.77%
2000...................................  29.62%
2001...................................  11.05%
2002...................................   3.60%
2003...................................  35.74%

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
-------------------------------------------------------------------------------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              (PERFORMANCE GRAPH)

1995...................................  25.25%
1996...................................  11.64%
1997...................................  24.65%
1998...................................   3.05%
1999...................................  -4.45%
2000...................................  29.16%
2001...................................  15.70%
2002...................................   0.96%
2003...................................  26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JP MORGAN LOGO)   J.P. Morgan Mid Cap Value

[BULLSEYE ICON]    (formerly, Dreyfus Mid Cap)
OBJECTIVE
---------------------------

This portfolio seeks growth from capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN STOCKS

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs') and European Depository Receipts
(EDRs)) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher cost for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward foreign currency contracts for hedging

DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions--an anticipated increase may result in a loss instead

                                      ATSF
                      JPMMCV- 1 J.P. Morgan Mid Cap Value

 - prices may not match--substantial losses may result when there is movement in the price of financial contracts

 - illiquid markets--the portfolio may not be able to control losses if there is no market for the contracts

 - tax consequences--the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

 - leveraging

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

OVER-THE-COUNTER INVESTING

Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell Mid Cap Value Index and the S&P MidCap 400 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)

2000..................................   12.92%
2001..................................   -3.94%
2002..................................  -12.72%
2003..................................   31.42%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/2001
Lowest:    (15.61)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 3, 1999)
                                ------   ---------------
Initial Class                   31.42%         6.73%
Service Class                     N/A         26.54%
Russell Mid Cap Value Index     38.07%         8.00%
S&P MidCap 400 Index**          35.59%         9.65%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

  * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                      JPMMCV- 2 J.P. Morgan Mid Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.85%      0.85%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.17%      0.17%
                                   ------------------
TOTAL                                1.02%      1.27%
Expense reduction(b)                (0.02)%    (0.02)%
                                   ------------------
NET OPERATING EXPENSES               1.00%      1.25%
------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with ATFA through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $323      $561      $1,246
Service Class                    $127     $401      $695      $1,532
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% up to $100 million and 0.80% over $100 million

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.83% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director, has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

                                      ATSF
                      JPMMCV- 3 J.P. Morgan Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.85        $ 0.01           $ 3.08         $ 3.09
                 12/31/2002     11.29          0.01            (1.45)         (1.44)
                 12/31/2001     11.90          0.01            (0.49)         (0.48)
                 12/31/2000     10.72          0.03             1.36           1.39
                 12/31/1999     10.00          0.04             0.68           0.72
-------------------------------------------------------------------------------------
Service Class    12/31/2003     10.21         (0.01)            2.72           2.71
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $12.93
                        --          --           --          9.85
                     (0.12)      (0.01)       (0.13)        11.29
                     (0.21)         --        (0.21)        11.90
                        --          --           --         10.72
-------------------------------------------------------------------------------------
Service Class           --          --           --         12.92
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.42 %      $74,375      1.00%     1.02%         0.10 %          73%
                 12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
                 12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
                 12/31/2000       12.92         14,714      1.00      1.90          0.29           111
                 12/31/1999        7.20          3,384      1.00      4.89          0.58            94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMMCV- 4 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994.................................   -8.31%
1995.................................   47.12%
1996.................................   17.96%
1997.................................   17.54%
1998.................................   64.47%
1999.................................   59.67%
2000.................................  -28.94%
2001.................................   -28.2%
2002.................................  -29.92%
2003.................................   31.99%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
-------------------------------------------------------------------------------------
Service Class           --          --            --        30.15
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations.

(Jennison Associates Logo)    Jennison Growth
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, American Depository Receipts
(ADRs) and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1997..................................   16.81%
1998..................................    5.18%
1999..................................    4.79%
2000..................................  -11.58%
2001..................................  -18.54%
2002..................................  -30.74%
2003..................................   28.77%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter  12/31/2001
Lowest:   (19.36)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                       1 YEAR   5 YEARS    (NOVEMBER 18, 1996)
                       ------   --------   -------------------
Initial Class          28.77%    (7.61)%          (2.55)%
Service Class           N/A        N/A            21.36%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%           7.55%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                            JNGR- 2 Jennison Growth

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

SPIROS "SIG" SEGALAS, KATHLEEN A. McCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

Ms. McCarragher is a Director and an Executive Vice President of Jennison. She is also Jennison's Head of Growth Equity. Ms. McCarragher joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972. He is also Jennison's Director of Research for Growth Equity.

                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 5.70        $   --           $ 1.64        $  1.64
                 12/31/2002      8.23         (0.01)           (2.52)         (2.53)
                 12/31/2001     10.30         (0.02)           (1.87)         (1.89)
                 12/31/2000     12.56          0.20            (1.56)         (1.36)
                 12/31/1999     12.22          0.18             0.41           0.59
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 6.04        $(0.02)          $ 1.31        $  1.29
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $ 7.34
                        --          --           --          5.70
                     (0.18)         --        (0.18)         8.23
                     (0.18)      (0.72)       (0.90)        10.30
                     (0.13)      (0.12)       (0.25)        12.56
-------------------------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $ 7.33
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.77 %     $160,265      0.90%     0.90%        (0.04)%         132%
                 12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
                 12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
                 12/31/2000      (11.58)        36,458      0.93      1.00          1.60           166
                 12/31/1999        4.79         44,900      0.85      0.91          1.34            48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.36 %     $    121      1.17%     1.17%        (0.36)%         132%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-November 18, 1996
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

               - U.S. government securities including U.S. Treasury obligations

               - Brady bonds

               - commercial paper and other short-term corporate obligations

               - Eurodollar obligations

               - variable amount master demand notes and variable rate notes

              The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999...................................   5.82%
2000...................................  -5.18%
2001...................................   3.78%
2002...................................   2.07%
2003...................................  17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
-------------------------------------------------------------------------------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

(GRAPH ICON)
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003...................................  4.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
-------------------------------------------------------------------------------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
               - an established operating history

               - above-average dividend yield relative to the S&P 500 Composite
                 Stock Price Index (S&P 500)

               - low price-to-earnings ratio relative to the S&P 500

               - a sound balance sheet and other positive financial
                 characteristics

               - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)

                              (PERFORMANCE GRAPH)

1995.................................   30.50%
1996.................................   19.88%
1997.................................   28.27%
1998.................................    8.81%
1999.................................    3.47%
2000.................................   12.31%
2001.................................    2.17%
2002.................................  -12.81%
2003.................................   25.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
-------------------------------------------------------------------------------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.
This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), which was approximately $3 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)
To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, and, to a lesser extent in foreign stocks (up to 30% of total assets), and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.
Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2000.................................   -8.45%
2001.................................    9.71%
2002.................................   27.35%
2003.................................   40.40%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%   Quarter  12/31/2001
Lowest:   (25.15)%  Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
Initial Class                 40.40%         3.38%
Service Class                   N/A         34.42%
Russell 2000 Index            47.25%         6.96%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.80%      1.05%
Expense reduction(b)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.80%      1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.97        $(0.05)          $ 3.27        $  3.22
                 12/31/2002     10.97         (0.07)           (2.93)         (3.00)
                 12/31/2001     12.15         (0.08)           (1.10)         (1.18)
                 12/31/2000     13.41         (0.08)           (1.04)         (1.12)
                 12/31/1999     10.00         (0.03)            3.87           3.84
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.31        $(0.05)          $ 2.91        $  2.86
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $   --      $  --        $   --        $11.19
                        --         --            --          7.97
                        --         --            --         10.97
                     (0.14)        --         (0.14)        12.15
                     (0.43)        --         (0.43)        13.41
-------------------------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.17
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       40.40 %     $543,942      0.80%     0.80%        (0.54)%          17%
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
                 12/31/2000       (8.45)        30,024      1.00      1.14         (0.57)           65
                 12/31/1999       38.49          9,824      1.00      2.46         (0.44)          159
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       34.42 %     $  1,538      1.05%     1.05%        (0.74)%          17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

                - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

                - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1998..................................   -6.84%
1999..................................   15.72%
2000..................................   35.47%
2001..................................    6.17%
2002..................................  -11.87%
2003..................................   37.26%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%

 * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
-------------------------------------------------------------------------------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial class-January 2, 1998
     Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994..................................    7.19%
1995..................................   52.84%
1996..................................   27.36%
1997..................................   46.50%
1998..................................   43.28%
1999..................................   37.79%
2000..................................   -9.69%
2001..................................  -17.63%
2002..................................  -22.24%
2003..................................   31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2002..................................  -14.31%
2003..................................   31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
-------------------------------------------------------------------------------------
Service Class       $  --       $  --         $  --        $12.54
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks:

 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1995...................................  15.64%
1996...................................   1.81%
1997...................................   9.15%
1998...................................   7.38%
1999...................................  -0.87%
2000...................................  10.16%
2001...................................    5.1%
2002...................................   5.81%
2003...................................   2.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
-------------------------------------------------------------------------------------
Service Class        (0.03)         --        (0.03)        12.64
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               FGI-1    Federated Growth & Income
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.
                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25%
1996                                     11.64%
1997                                     24.65%
1998                                      3.05%
1999                                     (4.45)%
2000                                     29.16%
2001                                     15.70%
2002                                      0.96%
2003                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

              In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

              TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                                  (BAR GRAPH)

2003                                     23.66%

The highest and lowest quarterly returns reflected in the bar chart are:

Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.50
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002                                                                             1.44
2003                                                                             0.81

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1995                                                                             15.64
1996                                                                              1.81
1997                                                                              9.15
1998                                                                              7.38
1999                                                                             -0.87
2000                                                                             10.16
2001                                                                              5.10
2002                                                                              5.81
2003                                                                              2.95

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
-------------------------------------------------------------------
Service Class        (0.03)         --        (0.03)        12.64
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN LOGO) Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)

                              (PERFORMANCE GRAPH)


1994..................................  (5.67)%
1995..................................   10.37%
1996..................................   15.23%
1997..................................    2.54%
1998..................................   15.44%
1999..................................   32.35%
2000..................................  (18.26)%
2001..................................  (22.96)%
2002..................................  (16.97)%
2003..................................   32.81%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter  12/31/1999
Lowest:   (17.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Initial Class               32.81%    (1.67)%     2.71%
Service Class                  N/A      N/A      33.36%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     39.17%     0.26%      4.78%

*  Service Class shares commenced operations May 1, 2003.
(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.90%      0.90%
Rule 12b-1 fees                      N/A       0.25%
Other expenses                      0.27%      0.27%
                                     ---------------
TOTAL                               1.17%      1.42%
Expense reduction(b)               (0.18)%    (0.18)%
                                     ---------------
NET OPERATING EXPENSES              0.99%      1.24%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $250 M; 0.88% of assets over $250 M up to $500 M; and 0.85% of assets over $500 M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. ANN D. THIVIERGE, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
--------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.59         $0.10           $ 2.37         $ 2.47
                 12/31/2002      9.16          0.08            (1.63)         (1.55)
                 12/31/2001     15.18          0.03            (3.09)         (3.06)
                 12/31/2000     20.88          0.03            (3.68)         (3.65)
                 12/31/1999     16.19          0.10             5.02           5.12
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.50         $  --           $ 2.50         $ 2.50
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.08)     $   --       $(0.08)       $ 9.98
                     (0.02)         --        (0.02)         7.59
                        --       (2.96)       (2.96)         9.16
                     (0.03)      (2.02)       (2.05)        15.18
                     (0.26)      (0.17)       (0.43)        20.88
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $10.00
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       32.81 %     $187,949      0.99%     1.17%         1.20%           53%
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
                 12/31/2000      (18.26)       186,664      0.98      1.07          0.15            63
                 12/31/1999       32.35        228,655      0.91      1.00          0.73            30
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.36 %     $    116      1.24%     1.49%         0.05%           53%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994..................................  (7.36)%
1995..................................   46.79%
1996..................................   18.88%
1997..................................   21.45%
1998..................................   37.33%
1999..................................  105.16%
2000..................................  (11.92)%
2001..................................  (33.23)%
2002..................................  (33.06)%
2003..................................   28.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios

[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
 COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                             MFSHY-1    MFS High Yield
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans, which could force the portfolio to invest the prepaid amounts at lower interest rates. In addition, rising interest rates can extend the durations and increase the volatility of the portfolio.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/ Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     (6.94)%
1995                                     22.99%
1996                                      0.14%
1997                                      9.16%
1998                                      9.32%
1999                                     (2.94)%
2000                                     10.89%
2001                                      8.07%
2002                                      9.97%
2003                                      4.28%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  06/30/1995
Lowest:     (4.90)% Quarter  03/31/1994

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Initial Class                    4.28%     5.93%     6.20%
Service Class                     N/A       N/A      1.78%
Lehman Brothers Aggregate
  Bond Index                     4.10%     6.62%     6.95%
Lehman Brothers U.S.
  Government/Credit Index        4.67%     6.66%     6.98%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.52%      0.77%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.52%      0.77%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $53      $167      $291       $653
Service Class                    $79      $246      $428       $954
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.68         $0.62           $(0.10)        $ 0.52
                 12/31/2002     11.96          0.64             0.54           1.18
                 12/31/2001     11.14          0.63             0.27           0.90
                 12/31/2000     10.61          0.67             0.48           1.15
                 12/31/1999     11.59          0.64            (0.97)         (0.33)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.97          0.40            (0.17)          0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.59)     $  --        $(0.59)       $12.61
                     (0.46)        --         (0.46)        12.68
                     (0.08)        --         (0.08)        11.96
                     (0.62)        --         (0.62)        11.14
                     (0.65)        --         (0.65)        10.61
-------------------------------------------------------------------
Service Class        (0.04)        --         (0.04)        13.16
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        4.28%      $264,668      0.52%     0.52%         4.88%          27%
                 12/31/2002        9.97        331,734      0.53      0.53          5.21           49
                 12/31/2001        8.07        255,940      0.55      0.55          5.42           53
                 12/31/2000       10.89        142,027      0.53      0.53          6.06           45
                 12/31/1999       (2.94)       153,885      0.53      0.53          5.67           26
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        1.78          1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                   27.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

*Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                        ---------------------------------------------------------
                                                INVESTMENT OPERATIONS
                        NET ASSET    --------------------------------------------
            FOR THE       VALUE,          NET          NET REALIZED
             PERIOD     BEGINNING      INVESTMENT     AND UNREALIZED     TOTAL
            ENDED(B)    OF PERIOD    INCOME (LOSS)     GAIN (LOSS)     OPERATIONS
---------------------------------------------------------------------------------
Initial
  Class    12/31/2003     $ 9.09         $0.04            $ 2.04         $ 2.08
           12/31/2002      10.00          0.06             (0.97)         (0.91)
---------------------------------------------------------------------------------
Service
  Class    12/31/2003     $ 9.53         $  --            $ 1.62         $ 1.62
---------------------------------------------------------------------------------

             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
            ---------------------------------------------------
                         DISTRIBUTIONS
            ---------------------------------------   NET ASSET
             FROM NET    FROM NET                      VALUE,
            INVESTMENT   REALIZED        TOTAL           END
              INCOME       GAINS     DISTRIBUTIONS    OF PERIOD
---------------------------------------------------------------
Initial
  Class       $(0.01)      $  --         $(0.01)       $11.16
                  --          --             --          9.09
---------------------------------------------------------------
Service
  Class       $   --       $  --         $   --        $11.15
---------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

2003                                     30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
                 ----------    ------         -----           ------         ------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
-------------------------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                     24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                   27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.83
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09%
1995                                     34.59%
1996                                     23.84%
1997                                     24.81%
1998                                      7.56%
1999                                     (3.06)%
2000                                      5.57%
2001                                      6.64%
2002                                    (20.70)%
2003                                     34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77
2000                                                                             29.62
2001                                                                             11.05
2002                                                                               3.6
2003                                                                             35.74

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25%
1996                                     11.64%
1997                                     24.65%
1998                                      3.05%
1999                                     (4.45)%
2000                                     29.16%
2001                                     15.70%
2002                                      0.96%
2003                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: have a market cap in excess of $15 billion; be highly regarded by management experts; be incorporated in the U.S.; be publicly traded; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior business franchises; have been in business for at least 50 years and survived the founder; consider employees to be the company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; deliver outstanding returns to shareholders; be a global company (as defined by the sub-adviser); and, be in an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 Composite Stock Price Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                      71.10%
2000                                     -17.55%
2001                                     -22.84%
2002                                     -26.02%
2003                                      22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.74%  Quarter  06/30/2003
Lowest:    (16.25)% Quarter  06/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                    24.67%        (0.33)%
Service Class                      N/A         17.25%
S&P 500 Composite Stock Price
  Index                          28.67%        (5.59)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.80%      1.10%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million and 0.75% of assets over $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.
                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.88         $0.06           $ 1.88         $ 1.94
                 12/31/2002      9.96          0.05            (2.11)         (2.06)
                 12/31/2001     11.38          0.04            (1.43)         (1.39)
                 12/31/2000     10.00          0.04             1.34           1.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.37         $0.03           $ 1.41         $ 1.44
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $  --        $(0.04)       $ 9.78
                     (0.02)        --         (0.02)         7.88
                     (0.03)        --         (0.03)         9.96
                        --         --            --         11.38
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $ 9.81
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.67 %     $229,217      0.85%     0.85%         0.73%          39%
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.25 %     $    541      1.12%     1.12%         0.50%          39%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the NASDAQ 100 Index and the NASDAQ Composite Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2001                                                                            -36.94
2002                                                                            -38.12
2003                                                                             50.95

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/2001
Lowest:   (34.65)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Initial Class                      50.95%      (22.26)%
Service Class                        N/A         32.33%
NASDAQ 100 Index...............    49.12%      (22.66)%
NASDAQ Composite Index**           50.01%      (16.35)%

 * Service Class shares commenced operations May 1, 2003.
** This Index served as the portfolio's benchmark prior to May 1, 2004.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 2.63        $(0.02)          $ 1.36         $ 1.34
                 12/31/2002      4.25         (0.03)           (1.59)         (1.62)
                 12/31/2001      6.74         (0.03)           (2.46)         (2.49)
                 12/31/2000     10.00         (0.01)           (3.25)         (3.26)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 3.00        $(0.02)          $ 0.99         $ 0.97
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --         $3.97
                       --          --            --          2.63
                       --          --            --          4.25
                       --          --            --          6.74
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --         $3.97
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       50.95 %     $213,164      0.87%     0.87%        (0.57)%         40%
                 12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
                 12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
                 12/31/2000      (32.60)        24,159      1.00      1.05         (0.16)          48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       32.33 %     $    740      1.12%     1.12%        (0.83)%         40%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
(BULLSEYE ICON)
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index
portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell Mid Cap Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1998                                     31.39%
1999                                     18.16%
2000                                    (10.92)%
2001                                    (11.98)%
2002                                    (24.59)%
2003                                     28.94%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter 12/31/1998
Lowest:    (17.69)% Quarter 09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                          1 YEAR    5 YEAR    (MAY 2, 1997)
                          -------   ------   ---------------
Initial Class               28.94%  (2.07)%        5.78%
Service Class                 N/A      N/A        22.71%
Russell Mid Cap Value
  Index                     28.67%  (0.57)%        6.60%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.75%      0.75%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.82%      1.07%
Expense reduction(b)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.82%      1.07%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $5590     $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Disciplined Equity Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.94         $0.10           $ 2.77         $ 2.87
                 12/31/2002     13.24          0.08            (3.33)         (3.25)
                 12/31/2001     15.13          0.06            (1.86)         (1.80)
                 12/31/2000     18.16          0.07            (1.99)         (1.92)
                 12/31/1999     16.08          0.08             2.78           2.86
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.43         $0.06           $ 2.31         $ 2.37
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $   --       $(0.06)       $12.75
                     (0.05)         --        (0.05)         9.94
                     (0.09)         --        (0.09)        13.24
                     (0.08)      (1.03)       (1.11)        15.13
                     (0.03)      (0.75)       (0.78)        18.16
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $12.79
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.94 %     $233,744      0.82%     0.82%         0.91%          52%
                 12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
                 12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
                 12/31/2000      (10.92)       156,517      0.87      0.87          0.53           68
                 12/31/1999       18.16        153,967      0.78      0.78          0.73           56
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.71 %     $    922      1.06%     1.06%         0.74%          52%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                             -28.2
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
-------------------------------------------------------------------
Service Class           --          --            --        30.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies, and overall financial strength

- apparent use of conservative accounting standards, and transparent financial disclosure

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2000                                                                             -8.02
2001                                                                            -14.09
2002                                                                            -25.98
2003                                                                             26.34

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter  06/30/2003
Lowest:   (16.26)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                             INCEPTION
                                  1 YEAR   (MAY 3, 1999)
                                  ------   -------------
Initial Class                     26.34%       (2.99)%
Service Class                       N/A      20.11 %
S&P 500 Composite Stock Price
  Index                           28.67%       (2.43)%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total
                                      ATSF
                            MARGR- 2 Marsico Growth
return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

THOMAS F. MARSICO sets the investment strategy for the portfolio. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.72        $(0.01)         $  1.78        $  1.77
                 12/31/2002      9.09            --            (2.36)         (2.36)
                 12/31/2001     10.67          0.02            (1.52)         (1.50)
                 12/31/2000     11.75          0.02            (0.95)         (0.93)
                 12/31/1999     10.00          0.01             1.74           1.75
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.06        $(0.03)         $  1.45        $  1.42
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class      $    --     $    --       $    --       $ 8.49
                     (0.01)         --         (0.01)        6.72
                     (0.07)      (0.01)        (0.08)        9.09
                     (0.10)      (0.05)        (0.15)       10.67
                        --          --            --        11.75
-------------------------------------------------------------------
Service Class      $    --     $    --       $    --       $ 8.48
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       26.34 %     $135,376      0.98%     0.98%        (0.19)%         111%
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
                 12/31/2000       (8.02)        20,185      1.00      1.37          0.15            37
                 12/31/1999       17.50          8,204      1.00      2.68          0.12            40
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.11 %     $    759      1.25%     1.25%        (0.47)%         111%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.10%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MARGR- 4 Marsico Growth

---------------------
This portfolio may be
appropriate for the
investor who seeks
superior long term
performance with
below average
volatility.

(ML LOGO)   Mercury Large Cap Value

            (formerly PBHG/NWQ Value Select)
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth. In attempting to achieve its objective, the portfolio will seek to achieve superior long-term performance relative to the Russell 1000 Value Index by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. [CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the portfolio that considers such factors as:

- Earnings Momentum to include the direction of earnings estimates

- Earnings Surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depository Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

As a temporary measure for defensive purposes, the portfolio may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may adversely affect the portfolio's ability to meet its investment objective.

                                      ATSF
                        MLCV- 1 Mercury Large Cap Value

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

INTRINSIC VALUE

A portfolio manager looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, the manager does not invest in the stock or, if the portfolio has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, the manager may invest in the company or, if the portfolio has already invested in the company, attempt to buy more shares.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 1, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                              [PERFORMANCE GRAPH]

1997                                     25.04%
1998                                    (4.78)%
1999                                      7.95%
2000                                     15.19%
2001                                    (1.81)%
2002                                    (14.21)%
2003                                     29.78%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter  06/30/2003
Lowest:   (20.67)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
Initial Class          29.78%     6.33%        8.22%
Service Class            N/A       N/A        28.03%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%       8.85%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

 * Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        MLCV- 2 Mercury Large Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                               INITIAL    SERVICE
-------------------------------------------------
Management fees                  0.79%      0.79%
Rule 12b-1 fees                   N/A       0.25%
Other expenses                   0.05%      0.05
                                  ---------------
TOTAL                            0.84%      1.09%
Expense reduction(b)             0.00%      0.00%
                                  ---------------
NET OPERATING EXPENSES           0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Fund Asset Management, L.P., doing business as Mercury Advisors.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.

                                      ATSF
                        MLCV- 3 Mercury Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.63         $0.17           $ 3.28         $ 3.45
                 12/31/2002     14.09          0.18            (2.17)         (1.99)
                 12/31/2001     14.37          0.15            (0.41)         (0.26)
                 12/31/2000     12.77          0.15             1.78           1.93
                 12/31/1999     12.12          0.10             0.85           0.95
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $11.77         $0.11           $ 3.19         $ 3.30
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.11)     $   --       $(0.11)       $14.97
                     (0.12)      (0.35)       (0.47)        11.63
                     (0.02)         --        (0.02)        14.09
                     (0.18)      (0.15)       (0.33)        14.37
                     (0.10)      (0.20)       (0.30)        12.77
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $15.06
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       29.78 %     $383,372      0.84%     0.84%         1.33%          145%
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
                 12/31/2000       15.19        144,818      0.88      0.88          1.10            46
                 12/31/1999        7.95        137,158      0.90      0.90          0.77            34
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.03 %     $    918      1.10%     1.10%         1.19%          145%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class--May 1, 1996
     Service Class--May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        MLCV- 4 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                      5.82%
2000                                     (5.18)%
2001                                      3.78%
2002                                      2.07%
2003                                     17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
---------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
---------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
---------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
------------------------------------------------------------------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his investment.

(MUNDER CAPITAL LOGO)    Munder Net50
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder) seeks to achieve the portfolio's objective by investing principally in:

 - stocks of domestic and foreign companies that are engaged in the Internet- and Intranet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities, and American Depository Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, the fund may invest up to 25% in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

ADRS

Many securities of foreign issuers are represented by American Depository Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - More fluctuations in market prices

 - Less information available

                                      ATSF
                               MN- 1 Munder Net50

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

IPOS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE  (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Inter@ctive Week Internet Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -0.62
2001                                                                            -25.42
2002                                                                            -38.41
2003                                                                              66.6

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter  12/31/2001
Lowest:   (46.99)% Quarter  09/30/2001

(1) Prior to May 1, 2001, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                                      ATSF
                               MN- 2 Munder Net50

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR      MAY 3, 1999
                               -------   ---------------
Initial Class                    66.60%        (2.33)%
Service Class                      N/A         39.39%
S&P 500 Composite Stock Price
  Index                          28.67%        (2.43)%
Inter@ctive Week Internet
  Index                          73.12%       (16.43)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                             ---------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                       (0.08)%    (0.08)%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $102     $336     $  588     $1,310
Service Class                   $127     $414     $  721     $1,594
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Munder Capital Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

                                      ATSF
                               MN- 3 Munder Net50

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 4.97        $(0.06)          $ 3.37         $ 3.31
                 12/31/2002      8.07         (0.05)           (3.05)         (3.10)
                 12/31/2001     10.88            --            (2.76)         (2.76)
                 12/31/2000     11.25          0.08            (0.14)         (0.06)
                 12/31/1999     10.00          0.03             1.74           1.77
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 5.94        $(0.06)          $ 2.40         $ 2.34
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $ 8.28
                        --          --           --          4.97
                     (0.05)         --        (0.05)         8.07
                     (0.26)      (0.05)       (0.31)        10.88
                     (0.52)         --        (0.52)        11.25
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $ 8.28
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       66.60 %      $74,941      1.00%     1.08%        (0.88)%          29%
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
                 12/31/2000       (0.62)         6,451      1.00      2.44          0.71           110
                 12/31/1999       17.82          2,783      1.00      5.57          0.50           341
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       39.39 %      $   750      1.25%     1.38%        (1.14)%          29%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                               MN- 4 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2003                                                                             4.90

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
-------------------------------------------------------------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks

 - Companies SaBAM believes are undervalued in the marketplace

While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.

This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

   - New, improved or unique products and services

   - New or rapidly expanding markets for the company's products

   - New management

   - Changes in the economic, financial, regulatory or political environment particularly affecting the company

   - Effective research, product development and marketing

   - A business strategy not yet recognized by the marketplace.

The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from

                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2000                                                                             18.30
2001                                                                              2.09
2002                                                                            -24.71
2003                                                                             35.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002

                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $13.08
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
- an established operating history

- above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- low price-to-earnings ratio relative to the S&P 500

- a sound balance sheet and other positive financial characteristics

- low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)
(PERFORMANCE GRAPH)

1995                                                                             30.50
1996                                                                             19.88
1997                                                                             28.27
1998                                                                              8.81
1999                                                                              3.47
2000                                                                             12.31
2001                                                                              2.17
2002                                                                            -12.81
2003                                                                             25.59

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
-------------------------------------------------------------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.

This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), which was approximately $3 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, and, to a lesser extent in foreign stocks (up to 30% of total assets), and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -8.45
2001                                                                             -9.71
2002                                                                            -27.35
2003                                                                             40.40

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%   Quarter  12/31/2001
Lowest:   (25.15)%  Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
Initial Class                 40.40%         3.38%
Service Class                   N/A         34.42%
Russell 2000 Index            47.25%         6.96%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.80%      1.05%
Expense reduction(b)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.80%      1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.97        $(0.05)          $ 3.27        $  3.22
                 12/31/2002     10.97         (0.07)           (2.93)         (3.00)
                 12/31/2001     12.15         (0.08)           (1.10)         (1.18)
                 12/31/2000     13.41         (0.08)           (1.04)         (1.12)
                 12/31/1999     10.00         (0.03)            3.87           3.84
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.31        $(0.05)          $ 2.91        $  2.86
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $  --        $   --        $11.19
                        --         --            --          7.97
                        --         --            --         10.97
                     (0.14)        --         (0.14)        12.15
                     (0.43)        --         (0.43)        13.41
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.17
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       40.40 %     $543,942      0.80%     0.80%        (0.54)%          17%
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
                 12/31/2000       (8.45)        30,024      1.00      1.14         (0.57)           65
                 12/31/1999       38.49          9,824      1.00      2.46         (0.44)          159
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       34.42 %     $  1,538      1.05%     1.05%        (0.74)%          17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     71.10%
2000                                    (17.55)%
2001                                    (22.84)%
2002                                    (26.02)%
2003                                     22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
----------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $16.15
----------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84
1999                                                                             15.72
2000                                                                             35.47
2001                                                                              6.17
2002                                                                            -11.87
2003                                                                             37.26

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%

 * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
-------------------------------------------------------------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial class-January 2, 1998
     Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TAV- 4 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.


----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)   Transamerica Balanced

[BULLSEYE ICON]       (formerly Janus Balanced)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.

The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

 - the quality of the management team;

 - the company's ability to earn returns on capital in excess of the cost of capital;

 - competitive barriers to entry; and

 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                          TB- 1 Transamerica Balanced

BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                          TB- 2 Transamerica Balanced

Service class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                    13.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    7.26%  Quarter  06/30/2003
Lowest:    (1.37)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                   1 YEAR   MAY 1, 2002
                                   ------   -----------
Initial Class                      13.90%       4.78%
Service Class                        N/A       10.93%
S&P 500 Composite Stock Price
  Index                            28.67%       3.79%
Lehman Brothers U.S.
  Government/Credit Index           4.67%       8.47%

 (1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; performance set forth prior to that date is attributable to that firm

 *  Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.25%      0.25%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $107     $334      $579      $1,283
Service Class                    $132     $412      $713      $1,568
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over

                                      ATSF
                          TB- 3 Transamerica Balanced

$1 billion up to $1.5 billion; and 0.65% of assets over $1.5 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the portfolio. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

                                      ATSF
                          TB- 4 Transamerica Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.49         $0.13           $ 1.19        $  1.32
                 12/31/2002     10.00          0.07            (0.58)         (0.51)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.73         $0.08           $ 0.98        $  1.06
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $  --        $(0.02)       $10.79
                        --         --            --          9.49
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.79
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       13.90 %      $61,419      1.15%     1.15%         1.31%          65%
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       10.93 %      $   591      1.38%     1.38%         1.14%          65%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.03%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          TB- 5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                     23.66%

The highest and lowest quarterly returns reflected in the bar chart are:

Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.50
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2002                                    (14.31)%
2003                                     31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --        $12.54
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002                                                                             1.44
2003                                                                             0.81

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value

[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results. TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     -1.79%
1995                                     14.05%
1996                                     25.63%
1997                                     25.56%
1998                                     -2.18%
1999                                     29.39%
2000                                     11.02%
2001                                     28.79%
2002                                    -39.46%
2003                                     90.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.
 * This portfolio was closed to new investors when Service Class shares were introduced.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(e) Annualized.

(f) Not annualized for periods of less than one year.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:

 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1995                                                                             15.64
1996                                                                              1.81
1997                                                                              9.15
1998                                                                              7.38
1999                                                                             -0.87
2000                                                                             10.16
2001                                                                               5.1
2002                                                                              5.81
2003                                                                              2.95

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
-------------------------------------------------------------------
Service Class        (0.03)         --        (0.03)        12.64
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up/top-down" screening process to identify stocks that are statistically undervalued and fit our macro-investment thesis. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Value), a widely recognized unmanaged index of market performance. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1995                                     20.09%
1996                                     14.42%
1997                                     16.59%
1998                                      8.33%
1999                                     (5.64)%
2000                                     17.55%
2001                                      2.16%
2002                                    (13.82)%
2003                                     20.16%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%  Quarter  06/30/2003
Lowest:   (12.82)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
                       ------    -------   -----------------
Initial Class           20.16%     3.25%           8.23%
Service Class             N/A        N/A          15.40%
Russell 1000 Value
  Index                 30.03%     3.56%          13.53%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  4.31%     6.65%           7.62%

* Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) ) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.66         $0.30           $ 1.81         $ 2.11
                 12/31/2002     13.29          0.33            (2.20)         (1.87)
                 12/31/2001     13.19          0.36            (0.07)          0.29
                 12/31/2000     12.13          0.43             1.68           2.11
                 12/31/1999     13.35          0.39            (1.14)         (0.75)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     11.08          0.18             1.52           1.70
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------
Initial Class       $(0.36)    $    --       $(0.36)       $12.41
                     (0.28)      (0.48)       (0.76)        10.66
                     (0.19)         --        (0.19)        13.29
                     (0.55)      (0.50)       (1.05)        13.19
                     (0.41)      (0.06)       (0.47)        12.13
-----------------------------------------------------------------------
Service Class        (0.04)         --        (0.04)        12.74
-----------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       20.16 %     $249,184      0.82%     0.82%         2.68%           53%
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
                 12/31/2000       17.55        215,675      0.87      0.87          3.42            20
                 12/31/1999       (5.64)       261,707      0.87      0.87          2.99            89
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     (7.36)%
1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-----------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-----------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                             -28.2
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                            ----------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                            ----------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1994                                                                             -7.36
1995                                                                             46.79
1996                                                                             18.88
1997                                                                             21.45
1998                                                                             37.33
1999                                                                            105.16
2000                                                                            -11.92
2001                                                                            -33.23
2002                                                                            -33.06
2003                                                                             28.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                            ----------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                              TGCG-1    Templeton Great Companies Global
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY LOGO)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The portfolio managers also consider companies whose growth rates, although still negative, are less negative than in prior periods.

                - Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.

                The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating
                                      ATSF
                     ACI- 1 American Century International
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1997                                      7.50%
1998                                     12.85%
1999                                     24.95%
2000                                    -14.99%
2001                                    -23.44%
2002                                    -21.18%
2003                                     25.29%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/1999
Lowest:   (19.85)% Quarter  09/30/2002

(1) Prior to May 1, 2002, a different firm managed this portfolio, the performance set forth prior to May 1, 2002 is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
Initial Class           25.29%    (4.29)%        (0.37)%
Service Class            N/A        N/A         27.24%
Morgan Stanley
  Capital
  International-
  Europe, Australasia
  & Far East Index      39.17%     0.26%          3.17%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     ACI- 2 American Century International

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.93%      0.93%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                          ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $116     $362     $  628     $1,386
Service Class                   $142     $440     $  761     $1,669
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.93% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.01        $ 0.04           $ 1.48         $ 1.52
                 12/31/2002      7.65          0.01            (1.63)         (1.62)
                 12/31/2001     10.34          0.07            (2.45)         (2.38)
                 12/31/2000     14.28          0.04            (2.15)         (2.11)
                 12/31/1999     12.07          0.04             2.90           2.94
-------------------------------------------------------------------------------------
Service Class    12/31/2003      5.91         (0.02)            1.63           1.61
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $ 7.53
                     (0.02)         --        (0.02)         6.01
                     (0.28)      (0.03)       (0.31)         7.65
                     (0.19)      (1.64)       (1.83)        10.34
                     (0.05)      (0.68)       (0.73)        14.28
----------------
Service Class           --          --           --          7.52
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.29 %     $303,527      1.14%     1.14%         0.58 %         219%
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
                 12/31/2000      (14.99)        36,651      1.30      1.66          0.29           112
                 12/31/1999       24.95         33,579      1.50      1.84          0.31           100
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund's share classes are as follows:
     Initial Class-January 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003 the Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     ACI- 4 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

YEAR   PERCENT
----   -------
2003    22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                     30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%.
Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.
                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                  -------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
                  -------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                    24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                    27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%       0.10%
Rule 12b-1 fees                       N/A        0.25%
Other expenses                       0.02%       0.02%
                                   ------------------
TOTAL                                0.12%       0.37%
Expense reduction(b)                 0.00%       0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%       0.37%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.83
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     47.84%
2000                                    -15.42%
2001                                    -10.36%
2002                                    -19.52%
2003                                     37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     4.09%
1995                                    34.59%
1996                                    23.84%
1997                                    24.81%
1998                                     7.56%
1999                                    -3.06%
2000                                     5.57%
2001                                     6.64%
2002                                   -20.70%
2003                                    34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     (3.77)%
2000                                     29.62%
2001                                     11.05%
2002                                      3.60%
2003                                     35.74%

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 Composite Stock Price Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     71.10%
2000                                    -17.55%
2001                                    -22.84%
2002                                    -26.02%
2003                                     22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.74%  Quarter  06/30/2003
Lowest:    (16.25)% Quarter  06/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                    24.67%        (0.33)%
Service Class                      N/A         17.25%
S&P 500 Composite Stock Price
  Index                          28.67%        (5.59)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.80%      1.10%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million and 0.75% of assets over $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.
                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.88         $0.06           $ 1.88         $ 1.94
                 12/31/2002      9.96          0.05            (2.11)         (2.06)
                 12/31/2001     11.38          0.04            (1.43)         (1.39)
                 12/31/2000     10.00          0.04             1.34           1.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.37         $0.03           $ 1.41         $ 1.44
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $  --        $(0.04)       $ 9.78
                     (0.02)        --         (0.02)         7.88
                     (0.03)        --         (0.03)         9.96
                        --         --            --         11.38
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $ 9.81
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.67 %     $229,217      0.85%     0.85%         0.73%          39%
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.25 %     $    541      1.12%     1.12%         0.50%          39%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the NASDAQ 100 Index and the NASDAQ Composite Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                                         -36.94%
2002                                         -38.12%
2003                                          50.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/2001
Lowest:   (34.65)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Initial Class                      50.95%      (22.26)%
Service Class                        N/A         32.33%
NASDAQ 100 Index                   49.12%      (22.66)%
NASDAQ Composite Index**           50.01%      (16.35)%

 * Service Class shares commenced operations May 1, 2003.
** This Index served as the portfolio's benchmark prior to May 1, 2004.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 2.63        $(0.02)          $ 1.36         $ 1.34
                 12/31/2002      4.25         (0.03)           (1.59)         (1.62)
                 12/31/2001      6.74         (0.03)           (2.46)         (2.49)
                 12/31/2000     10.00         (0.01)           (3.25)         (3.26)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 3.00        $(0.02)          $ 0.99         $ 0.97
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $  --         $  --         $3.97
                       --          --            --          2.63
                       --          --            --          4.25
                       --          --            --          6.74
----------------
Service Class       $  --       $  --         $  --         $3.97
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       50.95 %     $213,164      0.87%     0.87%        (0.57)%         40%
                 12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
                 12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
                 12/31/2000      (32.60)        24,159      1.00      1.05         (0.16)          48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       32.33 %     $    740      1.12%     1.12%        (0.83)%         40%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
(BULLSEYE ICON)
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

               - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

               - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index
portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell Mid Cap Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1998                                    31.39%
1999                                    18.16%
2000                                   -10.92%
2001                                   -11.98%
2002                                   -24.59%
2003                                    28.94%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter 12/31/1998
Lowest:    (17.69)% Quarter 09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                          1 YEAR    5 YEAR    (MAY 2, 1997)
                          -------   ------   ---------------
Initial Class               28.94%  (2.07)%        5.78%
Service Class                 N/A      N/A        22.71%
Russell Mid Cap Value
  Index                     28.67%  (0.57)%        6.60%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.75%      0.75%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.82%      1.07%
Expense reduction(b)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.82%      1.07%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $5590     $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Disciplined Equity Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.94         $0.10           $ 2.77         $ 2.87
                 12/31/2002     13.24          0.08            (3.33)         (3.25)
                 12/31/2001     15.13          0.06            (1.86)         (1.80)
                 12/31/2000     18.16          0.07            (1.99)         (1.92)
                 12/31/1999     16.08          0.08             2.78           2.86
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.43         $0.06           $ 2.31         $ 2.37
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $   --       $(0.06)       $12.75
                     (0.05)         --        (0.05)         9.94
                     (0.09)         --        (0.09)        13.24
                     (0.08)      (1.03)       (1.11)        15.13
                     (0.03)      (0.75)       (0.78)        18.16
----------------
Service Class       $(0.01)     $   --       $(0.01)       $12.79
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.94 %     $233,744      0.82%     0.82%         0.91%          52%
                 12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
                 12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
                 12/31/2000      (10.92)       156,517      0.87      0.87          0.53           68
                 12/31/1999       18.16        153,967      0.78      0.78          0.73           56
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.71 %     $    922      1.06%     1.06%         0.74%          52%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     -8.31%
1995                                     47.12%
1996                                     17.96%
1997                                     17.54%
1998                                     64.47%
1999                                     59.67%
2000                                    -28.94%
2001                                    -28.20%
2002                                    -29.92%
2003                                     31.99%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

(GRAPH ICON)
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                     4.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                   4.90%         6.70%
Service Class                    N/A          2.14%
Lehman Brothers Aggregate
  Bond Index                    4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
----------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks

 - Companies SaBAM believes are undervalued in the marketplace

While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.

               This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

               The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

               SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies.
First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

   - New, improved or unique products and services

   - New or rapidly expanding markets for the company's products

   - New management

   - Changes in the economic, financial, regulatory or political environment particularly affecting the company

   - Effective research, product development and marketing

   - A business strategy not yet recognized by the marketplace.

The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from

                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2000                                    18.30%
>2001                                    2.09%
2002                                   -24.71%
2003                                    35.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002

                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
   12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
----------------
Service Class       $   --      $   --       $   --        $13.08
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

             Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                    71.10%
2000                                   -17.55%
2001                                   -22.84%
2002                                   -26.02%
2003                                    22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
----------------
Service Class       $   --      $   --       $   --        $16.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                                                      7.19%
1995                                                                     52.84%
1996                                                                     27.36%
1997                                                                     46.50%
1998                                                                     43.28%
1999                                                                     37.79%
2000                                                                     -9.69%
2001                                                                    -17.63%
2002                                                                    -22.24%
2003                                                                     31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

               TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

                - strong potential for steady growth

                - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2002                                    -14.31%
2003                                     31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A         27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
----------------
Service Class       $  --       $  --         $  --        $12.54
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value

[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results. TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                    -1.79%
1995                                    14.05%
1996                                    25.63%
1997                                    25.56%
1998                                    -2.18%
1999                                    29.39%
2000                                    11.02%
2001                                    28.79%
2002                                   -39.46%
2003                                    90.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.
 * This portfolio was closed to new investors when Service Class shares were introduced.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(e) Annualized.

(f) Not annualized for periods of less than one year.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up/top-down" screening process to identify stocks that are statistically undervalued and fit our macro-investment thesis. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Value), a widely recognized unmanaged index of market performance. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

               The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its
[STOPLITE ICON]investment objective.
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1995                                    20.09%
1996                                    14.42%
1997                                    16.59%
1998                                     8.33%
1999                                    -5.64%
2000                                    17.55%
2001                                     2.16%
2002                                   -13.82%
2003                                    20.16%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%  Quarter  06/30/2003
Lowest:   (12.82)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
                       ------    -------   -----------------
Initial Class           20.16%     3.25%           8.23%
Service Class             N/A        N/A          15.40%
Russell 1000 Value
  Index                 30.03%     3.56%          13.53%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  4.31%     6.65%           7.62%

* Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) ) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.66         $0.30           $ 1.81         $ 2.11
                 12/31/2002     13.29          0.33            (2.20)         (1.87)
                 12/31/2001     13.19          0.36            (0.07)          0.29
                 12/31/2000     12.13          0.43             1.68           2.11
                 12/31/1999     13.35          0.39            (1.14)         (0.75)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     11.08          0.18             1.52           1.70
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.36)    $    --       $(0.36)       $12.41
                     (0.28)      (0.48)       (0.76)        10.66
                     (0.19)         --        (0.19)        13.29
                     (0.55)      (0.50)       (1.05)        13.19
                     (0.41)      (0.06)       (0.47)        12.13
----------------
Service Class        (0.04)         --        (0.04)        12.74
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       20.16 %     $249,184      0.82%     0.82%         2.68%           53%
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
                 12/31/2000       17.55        215,675      0.87      0.87          3.42            20
                 12/31/1999       (5.64)       261,707      0.87      0.87          2.99            89
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN LOGO) Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     -5.67%
1995                                     10.37%
1996                                     15.23%
1997                                      2.54%
1998                                     15.44%
1999                                     32.35%
2000                                    -18.26%
2001                                    -22.96%
2002                                    -16.97%
2003                                     32.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter  12/31/1999
Lowest:   (17.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Initial Class               32.81%    (1.67)%     2.71%
Service Class                  N/A      N/A      33.36%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     39.17%     0.26%      4.78%

*  Service Class shares commenced operations May 1, 2003.
(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.90%      0.90%
Rule 12b-1 fees                      N/A       0.25%
Other expenses                      0.27%      0.27%
                                     ---------------
TOTAL                               1.17%      1.42%
Expense reduction(b)               (0.18)%    (0.18)%
                                     ---------------
NET OPERATING EXPENSES              0.99%      1.24%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $250 M; 0.88% of assets over $250 M up to $500 M; and 0.85% of assets over $500 M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. ANN D. THIVIERGE, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS
--------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.59         $0.10           $ 2.37         $ 2.47
                 12/31/2002      9.16          0.08            (1.63)         (1.55)
                 12/31/2001     15.18          0.03            (3.09)         (3.06)
                 12/31/2000     20.88          0.03            (3.68)         (3.65)
                 12/31/1999     16.19          0.10             5.02           5.12
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.50         $  --           $ 2.50         $ 2.50
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.08)     $   --       $(0.08)       $ 9.98
                     (0.02)         --        (0.02)         7.59
                        --       (2.96)       (2.96)         9.16
                     (0.03)      (2.02)       (2.05)        15.18
                     (0.26)      (0.17)       (0.43)        20.88
----------------
Service Class       $   --      $   --       $   --        $10.00
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       32.81 %     $187,949      0.99%     1.17%         1.20%           53%
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
                 12/31/2000      (18.26)       186,664      0.98      1.07          0.15            63
                 12/31/1999       32.35        228,655      0.91      1.00          0.73            30
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.36 %     $    116      1.24%     1.49%         0.05%           53%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                    -7.36%
1995                                    46.79%
1996                                    18.88%
1997                                    21.45%
1998                                    37.33%
1999                                   105.16%
2000                                   -11.92%
2001                                   -33.23%
2002                                   -33.06%
2003                                    28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             TUSGS-1    Transamerica U.S. Government Securities

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1995                                                                             15.64
1996                                                                              1.81
1997                                                                              9.15
1998                                                                              7.38
1999                                                                             -0.87
2000                                                                             10.16
2001                                                                               5.1
2002                                                                              5.81
2003                                                                              2.95

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
----------------
Service Class        (0.03)         --        (0.03)        12.64
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION MARK]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock
                                      ATSF
                         CGG- 1 Capital Guardian Global
prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     47.84%
2000                                    (15.42)%
2001                                    (10.36)%
2002                                    (19.52)%
2003                                     37.60%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/1999
Lowest:   (20.05)% Quarter  09/30/2002

                                      ATSF
                         CGG- 2 Capital Guardian Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                       ------   -------   ------------------
Initial Class           37.60%    4.42%           4.86%
Service Class             N/A                    33.11%
Morgan Stanley
  Capital
  International World
  Index                 33.76%   (0.39)%          2.99%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.04%      1.04%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $116     $362      $628      $1,386
Service Class                    $142     $440      $761      $1,669
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 1.04% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.49        $ 0.05           $ 3.14        $  3.19
                 12/31/2002     10.57          0.01            (2.07)         (2.06)
                 12/31/2001     12.06            --            (1.22)         (1.22)
                 12/31/2000     15.77          0.02            (2.37)         (2.35)
                 12/31/1999     10.66         (0.01)            5.12           5.11
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.76        $(0.01)          $ 2.91        $  2.90
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $   --       $(0.02)       $11.66
                     (0.02)         --        (0.02)         8.49
                        --       (0.27)       (0.27)        10.57
                        --       (1.36)       (1.36)        12.06
                        --          --           --         15.77
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $11.66
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.60 %     $271,610      1.14%     1.14%         0.48%           20%
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
                 12/31/1999       47.84         40,770      1.48      1.49         (0.12)          157
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       33.11 %     $  1,212      1.39%     1.39%        (0.14)%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09%
1995                                     34.59%
1996                                     23.84%
1997                                     24.81%
1998                                      7.56%
1999                                     (3.06)%
2000                                      5.57%
2001                                      6.64%
2002                                    (20.70)%
2003                                     34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.
TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25%
1996                                     11.64%
1997                                     24.65%
1998                                      3.05%
1999                                     -4.45%
2000                                     29.16%
2001                                     15.70%
2002                                      0.96%
2003                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

2003                                      4.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
-------------------------------------------------------------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      7.19%
1995                                     52.84%
1996                                     27.36%
1997                                     46.50%
1998                                     43.28%
1999                                     37.79%
2000                                     (9.69)%
2001                                    (17.63)%
2002                                    (22.24)%
2003                                     31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      3.44%
1995                                      5.40%
1996                                      5.03%
1997                                      5.24%
1998                                      5.26%
1999                                      4.63%
2000                                      6.15%
2001                                      4.01%
2002                                      1.44%
2003                                      0.81%

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     (7.36)%
1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


INVESTMENT STYLE RISK



Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The


                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1994..................................................................    7.19%
1995..................................................................   52.84%
1996..................................................................   27.36%
1997..................................................................   46.50%
1998..................................................................   43.28%
1999..................................................................   37.79%
2000..................................................................   (9.69)%
2001..................................................................  (17.63)%
2002..................................................................  (22.24)%
2003..................................................................   31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)


                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%



 * Service Class shares commenced May 1, 2003.



(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------


                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]

FINANCIAL HIGHLIGHTS ()

---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.


(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)


                              [PERFORMANCE GRAPH]

1994.....................................................................  3.44%
1995.....................................................................  5.40%
1996.....................................................................  5.03%
1997.....................................................................  5.24%
1998.....................................................................  5.26%
1999.....................................................................  4.63%
2000.....................................................................  6.15%
2001.....................................................................  4.01%
2002.....................................................................  1.44%
2003.....................................................................  0.81%

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)


                             0.68% (Initial Class)


                             0.42% (Service Class)


(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)


                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%



* Service Class shares commenced operations May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------


(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.


For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.


                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)

FINANCIAL HIGHLIGHTS ()

---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
----------------
Service Class       $   --      $  --        $   --         $1.00
----------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.


(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                             MFSHY-1    MFS High Yield
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans, which could force the portfolio to invest the prepaid amounts at lower interest rates. In addition, rising interest rates can extend the durations and increase the volatility of the portfolio.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/ Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     (6.94)%
1995                                     22.99%
1996                                      0.14%
1997                                      9.16%
1998                                      9.32%
1999                                     (2.94)%
2000                                     10.89%
2001                                      8.07%
2002                                      9.97%
2003                                      4.28%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  06/30/1995
Lowest:     (4.90)% Quarter  03/31/1994

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Initial Class                    4.28%     5.93%     6.20%
Service Class                     N/A       N/A      1.78%
Lehman Brothers Aggregate
  Bond Index                     4.10%     6.62%     6.95%
Lehman Brothers U.S.
  Government/Credit Index        4.67%     6.66%     6.98%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.52%      0.77%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.52%      0.77%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $53      $167      $291       $653
Service Class                    $79      $246      $428       $954
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.68         $0.62           $(0.10)        $ 0.52
                 12/31/2002     11.96          0.64             0.54           1.18
                 12/31/2001     11.14          0.63             0.27           0.90
                 12/31/2000     10.61          0.67             0.48           1.15
                 12/31/1999     11.59          0.64            (0.97)         (0.33)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.97          0.40            (0.17)          0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.59)     $  --        $(0.59)       $12.61
                     (0.46)        --         (0.46)        12.68
                     (0.08)        --         (0.08)        11.96
                     (0.62)        --         (0.62)        11.14
                     (0.65)        --         (0.65)        10.61
-------------------------------------------------------------------
Service Class        (0.04)        --         (0.04)        13.16
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        4.28%      $264,668      0.52%     0.52%         4.88%          27%
                 12/31/2002        9.97        331,734      0.53      0.53          5.21           49
                 12/31/2001        8.07        255,940      0.55      0.55          5.42           53
                 12/31/2000       10.89        142,027      0.53      0.53          6.06           45
                 12/31/1999       (2.94)       153,885      0.53      0.53          5.67           26
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        1.78          1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY LOGO)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The portfolio managers also consider companies whose growth rates, although still negative, are less negative than in prior periods.

- Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.

The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating

                                      ATSF
                     ACI- 1 American Century International
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[Performance Graph]

1997                     7.50%
1998                    12.85%
1999                    24.95%
2000                   (14.99)%
2001                   (23.44)%
2002                   (21.18)%
2003                    25.29%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/1999
Lowest:   (19.85)% Quarter  09/30/2002

(1) Prior to May 1, 2002, a different firm managed this portfolio, the performance set forth prior to May 1, 2002 is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
Initial Class           25.29%    (4.29)%        (0.37)%
Service Class            N/A        N/A         27.24%
Morgan Stanley
  Capital
  International-
  Europe, Australasia
  & Far East Index      39.17%     0.26%          3.17%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     ACI- 2 American Century International

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.93%      0.93%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                          ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $116     $362     $  628     $1,386
Service Class                   $142     $440     $  761     $1,669
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.93% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.01        $ 0.04           $ 1.48         $ 1.52
                 12/31/2002      7.65          0.01            (1.63)         (1.62)
                 12/31/2001     10.34          0.07            (2.45)         (2.38)
                 12/31/2000     14.28          0.04            (2.15)         (2.11)
                 12/31/1999     12.07          0.04             2.90           2.94
-------------------------------------------------------------------------------------
Service Class    12/31/2003      5.91         (0.02)            1.63           1.61
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $ 7.53
                     (0.02)         --        (0.02)         6.01
                     (0.28)      (0.03)       (0.31)         7.65
                     (0.19)      (1.64)       (1.83)        10.34
                     (0.05)      (0.68)       (0.73)        14.28
-------------------------------------------------------------------
Service Class           --          --           --          7.52
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.29 %     $303,527      1.14%     1.14%         0.58 %         219%
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
                 12/31/2000      (14.99)        36,651      1.30      1.66          0.29           112
                 12/31/1999       24.95         33,579      1.50      1.84          0.31           100
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund's share classes are as follows:
     Initial Class-January 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003 the Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     ACI- 4 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                   22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

2003                   30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                 --------------------------------------------------
Service Class       $   --      $  --        $   --        $10.67
                 --------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.98
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.83
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)  Capital Guardian U.S. Equity
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2001                                     (3.38)%
2002                                    (23.80)%
2003                                     36.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter  06/30/2003
Lowest:   (19.01)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                      SINCE INCEPTION
                          1 YEAR     (OCTOBER 9, 2000)
                          -------    -----------------
Initial Class               36.50%           0.46%
Service Class                 N/A           26.51%
S&P 500 Composite Stock
  Price Index               28.67%          (5.59)%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

 - ALAN WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for CIRI with investment analysis responsibilities, specializing in U.S. Oil services and household products. He joined the Capital organization in 1991.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.39         $0.04           $ 2.65         $ 2.69
                 12/31/2002      9.74          0.03            (2.35)         (2.32)
                 12/31/2001     10.10          0.01            (0.35)         (0.34)
                 12/31/2000     10.00          0.01             0.09           0.10
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.96         $0.01           $ 2.10         $ 2.11
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $10.07
                     (0.01)      (0.02)       (0.03)         7.39
                     (0.01)      (0.01)       (0.02)         9.74
                        --          --           --         10.10
-------------------------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $10.07
-------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       36.50 %     $238,949      0.91%     0.91%         0.41%           20%
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
                 12/31/2000        1.00         33,507      1.13      1.13          0.45           108
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.50 %     $  2,331      1.16%     1.16%         0.17%           20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 9, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003. Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depository Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      4.09%
1995                                     34.59%
1996                                     23.84%
1997                                     24.81%
1998                                      7.56%
1999                                     (3.06)%
2000                                      5.57%
2001                                      6.64%
2002                                    (20.70)%
2003                                     34.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter  06/30/2003
Lowest:   (21.13)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS**
                  (For Calendar Year ended December 31, 2003)

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Initial Class                34.58%     3.10%    10.49%
Service Class                   N/A      N/A     29.30%
Russell 1000 Value
  Index                      30.03%     3.56%    11.88%*

**  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.84%      0.84%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.84% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.15         $0.24           $ 4.29         $ 4.53
                 12/31/2002     17.35          0.18            (3.75)         (3.57)
                 12/31/2001     17.58          0.16             1.01           1.17
                 12/31/2000     19.99          0.15             0.68           0.83
                 12/31/1999     21.68          0.18            (0.72)         (0.54)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.66         $0.15           $ 3.85         $ 4.00
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------
Initial Class       $(0.12)     $   --       $(0.12)       $17.56
                     (0.11)      (0.52)       (0.63)        13.15
                     (0.14)      (1.26)       (1.40)        17.35
                     (0.19)      (3.05)       (3.24)        17.58
                     (0.24)      (0.91)       (1.15)        19.99
-----------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $17.65
-----------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       34.58 %     $459,102      0.88%     0.88%         1.63%          30%
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
                 12/31/1999       (3.06)       209,653      0.88      0.95          0.77           51
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.30 %     $  2,271      1.13%     1.13%         1.37%          30%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Index, a widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002                                                                               3.6%
2003                                                                             35.74%

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance prior to that date is attributable to that firm.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.19%  Quarter  06/30/2003
Lowest:    (9.17)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEAR     (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            35.74%   14.26%          9.32%
Service Class              N/A      N/A          28.90%
Wilshire Real Estate
  Index                  37.07%   14.49%          9.69%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.07%      0.07%
                                  ------------------
TOTAL                              0.87%      1.12%
Expense reduction(b)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.87%      1.12%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.
                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.41         $0.51           $ 3.51         $ 4.02
                 12/31/2002     11.21          0.65            (0.25)          0.40
                 12/31/2001     10.32          0.56             0.58           1.14
                 12/31/2000      8.06          0.59             1.79           2.38
                 12/31/1999      8.51          0.49            (0.79)         (0.30)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.00         $0.33           $ 3.13         $ 3.46
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.29)     $(0.06)      $(0.35)       $15.08
                     (0.13)      (0.07)       (0.20)        11.41
                     (0.25)         --        (0.25)        11.21
                     (0.12)         --        (0.12)        10.32
                     (0.15)         --        (0.15)         8.06
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.06)      $(0.09)       $15.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.74 %     $213,159      0.87%     0.87%         3.96%           78%
                 12/31/2002        3.60        124,219      0.98      0.98          5.61           123
                 12/31/2001       11.05         43,611      1.00      1.13          5.25           172
                 12/31/2000       29.62         16,577      1.00      1.71          6.27           291
                 12/31/1999       (3.77)         3,199      1.00      2.69          5.91           190
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.90 %     $  1,072      1.13%     1.13%         3.52%           78%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                     25.25%
1996                                     11.64%
1997                                     24.65%
1998                                      3.05%
1999                                     (4.45)%
2000                                     29.16%
2001                                     15.70%
2002                                      0.96%
2003                                     26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
-------------------------------------------------------------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 Composite Stock Price Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     71.10%
2000                                    (17.55)%
2001                                    (22.84)%
2002                                    (26.02)%
2003                                     22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.74%  Quarter  06/30/2003
Lowest:    (16.25)% Quarter  06/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                    24.67%        (0.33)%
Service Class                      N/A         17.25%
S&P 500 Composite Stock Price
  Index                          28.67%        (5.59)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.80%      1.10%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million and 0.75% of assets over $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.
                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.88         $0.06           $ 1.88         $ 1.94
                 12/31/2002      9.96          0.05            (2.11)         (2.06)
                 12/31/2001     11.38          0.04            (1.43)         (1.39)
                 12/31/2000     10.00          0.04             1.34           1.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.37         $0.03           $ 1.41         $ 1.44
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $  --        $(0.04)       $ 9.78
                     (0.02)        --         (0.02)         7.88
                     (0.03)        --         (0.03)         9.96
                        --         --            --         11.38
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $ 9.81
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.67 %     $229,217      0.85%     0.85%         0.73%          39%
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.25 %     $    541      1.12%     1.12%         0.50%          39%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the NASDAQ 100 Index and the NASDAQ Composite Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                                    (36.94)%
2002                                    (38.12)%
2003                                     50.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/2001
Lowest:   (34.65)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Initial Class                      50.95%      (22.26)%
Service Class                        N/A        32.33%
NASDAQ 100 Index                   49.12%      (22.66)%
NASDAQ Composite Index**           50.01%      (16.35)%

 * Service Class shares commenced operations May 1, 2003.
** This Index served as the portfolio's benchmark prior to May 1, 2004.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 2.63        $(0.02)          $ 1.36         $ 1.34
                 12/31/2002      4.25         (0.03)           (1.59)         (1.62)
                 12/31/2001      6.74         (0.03)           (2.46)         (2.49)
                 12/31/2000     10.00         (0.01)           (3.25)         (3.26)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 3.00        $(0.02)          $ 0.99         $ 0.97
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --         $3.97
                       --          --            --          2.63
                       --          --            --          4.25
                       --          --            --          6.74
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --         $3.97
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       50.95 %     $213,164      0.87%     0.87%        (0.57)%         40%
                 12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
                 12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
                 12/31/2000      (32.60)        24,159      1.00      1.05         (0.16)          48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       32.33 %     $    740      1.12%     1.12%        (0.83)%         40%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
(BULLSEYE ICON)
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index
portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell Mid Cap Value Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1998                                     31.39%
1999                                     18.16%
2000                                    (10.92)%
2001                                    (11.98)%
2002                                    (24.59)%
2003                                     28.94%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter 12/31/1998
Lowest:    (17.69)% Quarter 09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                             SINCE INCEPTION
                          1 YEAR    5 YEAR    (MAY 2, 1997)
                          -------   ------   ---------------
Initial Class               28.94%  (2.07)%        5.78%
Service Class                 N/A      N/A        22.71%
Russell Mid Cap Value
  Index                     28.67%  (0.57)%        6.60%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.75%      0.75%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.82%      1.07%
Expense reduction(b)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.82%      1.07%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $5590     $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Disciplined Equity Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.94         $0.10           $ 2.77         $ 2.87
                 12/31/2002     13.24          0.08            (3.33)         (3.25)
                 12/31/2001     15.13          0.06            (1.86)         (1.80)
                 12/31/2000     18.16          0.07            (1.99)         (1.92)
                 12/31/1999     16.08          0.08             2.78           2.86
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.43         $0.06           $ 2.31         $ 2.37
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $   --       $(0.06)       $12.75
                     (0.05)         --        (0.05)         9.94
                     (0.09)         --        (0.09)        13.24
                     (0.08)      (1.03)       (1.11)        15.13
                     (0.03)      (0.75)       (0.78)        18.16
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $12.79
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.94 %     $233,744      0.82%     0.82%         0.91%          52%
                 12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
                 12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
                 12/31/2000      (10.92)       156,517      0.87      0.87          0.53           68
                 12/31/1999       18.16        153,967      0.78      0.78          0.73           56
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.71 %     $    922      1.06%     1.06%         0.74%          52%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JP MORGAN LOGO)   J.P. Morgan Mid Cap Value

[BULLSEYE ICON]    (formerly, Dreyfus Mid Cap)
OBJECTIVE
---------------------------

This portfolio seeks growth from capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN STOCKS

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs') and European Depository Receipts
(EDRs)) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher cost for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward foreign currency contracts for hedging

DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions--an anticipated increase may result in a loss instead

                                      ATSF
                      JPMMCV- 1 J.P. Morgan Mid Cap Value

 - prices may not match--substantial losses may result when there is movement in the price of financial contracts

 - illiquid markets--the portfolio may not be able to control losses if there is no market for the contracts

 - tax consequences--the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

 - leveraging

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

OVER-THE-COUNTER INVESTING

Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell Mid Cap Value Index and the S&P MidCap 400 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                                 INITIAL CLASS

                              [PERFORMANCE GRAPH]

2000                                     12.92%
2001                                     (3.94)%
2002                                    (12.72)%
2003                                     31.42%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/2001
Lowest:    (15.61)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 3, 1999)
                                ------   ---------------
Initial Class                   31.42%         6.73%
Service Class                     N/A         26.54%
Russell Mid Cap Value Index     38.07%         8.00%
S&P MidCap 400 Index**          35.59%         9.65%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

  * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                      JPMMCV- 2 J.P. Morgan Mid Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.85%      0.85%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.17%      0.17%
                                   ------------------
TOTAL                                1.02%      1.27%
Expense reduction(b)                (0.02)%    (0.02)%
                                   ------------------
NET OPERATING EXPENSES               1.00%      1.25%
------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with ATFA through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $323      $561      $1,246
Service Class                    $127     $401      $695      $1,532
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% up to $100 million and 0.80% over $100 million

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.83% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director, has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

                                      ATSF
                      JPMMCV- 3 J.P. Morgan Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.85        $ 0.01           $ 3.08         $ 3.09
                 12/31/2002     11.29          0.01            (1.45)         (1.44)
                 12/31/2001     11.90          0.01            (0.49)         (0.48)
                 12/31/2000     10.72          0.03             1.36           1.39
                 12/31/1999     10.00          0.04             0.68           0.72
-------------------------------------------------------------------------------------
Service Class    12/31/2003     10.21         (0.01)            2.72           2.71
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $   --       $(0.01)       $12.93
                        --          --           --          9.85
                     (0.12)      (0.01)       (0.13)        11.29
                     (0.21)         --        (0.21)        11.90
                        --          --           --         10.72
-------------------------------------------------------------------
Service Class           --          --           --         12.92
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.42 %      $74,375      1.00%     1.02%         0.10 %          73%
                 12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
                 12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
                 12/31/2000       12.92         14,714      1.00      1.90          0.29           111
                 12/31/1999        7.20          3,384      1.00      4.89          0.58            94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      JPMMCV- 4 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     (8.31)%
1995                                     47.12%
1996                                     17.96%
1997                                     17.54%
1998                                     64.47%
1999                                     59.67%
2000                                    (28.94)%
2001                                    (28.20)%
2002                                    (29.92)%
2003                                     31.99%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
-------------------------------------------------------------------
Service Class           --          --            --        30.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

 - high return on invested capital

 - free cash flow generation

 - sound balance sheet, financial and accounting policies, and overall financial strength

 - apparent use of conservative accounting standards, and transparent financial disclosure

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2000                                     (8.02)%
2001                                    (14.09)%
2002                                    (25.98)%
2003                                     26.34%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter  06/30/2003
Lowest:   (16.26)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                             INCEPTION
                                  1 YEAR   (MAY 3, 1999)
                                  ------   -------------
Initial Class                     26.34%       (2.99)%
Service Class                       N/A      20.11 %
S&P 500 Composite Stock Price
  Index                           28.67%       (2.43)%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total

                                      ATSF
                            MARGR- 2 Marsico Growth
return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

THOMAS F. MARSICO sets the investment strategy for the portfolio. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.72        $(0.01)         $  1.78        $  1.77
                 12/31/2002      9.09            --            (2.36)         (2.36)
                 12/31/2001     10.67          0.02            (1.52)         (1.50)
                 12/31/2000     11.75          0.02            (0.95)         (0.93)
                 12/31/1999     10.00          0.01             1.74           1.75
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 7.06        $(0.03)         $  1.45        $  1.42
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class      $    --     $    --       $    --       $ 8.49
                     (0.01)         --         (0.01)        6.72
                     (0.07)      (0.01)        (0.08)        9.09
                     (0.10)      (0.05)        (0.15)       10.67
                        --          --            --        11.75
-------------------------------------------------------------------
Service Class      $    --     $    --       $    --       $ 8.48
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       26.34 %     $135,376      0.98%     0.98%        (0.19)%         111%
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
                 12/31/2000       (8.02)        20,185      1.00      1.37          0.15            37
                 12/31/1999       17.50          8,204      1.00      2.68          0.12            40
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.11 %     $    759      1.25%     1.25%        (0.47)%         111%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.10%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MARGR- 4 Marsico Growth

---------------------
This portfolio may be
appropriate for the
investor who seeks
superior long term
performance with
below average
volatility.

(ML LOGO)   Mercury Large Cap Value

            (formerly PBHG/NWQ Value Select)
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth. In attempting to achieve its objective, the portfolio will seek to achieve superior long-term performance relative to the Russell 1000 Value Index by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. [CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the portfolio that considers such factors as:

- Earnings Momentum to include the direction of earnings estimates

- Earnings Surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depository Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

As a temporary measure for defensive purposes, the portfolio may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may adversely affect the portfolio's ability to meet its investment objective.

                                      ATSF
                        MLCV- 1 Mercury Large Cap Value

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

INTRINSIC VALUE

A portfolio manager looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, the manager does not invest in the stock or, if the portfolio has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, the manager may invest in the company or, if the portfolio has already invested in the company, attempt to buy more shares.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 1, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)

                              [PERFORMANCE GRAPH]

1997                                     25.04%
1998                                     -4.78%
1999                                      7.95%
2000                                     15.19%
2001                                     -1.81%
2002                                    -14.21%
2003                                     29.78%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter  06/30/2003
Lowest:   (20.67)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
Initial Class          29.78%     6.33%        8.22%
Service Class            N/A       N/A        28.03%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%       8.85%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

 * Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        MLCV- 2 Mercury Large Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                               INITIAL    SERVICE
-------------------------------------------------
Management fees                  0.79%      0.79%
Rule 12b-1 fees                   N/A       0.25%
Other expenses                   0.05%      0.05
                                  ---------------
TOTAL                            0.84%      1.09%
Expense reduction(b)             0.00%      0.00%
                                  ---------------
NET OPERATING EXPENSES           0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Fund Asset Management, L.P., doing business as Mercury Advisors.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.

                                      ATSF
                        MLCV- 3 Mercury Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.63         $0.17           $ 3.28         $ 3.45
                 12/31/2002     14.09          0.18            (2.17)         (1.99)
                 12/31/2001     14.37          0.15            (0.41)         (0.26)
                 12/31/2000     12.77          0.15             1.78           1.93
                 12/31/1999     12.12          0.10             0.85           0.95
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $11.77         $0.11           $ 3.19         $ 3.30
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.11)     $   --       $(0.11)       $14.97
                     (0.12)      (0.35)       (0.47)        11.63
                     (0.02)         --        (0.02)        14.09
                     (0.18)      (0.15)       (0.33)        14.37
                     (0.10)      (0.20)       (0.30)        12.77
-------------------------------------------------------------------
Service Class       $(0.01)     $   --       $(0.01)       $15.06
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       29.78 %     $383,372      0.84%     0.84%         1.33%          145%
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
                 12/31/2000       15.19        144,818      0.88      0.88          1.10            46
                 12/31/1999        7.95        137,158      0.90      0.90          0.77            34
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.03 %     $    918      1.10%     1.10%         1.19%          145%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class--May 1, 1996
     Service Class--May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        MLCV- 4 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds.

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are at or near historic lows.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers High Yield Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                      5.82%
2000                                     -5.18%
2001                                      3.78%
2002                                      2.07%
2003                                     17.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/2001
Lowest:     (5.43)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR    (JUNE 1, 1998)
                       ------   -------   ---------------
Initial Class          17.74%    4.59%         3.52%
Service Class            N/A      N/A          9.74%
Lehman Brothers High
  Yield Bond Index     28.97%    5.23%         4.26%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                             N/A       0.25%
Other expenses                             0.03%      0.03%
                                           ----------------
TOTAL                                      0.81%      1.06%
Expense reduction(b)                       0.00%      0.00%
                                           ----------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc.
    (ATFA) through 4/30/05 for expenses that exceed 1.08%, excluding
    12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

JOHN F. ADDEO, a Vice President of MFS, is the portfolio manager. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.83         $0.72           $ 0.83        $  1.55
                 12/31/2002      8.90          0.60            (0.43)          0.17
                 12/31/2001      9.06          0.69            (0.34)          0.35
                 12/31/2000     10.09          0.68            (1.18)         (0.50)
                 12/31/1999      9.69          0.47             0.09           0.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.48         $0.50           $ 0.42        $  0.92
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.10)     $  --        $(0.10)       $10.28
                     (0.24)        --         (0.24)         8.83
                     (0.51)        --         (0.51)         8.90
                     (0.53)        --         (0.53)         9.06
                     (0.16)        --         (0.16)        10.09
-------------------------------------------------------------------
Service Class       $(0.03)     $  --        $(0.03)       $10.37
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       17.74 %     $661,026      0.81%     0.81%         7.58%          64%
                 12/31/2002        2.07        256,371      0.91      0.91          6.85           38
                 12/31/2001        3.78         32,831      1.10      1.12          7.57           50
                 12/31/2000       (5.18)        21,733      1.13      1.14          7.87           57
                 12/31/1999        5.82         20,015      1.22      1.27          7.07           77
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        9.74 %     $  1,270      1.03%     1.03%         7.45%          64%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-June 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his investment.

(MUNDER CAPITAL LOGO)    Munder Net50
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder) seeks to achieve the portfolio's objective by investing principally in:

 - stocks of domestic and foreign companies that are engaged in the Internet- and Intranet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities, and American Depository Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, the fund may invest up to 25% in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

ADRS

Many securities of foreign issuers are represented by American Depository Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - More fluctuations in market prices

 - Less information available

                                      ATSF
                               MN- 1 Munder Net50

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

IPOS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE  (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Inter@ctive Week Internet Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]


2000                                    -0.62%
2001                                   -25.42%
2002                                   -38.41%
2003                                    66.60%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter  12/31/2001
Lowest:   (46.99)% Quarter  09/30/2001

(1) Prior to May 1, 2001, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                                      ATSF
                               MN- 2 Munder Net50

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR      MAY 3, 1999
                               -------   ---------------
Initial Class                    66.60%        (2.33)%
Service Class                      N/A         39.39%
S&P 500 Composite Stock Price
  Index                          28.67%        (2.43)%
Inter@ctive Week Internet
  Index                          73.12%       (16.43)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.18%      0.18%
                                             ---------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                       (0.08)%    (0.08)%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $102     $336     $  588     $1,310
Service Class                   $127     $414     $  721     $1,594
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Munder Capital Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

                                      ATSF
                               MN- 3 Munder Net50

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 4.97        $(0.06)          $ 3.37         $ 3.31
                 12/31/2002      8.07         (0.05)           (3.05)         (3.10)
                 12/31/2001     10.88            --            (2.76)         (2.76)
                 12/31/2000     11.25          0.08            (0.14)         (0.06)
                 12/31/1999     10.00          0.03             1.74           1.77
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 5.94        $(0.06)          $ 2.40         $ 2.34
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $ 8.28
                        --          --           --          4.97
                     (0.05)         --        (0.05)         8.07
                     (0.26)      (0.05)       (0.31)        10.88
                     (0.52)         --        (0.52)        11.25
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $ 8.28
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       66.60 %      $74,941      1.00%     1.08%        (0.88)%          29%
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
                 12/31/2000       (0.62)         6,451      1.00      2.44          0.71           110
                 12/31/1999       17.82          2,783      1.00      5.57          0.50           341
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       39.39 %      $   750      1.25%     1.38%        (1.14)%          29%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                               MN- 4 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]


2003                                    4.90%



The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    2.60%  Quarter  06/30/2003
Lowest:     0.00%  Quarter  09/30/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.90%         6.70%
Service Class                    N/A         2.14%
Lehman Brothers Aggregate
  Bond Index                   4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.75%      1.00%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 77     $240      $417      $  930
Service Class                    $102     $318      $552      $1,225
---------------------------------------------------------------------

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years' experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.62         $0.22           $0.29          $0.51
                 12/31/2002     10.00          0.20            0.42           0.62
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.89         $0.12           $0.11          $0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.06)     $(0.09)      $(0.15)       $10.98
                        --          --           --         10.62
-------------------------------------------------------------------
Service Class       $(0.01)     $(0.09)      $(0.10)       $11.02
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       4.90%       $552,494      0.75%     0.75%         2.06%          430%
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       2.14%       $  3,044      0.99%     0.99%         1.67%          430%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Common stock equivalents, such as preferred stocks and securities convertible into common stocks

 - Companies SaBAM believes are undervalued in the marketplace

While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents for temporary defensive purposes or when opportunities for capital growth do not appear attractive.

This portfolio is non-diversified. The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

   - New, improved or unique products and services

   - New or rapidly expanding markets for the company's products

   - New management

   - Changes in the economic, financial, regulatory or political environment particularly affecting the company

   - Effective research, product development and marketing

   - A business strategy not yet recognized by the marketplace.

The portfolio may also invest in derivatives and foreign securities (up to 25% of its assets), or other securities and investment strategies in pursuit of its investment objective.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from

                                      ATSF
                             SAC- 1 Salomon All Cap
factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stock.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

2000                                                                     18.30%
2001                                                                      2.09%
2002                                                                    -24.71%
2003                                                                     35.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter  06/30/2003
Lowest:   (20.03)% Quarter  09/30/2002

                                      ATSF
                             SAC- 2 Salomon All Cap

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 3, 1999)
                               ------    ---------------
Initial Class                  35.15%          7.81%
Service Class                    N/A          29.12%
Russell 3000 Index             31.06%         (1.26)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
   12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JOHN G. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 35 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 21 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.70         $0.04           $ 3.36         $ 3.40
                 12/31/2002     13.06          0.06            (3.28)         (3.22)
                 12/31/2001     12.99          0.19             0.09           0.28
                 12/31/2000     11.18          0.14             1.90           2.04
                 12/31/1999     10.00          0.08             1.48           1.56
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $10.13         $0.01           $ 2.94         $ 2.95
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.04)     $   --       $(0.04)       $13.06
                     (0.10)      (0.04)       (0.14)         9.70
                     (0.20)      (0.01)       (0.21)        13.06
                     (0.20)      (0.03)       (0.23)        12.99
                     (0.38)         --        (0.38)        11.18
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $13.08
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       35.15 %     $599,732      0.86%     0.86%         0.32%           17%
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
                 12/31/1999       15.57          6,686      1.00      2.87          1.09           216
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       29.12 %     $  1,239      1.12%     1.12%         0.14%           17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
- an established operating history

- above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- low price-to-earnings ratio relative to the S&P 500

- a sound balance sheet and other positive financial characteristics

- low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2003)
(PERFORMANCE GRAPH)

1995                                                                          30.50%
1996                                                                          19.88%
1997                                                                          28.27%
1998                                                                           8.81%
1999                                                                           3.47%
2000                                                                          12.31%
2001                                                                           2.17%
2002                                                                         -12.81%
2003                                                                          25.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.70%  Quarter  06/30/2003
Lowest:   (17.23)% Quarter  09/30/2002

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
Initial Class          25.59%     5.39%         12.30%
Service Class             N/A      N/A          22.74%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%        12.20%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL   SERVICE
------------------------------------------------------------
Management fees                              0.75%     0.75%
Rule 12b-1 fees                               N/A      0.25%
Other expenses                               0.03%     0.03%
                                              --------------
TOTAL                                        0.78%     1.03%
Expense reduction(b)                         0.00%     0.00%
                                              --------------
NET OPERATING EXPENSES                       0.78%     1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $$15.29        $0.30           $ 3.59        $  3.89
                 12/31/2002     18,09          0.28            (2.58)         (2.30)
                 12/31/2001     19.52          0.24             0.24           0.48
                 12/31/2000     19.50          0.39             1.78           2.17
                 12/31/1999     20.04          0.38             0.42           0.80
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.62         $0.19           $ 3.35        $  3.54
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------
Initial Class       $(0.12)     $(0.10)      $(0.22)       $18.96
                     (0.18)      (0.32)       (0.50)        15.29
                     (0.35)      (1.56)       (1.91)        18.09
                     (0.39)      (1.76)       (2.15)        19.52
                     (0.40)      (0.94)       (1.34)        19.50
---------------------------------------------------------------------
Service Class       $(0.01)      (0.10)      $(0.11)       $19.05
---------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.59 %    $1,058,801     0.78%     0.78%         1.80%          14%
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
                 12/31/2000       12.31         257,343     0.90      0.90          1.98           38
                 12/31/1999        3.47         264,718     0.87      0.88          1.89           35
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.74 %    $    1,476     1.03%     1.03%         1.64%          14%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.
This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), which was approximately $3 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, and, to a lesser extent in foreign stocks (up to 30% of total assets), and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2000                                     -8.45%
2001                                     -9.71%
2002                                    -27.35%
2003                                     40.40%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%   Quarter  12/31/2001
Lowest:   (25.15)%  Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
Initial Class                 40.40%         3.38%
Service Class                   N/A         34.42%
Russell 2000 Index            47.25%         6.96%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.80%      1.05%
Expense reduction(b)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.80%      1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.97        $(0.05)          $ 3.27        $  3.22
                 12/31/2002     10.97         (0.07)           (2.93)         (3.00)
                 12/31/2001     12.15         (0.08)           (1.10)         (1.18)
                 12/31/2000     13.41         (0.08)           (1.04)         (1.12)
                 12/31/1999     10.00         (0.03)            3.87           3.84
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.31        $(0.05)          $ 2.91        $  2.86
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $  --        $   --        $11.19
                        --         --            --          7.97
                        --         --            --         10.97
                     (0.14)        --         (0.14)        12.15
                     (0.43)        --         (0.43)        13.41
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.17
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       40.40 %     $543,942      0.80%     0.80%        (0.54)%          17%
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
                 12/31/2000       (8.45)        30,024      1.00      1.14         (0.57)           65
                 12/31/1999       38.49          9,824      1.00      2.46         (0.44)          159
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       34.42 %     $  1,538      1.05%     1.05%        (0.74)%          17%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                                     71.10%
2000                                    -17.55%
2001                                    -22.84%
2002                                    -26.02%
2003                                     22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
-------------------------------------------------------------------
Service Class       $   --      $   --       $   --        $16.15
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

                - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

                - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84%
1999                                                                             15.72%
2000                                                                             35.47%
2001                                                                              6.17%
2002                                                                            -11.87%
2003                                                                             37.26%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%

 * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
-------------------------------------------------------------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial class-January 2, 1998
     Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TAV- 4 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)   Transamerica Balanced

[BULLSEYE ICON]       (formerly Janus Balanced)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.

The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

 - the quality of the management team;

 - the company's ability to earn returns on capital in excess of the cost of capital;

 - competitive barriers to entry; and

 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                          TB- 1 Transamerica Balanced

BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index and the Lehman Brothers U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                          TB- 2 Transamerica Balanced

Service class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE CHART]

2003                                     13.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    7.26%  Quarter  06/30/2003
Lowest:    (1.37)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                               SINCE
                                   1 YEAR   MAY 1, 2002
                                   ------   -----------
Initial Class                      13.90%       4.78%
Service Class                        N/A       10.93%
S&P 500 Composite Stock Price
  Index                            28.67%       3.79%
Lehman Brothers U.S.
  Government/Credit Index           4.67%       8.47%

 (1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; performance set forth prior to that date is attributable to that firm

 *  Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.25%      0.25%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $107     $334      $579      $1,283
Service Class                    $132     $412      $713      $1,568
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over

                                      ATSF
                          TB- 3 Transamerica Balanced

$1 billion up to $1.5 billion; and 0.65% of assets over $1.5 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the portfolio. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

                                      ATSF
                          TB- 4 Transamerica Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.49         $0.13           $ 1.19        $  1.32
                 12/31/2002     10.00          0.07            (0.58)         (0.51)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.73         $0.08           $ 0.98        $  1.06
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.02)     $  --        $(0.02)       $10.79
                        --         --            --          9.49
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $10.79
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       13.90 %      $61,419      1.15%     1.15%         1.31%          65%
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       10.93 %      $   591      1.38%     1.38%         1.14%          65%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.03%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                          TB- 5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertible Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     23.66%

The highest and lowest quarterly returns reflected in the bar chart are:

Highest:  11.64%  Quarter  06/30/2003
Lowest:    1.39%  Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                    23.66%        8.90%
Service Class                      N/A        16.69%
Merrill Lynch All U.S.
  Convertible Index              27.15%       11.02%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million and 0.70% of assets over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.32         $0.31           $ 1.89         $ 2.20
                 12/31/2002     10.00          0.17            (0.85)         (0.68)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.86         $0.18           $ 1.46         $ 1.64
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.51
                        --         --            --          9.32
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --        $11.50
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      23.66 %      $380,387      0.84%     0.84%         2.88%          139%
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      16.69 %      $    883      1.09%     1.09%         2.41%          139%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                   TCS- 4 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                      7.19%
1995                                     52.84%
1996                                     27.36%
1997                                     46.50%
1998                                     43.28%
1999                                     37.79%
2000                                     (9.69)%
2001                                    (17.63)%
2002                                    (22.24)%
2003                                     31.22%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
-------------------------------------------------------------------
Service Class       $  --       $   --       $   --        $17.99
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 2000 Index and the Russell 2500 Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2002                                    (14.31)%
2003                                     31.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter  06/30/2003
Lowest:   (16.80)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2001)
                                 ------   ---------------
Initial Class                    31.21%         9.00%
Service Class                      N/A        27.05%
Russell 2500 Growth Index        46.31%         0.09%
Russell 2000 Index**             47.25%         6.75%

 * Service Class shares commenced operations May 1, 2003.

** This Index served as the Index for the portfolio prior to May 1, 2004.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.82%      0.82%
Rule 12b-1 fees                              N/A       0.23%
Other expenses                              0.06%      0.06%
                                               --------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                               --------------
NET OPERATING EXPENSES                      0.88%      1.13%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100M; 0.80% of assets over $100M up to $500M; and 0.75% over $500M.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.58        $(0.02)          $ 3.01         $ 2.99
                 12/31/2002     11.18         (0.05)           (1.55)         (1.60)
                 12/31/2001     10.00         (0.01)            1.19           1.18
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.87        $(0.02)          $ 2.69         $ 2.67
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $  --       $  --         $  --        $12.57
                       --          --            --          9.58
                       --          --            --         11.18
-------------------------------------------------------------------
Service Class       $  --       $  --         $  --        $12.54
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.21%      $242,433      0.90%     0.90%        (0.16)%         23%
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.05%      $    619      1.15%     1.15%        (0.22)%         23%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%
2003                                                                             0.81%

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
-------------------------------------------------------------------
Service Class       $   --      $  --        $   --         $1.00
-------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value

[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The portfolio generally will invest at least 80% of its net assets in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MANAGEMENT RISK

Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

                                      ATSF
                   TSMCV- 1 Transamerica Small/Mid Cap Value

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results. TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1994                                     (1.79)%
1995                                     14.05%
1996                                     25.63%
1997                                     25.56%
1998                                     (2.18)%
1999                                     29.39%
2000                                     11.02%
2001                                     28.79%
2002                                    (39.46)%
2003                                     90.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/2001
Lowest:   (33.09)% Quarter   09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 4, 1993)
                       ------   -------   ---------------
Initial Class          90.83%    16.41%        14.23%
Service Class*           N/A       N/A           N/A
Russell 2000 Index     47.25%     7.13%        10.49%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the performance set forth prior to that date is attributable to that firm.
 * This portfolio was closed to new investors when Service Class shares were introduced.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A%      0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

                                      ATSF
                   TSMCV- 2 Transamerica Small/Mid Cap Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.775% over $500 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.

                                      ATSF
                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)
                 -----------------------------------------------------------------------------------------------------------
                                        INVESTMENT OPERATIONS                          DISTRIBUTIONS
                 NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
     FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
      PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
      ENDED      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    OF YEAR
----------------------------------------------------------------------------------------------------------------------------
    12/31/2003    $ 7.63        $(0.05)          $ 6.98        $  6.93       $  --       $   --       $   --        $14.56
    12/31/2002     15.72         (0.05)           (6.24)         (6.29)         --        (1.80)       (1.80)         7.63
    12/31/2001     15.62         (0.03)            4.66           4.63          --        (4.53)       (4.53)        15.72
    12/31/2000     16.51         (0.03)            1.87           1.84          --        (2.73)       (2.73)        15.62
    12/31/1999     14.14         (0.04)            4.00           3.96          --        (1.59)       (1.59)        16.51
----------------------------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                              RATIO OF EXPENSES
                                NET ASSETS,      TO AVERAGE       NET INVESTMENT
     FOR THE                      END OF        NET ASSETS(C)     INCOME (LOSS)    PORTFOLIO
      PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
      ENDED      RETURN(B)(F)     (000'S)     NET(C)   TOTAL(D)   NET ASSETS(E)     RATE(F)
--------------------------------------------------------------------------------------------
    12/31/2003       90.83 %     $360,057      0.84%     0.84%        (0.49)%         140%
    12/31/2002      (39.46)       224,359      0.88      1.19         (0.45)          133
    12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
    12/31/2000       11.02        213,086      0.91      1.26         (0.23)          192
    12/31/1999       29.39        187,803      0.90      1.22         (0.28)          216
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(e) Annualized.

(f) Not annualized for periods of less than one year.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers U.S. Government Securities Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
(PERFORMANCE GRAPH)

1995                                                                             15.64%
1996                                                                              1.81%
1997                                                                              9.15%
1998                                                                              7.38%
1999                                                                             -0.87%
2000                                                                             10.16%
2001                                                                               5.1%
2002                                                                              5.81%
2003                                                                              2.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/1995
Lowest:   (2.63)% Quarter  03/31/1996

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Initial Class                  2.95%    4.57%      5.78%
Service Class                   N/A      N/A       0.68%
Lehman Brothers U.S.
  Government Securities
  Index                        2.36%    6.26%      7.38%
Lehman Brothers Aggregate
  Bond Index                   4.10%    6.62%      7.60%

 *  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                             ---------------
TOTAL                                       0.69%      0.94%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.69%      0.94%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $70      $221      $384      $  859
Service Class                    $96      $300      $520      $1,155
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.65% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.32         $0.36           $(0.01)       $  0.35
                 12/31/2002     11.89          0.42             0.26           0.68
                 12/31/2001     11.88          0.36             0.23           0.59
                 12/31/2000     11.53          0.74             0.36           1.10
                 12/31/1999     12.32          0.62            (0.73)         (0.11)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.58          0.38            (0.29)          0.09
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.25)     $   --       $(0.25)       $12.42
                     (0.25)         --        (0.25)        12.32
                     (0.58)         --        (0.58)        11.89
                     (0.75)         --        (0.75)        11.88
                     (0.46)      (0.22)       (0.68)        11.53
-------------------------------------------------------------------
Service Class        (0.03)         --        (0.03)        12.64
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       2.95 %      $275,208      0.69%     0.69%         2.89%           124%
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
                 12/31/2000      10.16          75,182      0.74      0.76          5.38          1,109
                 12/31/1999      (0.87)         83,777      0.73      0.77          5.52            596
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up/top-down" screening process to identify stocks that are statistically undervalued and fit our macro-investment thesis. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Value), a widely recognized unmanaged index of market performance. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1995                                     20.09%
1996                                     14.42%
1997                                     16.59%
1998                                      8.33%
1999                                     (5.64)%
2000                                     17.55%
2001                                      2.16%
2002                                    (13.82)%
2003                                     20.16%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%  Quarter  06/30/2003
Lowest:   (12.82)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
                       ------    -------   -----------------
Initial Class           20.16%     3.25%           8.23%
Service Class             N/A        N/A          15.40%
Russell 1000 Value
  Index                 30.03%     3.56%          13.53%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  4.31%     6.65%           7.62%

* Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) ) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.66         $0.30           $ 1.81         $ 2.11
                 12/31/2002     13.29          0.33            (2.20)         (1.87)
                 12/31/2001     13.19          0.36            (0.07)          0.29
                 12/31/2000     12.13          0.43             1.68           2.11
                 12/31/1999     13.35          0.39            (1.14)         (0.75)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     11.08          0.18             1.52           1.70
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $(0.36)    $    --       $(0.36)       $12.41
                     (0.28)      (0.48)       (0.76)        10.66
                     (0.19)         --        (0.19)        13.29
                     (0.55)      (0.50)       (1.05)        13.19
                     (0.41)      (0.06)       (0.47)        12.13
-------------------------------------------------------------------
Service Class        (0.04)         --        (0.04)        12.74
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       20.16 %     $249,184      0.82%     0.82%         2.68%           53%
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
                 12/31/2000       17.55        215,675      0.87      0.87          3.42            20
                 12/31/1999       (5.64)       261,707      0.87      0.87          2.99            89
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                                     (7.36)%
1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
-------------------------------------------------------------------
Service Class       $   --     $    --       $    --       $16.63
-------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                            -28.20
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS ()
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1994                    -7.36
1995                    46.79
1996                    18.88
1997                    21.45
1998                    37.33
1999                   105.16
2000                   -11.92
2001                   -33.23
2002                   -33.06
2003                    28.15

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTION ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(AEGON TRANSAMERICA LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 35% of assets in equities and 55% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

AFTA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates; the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                    22.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    10.24%  Quarter  06/30/2003
Lowest:     (0.11)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     22.91%         6.88%
Service Class                       N/A         17.00%
Lehman Brothers Aggregate Bond
  Index                            4.10%         7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expensesthat are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.03%      0.03%
                                   ------------------
TOTAL                                0.13%      0.38%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.13%      0.38%
-----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $13      $ 42      $ 73       $167
Service Class                   $39      $122      $213       $480
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.51% to 1.27%.

These expense ratios are estimates only, and may vary.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 9.09         $0.04           $ 2.04         $ 2.08
                 12/31/2002     10.00          0.06            (0.97)         (0.91)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.53         $  --           $ 1.62         $ 1.62
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $11.16
                        --         --            --          9.09
----------------
Service Class       $   --      $  --        $   --        $11.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.91%      $453,710      0.13%     0.13%         0.45%          24%
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.00%      $ 15,030      0.38%     0.38%         0.03%          24%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios which invest primarily in equities.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder is underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases in interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

[GRAPH]

2003                    30.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter  06/30/2003
Lowest:    (3.55)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                SINCE INCEPTION
                                       1 YEAR    (MAY 1, 2002)
                                       ------   ---------------
Initial Class                          30.80%        4.06%
Service Class                             N/A       26.12%
Wilshire 5000 Total Market Index       29.44%        3.23%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.03%
                                          ------------------
TOTAL                                       0.14%      0.38%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.38%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                     14        45        79        179
Service Class                     40       125       219        493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION]
UNDERLYING FUND EXPENSES
---------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolio. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.01%                                             1.26%
-------------------------------------------------------

The range is generally expected to vary within a range of 0.92% to 1.28%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.17         $0.02           $ 2.49         $ 2.51
                 12/31/2002     10.00          0.08            (1.91)         (1.83)
                 --------------------------------------------------------------------
                 ----------    ------         -----           ------         ------
Service Class    12/31/2003    $ 8.46         $  --           $ 2.21         $ 2.21
                 --------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.67
                        --         --            --          8.17
                 -------------------------------------------------------------------------------------------------------------
                    ------      -----        ------        ------
Service Class       $   --      $  --        $   --        $10.67
                 --------------------------------------------------------------------   --------------------------------------------
-----

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       30.80 %     $501,532      0.14%     0.14%         0.18%          18%
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
                 ----------------------------------------------------------------------------------------
Service Class    12/31/2003       26.12 %     $ 14,893      0.38%     0.38%         0.03%          18%
                 ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing its assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities, 40% of assets in bonds, and 10% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities and short-term commercial paper.

ATFA will not try to pinpoint the precise moment when a major reallocation should be made. Instead, ATFA makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors.

These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                                     24.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter  06/30/2003
Lowest:    (1.02)% Quarter  03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  24.87%          5.89%
Service Class                    N/A          19.22%
Wilshire 5000 Total Market
  Index                        29.44%          3.23%
Lehman Brothers Aggregate
  Bond Index                    4.10%          7.30%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                                INITIAL    SERVICE
--------------------------------------------------
Management fees                   0.10%      0.10%
Rule 12b-1 fees                    N/A       0.25%
Other expenses                    0.02%      0.02%
                                ------------------
TOTAL                             0.12%      0.37%
Expense reduction(b)              0.00%      0.00%
                                ------------------
NET OPERATING EXPENSES            0.12%      0.37%
--------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $12      $ 39      $ 68      $154
Service Class                      $38      $119      $208      $468
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.20%
-------------------------------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.81         $0.04           $ 2.15         $ 2.19
                 12/31/2002     10.00          0.06            (1.25)         (1.19)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 9.21         $0.01           $ 1.76         $ 1.77
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.99
                        --         --            --          8.81
----------------
Service Class       $   --      $  --        $   --        $10.98
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.87 %    $1,169,496     0.12%     0.12%         0.39%          16%
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       19.22 %    $   28,018     0.37%     0.37%         0.13%          16%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(AEGON TRANSAMERICA LOGO) Asset Allocation -- Moderate Growth Portfolio (BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in government securities, and short-term commercial paper.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in underlying ATSF portfolios.

(STOPLITE ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally.

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value

 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                    27.17%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter    06/30/2003
Lowest:     (1.88)% Quarter    03/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     27.17%         4.93%
Service Class                       N/A         22.10%
Wilshire 5000 Total Market
  Index                           29.44%         3.23%

* Service Class shares commenced operations May 1, 2003.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.10%      0.10%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.02%      0.02%
                                   ------------------
TOTAL                                0.12%      0.37%
Expense reduction(b)                 0.00%      0.00%
                                   ------------------
NET OPERATING EXPENSES               0.12%      0.37%
-------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $12      $ 39      $ 68       $154
Service Class                    $38      $119      $208       $468
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and portfolio recommendations for the portfolio.

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios in which the portfolio invests, including a 12b-1 fee of up to 0.15% incurred as a result of the portfolio's investment in Initial Class shares of the underlying ATSF portfolios. Any and all of the ATSF portfolios can be used in the portfolio.

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

     INITIAL CLASS        SERVICE CLASS
---------------------------------------
0.97%                        1.22%
---------------------------------------

The range is generally expected to vary within a range of 0.50% to 1.26%.

These expense ratios are estimates only, and may vary.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 8.52         $0.03           $ 2.28         $ 2.31
                 12/31/2002     10.00          0.08            (1.56)         (1.48)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.87         $0.01           $ 1.95         $ 1.96
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)       $10.82
                        --         --            --          8.52
----------------
Service Class       $   --      $  --        $   --        $10.83
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       27.17 %    $1,166,851     0.12%     0.12%         0.34%          13%
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.10 %    $   40,083     0.37%     0.37%         0.17%          13%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE(1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002                                                                             1.44
2003                                                                             0.81

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
----------------
Service Class       $   --      $  --        $   --         $1.00
----------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2004

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               JGR-1    Janus Growth
                                              MLCV-1    Mercury Large Cap Value
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                               TVB-1    Transamerica Value Balanced
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease. Investors should note that short-term interest rates are at or near historic lows.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans, which could force the portfolio to invest the prepaid amounts at lower interest rates. In addition, rising interest rates can extend the durations and increase the volatility of the portfolio.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/ Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


                              [PERFORMANCE GRAPH]

1994                                     (6.94)%
1995                                     22.99%
1996                                      0.14%
1997                                      9.16%
1998                                      9.32%
1999                                     (2.94)%
2000                                     10.89%
2001                                      8.07%
2002                                      9.97%
2003                                      4.28%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  06/30/1995
Lowest:     (4.90)% Quarter  03/31/1994

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Initial Class                    4.28%     5.93%     6.20%
Service Class                     N/A       N/A      1.78%
Lehman Brothers Aggregate
  Bond Index                     4.10%     6.62%     6.95%
Lehman Brothers U.S.
  Government/Credit Index        4.67%     6.66%     6.98%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.52%      0.77%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.52%      0.77%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $53      $167      $291       $653
Service Class                    $79      $246      $428       $954
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.68         $0.62           $(0.10)        $ 0.52
                 12/31/2002     11.96          0.64             0.54           1.18
                 12/31/2001     11.14          0.63             0.27           0.90
                 12/31/2000     10.61          0.67             0.48           1.15
                 12/31/1999     11.59          0.64            (0.97)         (0.33)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     12.97          0.40            (0.17)          0.23
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.59)     $  --        $(0.59)       $12.61
                     (0.46)        --         (0.46)        12.68
                     (0.08)        --         (0.08)        11.96
                     (0.62)        --         (0.62)        11.14
                     (0.65)        --         (0.65)        10.61
----------------
Service Class        (0.04)        --         (0.04)        13.16
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        4.28%      $264,668      0.52%     0.52%         4.88%          27%
                 12/31/2002        9.97        331,734      0.53      0.53          5.21           49
                 12/31/2001        8.07        255,940      0.55      0.55          5.42           53
                 12/31/2000       10.89        142,027      0.53      0.53          6.06           45
                 12/31/1999       (2.94)       153,885      0.53      0.53          5.67           26
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        1.78          1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY LOGO)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The portfolio managers also consider companies whose growth rates, although still negative, are less negative than in prior periods.

                - Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.

                The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) involve risks relating

                                      ATSF
                     ACI- 1 American Century International
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

 - forward currency contracts for hedging

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE(1)
-------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


[Performance Graph]

1997                                      7.50
1998                                     12.85
1999                                     24.95
2000                                    -14.99
2001                                    -23.44
2002                                    -21.18
2003                                     25.29


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/1999
Lowest:   (19.85)% Quarter  09/30/2002

(1) Prior to May 1, 2002, a different firm managed this portfolio, the performance set forth prior to May 1, 2002 is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
Initial Class           25.29%    (4.29)%        (0.37)%
Service Class            N/A        N/A         27.24%
Morgan Stanley
  Capital
  International-
  Europe, Australasia
  & Far East Index      39.17%     0.26%          3.17%

* Service Class shares commenced operations May 1, 2003.

                                      ATSF
                     ACI- 2 American Century International

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.93%      0.93%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                          ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $116     $362     $  628     $1,386
Service Class                   $142     $440     $  761     $1,669
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.93% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 6.01        $ 0.04           $ 1.48         $ 1.52
                 12/31/2002      7.65          0.01            (1.63)         (1.62)
                 12/31/2001     10.34          0.07            (2.45)         (2.38)
                 12/31/2000     14.28          0.04            (2.15)         (2.11)
                 12/31/1999     12.07          0.04             2.90           2.94
-------------------------------------------------------------------------------------
Service Class    12/31/2003      5.91         (0.02)            1.63           1.61
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $ 7.53
                     (0.02)         --        (0.02)         6.01
                     (0.28)      (0.03)       (0.31)         7.65
                     (0.19)      (1.64)       (1.83)        10.34
                     (0.05)      (0.68)       (0.73)        14.28
----------------
Service Class           --          --           --          7.52
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       25.29 %     $303,527      1.14%     1.14%         0.58 %         219%
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
                 12/31/2000      (14.99)        36,651      1.30      1.66          0.29           112
                 12/31/1999       24.95         33,579      1.50      1.84          0.31           100
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Fund's share classes are as follows:
     Initial Class-January 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003 the Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14%.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     ACI- 4 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis.

                                      ATSF
                        FGI- 1 Federated Growth & Income

Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.

To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in market conditions and other factors, including:

 - fluctuations in market value

 - changes in interest rates, the value of a bond generally decreases as interest rates rise. Investors should note that short-term interest rates are at or near historic lows.

 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                        FGI- 3 Federated Growth & Income

(GRAPH ICON)
PAST PERFORMANCE(1)
---------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 3000 Value Index and the Russell Mid Cap Value, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN (per calendar year)(1)

                              [PERFORMANCE GRAPH]

1995                                25.25%
1996                                11.64%
1997                                24.65%
1998                                 3.05%
1999                                (4.45)%
2000                                29.16%
2001                                15.70%
2002                                 0.96%
2003                                26.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/1999
Lowest:   (7.99)% Quarter  03/31/1999

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   (MARCH 1, 1994)
                         ------   -------   ---------------
Initial Class            26.84%    12.83%         12.31%
Service Class              N/A       N/A          20.79%
Russell 3000 Value
  Index                  31.14%     4.16%         12.00%
Russell Mid Cap Value    38.07%     8.73%         13.15%

(1) Prior to January 1, 2004, the portfolio employed a different investment style.
 * Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 5 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $14.35         $0.48           $ 3.24         $ 3.72
                 12/31/2002     15.28          0.62            (0.48)          0.14
                 12/31/2001     13.43          0.64             1.46           2.10
                 12/31/2000     10.91          0.51             2.65           3.16
                 12/31/1999     12.28          0.48            (1.00)         (0.52)
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $15.04         $0.17           $ 2.88         $ 3.05
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.49)     $(0.49)      $(0.98)       $17.09
                     (0.35)      (0.72)       (1.07)        14.35
                     (0.25)         --        (0.25)        15.28
                     (0.63)      (0.01)       (0.64)        13.43
                     (0.75)      (0.10)       (0.85)        10.91
----------------
Service Class       $(0.03)     $(0.49)      $(0.52)       $17.57
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003      26.84 %      $453,361      0.81%     0.81%         3.14%          128%
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
                 12/31/2000      29.16         122,886      0.86      0.86          4.31           147
                 12/31/1999      (4.45)         76,280      0.89      0.89          4.01           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003      20.79 %      $  2,807      1.08%     1.08%         1.55%          128%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        FGI- 6 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 Composite Stock Price Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                 71.10%
2000                                                (17.55)%
2001                                                (22.84)%
2002                                                (26.02)%
2003                                                 22.72

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.74%  Quarter  06/30/2003
Lowest:    (16.25)% Quarter  06/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                    24.67%        (0.33)%
Service Class                      N/A         17.25%
S&P 500 Composite Stock Price
  Index                          28.67%        (5.59)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.80%      1.10%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million and 0.75% of assets over $250 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.
                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $ 7.88         $0.06           $ 1.88         $ 1.94
                 12/31/2002      9.96          0.05            (2.11)         (2.06)
                 12/31/2001     11.38          0.04            (1.43)         (1.39)
                 12/31/2000     10.00          0.04             1.34           1.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $ 8.37         $0.03           $ 1.41         $ 1.44
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.04)     $  --        $(0.04)       $ 9.78
                     (0.02)        --         (0.02)         7.88
                     (0.03)        --         (0.03)         9.96
                        --         --            --         11.38
----------------
Service Class       $   --      $  --        $   --        $ 9.81
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       24.67 %     $229,217      0.85%     0.85%         0.73%          39%
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       17.25 %     $    541      1.12%     1.12%         0.50%          39%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                             -28.2
2002                                                                            -29.92
2003                                                                             31.99

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/1999
Lowest:   (31.92)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             31.99%     (5.50)%     8.77%
Service Class                N/A       N/A      21.43%
S&P 500 Composite
  Stock Price Index       28.67%     (0.57)%    11.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in

                                      ATSF
                              JGR- 2 Janus Growth
expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $22.88        $(0.08)         $  7.40        $  7.32
                 12/31/2002     32.65         (0.09)           (9.68)         (9.77)
                 12/31/2001     47.34         (0.12)          (13.24)        (13.36)
                 12/31/2000     78.00         (0.14)          (21.10)        (21.24)
                 12/31/1999     59.94         (0.04)           34.02          33.98
-------------------------------------------------------------------------------------
Service Class    12/31/2003     24.83         (0.08)            5.40           5.32
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $30.20
                        --          --            --        22.88
                        --       (1.33)        (1.33)       32.65
                     (0.10)      (9.32)        (9.42)       47.34
                     (1.17)     (14.75)       (15.92)       78.00
----------------
Service Class           --          --            --        30.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.99 %    $1,699,707     0.84%     0.84%        (0.30)%         64%
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
                 12/31/1999       59.67       4,141,240     0.82      0.82         (0.05)          71
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.
                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be
appropriate for the
investor who seeks
superior long term
performance with
below average
volatility.

(ML LOGO)   Mercury Large Cap Value

            (formerly PBHG/NWQ Value Select)
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth. In attempting to achieve its objective, the portfolio will seek to achieve superior long-term performance relative to the Russell 1000 Value Index by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. [CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the portfolio that considers such factors as:

- Earnings Momentum to include the direction of earnings estimates

- Earnings Surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depository Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

As a temporary measure for defensive purposes, the portfolio may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may adversely affect the portfolio's ability to meet its investment objective.

                                      ATSF
                        MLCV- 1 Mercury Large Cap Value

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

INTRINSIC VALUE

A portfolio manager looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, the manager does not invest in the stock or, if the portfolio has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, the manager may invest in the company or, if the portfolio has already invested in the company, attempt to buy more shares.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 1, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)


                              [PERFORMANCE GRAPH]

1997                                     25.04%
1998                                     -4.78%
1999                                      7.95%
2000                                     15.19%
2001                                     -1.81%
2002                                    -14.21%
2003                                     29.78%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter  06/30/2003
Lowest:   (20.67)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
Initial Class          29.78%     6.33%        8.22%
Service Class            N/A       N/A        28.03%
S&P 500 Composite
  Stock Price Index    28.67%    (0.57)%       8.85%

(1) Prior to May 1, 2004, a different firm managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that firm.

 * Service Class shares commenced operations May 1, 2003.

                                      ATSF
                        MLCV- 2 Mercury Large Cap Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                               INITIAL    SERVICE
-------------------------------------------------
Management fees                  0.79%      0.79%
Rule 12b-1 fees                   N/A       0.25%
Other expenses                   0.05%      0.05
                                  ---------------
TOTAL                            0.84%      1.09%
Expense reduction(b)             0.00%      0.00%
                                  ---------------
NET OPERATING EXPENSES           0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Fund Asset Management, L.P., doing business as Mercury Advisors.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.

                                      ATSF
                        MLCV- 3 Mercury Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $11.63         $0.17           $ 3.28         $ 3.45
                 12/31/2002     14.09          0.18            (2.17)         (1.99)
                 12/31/2001     14.37          0.15            (0.41)         (0.26)
                 12/31/2000     12.77          0.15             1.78           1.93
                 12/31/1999     12.12          0.10             0.85           0.95
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $11.77         $0.11           $ 3.19         $ 3.30
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.11)     $   --       $(0.11)       $14.97
                     (0.12)      (0.35)       (0.47)        11.63
                     (0.02)         --        (0.02)        14.09
                     (0.18)      (0.15)       (0.33)        14.37
                     (0.10)      (0.20)       (0.30)        12.77
----------------
Service Class       $(0.01)     $   --       $(0.01)       $15.06
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       29.78 %     $383,372      0.84%     0.84%         1.33%          145%
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
                 12/31/2000       15.19        144,818      0.88      0.88          1.10            46
                 12/31/1999        7.95        137,158      0.90      0.90          0.77            34
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       28.03 %     $    918      1.10%     1.10%         1.19%          145%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class--May 1, 1996
     Service Class--May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        MLCV- 4 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global
[BULLSEYE ICON]                           (formerly Janus Global)
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

             Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

                                      ATSF
                    TGCG- 1 Templeton Great Companies Global

- are organized under the laws of, or with principal offices in, another country

The portfolio's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual portfolio prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The portfolio may invest a portion of its assets in smaller companies.
The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed
                                      ATSF
                    TGCG- 2 Templeton Great Companies Global legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

- prices may not match - substantial losses may result when there is movement in the price of financial contracts

- illiquid markets - the portfolio may not be able to control losses if there is no market for the contracts

- tax consequences - the portfolio may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                71.10%
2000                               -17.55%
2001                               -22.84%
2002                               -26.02%
2003                                22.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter  12/31/1999
Lowest:    (20.75)% Quarter   9/30/2001

                                      ATSF
                    TGCG- 3 Templeton Great Companies Global

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
                               ------   -------   ---------
Initial Class                  22.72%    (0.24)%     9.17%
Service Class                    N/A       N/A      24.52%
Morgan Stanley Capital
  International World Index    33.76%    (0.39)%     7.58%

* Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Great Companies, L.L.C. and Templeton Investment Counsel, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 M of the portfolio's average daily assets; 0.725% of assets over $500 M up to $1.5 B; and 0.70% of assets over $1.5 B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGER GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and
                                      ATSF
                    TGCG- 4 Templeton Great Companies Global intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

                                      ATSF
                    TGCG- 5 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.16        $ 0.11           $ 2.88         $ 2.99
                 12/31/2002     18.32          0.09            (4.82)         (4.73)
                 12/31/2001     23.97          0.10            (5.57)         (5.47)
                 12/31/2000     37.46          0.02            (6.06)         (6.04)
                 12/31/1999     23.71         (0.04)           16.42          16.38
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.97        $(0.04)          $ 3.22         $ 3.18
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --      $   --       $   --        $16.15
                     (0.43)         --        (0.43)        13.16
                     (0.18)         --        (0.18)        18.32
                     (0.90)      (6.55)       (7.45)        23.97
                        --       (2.63)       (2.63)        37.46
----------------
Service Class       $   --      $   --       $   --        $16.15
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       22.72 %    $  634,110     0.94%     0.94%         0.81 %         131%
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
                 12/31/1999       71.10       1,926,210     0.92      0.92         (0.14)           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       24.52 %    $      234     1.19%     1.19%        (0.39)%         131%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                    TGCG- 6 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

                - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

                - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                           TAV- 1 Third Avenue Value
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the S&P 500 Composite Stock Price Index and the Russell 3000 Value Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee ( 12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84
1999                                                                             15.72
2000                                                                             35.47
2001                                                                              6.17
2002                                                                            -11.87
2003                                                                             37.26

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/2000
Lowest:   (20.10)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                          SINCE INCEPTION
                       1 YEAR   5 YEAR   (JANUARY 2, 1998)
                       ------   ------   -----------------
Initial Class           37.26%   15.02%        11.06%
Service Class             N/A      N/A         35.85%
Russell 3000 Value
  Index                 31.14%    4.16%         5.66%
S&P 500 Composite
  Stock Price Index**   28.67%   (0.57)%        3.79%

 * Service Class shares commenced operations May 1, 2003.

** This was the portfolio's benchmark prior to May 1, 2004.

                                      ATSF
                           TAV- 2 Third Avenue Value

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%      0.25%
Other expenses                     0.05%      0.05%
                                    ---------------
TOTAL                              0.85%      1.10%
Expense reduction(b)               0.00%      0.00%
                                    ---------------
NET OPERATING EXPENSES             0.85%      1.10%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND IAN LAPEY serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Mr. Lapey has been employed by Third Avenue since 2001, having previously been an equity research analyst with Credit Suisse First Boston for three years.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $12.39         $0.11           $ 4.50         $ 4.61
                 12/31/2002     14.52          0.06            (1.78)         (1.72)
                 12/31/2001     13.71          0.11             0.73           0.84
                 12/31/2000     10.45          0.20             3.50           3.70
                 12/31/1999      9.29          0.16             1.28           1.44
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $12.50         $0.10           $ 4.38         $ 4.48
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.05)     $(0.02)      $(0.07)       $16.93
                     (0.07)      (0.34)       (0.41)        12.39
                     (0.01)      (0.02)       (0.03)        14.52
                     (0.12)      (0.32)       (0.44)        13.71
                     (0.28)         --        (0.28)        10.45
----------------
Service Class       $   --      $(0.02)      $(0.02)       $16.96
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       37.26 %     $468,411      0.85%     0.85%         0.75%          20%
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
                 12/31/2000       35.47         92,742      0.92      0.92          1.56           24
                 12/31/1999       15.72         19,217      1.00      1.06          1.76           10
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       35.85 %     $  1,098      1.11%     1.11%         0.93%          20%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial class-January 2, 1998
     Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The

                                      ATSF
                           TE- 1 Transamerica Equity
performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              7.19
1995                                                                             52.84
1996                                                                             27.36
1997                                                                             46.50
1998                                                                             43.28
1999                                                                             37.79
2000                                                                             -9.69
2001                                                                            -17.63
2002                                                                            -22.24
2003                                                                             31.22

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/1999
Lowest:   (18.38)% Quarter  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Initial Class                     31.22%     0.90%    16.58%
Service Class                       N/A       N/A     22.55%
S&P 500 Composite Stock Price
  Index                           28.67%    (0.57)%   11.06%

 * Service Class shares commenced May 1, 2003.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.78%      1.03%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

                                      ATSF
                           TE- 2 Transamerica Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $1B and 0.725% of assets over $1B.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.74        $(0.02)          $ 4.31         $ 4.29
                 12/31/2002     17.67         (0.04)           (3.89)         (3.93)
                 12/31/2001     21.78         (0.07)           (3.77)         (3.84)
                 12/31/2000     26.61         (0.14)           (2.23)         (2.37)
                 12/31/1999     19.36         (0.09)            7.40           7.31
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $14.68        $(0.04)          $ 3.35         $ 3.31
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $  --       $   --       $   --        $18.03
                       --           --           --         13.74
                       --        (0.27)       (0.27)        17.67
                       --        (2.46)       (2.46)        21.78
                       --        (0.06)       (0.06)        26.61
----------------
Service Class       $  --       $   --       $   --        $17.99
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       31.22 %     $640,555      0.78%     0.78%        (0.11)%         19%
                 12/31/2002      (22.24)       370,216      0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)       244,735      0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)       254,920      0.85      0.86         (0.60)          38
                 12/31/1999       37.79        238,655      0.85      0.90         (0.49)          29
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       22.55 %     $  1,600      1.05%     1.05%        (0.34)%         19%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's performance has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002                                                                             1.44
2003                                                                             0.81

Highest:  1.62%  Quarter  6/30/2000
Lowest:   0.18%  Quarter  12/31/2003

                                  7 DAY YIELD
                           (As of December 31, 2003)

                             0.68% (Initial Class)
                             0.42% (Service Class)

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/03)

                                                     10 YEARS
                                                     OR SINCE
                                1 YEAR    5 YEARS    INCEPTION
                               --------   --------   ---------
Initial Class                    0.81%      3.39%      4.13%
Service Class                     N/A        N/A       0.30%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.03%      0.03%
                                             ---------------
TOTAL                                       0.38%      0.63%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.38%      0.63%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 0.57%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                        TMM- 2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $39      $122      $213       $480
Service Class                    $64      $202      $351       $786
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

                                      ATSF
                        TMM- 3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003     $1.00         $0.01           $  --          $0.01
                 12/31/2002      1.00          0.01              --           0.01
                 12/31/2001      1.00          0.04              --           0.04
                 12/31/2000      1.00          0.06              --           0.06
                 12/31/1999      1.00          0.05              --           0.05
-------------------------------------------------------------------------------------
Service Class    12/31/2003     $1.00         $  --           $  --          $  --
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.01)     $  --        $(0.01)        $1.00
                     (0.01)        --         (0.01)         1.00
                     (0.04)        --         (0.04)         1.00
                     (0.06)        --         (0.06)         1.00
                     (0.05)        --         (0.05)         1.00
----------------
Service Class       $   --      $  --        $   --         $1.00
----------------

                                                         RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2003       0.81%       $597,512      0.38%     0.38%         0.78%
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
                 12/31/2000       6.15         319,945      0.44      0.44          5.97
                 12/31/1999       4.63         429,811      0.44      0.44          4.81
---------------------------------------------------------------------------------------------
Service Class    12/31/2003       0.30%       $  6,591      0.64%     0.64%         0.44%
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                        TMM- 4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up/top-down" screening process to identify stocks that are statistically undervalued and fit our macro-investment thesis. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Value), a widely recognized unmanaged index of market performance. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

               The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, widely recognized unmanaged indexes of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1995                                     20.09%
1996                                     14.42%
1997                                     16.59%
1998                                      8.33%
1999                                     (5.64)%
2000                                     17.55%
2001                                      2.16%
2002                                     13.82%
2003                                     20.16%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%  Quarter  06/30/2003
Lowest:   (12.82)% Quarter  09/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
                       ------    -------   -----------------
Initial Class           20.16%     3.25%           8.23%
Service Class             N/A        N/A          15.40%
Russell 1000 Value
  Index                 30.03%     3.56%          13.53%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  4.31%     6.65%           7.62%

* Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) ) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand each portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $10.66         $0.30           $ 1.81         $ 2.11
                 12/31/2002     13.29          0.33            (2.20)         (1.87)
                 12/31/2001     13.19          0.36            (0.07)          0.29
                 12/31/2000     12.13          0.43             1.68           2.11
                 12/31/1999     13.35          0.39            (1.14)         (0.75)
-------------------------------------------------------------------------------------
Service Class    12/31/2003     11.08          0.18             1.52           1.70
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $(0.36)    $    --       $(0.36)       $12.41
                     (0.28)      (0.48)       (0.76)        10.66
                     (0.19)         --        (0.19)        13.29
                     (0.55)      (0.50)       (1.05)        13.19
                     (0.41)      (0.06)       (0.47)        12.13
----------------
Service Class        (0.04)         --        (0.04)        12.74
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       20.16 %     $249,184      0.82%     0.82%         2.68%           53%
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
                 12/31/2000       17.55        215,675      0.87      0.87          3.42            20
                 12/31/1999       (5.64)       261,707      0.87      0.87          2.99            89
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)


                              (PERFORMANCE GRAPH)

1994                                     (7.36)%
1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%


The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter  12/31/1999
Lowest:      (25.80)% Quarter  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                                 10 YEARS
                                                 OR SINCE
                              1 YEAR   5 YEARS   INCEPTION
                              ------   -------   ---------
Initial Class                 28.15%    0.69%       10.81%
Service Class                   N/A      N/A        20.25%
S&P 500 Composite Stock
  Price Index                 28.67%   (0.57)%      11.06%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.00%      0.00%
                                             ---------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended 12/31/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/05 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth
    reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

For the fiscal year ended December 31, 2003, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past for five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                              -------------------------------------------------------
                                                     INVESTMENT OPERATIONS
                              NET ASSET   -------------------------------------------
                  FOR THE      VALUE,          NET         NET REALIZED
                   PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                  ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
-------------------------------------------------------------------------------------
Initial Class    12/31/2003    $13.00        $(0.06)          $ 3.72        $  3.66
                 12/31/2002     19.44         (0.04)           (6.39)         (6.43)
                 12/31/2001     29.66          0.01            (9.84)         (9.83)
                 12/31/2000     46.01         (0.13)           (4.55)         (4.68)
                 12/31/1999     26.92         (0.15)           26.83          26.68
-------------------------------------------------------------------------------------
Service Class    12/31/2003    $13.83        $(0.06)          $ 2.86        $  2.80
-------------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)
                  -------------------------------------------------
                              DISTRIBUTIONS
                  -------------------------------------   NET ASSET
                   FROM NET    FROM NET                    VALUE,
                  INVESTMENT   REALIZED       TOTAL          END
                    INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------------
Initial Class       $   --     $    --       $    --       $16.66
                     (0.01)         --         (0.01)       13.00
                     (0.02)      (0.37)        (0.39)       19.44
                     (0.41)     (11.26)       (11.67)       29.66
                     (0.21)      (7.38)        (7.59)       46.01
----------------
Service Class       $   --     $    --       $    --       $16.63
----------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             NET ASSETS,      TO AVERAGE       NET INVESTMENT
                  FOR THE                      END OF        NET ASSETS(F)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(B)    RETURN(C)(G)     (000'S)     NET(D)   TOTAL(E)   NET ASSETS(F)     RATE(G)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003       28.15 %    $  762,732     0.86%     0.86%        (0.39)%         171%
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
                 12/31/1999      105.16       1,916,025     0.87      0.87         (0.44)          118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2003       20.25 %    $      548     1.12%     1.12%        (0.61)%         171%
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary or appropriate. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be

                   2 Additional Information -- All Portfolios able to meet its investment objective under those conditions.

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

                   3 Additional Information -- All Portfolios

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. If a portfolio's investments trade in markets on days during which the exchange is closed, the portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at closing market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern Time). If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h)

                   4 Additional Information -- All Portfolios requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2005. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into mutual funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUND'S BOARD OF DIRECTORS HAS APPROVED POLICIES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements, or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or financial intermediaries, which cannot necessarily be assured.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                                             SAI

                                                              AEGON/TRANSAMERICA
                                                               SERIES FUND, INC.


                                                                     May 1, 2004


                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the portfolios that you are invested in of AEGON/Transamerica Series Fund, Inc. (the "Fund").

                               INVESTMENT ADVISER:
                               AEGON/TRANSAMERICA
                               FUND ADVISERS, INC.


THE DATE OF THE PROSPECTUS TO WHICH THIS STATEMENT OF ADDITIONAL INFORMATION RELATES IS MAY 1, 2004 AND THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2004.

TABLE OF CONTENTS

AEGON/TRANSAMERICA SERIES FUND, INC.

Information about each portfolio you should know before investing

(PLEASE NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

FUND HISTORY

INVESTMENT OBJECTIVES


          INDIVIDUAL PORTFOLIO INFORMATION
    AB-1  AEGON Bond
   ACI-1  American Century International
 ACLCV-1  American Century Large Company Value (formerly American Century Income & Growth)
  AACP-1  Asset Allocation - Conservative Portfolio
 AAGRP-1  Asset Allocation - Growth Portfolio
AAMODP-1  Asset Allocation - Moderate Portfolio
 AAMGP-1  Asset Allocation - Moderate Growth Portfolio
   CGG-1  Capital Guardian Global
 CGUSE-1  Capital Guardian U.S. Equity
   CGV-1  Capital Guardian Value
  CRES-1  Clarion Real Estate Securities
   FGI-1  Federated Growth & Income
   GCA-1  Great Companies -- AmericaSM
   GCT-1  Great Companies -- TechnologySM
   JGR-1  Janus Growth
  JNGR-1  Jennison Growth
 JPMEI-1  J.P. Morgan Enhanced Index
JPMMCV-1  J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap)
 MARGR-1  Marsico Growth
  MLCV-1  Mercury Large Cap Value
 MFSHY-1  MFS High Yield
    MN-1  Munder Net50
 PIMCO-1  PIMCO Total Return
   SAC-1  Salomon All Cap
 SELAG-1  Select+ Aggressive
SELCON-1  Select+ Conservative
SELGRI-1  Select+ Growth & Income
 TRPEI-1  T. Rowe Price Equity Income
 TRPGS-1  T. Rowe Price Growth Stock
 TRPSC-1  T. Rowe Price Small Cap
  TGCG-1  Templeton Great Companies Global (formerly Janus Global)
   TAV-1  Third Avenue Value
    TB-1  Transamerica Balanced (formerly Janus Balanced)
   TCS-1  Transamerica Convertible Securities
    TE-1  Transamerica Equity
   TGO-1  Transamerica Growth Opportunities
   TMM-1  Transamerica Money Market
 TSMCV-1  Transamerica Small/Mid Cap Value (formerly Dreyfus Small Cap Value)
 TUSGS-1  Transamerica U.S. Government Securities
   TVB-1  Transamerica Value Balanced
 VKAIA-1  Van Kampen Active International Allocation
  VKEG-1  Van Kampen Emerging Growth
 VKLCC-1  Van Kampen Large Cap Core (formerly Van Kampen Asset Allocation)


                                      TOC-1

ADDITIONAL INFORMATION -- ALL PORTFOLIOS



A-1   Lending
A-1   Borrowing
A-2   Short Sales
A-2   Foreign Securities
A-3   Foreign Bank Obligations
A-3   Forward Foreign Currency Contracts
A-4   When-issued, Delayed Settlement and Forward Delivery Securities
A-4   Repurchase and Reverse Repurchase Agreements
A-5   Temporary Defensive Position
A-5   U.S. Government Securities
A-5   Non-Investment Grade Debt Securities
A-6   Convertible Securities
A-6   Investments in Futures, Options and Other Derivative Instruments
A-16  Zero Coupon, Pay-in-Kind and Step Coupon Securities
A-16  Warrants and Rights
A-17  Mortgage-Backed Securities
A-17  Asset-Backed Securities
A-17  Pass-Through Securities
A-18  Other Income Producing Securities
A-18  Illiquid and Restricted/144A Securities
A-19  Other Investment Companies
A-19  Bank and Thrift Obligations
A-20  Investments in the Real Estate Industry and Real Estate Investment Trusts
      ("REITS")
A-20  Variable Rate Master Demand Notes
A-20  Debt Securities and Fixed-Income Investing
A-21  High Yield/High-Risk Securities
A-22  Trade Claims
A-22  Brady Bonds
A-22  Collateralized Mortgage Obligations
A-23  Collateralized Debt Obligations
A-23  Dollar Roll Transactions
A-24  Exchange Traded Funds ("ETFs")
A-24  Hybrid Instruments
A-24  Indexed Securities
A-24  Interest Rate Transactions
A-25  Municipal Fixed-Income Securities
A-25  Non-Mortgage Asset Backed Securities
A-26  Passive Foreign Investment Companies
A-26  Preferred Stocks
A-26  Stripped Mortgage-Backed Securities
A-27  Loan Participations
A-28  Credit Default Swaps
A-28  Event-Linked Bonds



MANAGEMENT OF THE FUND



A-28  Directors and Officers
A-32  Code of Ethics
A-32  Proxy Voting Policies and Procedures
A-33  The Investment Adviser
A-35  The Sub-Advisers
A-35  Personal Securities Transactions
A-35  Administrative and Transfer Agency Services


                                      TOC-2

PORTFOLIO TRANSACTIONS AND BROKERAGE



A-36  Portfolio Turnover
A-36  Placement of Portfolio Brokerage
A-37  Directed Brokerage



PURCHASE AND REDEMPTION OF SHARES



A-37  Determination of Offering Price
A-38  Net Asset Valuation



CALCULATION OF PERFORMANCE RELATED INFORMATION



A-38  Performance Information
A-38  Total Return
A-38  Yield Quotations



OTHER INFORMATION



A-39  Taxes
A-40  Capital Stock Of The Fund
A-40  Registration Statement
A-41  Financial Statements
A-41  Independent Certified Public Accountants
A-41  Custodian
      Appendix A -- Description of Portfolio Securities
      Appendix B -- Brief Explanation of Rating Categories
      Appendix C -- Investment Adviser and Sub-Advisers' Proxy Voting Policies
                    And Procedures


                                      TOC-3

INVESTOR INFORMATION

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.

The Fund is intended to be sold to the separate accounts of life companies to fund benefits under variable life insurance policies or variable annuity contracts issued by Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica Life"), Western Reserve Life Assurance Co. of Ohio ("WRL") Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Occidental Life Insurance Company ("Transamerica") and Transamerica Life Insurance and Annuity Company ("TALIAC") (the "Life Companies"). As such, TFLIC, Transamerica Life, WRL, Peoples, Transamerica and TALIAC are the only shareholders of the investment funds offered by ATSF. If a Life Company offers a portfolio of ATSF in its respective products, and you own a variable life insurance policy or a variable annuity contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.

Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity separate accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of common stock for each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the separate accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the separate accounts, including Fund shares which are not attributable to policyowners, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the separate accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund does not hold regular or special policyowner meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

INVESTMENT OBJECTIVE

The investment objective of each portfolio of the Fund is described in the portfolio's prospectus. Shares of the portfolios are sold only to the separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "separate accounts") to fund the benefits under certain variable life insurance policies (the "policies") and variable annuity contracts (the "annuity contracts").

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the policies or annuity contracts (collectively, "policyowners"). A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those, which a policyowner deemed appropriate at the time of investment.

As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

AEGON BOND

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities).

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                                 AB-1 AEGON Bond

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. AEGON Bond paid $13,646 for the fiscal year ended December 31, 2003.


ADVISORY FEES


AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002              2001
   ----              ----              ----
$1,465,683        $1,234,185         $884,501



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002              2001
 ----              ----              ----
$26,334           $33,944          $26,903


                                      ATSF
                                 AB-2 AEGON Bond

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.70%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003             2002             2001
----             ----             ----
$-0-             $-0-             $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets. To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
      ----------------------
2003            2002           2001
----            ----           ----
$-0-            $-0-           $-0-



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003         %        2002         %         2001         %
----         -        ----         -         ----         -
$-0-        -0-       $-0-        -0-        $-0-        -0-



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



2003            2002            2001
----            ----            ----
27%              49%             53%


THE SUB-ADVISER

BANC ONE INVESTMENT ADVISORS CORPORATION ("BANC ONE"), 1111 Polaris Parkway, Suite 2B, Columbus, OH 43240, serves as sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002. The Agreement continues in effect year to year if approved annually.

PORTFOLIO MANAGERS

The portfolio is managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the portfolio. Each team member makes recommendations about securities to be purchased and sold in the portfolio. The research analysts provide individual security and sector recommendations regarding their area of focus while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the portfolio.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

                                      ATSF
                                 AB-3 AEGON Bond

0.20% of the portfolio's average daily net assets, less 50% of the amount of excess expenses paid by the investment adviser pursuant to any expense limitation

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$651,414           $548,527          $394,663


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                                 AB-4 AEGON Bond

AMERICAN CENTURY INTERNATIONAL

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                      ACI-1 American Century International

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. American Century International paid $7,210 for the fiscal year ended December 31, 2003.

ADVISORY FEES


AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003                 2002              2001
   ----                 ----              ----
$2,095,135            $524,463          $338,712



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003                 2002              2001
 ----                 ----              ----
$26,334             $33,944            $10,517



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. The investment adviser paid the following amounts for the last three fiscal years:



2003                 2002              2001
----                 ----              ----
$-0-               $157,648          $146,246


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

                                      ATSF
                      ACI-2 American Century International

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the past three years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
   2003           2002(1)           2001
   ----           -------           ----
$1,384,396        $544,579        $100,374



                AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
                     ----------------------
  2003          %       2002          %        2001         %
  ----          -       ----          -        ----         -
$55,009       3.97%    $16,942      3.11%      $-0-        -0-%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through J.P. Morgan Chase & Co. for the year ended December 31, 2002 was 2.31%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003            2002           2001
----            ----           ----
219%            261%           154%


THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to American Century International. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated March 1, 2002, between ATFA and American Century. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

American Century uses a team of portfolio managers to manage American Century International.

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, joined American Century in 1993 and serves as an investment team member for other American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997. Prior to joining American Century, Mr. Kopinski was a Vice President and portfolio manager at Federated Investors, Inc.


KEITH CREVELING, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999 as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from July 1995 to September 1996.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

                                      ATSF
                      ACI-3 American Century International

    0.60% of the first $50 million of average daily net assets; 0.55% of average daily net assets over $50 million up to $150 million; 0.50% of average daily net assets over $150 million up to $500 million; and 0.45% of average daily net assets in excess of $500 million(1).



(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.


SUB-ADVISORY FEES


The sub-adviser was paid the following amounts for its services for the last three fiscal years:



   2003                  2002               2001
   ----                  ----               ----
$1,197,791             $306,461           $170,357


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                      ACI-4 American Century International

AMERICAN CENTURY LARGE COMPANY VALUE (FORMERLY AMERICAN CENTURY INCOME & GROWTH)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

                                      ATSF
                  ACLCV-1 American Century Large Company Value

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO (NOTE: Information included is for American Century Income & Growth, as that portfolio was restructured as American Century Large Company Value on May 1, 2004.)


DIRECTORS' FEES



Every portfolio pays a share of the fees and expenses for the Fund's Board of Directors. American Century Large Company Value paid $1,675 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("AFTA") serves as investment adviser to this portfolio.



ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2003               2002             2001
  ----               ----             ----
$421,750           $177,653          $13,803



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003               2002             2001
  ----               ----             ----
$22,316            $30,412            $99



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf to the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. ATFA paid the following amounts for the last three fiscal years:



2003               2002             2001
----               ----             ----
$-0-             $27,850           $69,752


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge is securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
            ----------------------
  2003              2002(1)              2001
  ----              -------              ----
$143,250            $62,192             $2,593



                      AFFILIATED BROKERAGE COMMISSIONS
                           YEAR ENDED DECEMBER 31
                           ----------------------
2003            %          2002          %         2001          %
----            -          ----          -         ----          -
 $4            -0-%        $59         0.10%        $5         0.19%


                                      ATSF
                  ACLCV-2 American Century Large Company Value

 (1)The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through J.P. Morgan Chase & Co. for the year ended December 31, 2002 was less than 1.00%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002              2001
----               ----              ----
62%                94%                47%


THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to American Century Income & Growth. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001 between ATFA and American Century. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

American Century uses a team of portfolio managers to manage American Century Large Company Value.


MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, is a member of the team that manages the portfolio since its inception. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University.



CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio since its inception. He joined American Century in December 1998. Before joining American Century, he spent 15 years at Federated Investors most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.



BRENDAN HEALY, Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA as an Equity Analyst.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:


    0.50% of the first $100 million; 0.45% over $100 million up to $250 million; and 0.40% in excess of $250 million(1)


(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003                 2002              2001
  ----                 ----              ----
$234,306             $98,696            $7,669


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                  ACLCV-3 American Century Large Company Value

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                AACP-1 Asset Allocation - Conservative Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Conservative Portfolio paid $12,364 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus.



The portfolio paid the following amounts for the last three fiscal years:



  2003                2002              2001
  ----                ----              ----
$367,623            $43,870             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amount for the last three fiscal years:



 2003                2002              2001
 ----                ----              ----
$22,316            $17,661             N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003                2002              2001
----                ----              ----
$-0-                $-0-              N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
         ----------------------
2003               2002              2001
----               ----              ----
$-0-               $-0-              N/A


                                      ATSF
                AACP-2 Asset Allocation - Conservative Portfolio

                   AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
                       ----------------------
2003           %            2002         %          2001            %
----           -            ----         -          ----            -
$-0-          -0-%          $-0-        -0-%         N/A           N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003                2002              2001
----                ----              ----
 24%                28%               N/A


PORTFOLIO MANAGERS

The portfolio is managed by an ATFA investment team.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                AACP-3 Asset Allocation - Conservative Portfolio

ASSET ALLOCATION - GROWTH PORTFOLIO

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                   AAGRP-1 Asset Allocation - Growth Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Growth Portfolio paid $10,534 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:



  2003                2002              2001
  ----                ----              ----
$330,661            $37,160             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



 2003                2002              2001
 ----                ----              ----
$22,316            $17,661             N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. ATFA paid the following amounts for the last three fiscal years:



2003                2002              2001
----                ----              ----
$-0-                $-0-              N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATSF
                   AAGRP-2 Asset Allocation - Growth Portfolio

          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
2003               2002               2001
----               ----               ----
$-0-               $-0-                N/A



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
                          ----------------------
2003            %            2002            %           2001           %
----            -            ----            -           ----           -
$-0-           -0-%          $-0-          -0-%          N/A           N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003                2002              2001              2000
----                ----              ----              ----
 18%                20%               N/A                N/A


PORTFOLIO MANAGERS

An ATFA investment team serves as manager for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                   AAGRP-3 Asset Allocation - Growth Portfolio

ASSET ALLOCATION - MODERATE PORTFOLIO

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                 AAMODP-1 Asset Allocation - Moderate Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Moderate Portfolio paid $28,389 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2003                2002              2001
  ----                ----              ----
$865,559            $90,618             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amount for the last three fiscal years:



 2003                2002              2001
 ----                ----              ----
$22,316            $17,661             N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:



2003                2001              2001
----                ----              ----
$-0-                $-0-              N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
       ----------------------
2003             2002            2001
----             ----            ----
$-0-             $-0-             N/A


                                      ATSF
                 AAMODP-2 Asset Allocation - Moderate Portfolio

               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003          %           2002         %         2001          %
----          -           ----         -         ----          -
$-0-         -0-%         $-0-        -0-%        N/A         N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003                2002              2001
----                ----              ----
 16%                21%               N/A


PORTFOLIO MANAGERS

An ATFA investment team provides advisory services for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                 AAMODP-3 Asset Allocation - Moderate Portfolio

ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
              AAMGP-1 Asset Allocation - Moderate Growth Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Moderate Growth Portfolio paid $26,666 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2003                2002              2001
  ----                ----              ----
$821,288            $89,655             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



 2003                2002              2001
 ----                ----              ----
$22,316            $17,661             N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:



2003                2002              2001
----                ----              ----
$-0-                $-0-              N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
         ----------------------
2003               2002              2001
----               ----              ----
$-0-               $-0-               N/A


                                      ATSF
              AAMGP-2 Asset Allocation - Moderate Growth Portfolio

                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
                      ----------------------
2003          %           2002         %          2001           %
----          -           ----         -          ----           -
$-0-         -0-%         $-0-        -0-%        N/A           N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003                2002              2001
----                ----              ----
 13%                23%               N/A


PORTFOLIO MANAGERS

An ATFA investment team provides advisory services for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
              AAMGP-3 Asset Allocation - Moderate Growth Portfolio

CAPITAL GUARDIAN GLOBAL

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                          CGG-1 Capital Guardian Global

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Capital Guardian Global paid $6,697 for the fiscal period ended December 31, 2003.


ADVISORY FEES


AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$2,035,239         $721,721      $454,730



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three years:



  2003              2002             2001
  ----              ----             ----
$22,562           $35,610           $44,832



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, at least until April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.32%. The expenses paid for the last three fiscal years were as follows:



2003                2002              2001
----                ----              ----
$-0-                N/a               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
  2003              2002            2001
  ----              ----            ----
$261,886          $231,466         $54,563


                                      ATSF
                          CGG-2 Capital Guardian Global

                AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
                     ----------------------
2003            %          2002         %          2001         %
----            -          ----         -          ----         -
$-0-           -0-%        $-0-        -0-%        $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002            2001
----              ----            ----
 20%               33%             45%


THE SUB-ADVISER


CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $146 billion in investments as of December 31, 2003.


Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGERS

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

    0.65% of assets up to $150 million; 0.55% over $150 million up to $300 million; 0.45% over $300 million up to $500 million; and 0.40% in excess of $500 million


SUB-ADVISORY FEES



The sub-adviser was paid fees in the following amounts for the last three fiscal years:



   2003              2002           2001
   ----              ----           ----
$1,225,968         $446,781       $281,237


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                          CGG-3 Capital Guardian Global

CAPITAL GUARDIAN U.S. EQUITY

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                      CGUSE-1 Capital Guardian U.S. Equity

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian's U.S. Equity Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Capital Guardian U.S. Equity paid $6,081 in directors' fees and expenses for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003            2002            2001
   ----            ----            ----
$1,503,201       $630,511        $311,250



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003              2002             2001
  ----              ----             ----
$22,316           $32,544           $44,138



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, at least until April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.06%. The expenses paid for the last three fiscal years were as follows:



2003                2002              2001
----                ----              ----
$-0-                N/a               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

                                      ATSF
                      CGUSE-2 Capital Guardian U.S. Equity

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
            ----------------------
  2003                2002               2001
  ----                ----               ----
$213,169            $209,905           $45,099



                AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
                     ----------------------
2002            %          2002         %         2001        %
----            -          ----         -         ----        -
$-0-           -0-%        $-0-        -0-%       $-0-       -0-%

PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002               2001
----               ----               ----
20%                 23%               39%


THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN") serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.

Capital Guardian, 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $146 billion in investments as of December 31, 2003.

PORTFOLIO MANAGERS

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

    0.50% of assets up to $150 million; 0.45% of assets over $150 million up to $300 million; 0.35% of assets over $300 million up to $500 million; and 0.30% of assets over $500 million


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003              2002              2001
  ----              ----              ----
$868,022          $370,889          $183,247


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                      CGUSE-3 Capital Guardian U.S. Equity

CAPITAL GUARDIAN VALUE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                          CGV-1 Capital Guardian Value

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(F) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Capital Guardian Value paid $13,192 in directors' fees and expenses for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:



   2003              2002              2001
   ----              ----              ----
$3,073,465        $2,055,752        $1,614,141



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002              2001
 ----              ----              ----
$22,316           $47,850          $73,353



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, at least until April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.92%. The expenses paid for the last three fiscal years were as follows:



2003                2002              2001
----                ----              ----
$-0-                N/a               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
             ----------------------
  2003                2002               2001
  ----                ----               ----
$474,640            $524,392           $321,379


                                      ATSF
                          CGV-2 Capital Guardian Value

             AFFILIATED BROKERAGE COMMISSIONS
                  YEAR ENDED DECEMBER 31
                  ----------------------
2003           %         2002        %          2001          %
----           -         ----        -          ----          -
$-0-          -0-%       $-0-       -0-%        $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three years is as follows:



2003               2002              2001
----               ----              ----
 30%               39%                55%


THE SUB-ADVISER


CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $146 billion in investments as of December 31, 2003.


Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGERS

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

    0.50% of assets up to $150 million; 0.45% over $150 million up to $300 million; 0.35% over $300 million up to $500 million; and 0.30% in excess of $500 million


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$1,664,884       $1,163,947       $929,545


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                          CGV-3 Capital Guardian Value

CLARION REAL ESTATE SECURITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The portfolio will not invest more than 25% of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Invest directly in real estate or interests in real estate; however, the portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the portfolio may hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

4. Make loans, except that the portfolio (i) may lend portfolio securities with a value not exceeding one-third of the portfolio's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of the decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

                                      ATSF
                      CRES-1 Clarion Real Estate Securities

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Clarion Real Estate Securities paid $5,767 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002            2001
   ----              ----            ----
$1,306,267         $729,249        $239,804



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$22,316           $30,412          $5,779



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003              2002            2001
----              ----            ----
$-0-              $-0-           $40,053


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.

                                      ATSF
                      CRES-2 Clarion Real Estate Securities

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
  2003              2002             2001
  ----              ----             ----
$477,542          $500,383         $236,935



                    AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
                        ----------------------
2003             %          2002        %          2001           %
----             -          ----        -          ----           -
$-0-            -0-%        $-0-       -0-%        $-0-          -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



2003              2002              2001
----              ----              ----
 78%              123%              172%


THE SUB-ADVISER

ING CLARION REAL ESTATE SECURITIES ("CLARION"), located at 259 North Radnor-Chester Road, Suite 205, Radnor, Pennsylvania 19087, serves as sub-adviser for this portfolio.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, between ATFA and Clarion. This agreement continues in effect from year to year if approved annually.

Clarion is a registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2003, Clarion had approximately $2.7 billion in assets under management.

PORTFOLIO MANAGERS

T. RITSON FERGUSON, CFA, AND JOSEPH SMITH, CFA have served as co-portfolio managers since May 2002.

MR. FERGUSON is Managing Director and Chief Investment Officer of Clarion. He has more than 15 years of investment experience. Prior to joining Clarion, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisers and Trammell Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

MR. SMITH, Director, is a member of the Investment Policy Committee. Before joining Clarion in 1997, he was previously with Alex Brown & Sons, Inc., as an Associate in the Real Estate Investment Banking Group.

SUB-ADVISER COMPENSATION

    The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

    0.40% of the portfolio's average daily net assets, less 50% of excess expenses

                                      ATSF
                      CRES-3 Clarion Real Estate Securities

SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:*



  2003                2002               2001
  ----                ----               ----
$653,134            $364,625           $120,265



* Prior to May 1, 2002, J.P. Morgan Investment Management, Inc. served as sub-adviser for this portfolio.


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                      CRES-4 Clarion Real Estate Securities

FEDERATED GROWTH & INCOME

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell commodities. However, the portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the portfolio reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

4. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities, which are secured by real estate or interests in real estate.

5. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the portfolio's investment objective and policies.

6. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the portfolio may purchase pursuant to its investment objective and policies.

7. Borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

                                      ATSF
                         FGI-1 Federated Growth & Income

(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(D) The portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

(E) The portfolio will not write call options on securities unless the securities are held in the portfolio's portfolio or unless the portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The portfolio will not purchase put options on securities unless the securities are held in the portfolio's portfolio.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Federated Growth & Income paid $16,246 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003                2002                2001
   ----                ----                ----
$3,142,906          $2,662,061          $1,529,795



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003                2002              2001
 ----                ----              ----
$26,334            $33,944            $31,934



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003              2002          2001
----              ----          ----
$-0-              $-0-          $-0-


                                      ATSF
                         FGI-2 Federated Growth & Income

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
  2003               2002             2001
  ----               ----             ----
$904,691          $1,377,331        $920,919



                AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
                     ----------------------
2003           %           2002          %         2001         %
----           -           ----          -         ----         -
$-0-          -0-%         $-0-         -0-%       $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002              2001
----               ----              ----
128%               146%              117%


THE SUB-ADVISER

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("FEDERATED"), located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1998, as amended between ATFA and Federated. The Agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

STEVEN J. LEHMAN, CFA, and JOHN L. NICHOL, CFA, serve as co-portfolio managers of Federated Growth & Income.

Mr. Lehman has served as co-portfolio manager since September 1997. Mr. Lehman joined Federated in May 1997 as a vice president. From 1985 to May 1997, Mr. Lehman served as a portfolio manager, then Vice President/Senior Portfolio Manager at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-o-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

                                      ATSF
                         FGI-3 Federated Growth & Income

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

    0.50% of the first $30 million of average daily net assets; 0.35% of the next $20 million of average daily net assets; and 0.25% of average daily net assets in excess of $50 million


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003              2002              2001
   ----              ----              ----
$1,142,634         $982,350          $603,337


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         FGI-4 Federated Growth & Income

GREAT COMPANIES -- AMERICA(SM)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

2. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities.)

3. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

4. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

    Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Great Companies -- AmericaSM paid $10,077 for the fiscal year ended December 31, 2003.


                                      ATSF
                       GCA-1 Great Companies -- America(SM)

ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003                2002                2001
   ----                ----                ----
$1,961,274          $1,475,175           $923,383



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



  2003                 2002                2001
  ----                 ----                ----
$22,316              $30,412              $11,016



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by ATFA for the last three fiscal years:



2003               2002              2001
----               ----              ----
$-0-               $-0-              $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
            ----------------------
  2003                2002               2001
  ----                ----               ----
$221,188            $252,177           $164,957



                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
                       ----------------------
2003           %           2002           %           2001           %
----           -           ----           -           ----           -
$-0-          -0-%         $-0-          -0-%         $-0-          -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002                2001
----               ----                ----
 39%                31%                 70%


                                      ATSF
                       GCA-2 Great Companies -- America(SM)

THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated August 30, 2000, between ATFA and Great Companies. This agreement continues in effect from year to year if approved annually.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney and AEGON USA are each a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment adviser.

PORTFOLIO MANAGERS

JIM HUGUET, GERRY BOLLMAN, CFA, AND MATT STEPHANI, CFA, CPA, serve as co-portfolio managers for this portfolio.

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies, LLC since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut, most recently as an accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is:


    0.35% of the portfolio's average daily net assets, less 50% of amount of excess expenses paid by the investment adviser pursuant to any expense limitation



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$980,637           $737,586          $463,509


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       GCA-3 Great Companies -- America(SM)

GREAT COMPANIES -- TECHNOLOGY(SM)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

2. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities.)

3. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

4. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

                                      ATSF
                     GCT-1 Great Companies -- Technology(SM)

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Great Companies -- TechnologySM paid $3,987 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002             2001
   ----               ----             ----
$1,090,536          $343,802         $301,667



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003              2002             2001
  ----              ----             ----
$22,316            $30,412          $5,728



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:



                               2003             2002            2001
                               ----             ----            ----
ATFA                           $-0-            $1,395           $-0-
Sub-Adviser                    $-0-            $1,396           $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
  2003              2002            2001
  ----              ----            ----
$289,969          $168,559        $61,363



                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
                       ----------------------
2003            %          2002         %           2001         %
----            -          ----         -           ----         -
$-0-           -0-%        $-0-        -0-%         $-0-        -0-%


                                      ATSF
                     GCT-2 Great Companies -- Technology(SM)

PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



2003              2002             2001
----              ----             ----
 40%               86%             75%


THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to Great Companies -- TechnologySM.

The sub-adviser serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement, dated May 1, 2000, between ATFA and Great Companies. This agreement continues in effect from year to year if approved annually. Great Companies is a professional investment management firm.

PORTFOLIO MANAGERS

JAMES H. HUGUET, GERALD W. BOLLMAN, CFA, and MATT STEPHANI, CFA, served as co-managers of the portfolio.

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut and Phoenix, Arizona, most recently as an Accounting Manager in the firm's national office.

Great Companies has provided investment advisory services to various clients since 2000.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

50% of fees received by the investment adviser for services rendered under the advisory agreement, less 50% of amount of excess expenses paid by the investment adviser pursuant to any expense limitation


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:



  2003               2002            2001
  ----               ----            ----
$545,268           $171,902        $151,362


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                     GCT-3 Great Companies -- Technology(SM)

JANUS GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities).

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                               JGR-1 Janus Growth

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Janus Growth paid $51,155 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003                2002               2001
   ----                ----               ----
$11,497,966         $11,379,931        $17,751,282



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:



  2003               2002               2001
  ----               ----               ----
$22,315             $30,412           $313,806



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003            2002           2001
----            ----           ----
$-0-            $-0-           $-0-


                                      ATSF
                               JGR-2 Janus Growth

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
   2003             2002              2001
   ----             ----              ----
$1,795,176       $2,647,851        $2,755,073



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003           %           2002         %         2001         %
----           -           ----         -         ----         -
$-0-          -0-%         $-0-        -0-%       $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002              2001
----               ----              ----
 64%                68%               60%


THE SUB-ADVISER


JANUS CAPITAL MANAGEMENT LLC ("JANUS") located at 151 Detroit Street, Denver, Colorado 80206-4805, serves as sub-adviser to the portfolio.


The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 3, 2002 between ATFA and Janus. The agreement continues in effect from year to year if approved annually.


Janus has provided investment management services since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The assets under management for Janus Capital Group, Inc. were $151.5 billion as of December 31, 2003. Janus is a direct subsidiary of Janus Capital Group, Inc., which is a publicly traded holding company with principal operations in asset management businesses.


PORTFOLIO MANAGER

EDWARD KEELY, CFA, has served as manager of the portfolio since January 2000. He previously served as co-portfolio manager of this portfolio since January 1999. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003               2002            2001
   ----               ----            ----
$5,746,592         $5,689,965      $8,940,278


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                               JGR-3 Janus Growth

JENNISON GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                             JNGR-1 Jennison Growth

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Jennison Growth paid fees and expenses in the amount of $6,359 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002            2001
   ----               ----            ----
$1,378,885          $443,244        $272,932



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003              2002             2001
  ----              ----             ----
$22,316            $21,900          $9,941



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.99%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:


2003             2002              2001
----             ----              ----
$-0-              N/A               N/A

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
  2003              2002             2001
  ----              ----             ----
$459,726          $200,840         $56,205


                                      ATSF
                             JNGR-2 Jennison Growth

                 AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
                     ----------------------
2003         %           2002          %          2001        %
----         -           ----          -          ----        -
$-0-        -0-%         $-0-         -0-%        $-0-       -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002              2001
----              ----              ----
132%               68%               78%


THE SUB-ADVISER

JENNISON ASSOCIATES LLC ("JENNISON"), 466 Lexington Avenue, New York, New York 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect from year to year if approved annually.


Jennison has served as an investment adviser to investment companies since 1990. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.


PORTFOLIO MANAGERS

The day-to-day investment management decisions for the portfolio are made by:

KATHLEEN A. MCCARRAGHER -- a Director and an Executive Vice President of Jennison, joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and the director of large cap growth equity and State Street Research & Management Company, where she was a member of the Investment Committee.

MICHAEL A. DEL BALSO -- a Director and an Executive Vice President of Jennison, has been part of the investment team at Jennison since 1972.

SPIROS "SIG" SEGALAS -- is a founding member and Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

    0.50% of assets up to $300 million; and 0.45% of assets over $300 million


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003                2002                 2001
  ----                ----                 ----
$811,109            $260,732             $160,222


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                             JNGR-3 Jennison Growth

J.P. MORGAN ENHANCED INDEX

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                       JPMEI-1 J.P. Morgan Enhanced Index

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. J.P. Morgan Enhanced Index paid fees and expenses in the amount of $7,150 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/TRANSAMERICA Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002              2001
   ----               ----              ----
$1,461,554         $1,096,337        $1,060,222



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003               2002              2001
 ----               ----              ----
$22,316           $34,945            $55,958



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:


2003             2002              2001
----             ----              ----
$-0-              N/A               N/A

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
            ----------------------
  2003               2002              2001
  ----               ----              ----
$194,838           $173,942          $137,500


                                      ATSF
                       JPMEI-2 J.P. Morgan Enhanced Index

                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
                      ----------------------
2003           %         2002         %            2001          %
----           -         ----         -            ----          -
$-0-          -0-%       $-0-        -0-%          $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002              2001
----              ----              ----
 52%               56%               56%


THE SUB-ADVISER


J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan and its affiliates had approximately $559 billion in assets under management as of December 31, 2003.


J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGERS

An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JPMorgan Smart Index Fund.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35%

SUB-ADVISORY FEES


The sub-adviser was paid for its services in the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$682,058           $511,623          $493,978



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                       JPMEI-3 J.P. Morgan Enhanced Index

J.P. MORGAN MID CAP VALUE (FORMERLY DREYFUS MID CAP)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase any securities which would cause 25% or more of the value of the portfolio's assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

3. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the portfolio may borrow money in an amount not exceeding one-third of the portfolio's total assets at the time of such borrowings, and (b) the portfolio may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

4. Make loans or lend securities, if as a result thereof more than one-third of the portfolio's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the portfolio's investment program may be deemed an underwriting.

7. Purchase or sell commodities except that the portfolio may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

                                      ATSF
                       JPMMCV-1 J.P. Morgan Mid Cap Value

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Dreyfus Mid Cap, as that portfolio was restructured as J.P. Morgan Mid Cap Value on May 1, 2004.)


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. J.P. Morgan Mid Cap Value paid $2,079 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$487,890           $430,785          $192,720



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003               2002              2001
 ----               ----              ----
$22,316            $30,412           $5,059



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



 2003               2002              2001
 ----               ----              ----
$8,893            $69,385           $76,924


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
  2003               2002              2001
  ----               ----              ----
$129,492           $133,928          $46,422


                                      ATSF
                       JPMMCV-2 J.P. Morgan Mid Cap Value

                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
                       ----------------------
2003            %          2002          %          2001         %
----            -          ----          -          ----         -
$-0-          -0-%         $-0-        -0-%         $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



2003               2002              2001
----               ----              ----
73%                85%               78%


THE SUB-ADVISER


J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan and its affiliates had approximately $559 billion in assets under management as of December 31, 2003.



J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004 between ATFA and J.P. Morgan. The agreement continues in effect from year to year if approved annually.


PORTFOLIO MANAGER

JONATHAN SIMON, Managing Director has worked as a portfolio manager for J.P. Morgan and its predecessors since 1980.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

     0.40% of the first $100 million of the portfolio's average daily net assets; 0.40% in excess of $100 million

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2003                2002               2001
  ----                ----               ----
$258,295            $228,062           $102,390

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       JPMMCV-3 J.P. Morgan Mid Cap Value

MARSICO GROWTH

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Make loans, except through (a) the purchase of debt obligations in accordance with the portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

6. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

7. Borrow money except (a) the portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3 of its total assets (including the amount borrowed), (b) the portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the portfolio may engage in mortgage dollar rolls which are accounted for as financings.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed deliver" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreement that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover".

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder or policyowner approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not make short sales of securities, except short sales "against the box."

(C The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed 40,000,000.

                                      ATSF
                             MARGR-1 Marsico Growth

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Marsico Growth paid $4,994 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002              2001
   ----               ----              ----
$1,014,635          $437,259          $280,680



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003               2002              2001
 ----               ----              ----
$22,316           $30,412            $4,163



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003               2002              2001
----               ----              ----
$-0-             $32,059            $63,966


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
            ----------------------
  2003                2002             2001
  ----                ----             ----
$354,226            $179,849         $45,286



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003         %        2002          %          2001          %
----         -        ----          -          ----          -
$491        0.14      $-0-         -0-         $327         0.72


                                      ATSF
                             MARGR-2 Marsico Growth

PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002              2001
----              ----              ----
111%              103%              17%


THE SUB-ADVISER(1)

BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP"), located at 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002 between ATFA and BACAP. The agreement continues in effect from year to year if approved annually. BACAP has subsequently entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

PORTFOLIO MANAGER


THOMAS F. MARSICO sets the investment strategy for the portfolio. Mr. Marsico has over twenty years' experience in money management, including eleven years at Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997 and the Janus Growth and Income fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach and to recruit and train highly focused analytical staff.


SUB-ADVISER COMPENSATION


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:



         0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million in assets; 0.35% of the next $500 million in assets; 0.30% over $1 billion in assets less 50% of excess expenses


SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003             2002             2001
  ----             ----             ----
$507,318         $230,840         $151,960


(1) Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                             MARGR-3 Marsico Growth

MERCURY LARGE CAP VALUE (FORMERLY PBHG/NWQ VALUE SELECT)


INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or
(ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC hereunder.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except from banks for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(A) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.


                                      ATSF
                          MLCV-1 Mercury Large Cap Value

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.


FEES PAID BY PORTFOLIO (NOTE: Information included is for PBHG/NWQ Value Select, as that portfolio was restructured as Mercury Large Cap Value on May 1, 2004.)


DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Mercury Large Cap Value paid $11,512 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002             2001
   ----               ----             ----
$2,523,679         $1,512,137       $1,248,088



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees to AEGON/Transamerica Fund Services, Inc. in the following amounts for the last three fiscal years:



  2003              2002             2001
  ----              ----             ----
$22,316            $30,412         $26,936



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily agreed, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003              2002             2001
----              ----             ----
$-0-              $-0-           $ - 0 -


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 10% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 10% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
   2003              2002             2001
   ----              ----             ----
$1,591,237        $1,523,023        $185,200


                                      ATSF
                         MLCV-2 Mercury Large Cap Value

              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
                   ----------------------
2003          %       2002        %         2001           %
----          -       ----        -         ----           -
$-0-        -0-%      $-0-      -0-%        $-0-          -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002             2001
----              ----             ----
145%              200%             31%


THE SUB-ADVISERS

FUND ASSET MANAGEMENT, L.P., DOING BUSINESS AS MERCURY ADVISORS ("MERCURY"), located at 800 Scudders Mill Road, Plainsboro, NC 08536, serves as sub-adviser to the portfolio pursuant to respective Sub-Advisory Agreements dated May 1, 2004, between ATFA and Mercury. The Agreement continues in effect from year to year if approved annually.


PORTFOLIO MANAGERS



The portfolio is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.


SUB-ADVISER COMPENSATION

The sub-advisers receive monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

0.35% of the first $250 million of the portfolio's assets; 0.325% over $250 million up to $750 million; and 0.30% over $750 million of the portfolio's assets.


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$1,261,840         $756,068         $627,209


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         MLCV-3 Mercury Large Cap Value

MFS HIGH YIELD

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(B) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                             MFSHY-1 MFS High Yield

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.


FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. MFS High Yield paid fees and expenses for the fiscal period ended December 31, 2003 in the amount of $18,006.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$4,058,514         $690,497         $231,689



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$22,721           $36,061         $42,971



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, at least until April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.08%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003              2002             2001
----              ----             ----
$N/A               N/A             N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

                                      ATSF
                             MFSHY-2 MFS High Yield

        AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
       ----------------------
2003               2001            2001
----               ----            ----
$158                $2             $-0-



           AFFILIATED BROKERAGE COMMISSIONS
                YEAR ENDED DECEMBER 31
                ----------------------
2003          %         2002        %       2001       %
----          -         ----        -       ----       -
$-0-         -0-%       $-0-       -0-%     $-0-      -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002             2001
----              ----             ----
64%                38%             50%


THE SUB-ADVISER

MFS INVESTMENT MANAGEMENT ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is the portfolio's sub-adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada.

MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect from year to year if approved annually.


PORTFOLIO MANAGER



JOHN F. ADDEO -- a Vice President of MFS, is the portfolio manager for the portfolio. Mr. Addeo has been employed in the MFS investment management area since 1998 and became the portfolio manager of this portfolio in April 2004.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.


SUB-ADVISORY FEES



The sub-adviser received fees for its services in the following amounts for the last three fiscal years:



   2003             2002             2001
   ----             ----             ----
$1,963,797        $334,112         $112,196


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                             MFSHY-3 MFS High Yield

MUNDER NET50

INVESTMENT RESTRICTIONS

The Portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not sell securities short, except short sales "against the box";

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities; and

(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, and the rules and regulations thereunder.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

                                      ATSF
                                MN-1 Munder Net50

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Munder Net50 paid $793 for the fiscal year ended December 31, 2003.



ADVISORY FEES



The investment adviser is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2003             2002           2001
  ----             ----           ----
$303,343          $76,717       $100,100



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003             2002           2001
 ----             ----           ----
$22,316          $30,412        $2,082



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



  2003            2002           2001
  ----            ----           ----
$26,912          $65,620        $80,299



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
  2003            2002          2001
  ----            ----          ----
$184,238         $44,687       $63,811



            AFFILIATED BROKERAGE COMMISSIONS
                 YEAR ENDED DECEMBER 31
                 ----------------------
2003          %        2002       %        2001         %
----          -        ----       -        ----         -
$-0-        -0-%       $-0-      -0-%      $-0-        -0-%


PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                                      ATSF
                                MN-2 Munder Net50

2003             2002             2001
----             ----             ----
29%               52%             208%


THE SUB-ADVISER

MUNDER CAPITAL MANAGEMENT ("MUNDER"), located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2001, between ATFA and Munder. The agreement continues in effect from year to year if approved annually.

Munder also acts as investment adviser to other mutual funds and has provided such services since 1985.


PORTFOLIO MANAGER



A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets.


The sub-advisory fee for the portfolio is: 0.50%



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003             2002             2001
  ----             ----             ----
$168,524          $42,621         $169,622


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                                MN-3 Munder Net50

PIMCO TOTAL RETURN

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                           PIMCO-1 PIMCO Total Return

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. PIMCO Total Return paid $20,443 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$3,712,598         $765,553           N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:



  2003              2002             2001
  ----              ----             ----
$26,334            $21,193           N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. Expenses paid by the investment adviser for the past three fiscal years are as follows:



2003              2002             2001
----              ----             ----
$-0-              $-0-             N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets. To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATSF
                           PIMCO-2 PIMCO Total Return

        AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
       ----------------------
 2003            2002            2001
 ----            ----            ----
$5,003          $3,418           N/A



              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
                   ----------------------
2003            %       2002      %         2001           %
----            -       ----      -         ----           -
$-0-           -0-%     $-0-    -0-%         N/A          N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003            2002            2001
----            ----            ----
430%            302%            N/A


THE SUB-ADVISER

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and PIMCO. This agreement continues in effect from year to year if approved annually.


PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"). Allianz Aktiengesellschaft ("Alliance AG") is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO had approximately $373.8 billion of assets under management as of December 31, 2003.


PORTFOLIO MANAGERS

WILLIAM H. GROSS, leads an investment team for this portfolio, has served as portfolio manager. Mr. Gross leads an investment team for other PIMCO funds.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

    0.25% of the portfolio's average daily net assets

SUB-ADVISORY FEES


The sub-adviser received the following fees for the last three fiscal years:



   2003            2002            2001
   ----            ----            ----
$1,325,928       $273,412          N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                           PIMCO-3 PIMCO Total Return

SALOMON ALL CAP

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the portfolio may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies and shall not be prohibited from reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Borrow money, except that the portfolio may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The portfolio may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

5. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

6. Make loans, except that the portfolio may purchase debt obligations in which the portfolio may invest consistent with its investment objectives and policies or enter into, and make loans of its portfolio securities, as permitted under the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Salomon All Cap paid $14,912 for the fiscal year ended December 31, 2003.


                                      ATSF
                              SAC-1 Salomon All Cap

ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$3,555,425        $2,566,441       $1,707,192



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$26,334           $33,944         $24,949



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003             2002            2001
----             ----            ----
$-0-             $-0-            $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 15% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31(1)
         -------------------------
  2003             2002             2001
  ----             ----             ----
$822,534        $4,018,341        $644,312



                AFFILIATED BROKERAGE COMMISSIONS(1)
                       YEAR ENDED DECEMBER 31
                       ----------------------
  2003          %         2002(1)         %        2001(1)       %
  ----          -         -------         -        -------       -
$17,620       2.14%       $10,955       0.27%       $198       0.03%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Citigroup Global Markets, Inc. for the fiscal years ended December 31, 2002 and 2001 was less than 1.00%.


PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                                      ATSF
                              SAC-2 Salomon All Cap

2003            2002            2001
----            ----            ----
17%             134%             83%


THE SUB-ADVISER


SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM"), located at 399 Park Avenue, New York, New York 10022, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, between ATFA and SaBAM. The agreement continues in effect from year to year if approved annually.



SaBAM was established in 1987 and together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.


PORTFOLIO MANAGERS


JOHN G. GOODE and PETER J. HABLE have served as co-portfolio managers since May 1, 2002. Mr. Goode is a managing director of SaBAM and manages other funds for SaBAM or its affiliates. Mr. Hable is a managing director of SaBAM and manages other funds for SaBAM or its affiliates.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

     0.30% of the first $20 million of average daily net assets; 0.50% of the next $20-100 million of average daily net assets; and 0.40% of average daily net assets over $100 million1

(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003              2002            2001
   ----              ----            ----
$1,760,638_       $1,261,349       $826,024


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                              SAC-3 Salomon All Cap

SELECT+ AGGRESSIVE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agency or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business.

4. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

5. Act as an underwriter.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                           SELAG-1 Select+ Aggressive

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Select+ Aggressive paid $4 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid advisory fees in the following amounts for the last three years.



2003              2002            2001
----              ----            ----
$210               $7              N/A



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. This portfolio paid administrative services fees in the following amounts for the last three years:



 2003              2002            2001
 ----              ----            ----
$22,316           $2,183            N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. ATFA paid the following amounts for the last three fiscal years:



 2003              2002            2001
 ----              ----            ----
$52,999           $5,440            N/A



BORROWING


Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 35% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31(1)
       -------------------------
2003             2002             2001
----             ----             ----
$-0-             $-0-             N/A



              AFFILIATED BROKERAGE COMMISSIONS(1)
                     YEAR ENDED DECEMBER 31
                     ----------------------
2003          %          2002           %         2001         %
----          -          ----           -         ----         -
$-0-        -0-%         $-0-         -0-%         N/A        N/A


                                      ATSF
                           SELAG-2 Select+ Aggressive

PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003            2002            2001
----            ----            ----
23%             -0-%             N/A



THE SUB-ADVISER


UNION PLANTERS INVESTMENT ADVISORS, INC. ("UPIA") serves as sub-adviser for this portfolio. UPIA is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220.

PORTFOLIO MANAGERS

A UPIA investment team serves as manager for this portfolio.

SUB-ADVISER COMPENSATION

UPIA receives monthly compensation from ATFA at the annual rate of 0.10% of the portfolio's average daily net assets.

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



2003              2002            2001
----              ----            ----
$210              $-0-             N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                           SELAG-3 Select+ Aggressive

SELECT+ CONSERVATIVE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agency or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business.

4. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

5. Act as an underwriter.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                          SELCON-1 Select+ Conservative

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Select+ Conservative paid $68 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following advisory fees for the last three years:



 2003              2002             2001
 ----              ----             ----
$2,409              $7               N/A



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. The portfolio paid the administrative services fees in the following amounts for the last three years:



 2003              2002             2001
 ----              ----             ----
$22,316           $2,033             N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. ATFA paid the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$46,789           $5,289             N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 35% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31(1)
       -------------------------
2003             2002             2001
----             ----             ----
$-0-             $-0-             N/A



              AFFILIATED BROKERAGE COMMISSIONS(1)
                     YEAR ENDED DECEMBER 31
                     ----------------------
2003          %          2002           %         2001         %
----          -          ----           -         ----         -
$-0-        -0-%         $-0-         -0-%         N/A        N/A


                                      ATSF
                          SELCON-2 Select+ Conservative

PORTFOLIO TURNOVER RATE


The portfolio's turnover rate for the last three fiscal years is as follows:



2003            2002            2001
----            ----            ----
 6%             -0-%             N/A


THE SUB-ADVISER

UNION PLANTERS INVESTMENT ADVISORS, INC. ("UPIA") serves as sub-adviser for this portfolio.

UPIA is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220.

PORTFOLIO MANAGERS

A UPIA investment team serves as manager for this portfolio.

SUB-ADVISER COMPENSATION

UPIA receives monthly compensation from ATFA at the annual rate of 0.10% of the portfolio's average daily net assets.

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



 2003              2002            2001
 ----              ----            ----
$2,409             $-0-             N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                          SELCON-3 Select+ Conservative

SELECT+ GROWTH & INCOME

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agency or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business.

4. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

5. Act as an underwriter.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(C) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                        SELGRI-1 Select+ Growth & Income

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Select+ Growth & Income paid $120 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid advisory fees in the following amounts for the last three years:



 2003              2002             2001
 ----              ----             ----
$3,828             $31               N/A



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. The portfolio paid administrative fees in the following amounts for the last three years:



 2003              2002             2001
 ----              ----             ----
$22,316           $2,077             N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. ATFA paid the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$41,693           $5,306             N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 35% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31(1)
       -------------------------
2003             2002             2001
----             ----             ----
$-0-             $-0-             N/A



               AFFILIATED BROKERAGE COMMISSIONS(1)
                      YEAR ENDED DECEMBER 31
                      ----------------------
 2003          %          2002           %         2001         %
 ----          -          ----           -         ----         -
 $-0-        -0-%         $-0-         -0-%         N/A        N/A


                                      ATSF
                        SELGRI-2 Select+ Growth & Income

PORTFOLIO TURNOVER RATE


The portfolio's turnover rate for the last three fiscal years is as follows:



2003            2002            2001
----            ----            ----
15%             -0-%             N/A



THE SUB-ADVISER


UNION PLANTERS INVESTMENT ADVISORS, INC. ("UPIA") serves as sub-adviser for this portfolio.

UPIA is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220.

PORTFOLIO MANAGERS

The portfolio is managed by a UPIA investment team.

SUB-ADVISER COMPENSATION

UPIA receives monthly compensation from ATFA at the annual rate of 0.10% of the portfolio's average daily net assets.

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



 2003              2002            2001
 ----              ----            ----
$3,828             $-0-             N/A



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                        SELGRI-3 Select+ Growth & Income

T. ROWE PRICE EQUITY INCOME

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                       TRPEI-1 T. Rowe Price Equity Income

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. T. Rowe Price Equity Income paid $27,514 in fees and expenses for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$6,047,586        $2,837,511       $2,127,309



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$22,316           $55,040         $104,674



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.88%. ATFA paid the following amounts for the last three fiscal years:



2003              2002             2001
----              ----             ----
$-0-              N/A               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
  2003               2002             2001
  ----               ----             ----
$630,190           $401,081         $156,405


                                      ATSF
                       TRPEI-2 T. Rowe Price Equity Income

               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003          %          2002          %         2001         %
----          -          ----          -         ----         -
$-0-        -0-%         $-0-         -0-%       $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002              2001
----               ----              ----
14%                12%                19%


THE SUB-ADVISER


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2003, T. Rowe Price and its affiliates managed over $190.0 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


PORTFOLIO MANAGER


BRIAN C. ROGERS, Vice President and Chief Investment Officer of T. Rowe Price, manages T. Rowe Price Equity Income day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price retail Equity Income Fund since 1993.



SUB-ADVISER COMPENSATION


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40%.

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003               2002              2001
   ----               ----              ----
$3,180,377         $1,418,755        $1,063,374


CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Equity Income will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

                                      ATSF
                       TRPEI-3 T. Rowe Price Equity Income

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       TRPEI-4 T. Rowe Price Equity Income

T. ROWE PRICE GROWTH STOCK

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                       TRPGS-1 T. Rowe Price Growth Stock

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. T. Rowe Price Growth Stock paid $10,003 in fees and expenses for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser for this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$2,163,473       $1,710,355      $1,857,870



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003             2002            2001
 ----             ----            ----
$22,316         $43,314          $91,113



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. ATFA paid the following amounts for the last three fiscal years:



2003              2002             2001
----              ----             ----
$-0-              N/A               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                       TRPGS-2 T. Rowe Price Growth Stock

           AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
  2003             2002             2001
  ----             ----             ----
$334,897         $359,603         $304,500



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003          %          2002           %        2001        %
----          -          ----           -        ----        -
$-0-        -0-%         $-0-         -0-%       $-0-       -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003             2002            2001
----             ----            ----
 38%             48%              67%


THE SUB-ADVISER


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2003, T. Rowe Price and its affiliates managed over $190.0 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.



T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and T. Rowe Price. The agreement continues in effect from year to year if approved annually.


PORTFOLIO MANAGER

ROBERT W. SMITH, Vice President of T. Rowe Price, manages T. Rowe Price Growth Stock day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1991. He joined T. Rowe Price in 1992 and has been managing investments since 1991.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40%.


SUB-ADVISORY FEES



The sub-adviser received fees for its services in the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$1,083,599        $855,177        $927,314


CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Growth Stock will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

                                      ATSF
                       TRPGS-3 T. Rowe Price Growth Stock

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Complete Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       TRPGS-4 T. Rowe Price Growth Stock

T. ROWE PRICE SMALL CAP

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

                                      ATSF
                         TRPSC-1 T. Rowe Price Small Cap

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales "against the box."

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. T. Rowe Price Small Cap paid $7,549 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$2,168,936         $591,964         $278,284



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003              2002             2001
  ----              ----             ----
$22,316           $30,412           $6,433



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:


2003              2002             2001
----              ----             ----
$-0-              $-0-            $18,121

                                      ATSF
                         TRPSC-2 T. Rowe Price Small Cap

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
  2003             2002            2001
  ----             ----            ----
$556,585         $186,110        $55,592



             AFFILIATED BROKERAGE COMMISSIONS
                  YEAR ENDED DECEMBER 31
             --------------------------------
2003          %        2002         %        2001        %
----          -        ----         -        ----        -
$-0-        -0-%       $-0-       -0-%       $-0-       -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:


2003             2002             2001
----             ----             ----
17%               39%             42%

THE SUB-ADVISER


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2003, T. Rowe Price and its affiliates managed over $190.0 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.


PORTFOLIO MANAGER

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages the T. Rowe Price Small Cap day to day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$1,013,490        $276,251        $130,440


                                      ATSF
                         TRPSC-3 T. Rowe Price Small Cap

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Small Cap will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         TRPSM-4 T. Rowe Price Small Cap

TEMPLETON GREAT COMPANIES GLOBAL (FORMERLY JANUS GLOBAL)



INVESTMENT RESTRICTIONS



The portfolio may not, as a matter of fundamental policy:



1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.



2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.



3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).



4. Invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.



5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).



6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities.



7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.



8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."



Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:



(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.


                                      ATSF
                     TGCG-1 Templeton Great Companies Global

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.



(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.



(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.



     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.



(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.



(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.



(G) The portfolio may not invest in companies for the purpose of exercising control or management.



FEES PAID BY PORTFOLIO (NOTE: Information included is for Janus Global, as that portfolio was restructured as Templeton Great Companies Global on May 1, 2004.)



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Templeton Great Companies Global paid $23,890 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002              2001
   ----              ----              ----
$4,881,178         $171,289          $77,977



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002              2001
 ----              ----              ----
$26,333           $30,412           $2,732



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:


                                      ATSF
                     TGCG-2 Templeton Great Companies Global

                           2003           2002            2001
                           ----           ----            ----
ATFA                      $3,025         $20,973        $28,548
Sub-Adviser               $3,025         $20,974        $28,548



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
   2003             2002            2001
   ----             ----            ----
$2,420,952         $42,376         $18,694



                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
                      ----------------------
2003             %          2002          %            2001          %
----             -          ----          -            ----          -
$-0-            -0-%        $-0-         -0-%          $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



2003             2002             2001
----             ----             ----
131%              42%             106%


THE SUB-ADVISERS


GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 30, 2000, as amended, between ATFA and Great Companies. This agreement continues in effect from year to year if approved annually. Great Companies manages the U.S. equity component of the portfolio.



Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney and AEGON USA are each a controlling minority shareholder of Great Companies. Great Companies is an affiliate of the investment adviser.



TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement with ATFA dated September 15, 2003. This agreement also continues in effect from year to year if approved annually. Templeton manages the non-U.S. portion of the portfolio.



PORTFOLIO MANAGERS



JAMES H. HUGUET, GERALD W. BOLLMAN, CFA, and MATT STEPHANI, CFA, serve as co-managers of this portfolio.



JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.


                                      ATSF
                     TGCG-3 Templeton Great Companies Global

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.



MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche, most recently in Phoenix, Arizona and Wilton, Connecticut as an accounting manager in the firm's national office.



Great Companies has provided investment advisory services to various clients since 2000.



TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.



MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.



GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.



The Templeton organization has been investing globally since 1940.



SUB-ADVISERS' COMPENSATION



The sub-advisers receive monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:



     0.31% of the first $500 million of the portfolio's average daily net assets, 0.275% of assets over $500 million up to $1.5 billion, and 0.28% of assets over $1.5 billion*



*Of this amount, Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets (with Templeton's portion of assets first taken from the $500 million breakpoint); 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages in those breakpoint ranges).



* Of this amount, Great Companies will receive a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the difference between the amount of assets it manages and those that Templeton manages for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages in those breakpoint ranges).



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$2,439,755         $85,645        $39,099



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                     TGCG-4 Templeton Great Companies Global

THIRD AVENUE VALUE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

2. Invest 25% or more of the value of its total assets in the securities of issuers (other than Government securities) which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

3. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities).

4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Third Avenue Value paid $11,987 for the fiscal year ended December 31, 2003.


                                      ATSF
                            TAV-1 Third Avenue Value

ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$2,770,788       $1,579,372      $1,064,247



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003             2002            2001
  ----             ----            ----
$22,316           $30,412        $18,450



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2005 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003             2002            2001
----             ----            ----
$-0-            $ - 0 -          $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 5% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
         ----------------------
  2003            2002(1)         2001(2)
  ----            -------         -------
$585,996         $212,849         $198,866



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
                        ----------------------
  2003             %          2002          %         2001          %
  ----             -          ----          -         ----          -
$446,492        76.19%      $181,424     85.24%     $170,453      85.71%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 2002 was 91.88%.



(2) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 2001 was 88.71%.


                                      ATSF
                            TAV-2 Third Avenue Value

PORTFOLIO TURNOVER RATE


The portfolio's investment policies and objectives, which emphasize long-term holdings, should tend to keep the number of portfolio transactions relatively low. Because of this, the annual portfolio turnover rate is not expected to exceed 50%.



The portfolio's turnover rate for the last three fiscal years is as follows:



2003             2002            2001
----             ----            ----
 20%              5%              18%


THE SUB-ADVISER

THIRD AVENUE MANAGEMENT LLC ("THIRD AVENUE"), located at 622 Third Avenue, New York, New York 10017, serves as sub-adviser to the portfolio, pursuant to a Sub-Advisory Agreement dated August 8, 2002. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS


MARTIN J. WHITMAN and IAN LAPEY serve as co-portfolio managers. Mr. Whitman is co-chief investment officer of Third Avenue. He has managed the portfolio since its inception on November 1, 1990. Mr. Lapey has been employed by Third Avenue since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.



Mr. Whitman is Chairman and co-CIO of the sub-adviser. He has managed the Third Avenue Value Fund since its inception on November 1, 1995. Mr. Whitman has over 42 years' experience in the securities industry, has served as a Distinguished Management Fellow at the Yale School of Management for 28 years and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company and Nabors Industries, Inc., an international oil drilling contractor.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

     50% of fees received by the investment adviser, less 50% of excess expenses paid by the investment adviser pursuant to any expense limitation

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003                2002             2001
   ----                ----             ----
$1,385,394           $789,686         $534,151


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                            TAV-3 Third Avenue Value

TRANSAMERICA BALANCED (FORMERLY JANUS BALANCED)

INVESTMENT RESTRICTIONS:

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Invest directly in real estate or interests in real estate; however, a fund may own debt or equity securities issued by companies engaged in those businesses;

4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

6. Act as underwriter of securities issued by others, except to the extent that the portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio;

7. The portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts; and

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(D) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets;

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

                                      ATSF
                           TB-1 Transamerica Balanced

(C) The portfolio may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

(E) The portfolio may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule,
Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

(H) The portfolio may not invest in companies for the purpose of exercising control or management; and

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Janus Balanced, as that portfolio was restructured as Transamerica Balanced on May 1, 2004.)


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Balanced paid $1,996 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$503,512           $89,019             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years.


 2003               2002              2001
 ----               ----              ----
$26,334           $21,193             N/A


                                      ATSF
                           TB-2 Transamerica Balanced

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:



                         2003            2002            2001
                         ----            ----            ----
    ATFA                 $-0-           $9,273            N/A
Sub-Adviser              $-0-           $9,274            N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
            ----------------------
  2003              2002           2001
  ----              ----           ----
$55,353           $19,894          N/A


                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
                             ----------------------
2003          %         2002          %          2001          %
----          -         ----          -          ----          -
$-0-         -0-%       $-0-         -0-%         N/A         N/A


PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002           2001
----               ----           ----
$65%               42%            N/A


THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Balanced. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. ATFA is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between ATFA and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

GARY U. ROLLE is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate account in the growth discipline. He joined TIM in 1967. He holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TB-3 Transamerica Balanced

HEIDI V. HU, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, is Senior Vice President and Head of Equity Investments at TIM. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for TIS. He joined TIM in 1980. Mr. Van Harte received a B.S. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:


0.35% of the first $250 million of the portfolio's assets;
0.325% over $250 million up to $500 million;
0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion of the portfolio's assets.


SUB-ADVISORY FEES


The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:



  2003              2002            2001
  ----              ----            ----
$251,756           $44,510           N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                           TB-4 Transamerica Balanced

TRANSAMERICA CONVERTIBLE SECURITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box" which includes underlying stocks of convertible securities.

                                      ATSF
                    TCS-1 Transamerica Convertible Securities

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Convertible Securities paid $7,973 for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002           2001
   ----              ----           ----
$2,117,312         $123,543          N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



  2003              2002           2001
  ----              ----           ----
$22,316           $17,661           N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.30%. Expenses paid for the past three fiscal years are as follows:


                                      ATSF
                    TCS-2 Transamerica Convertible Securities

2003             2002             2001
----             ----             ----
$-0-             $-0-             N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
  2003             2002            2001
  ----             ----            ----
$183,871          $28,961          N/A



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003           %          2002         %         2001          %
----           -          ----         -         ----          -
$-0-          -0-%        $-0-        -0-%        N/A         N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002             2001
----              ----             ----
139%               72%             N/A



THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. ATFA is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, between ATFA and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA, is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM, he worked as a securities analyst for Franklin Templeton Group. He joined TIM in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

                                      ATSF
                    TCS-3 Transamerica Convertible Securities

PORTFOLIO MANAGER: GARY U. ROLLE is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate account in the growth discipline. He joined TIM in 1967. He holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

     0.40% of the first $500 million of average daily net assets; and 0.35% of average daily net assets in excess of $500 million, less 50% of amount of excess expenses1

(1) Excess expenses are those expenses paid by the investment adviser on behalf of a portfolio pursuant to any expense limitation.

SUB-ADVISORY FEES


The sub-adviser was paid the following amounts for the past three fiscal years:



    2003             2002            2001
    ----             ----            ----
$1,058,656_         $61,772          N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                    TCS-4 Transamerica Convertible Securities

TRANSAMERICA EQUITY

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceed 5% of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the portfolio's total assets, the portfolio will not make any additional investments;

3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the portfolio's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the portfolio may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the portfolio's investments in government securities and (b) up to 25% of the value of the assets of the portfolio may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

6. Invest 25% or more of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities, or of certificates of deposit and bankers' acceptances;

7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the portfolio may acquire securities under circumstances in which, if the securities were sold, the portfolio might be deemed to be an underwriter for purposes of the 1933 Act;

8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the portfolio may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

                                      ATSF
                            TE-1 Transamerica Equity

10. Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio;

11. Invest in commodities, except that the portfolio may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by a portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company; and

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses to the Fund's Board of Directors. Transamerica Equity paid $18,680 in fees for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$3,923,041       $2,035,985      $1,761,862


                                      ATSF
                            TE-2 Transamerica Equity

ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative service fees in the following amounts for the last three fiscal years:



  2003             2002            2001
  ----             ----            ----
$22,316           $65,323        $119,265



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. Expenses paid by the investment adviser for the past three fiscal years were:



2003             2002            2001
----             ----            ----
$-0-             $-0-          $139,503


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
         ----------------------
  2003             2002             2001
  ----             ----             ----
$550,345         $490,034         $270,032



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2003           %          2002         %         2001          %
----           -          ----         -         ----          -
$-0-          -0-%        $-0-        -0-%       $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003             2002            2001
----             ----            ----
19%               23%            51%



THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment advisor that is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, between ATFA and TIM. This agreement continues in effect from year to year if approved annually.

                                      ATSF
                            TE-3 Transamerica Equity

PORTFOLIO MANAGERS

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA, is Senior Vice President and Head of Equity Investments at TIM. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for TIS. He joined TIM in 1980. Mr. Van Harte received a B.S. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA, is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is as follows:

     0.35% of the portfolio's average daily net assets, less 50% of excess expenses

SUB-ADVISORY FEES


The sub-adviser received fees in the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$1,830,752        $950,127       $1,622,359


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                            TE-4 Transamerica Equity

TRANSAMERICA GROWTH OPPORTUNITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceed 5% of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the portfolio's total assets, the portfolio will not make any additional investments;

3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.43% of the portfolio's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the portfolio may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the portfolio's investments in government securities and (b) up to 25% of the value of the assets of the portfolio may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

6. Invest 25% or more of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities, or of certificates of deposit and bankers' acceptances;

7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the portfolio may acquire securities under circumstances in which, if the securities were sold, the portfolio might be deemed to be an underwriter for purposes of the 1933 Act;

8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the portfolio may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

                                      ATSF
                     TGO-1 Transamerica Growth Opportunities

10. Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio;

11. Invest in commodities, except that the portfolio may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by a portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company; and

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Growth Opportunities paid $5,785 in fees for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003             2002            2001
   ----             ----            ----
$1,483,162        $268,101        $11,209



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


                                      ATSF
                     TGO-2 Transamerica Growth Opportunities

  2003              2002           2001
  ----              ----           ----
$22,316           $41,481        $33,401



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. Expenses paid by the investment adviser for the last three fiscal years are as follows:



2003             2002            2001
----             ----            ----
$-0-             $-0-          $61,845


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
             ----------------------
  2003               2002              2001
  ----               ----              ----
$331,068           $207,782           $3,037



                  AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
-------------------------------------------------------------------
 2003           %          2002         %         2001          %
 ----           -          ----         -         ----          -
 $-0-          -0-%        $-0-        -0-%       $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003                2002               2001
----                ----               ----
 23%                 14%                4%


THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Growth Opportunities. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and TIM. This agreement continues in effect from year to year if approved annually.

                                      ATSF
                     TGO-3 Transamerica Growth Opportunities

PORTFOLIO MANAGERS

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA, is Vice President and Portfolio Manager at TIM. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth disciplines. Prior to joining TIM, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined TIM in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA, is Vice President and Portfolio Manager at TIM. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining TIM, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined TIM in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is as follows:


         0.40% of the first $100 million of average daily net assets; 0.35% of average daily net assets over $100 million.



SUB-ADVISORY FEES



The portfolio received fees for its services in the following amounts for the last three fiscal years:


  2003             2002            2001
  ----             ----            ----
$741,581         $134,050          $-0-

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                     ATSF
                     TGO-4 Transamerica Growth Opportunities

TRANSAMERICA MONEY MARKET

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities.

4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas or mineral exploration or development programs or leases. However, the portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

                                      ATSF
                         TMM-1 Transamerica Money Market

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Directors to the Board. Transamerica Money Market paid $29,635 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002             2001
   ----              ----             ----
$2,761,148        $1,909,548       $1,688,614



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003              2002             2001
 ----              ----             ----
$22,316           $30,412         $15,960



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.57%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003              2002             2001
----              ----             ----
$-0-              $-0-             $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

                                      ATSF
                         TMM-2 Transamerica Money Market

COMMISSION PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



        AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
-----------------------------------
2003            2002           2001
----            ----           ----
$-0-            $-0-           $-0-



                AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------------
2003           %         2002          %         2001         %
----           -         ----          -         ----         -
$-0-          -0-%      $-0-          -0-%       $-0-        -0-%


PORTFOLIO TURNOVER RATE

The portfolio does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2000, between AFTA and TIM. The agreement will continue from year to year if approved annually.

TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. The Fund and TIM are affiliates.


PORTFOLIO MANAGERS



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets of each portfolio managed by the sub-adviser. The sub-advisory fee for the portfolio is:

    0.15% of average daily net assets, less 50% of excess expenses

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management, Inc.


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003               2002              2001
   ----               ----              ----
$1,183,349          $786,281          $635,852


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         TMM-3 Transamerica Money Market

TRANSAMERICA SMALL/MID CAP VALUE (FORMERLY DREYFUS SMALL CAP VALUE)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                    TSMCV-1 Transamerica Small/Mid Cap Value

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Dreyfus Small Cap Value, as that portfolio was restructured as Transamerica Small/Mid Cap Value on May 1, 2004.)


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Small/Mid Cap Value paid $9,554 in fees and expenses for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003                 2002              2001
   ----                 ----              ----
$2,181,357           $2,163,490        $2,054,816



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



 2003               2002              2001
 ----               ----              ----
$22,316           $56,545           $100,851


PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The portfolio paid expenses in the following amounts for the past three fiscal years:

2003               2002              2001
----               ----              ----
$-0-               N/A               N/A

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                    TSMCV-2 Transamerica Small/Mid Cap Value

                AGGREGATE COMMISSIONS
               YEAR ENDED DECEMBER 31
-------------------------------------------------
   2003               2002               2001
   ----               ----               ----
$2,906,238         $3,070,280         $1,804,680



                   AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
-------------------------------------------------------------------
2003           %         2002          %          2001           %
----           -         ----          -          ----           -
$-0-         -0-%        $-0-         -0-%        $-0-         -0-%



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002               2001
----               ----               ----
140%               133%               172%


THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Small/Mid Cap Value. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. ATFA is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between ATFA and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager of TIM. She manages institutional separate account in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid and flex cap investing for Dean Investment Associates. Ms. Stevens holds an MBA from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She has ten years of investment experience.


SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:



0.375% of the first $500 million of the portfolio's average net assets; and 0.325% of assets over $500 million, less 50% of excess expenses



SUB-ADVISORY FEES



The sub-adviser received fees for its services for the last three fiscal years as follows:



   2003               2002                2001
   ----               ----                ----
$1,022,511         $1,014,137           $963,195


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                    TSMCV-3 Transamerica Small/Mid Cap Value

TRANSAMERICA U.S. GOVERNMENT SECURITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                 TUSGS-1 Transamerica U.S. Government Securities

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the portfolio's predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica U.S. Government Securities paid $12,876 fees or expenses for the fiscal period ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003              2002            2001
   ----              ----            ----
$2,062,595        $1,207,978       $598,458



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003              2002              2001
  ----              ----              ----
$22,316            $32,592          $37,471



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.73%. This arrangement commenced on January 1, 2003, so no expenses were incurred for previous fiscal years.


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
---------------------------------------
2003             2002            2001
----             ----            ----
$-0-            $17,173        $108,459


                                      ATSF
                 TUSGS-2 Transamerica U.S. Government Securities

                  AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------
2003          %          2002          %         2001        %
----          -          ----          -         ----        -
$-0-         -0-%        $-0-         -0-%       $-0-       -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002             2001
----              ----             ----
124%              378%             760%


THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2000, between ATFA and TIM. The agreement will continue from year to year if approved annually.

TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. The Fund and TIM are affiliates.

PORTFOLIO MANAGERS

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI V. HU, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ is Vice President and Director of Research, Fixed Income at TIM. He also manages institutional separate accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for TIS from 1997 - 2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.15%.


SUB-ADVISORY FEES



The sub-adviser received fees for services in the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$475,983           $278,764          $138,199


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                 TUSGS-3 Transamerica U.S. Government Securities

TRANSAMERICA VALUE BALANCED

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

                                      ATSF
                        TVB-1 Transamerica Value Balanced

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Value Balanced paid $9,385 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser for this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002               2001
   ----               ----               ----
$1,785,021         $1,922,579         $1,874,170



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003                2002              2001
  ----                ----              ----
$26,334             $33,944           $36,683



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2003              2002              2001
----              ----              ----
$-0-              $-0-              $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 5% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                        TVB-2 Transamerica Value Balanced

             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
---------------------------------------------
  2003               2002              2001
  ----               ----              ----
$140,280           $431,272          $449,163



             AFFILIATED BROKERAGE COMMISSIONS
                  YEAR ENDED DECEMBER 31
-----------------------------------------------------------
2003          %        2002         %        2001       %
----          -        ----         -        ----       -
$-0-        -0-%       $-0-        -0-%      $-0-      -0-%



PORTFOLIO TURNOVER RATE



The portfolio's investment policies and objectives, which emphasize long-term holdings, should tend to keep the number of portfolio transactions relatively low. Because of this, the portfolio's annual portfolio turnover rate is not expected to exceed 50%.



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002              2001
----               ----              ----
 53%               123%              54%


THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), serves as the sub-adviser to the portfolio. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TIM is an affiliate of the Fund.

PORTFOLIO MANAGER

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Certified Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA, is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

  0.35%, less 50% of excess expenses


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2003               2002              2001
  ----               ----              ----
$833,010           $897,204          $923,217


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                        TVB-4 Transamerica Value Balanced

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. Industry concentration will be determined in accordance with industry classifications used by the portfolio's benchmark.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
               VKAIA-1 Van Kampen Active International Allocation

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Active International Allocation paid $4,190 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:



   2003                2002               2001
   ----                ----               ----
$1,095,396          $1,009,660         $1,323,461



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003                2002               2001
 ----                ----               ----
$26,334             $34,336           $52,724



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.99%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



  2003              2002              2001
  ----              ----              ----
$214,583             N/A               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



               AGGREGATE COMMISSIONS
               YEAR ENDED DECEMBER 31
----------------------------------------------
  2003                 2002             2001
  ----                 ----             ----
$63,605              $242,065         $253,909


                                      ATSF
               VKAIA-2 Van Kampen Active International Allocation

              AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
-------------------------------------------------------------
2003          %         2002        %         2001         %
----          -         ----        -         ----         -
$-0-         -0-%       $-0-       -0-%       $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the past three fiscal years is as follows:



2003              2002              2001
----              ----              ----
 53%              118%              39%



THE SUB-ADVISER



MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2003, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $420.8 billion.


MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended between ATFA and MSIM Inc. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGERS

The portfolio is managed by Van Kampen's Active International Allocation team. ANN D. THIVIERGE, Managing Director, is a current member of the team.

SUB-ADVISER COMPENSATION


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:



    0.45% up to $250 million; 0.43% over $250 million up to $500 million; and 0.40% of assets in excess of $500 million.


SUB-ADVISORY FEES*

The sub-adviser received fees for services in the following amounts for the past three fiscal years:


  2003              2002              2001
  ----              ----              ----
$688,554          $640,834          $814,458



This fund was previously managed by another sub-adviser prior to May 1, 2002.


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

*

                                      ATSF
               VKAIA-3 Van Kampen Active International Allocation

VAN KAMPEN EMERGING GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

                                      ATSF
                        VKEG-1 Van Kampen Emerging Growth

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Emerging Growth paid $26,784 for the fiscal year ended December 31, 2003.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2003               2002             2001
   ----               ----             ----
$5,623,556         $6,780,019      $10,394,530



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2003              2002            2001
  ----              ----            ----
$22,316           $30,412         $247,603



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:


2003              2002             2001
----              ----             ----
$-0-              $-0-             $-0-

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATSF
                        VKEG-2 Van Kampen Emerging Growth

                AGGREGATE COMMISSIONS
                YEAR ENDED DECEMBER 31
-------------------------------------------------
   2003               2002(1)           2001(2)
   ----               -------           -------
$3,406,742          $5,137,019         $2,761,239



                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
------------------------------------------------------------------
  2003          %          2002         %         2001         %
  ----          -          ----         -         ----         -
$45,201       1.33%       $92,736     1.81%      $42,975     1.56%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley and Co., Incorporated for the fiscal year ended December 31, 2002 was 2.62%.



(2) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley & Co., Incorporated for the fiscal year ended December 31, 2001 was 1.97%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003              2002              2001
----              ----              ----
171%              231%              178%


THE SUB-ADVISER

VAN KAMPEN ASSET MANAGEMENT ("VKAM"), located at 1221 Avenue of the Americas, New York, NY 10020, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended, between ATFA and VKAM. The agreement continues in effect from year to year if approved annually.


VKAM, is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect wholly owned subsidiary of Morgan Stanley, a financial services company. As of December 31, 2003, VKAM, together with its affiliated asset management companies, managed assets of approximately $420.8 billion.


PORTFOLIO MANAGERS

The portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include GARY LEWIS, Managing Director, DUDLEY BRICKHOUSE, Executive Director, JANET LUBY, Executive Director, DAVID WALKER, Executive Director, MATTHEW HART, Vice President, and SCOTT MILLER, Associate.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

    50% of the fees received by the investment adviser, less 50% of excess reimbursements


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2003                2002               2001
   ----                ----               ----
$2,811,778          $3,390,009         $5,237,503



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                        VKEG-3 Van Kampen Emerging Growth

VAN KAMPEN LARGE CAP CORE (FORMERLY VAN KAMPEN ASSET ALLOCATION)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. Industry concentration will be determined in accordance with the industry classifications used by the portfolio's benchmark index.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                        VKLCC-1 Van Kampen Large Cap Core

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.


(D) The portfolio may not sell securities short, except short sales "against the box."


NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Van Kampen Asset Allocation, as that portfolio was restructured as Van Kampen Large Cap Core on May 1, 2004.)


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Large Cap Core paid fees and expenses for the fiscal period ended December 31, 2003 in the amount of $9,589.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:



   2003                2002             2001
   ----                ----             ----
$1,814,845          $1,991,259       $2,270,752



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2003                2002             2001
 ----                ----             ----
$26,334            $51,843          $118,688



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:



2003              2002             2001
----              ----             ----
$-0-              N/A              N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
--------------------------------------------
  2003               2002             2001
  ----               ----             ----
$393,361           $518,826         $348,589


                                      ATSF
                        VKLCC-2 Van Kampen Large Cap Core

                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------
2003           %         2002         %        2001         %
----           -         ----         -        ----         -
$318         0.08%      $5,682      1.10%      $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2003               2002            2001
----               ----            ----
180%               251%            221%


THE SUB-ADVISER


MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2003, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $420.8 billion.


MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended between ATFA and MSIM Inc. The agreement will continue in effect from year to year if approved annually.


PORTFOLIO MANAGER



The portfolio is managed by Van Kampen's Equity Growth team, including William Auslander (Managing Director) and Jeffrey Alvino (Managing Director), and the Multi-Cap Value team, including B. Robert Baker (Managing Director), Jason S. Leder (Executive Director) and Kevin C. Holt (Executive Director).


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

0.30% of the first $250 million of the portfolio's assets;
0.30% over $250 million of the portfolio's assets

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

  2003               2002            2001
  ----               ----            ----
$725,938           $796,496        $906,784

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                        VKLCC-3 Van Kampen Large Cap Core

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES


This section of this SAI further explains policies and strategies utilized by the portfolios of ATSF. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. Unless otherwise noted, a portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the investment adviser reasonably believes is compatible with the investment objectives and policies of that portfolio.


(Each portfolio in the Fund also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowings.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the SEC.

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

    - If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

    - Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a portfolio's securities.

    - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

    - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

    - Either of these requirements would increase the cost of borrowing over the interest rate.

SHORT SALES

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales Jennison Growth is not limited to short sales or against the box.

Federated Growth & Income may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio's net assets or 2% of the securities of any class of the issuer. The portfolio may also "sell short against the box," i.e., the portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

RISK FACTORS

LEVERAGE RISKS - Leverage risk is created when an investment exposes the portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the portfolio's risk of loss and potential for gain. - Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

LIQUIDITY RISKS - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations that are not ordinarily associated with investing in domestic issuers. These considerations include:

- CURRENCY TRADING COSTS. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

- Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

- Less Information Available. There is generally less public information available about foreign companies.

- More Difficult Business Negotiations. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

- Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

- Settlement Delays. Settling foreign securities may take longer than settlements in the U.S.

- Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

- Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

- Political Instability. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRs and ADSs are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes; such as to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.


A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio's obligations in a segregated account throughout the duration of the contract.



A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.


RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

The portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's sub-adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's sub-adviser deems creditworthy, and that have been reviewed by the Board of Directors of the Fund.

RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the portfolio may hold include the Federal Housing Administration. Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (Preferred Equity Redeemable Stock, converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub- adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual update page securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a portfolio's sub-adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. A portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds

(in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.


WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.



A portfolio may invest in DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the Nasdaq Stock Market.



Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio's assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.


SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.


In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments (alternatively, liquid assets may be earmarked on the Fund's records). Assets held in a segregated account generally may not be disposed of for so long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.


ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the

OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, and liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.


ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if Janus Growth invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.


BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

RISK FACTORS

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.)

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.


Consistent with each portfolio's investment policies, each portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.


Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

RISK FACTORS

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED MORTGAGE OBLIGATIONS

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

COLLATERALIZED DEBT OBLIGATIONS

A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS (ETFS)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS

Subject to its investment restrictions and strategies, a portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the portfolios and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Fund's Board of Directors may recommend changes in the portfolio's investment objectives and policies.

NON-MORTGAGE ASSET-BACKED SECURITIES

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolio held its investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed; and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

LOAN PARTICIPATIONS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intend to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

CREDIT DEFAULT SWAPS

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE FUND DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-advisers, and by portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Fund and oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-adviser. Information about the Directors and Officers of the Fund is as follows:


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                              POSITION(S)  TERM OF OFFICE                                           COMPLEX
                               HELD WITH     AND LENGTH          PRINCIPAL OCCUPATION(S)         OVERSEEN BY   OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         FUND      OF TIME SERVED          DURING PAST 5 YEARS             DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS

*Thomas P. O'Neill             Chairman,   Indefinite**      President, AEGON Financial                76              N/A
   1111 North Charles Street   Director    2003-present      Services Group, Inc., Financial
   Baltimore, MD 21201-5574                                  Institution Division; Trustee,
   (DOB 3/11/58)                                             Transamerica IDEX Mutual Funds (TA
                                                             IDEX); Director, Transamerica
                                                             Income Shares, Inc. (TIS);
                                                             Director, National Aquarium of
                                                             Baltimore

*Brian C. Scott                Director,     Indefinite**    Trustee, President and Chief              77              N/A
    4333 Edgewood Road NE      President &   Director        Executive Officer, TA IDEX;
    Cedar Rapids, IA 52499     Chief         2003-present    Director, Chairman & President,
(DOB 1/19/44)*                 Executive     President, CEO  TIF; Director, President & CEO,
                               Officer       2002-present    Endeavor Management Co.
                                                             (2001-2002); Director, President &
                                                             CEO, TIS; Manager, TIM; President,
                                                             Director & Chief Executive
                                                             Officer, ATFA, ATIS & ATFS; Chief
                                                             Executive Officer, Transamerica
                                                             Investors, Inc. (TII)

                                                      INDEPENDENT DIRECTORS

Peter R. Brown                 Chairman,     Indefinite**    Chairman of the Board, Peter Brown        77              N/A
11180 6th Street East          Director      From 1986 to    Construction Company (1963- 2000);
Treasure Island, FL                          present         Chairman & Trustee, TA IDEX;
33706                                                        Chairman & Director, TIS & TIF;
(DOB 5/10/28)                                                Rear Admiral (Ret.) U.S. Navy
                                                             Reserve, Civil Engineer Corps.

Charles C. Harris              Director      Indefinite**    Trustee, TA IDEX; Director TIS            76              N/A
35 Winston Drive                             From 1986 to
Clearwater, FL 33756                         present
(DOB 1/15/30)

Russell A. Kimball, Jr.        Director      Indefinite**    Trustee, TA IDEX; Director, TIS;          76              N/A
1160 Gulf Boulevard                          From 1986 to    General Manager, Sheraton Sand Key
Clearwater Beach, FL                         present         Resort (1975 - present).
34630
(DOB 8/17/44)

William W. Short, Jr.          Vice          Indefinite**    Trustee, TA IDEX; Director, TIS;          76              N/A
6911 Bryan Dairy Rd.           Chairman,     From 2000 to    Retired Corporate CEO & Chairman
Largo, FL 33777                Director      present         of the Board.
(DOB 2/25/36)

Daniel Calabria                Director      Indefinite**    Trustee, TA IDEX; Director, TIS;          76              N/A
7068 S. Shore Drive S.                       From 2001 to    Trustee (1993-present) & President
South Pasadena, FL                           present         (1993-1995), Florida Tax Free
33707                                                        Funds.
(DOB 3/05/36)

Janice B. Case                 Director      Indefinite**    Trustee; TA IDEX; Director, TIS;          76       Central Vermont
205 Palm Island NW                           From 2001 to    Senior Vice President (1996-2000),                 Public Service Co.
Clearwater, FL 33767                         present         Vice President (1990-1996),
(DOB 9/27/52)                                                Director of Customer Service &
                                                             Marketing (1987-1990), Florida
                                                             Power Corporation; Director,
                                                             Central Vermont Public Service Co.
                                                             (Audit Committee); Director,
                                                             Western Electricity Coordinating
                                                             Council (Chairman, Human Resources
                                                             and Compensation Committee)

Leo J. Hill                    Director      Indefinite**    Trustee, TA IDEX; Director, TIS;          76              N/A
2201 N. Main St.                             From 2001 to    Owner & President, Prestige
Gainesville, FL 32609                        present         Automotive Group (2001 - present);
(DOB 3/27/56)                                                Market President (1997-1998),
                                                             NationsBank; President & CEO
                                                             (1994-1998), Barnett Bank of the
                                                             Treasure Coast, FL

* May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

** Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.


OFFICERS*



                                                     TERM OF                        PRINCIPAL OCCUPATION(S) OR
NAME, AGE AND ADDRESS      POSITION HELD WITH FUND    OFFICE                      EMPLOYMENT DURING PAST 5 YEARS
---------------------      -----------------------    ------                      ------------------------------
John K. Carter             Senior Vice              From 1999     General Counsel, Sr. Vice President & Secretary, TA IDEX & TIS;
(DOB 4/24/61)              President, General       to present    Sr. Vice President, General Counsel & Secretary, TIF; Vice
                           Counsel &                              President & Sr. Counsel, Western Reserve Life Assurance Co. of
                           Secretary                              Ohio (WRL); Director, General Counsel, Sr. Vice President &
                                                                  Secretary, ATFA, ATIS & ATFS; Vice President, AFSG Securities
                                                                  Corporation (AFSG); Vice President & Counsel (1997-1999), Salomon
                                                                  Smith Barney; Vice President, Secretary & Anti-Money Laundering
                                                                  Officer, TII.

Kim D. Day                 Vice President,          From 2003     Vice President, Treasurer & Principal Financial Officer, TA
(DOB 8/2/55)               Treasurer                to present    IDEX, TIS & TIF; Sr. Vice President & Treasurer, ATFS, ATFA, TII
                           & Principal                            & ATIS; Asst. Vice President, WRL; Vice President, AFSG; Vice
                           Financial Officer                      President, TIM.


* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.

COMMITTEES OF THE BOARD

The Directors are responsible for major decisions relating to the portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Directors has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Executive Committee.

The Nominating Committee will consider nominees for independent directors as recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary and must be received by December 31, 2003.


                                                                                                    NO. OF MEETINGS HELD
  COMMITTEE                       FUNCTIONS                               MEMBERS                  DURING LAST FISCAL YEAR
  ---------                       ---------                               -------                  -----------------------
Audit                Review the financial reporting process,     Peter R. Brown, Chairman;                   3
                     the system of internal control, the audit   Charles C. Harris; Leo J.
                     process, and the ATSF process for           Hill; Russell A. Kimball, Jr.;
                     monitoring compliance with investment       Daniel Calabria and William W.
                     restrictions and applicable laws and the    Short, Jr.
                     ATSF Code of Ethics.

Nominating           Nominates and evaluates independent         Peter R. Brown, Chairman;                   0
                     Director candidates.                        Daniel Calabria; Charles C.
                                                                 Harris; Russell A. Kimball,
                                                                 Jr.; and William W. Short, Jr.

Compensation         Reviews compensation arrangements for       Peter R. Brown; Daniel                      1
                     each Director.                              Calabria; Russell A. Kimball,
                                                                 Jr.; Janice B. Case; Charles
                                                                 C. Harris; Leo J. Hill; &
                                                                 William W. Short, Jr.

Valuation            Determines the value of any of the          Certain officers of ATSF and               15
                     portfolio's securities and assets for       ATFA, who serve at the
                     which market quotations are not readily     pleasure of the Board of

                                                                                                    NO. OF MEETINGS HELD
  COMMITTEE                       FUNCTIONS                               MEMBERS                  DURING LAST FISCAL YEAR
  ---------                       ---------                               -------                  -----------------------
                     available or for which valuation cannot     Directors
                     otherwise be provided.

Proxy Voting         Provides the Fund's consent to vote in      Janice Case, Dan Calabria, Leo              2
                     matters where the Adviser or Sub-Adviser    Hill & Peter Brown
                     seeks such consent because of a conflict
                     of interest that arises in connection
                     with a particular vote, or for other
                     reasons.  The Proxy Committee also may
                     review the Adviser's and each
                     Sub-Adviser's proxy voting policies and
                     procedures in lieu of submission of the
                     policies and procedures to the entire
                     Board for approval.



DIRECTOR OWNERSHIP OF EQUITY SECURITIES



The Directors of the Fund did not beneficially own shares of any portfolio of the Fund, except as set forth in the following table:



                                                 DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                             EQUITY SECURITIES IN THE       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
            NAME OF DIRECTOR                       PORTFOLIOS*               DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
            ----------------                       -----------               ------------------------------------------
Peter R. Brown.............................     $ 50,001-$100,000                      $ 50,001-$100,000
Daniel Calabria............................     $ 10,000-$ 50,000                      $ 10,000-$ 50,000
Janice B. Case.............................         Over $100,000                          Over $100,000
Charles C. Harris..........................         Over $100,000                          Over $100,000
Leo J. Hill................................         Over $100,000                          Over $100,000
Russell A. Kimball, Jr.....................         Over $100,000                          Over $100,000
Thomas P. O'Neill**........................         Over $100,000                          Over $100,000
Brian C. Scott**...........................         Over $100,000                          Over $100,000
William W. Short, Jr.......................     $      1-$ 10,000                      $      1-$ 10,000



*   As of December 31, 2003.



** Interested Directors as defined in the 1940 Act due to employment with an ATFA affiliate.



CONFLICTS OF INTEREST



The following table sets forth information about securities owned beneficially or of record by each Independent Director or members of his or her immediate family representing interests in the Investment Adviser, Sub-Advisers or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Director's spouse, children residing in the Director's household and dependents of the Director.



                              NAME OF OWNERS AND                                                      VALUE OF         PERCENT OF
    NAME OF DIRECTOR       RELATIONSHIPS TO DIRECTOR            COMPANY             TITLE OF CLASS   SECURITIES*         CLASS
    ----------------       -------------------------            -------             --------------   -----------         -----
Peter R. Brown             Marina D. Brown, Spouse        Transamerica IDEX**              A           $1-$10,000      Less than 1%
Charles C. Harris          N/A                            N/A                             N/A              N/A             N/A
Russell A. Kimball, Jr.    Martha A. Kimball, Spouse      Transamerica IDEX**             N/A              N/A             N/A
William W. Short, Jr.      Joyce J. Short, Spouse         Transamerica IDEX**              A           $1-$10,000      Less than 1%
Daniel Calabria            N/A                            N/A                             N/A              N/A             N/A
Janice B. Case             N/A                            N/A                             N/A              N/A             N/A
Leo J. Hill                N/A                            N/A                             N/A              N/A             N/A



*   As of December 31, 2003.



**  TA IDEX is an affiliate of ATSF, ATFA and AFSG.

                                                        COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                   PENSION OR                                     TOTAL
                                                                   RETIREMENT                                 COMPENSATION
                                                AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL          FROM FUND AND
             NAME OF PERSON,                   COMPENSATION      AS PART OF FUND     BENEFITS UPON            FUND COMPLEX
                 POSITION                      FROM FUND(1)        EXPENSES(2)         RETIREMENT          PAID TO DIRECTOR(3)
                 --------                      ------------        -----------         ----------          -------------------
Peter R. Brown, Director, Chairman               $85,500                --                N/A                   $150,500
Daniel Calabria, Director                        $79,500             $63,250              N/A                   $136,250
Charles C. Harris, Director                      $82,500             $19,900              N/A                   $142,500
William W. Short, Jr., Director                  $82,500                --                N/A                   $142,250
Janice B. Case, Director                         $73,500                --                N/A                   $133,000
Russell A. Kimball, Jr., Director                $82,500             $96,500              N/A                   $133,500
Leo J. Hill, Director                            $82,500             $57,900              N/A                   $133,000



(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Directors for the year ended December 31, 2003 were as follows: Peter Brown $246; Daniel Calabria $63,264; Charles Harris $19,900; William Short $-0-; Janice Case $-0-; Russell Kimball $98,815; and Leo Hill $58,345.



(2)  The plan became effective January 1, 1996.



(3) A fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or Transamerica IDEX Mutual Funds to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of Transamerica IDEX Mutual Funds (without imposition of sales charge), as elected by the Director. As of December 31, 2003, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of policies and annuity contracts indirectly invested in the Fund.

CODE OF ETHICS

The Fund, ATFA, and AFSG have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

ATSF uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by ATSF (or portion thereof) in its funds. The proxy voting policies and procedures of the portfolio's investment adviser and sub-adviser are attached hereto as Appendix C.

  ATSF PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I.       STATEMENT OF PRINCIPLE

ATSF seeks to assure that proxies received by the portfolio are voted in the best interests of the portfolio's stockholders and have accordingly adopted these procedures.

II.      DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

The portfolio delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to ATSF, which in turn delegates proxy voting authority for most portfolios of ATSF to the sub-adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Directors of ATSF adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of ATSF.

III.     PROXY COMMITTEE

The Board of Directors of ATSF has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV.      ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Directors of ATSF or the Proxy Committee of ATSF will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to ATSF.

THE INVESTMENT ADVISER

The information that follows supplements the information provided about the investment adviser under the caption "Management of the Fund -- Investment Adviser" in the prospectus.

ATFA, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment adviser to each portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended, with the Fund. The investment adviser is directly owned by WRL (78%) and AUSA Holding Company ("AUSA") (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the investment adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the investment adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The investment adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the investment adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the investment adviser connected with investment management of the portfolios.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board, including a majority of the directors who are not parties to such agreements or interested persons of any such party (as defined in the Investment Company Act of 1940) (the "Independent Directors"), considered whether to approve the Fund's investment advisory and sub-advisory agreements, with the assistance of independent counsel to the Independent Directors. The Board considered the advisory fee structure of each of the portfolios in light of a variety of factors, including (a) the nature and quality of services provided to the Fund, its portfolios, and their respective shareholders; (b) the investment adviser's costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Fund.

As part of its consideration of the quality of services provided to the Fund, portfolios and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the portfolios. The Board also reviewed the adviser's profitability with respect to each portfolio and on an aggregate basis, and the Board, including a majority of the independent directors, considered the adviser's profits to be reasonable in relation to the nature, quality, and costs of the adviser's services.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations the adviser has imposed. In comparing the expense ratio of each of the Funds to other mutual funds, the Board, including a majority of the Independent Directors, took into account that the expense ratios compared favorably to those of other funds.

EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or ATFA; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the portfolios.

REIMBURSEMENT AGREEMENT. Effective May 1, 2000, the investment adviser entered into an agreement with the Fund on behalf of, and pursuant to which, the investment adviser will be reimbursed for operating expenses paid on behalf of a portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2002, and automatically renews for one-year terms unless terminated by a 30-day written notice to the Fund.

SERVICE AGREEMENT. Effective January 1, 1997, as amended, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with ATFS, an affiliate of ATFA and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Services Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, ATFS shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. ATFS is reimbursed by the Fund monthly on a cost-incurred basis.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. The Distribution Plan and related Agreements were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 as amended by the Board March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Fund on December 16, 1996 (by all portfolios that had commenced operations on that date). AFSG is an affiliate of ATFA.

ATSF has two classes of shares for each portfolio in its series, Initial Class and Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1 Plan" which is described in the prospectus.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, will reimburse AFSG and/or various service providers after each calendar month for certain Fund distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Fund may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

AFSG submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Fund's Board of Directors. As of May 1, 2002, the Fund has not paid any distribution fees under the Distribution Plan, and does not intend to do so for Initial Class shares before April 30, 2004. The Fund may, however, pay fees relating to Service Class shares. Prior to AFSG seeking reimbursement of future expenses, Policyowners will be notified in advance.

THE SUB-ADVISERS


Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between ATFA and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996 (for portfolios that had commenced operations prior to that date) and on the commencement of operations date of each subsequent portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement. The agreements may also be terminated under the term of an Exemptive Order granted by the SEC under section 6(c) of the 1940 Act from section 15(a) and rule 18f-2 under the 1940 Act (Release #23379).


Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the investment adviser and the Board of Directors of the Fund, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Fund entered into an Administrative Services and Transfer Agency Agreement with ATFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of ATFA, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, ATFS shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. ATFS is reimbursed by the Fund monthly on a cost incurred basis.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Directors of the Fund reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.


The Board of Directors of the Fund has authorized the sub-advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In addition, the sub-advisers may occasionally place portfolio business with affiliated brokers of the investment adviser or a sub-adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; JP MorganChase, 345 Park Avenue, New York, NY 10154-1002; M.J. Whitman LLC.; Private Debt LLC, 622 Third Avenue, New York, NY 10017; Van Kampen Funds Inc., 1221 Avenue of the Americas, New York, NY 10020, Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, NY 10020 and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, IA 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.


DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a fund shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the fund complex, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with ATFA (or a comparable agreement with any "affiliate" of ATFA or the Fund, as such term is defined in the 1940 Act) pursuant to which ATFA (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to ATFA (or affiliate), any amount of commissions used to pay the portfolio's operating expenses shall not reduce the amounts of expenses borne by ATFA (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION

As stated in the prospectus, the net asset value of the portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern
Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a portfolio's investment adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

PERFORMANCE INFORMATION

The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

TOTAL RETURN

Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                      P (1+T)n = ERV

                 Where:    P =  a hypothetical initial payment of $1,000
                           T =  average annual total return
                           n =  number of years
                         ERV = ending redeemable value (at the end of the applicable period of a hypothetical
                                $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.

YIELD QUOTATIONS

The yield quotations for a portfolio (for money market portfolios, see "Yield Quotations -- Money Market Portfolios," below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                  {                       }
                 YIELD =          {                 (6-1) }
                             2 x  {   [ (a - b) +1 ]      }
                                  {   [ -------    ]      }
                                  {   [ (c x d)    ]      }
                                  {                       }

                 Where:  a =   Dividends and interest earned during the period
                               by the portfolio
                         b =   Expenses accrued for the period (net of
                               reimbursement)
                         c =   The average daily number of shares outstanding
                               during the period that were entitled to receive dividends
                         d =   The maximum offering price per share on the last
                               day of the period

YIELD QUOTATIONS -- MONEY MARKET PORTFOLIOS

From time to time, each money market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The current yield for the money market portfolios is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The money market portfolios may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting.

The yield quotations for the money market portfolios do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing money market's performance in seeking to meet its investment objective; but because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the money market, portfolio maturity and operating expenses.

TAXES

Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders (i.e., Separate Accounts) for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes investment company to its shareholders substantially all of its investment company net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a registered investment company or fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be currently taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC, like the portfolio, whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

If a portfolio acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities, or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a portfolio's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the Distribution Requirement even though the portfolio has not received any cash representing such income. As a result, a portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the Distribution Requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

FOREIGN INVESTMENTS -- portfolios investing in foreign securities or currencies (which may include may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions). Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

CAPITAL STOCK OF THE FUND

As described in the prospectus, the Fund offers two classes of shares of common stock for each portfolio. The Fund is currently comprised of 43 portfolios.

REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each portfolio of the Fund for the year ended December 31, 2003 and the report of the Fund's independent certified public accountants are included in the 2003 Annual Report, and are incorporated herein by reference to such report.

OTHER INFORMATION

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as the Fund's independent certified public accountants. The Fund has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards generally accepted in the United States of America, the financial statements of each of the Fund's portfolios.

CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                   APPENDIX A

                       DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

    1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

    2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

    3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

    Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                                   BOND RATING                                  EXPLANATION
                                   -----------                                  -----------
STANDARD &                             AAA               Highest rating; extremely strong capacity to pay
POOR'S CORPORATION                                       principal and interest.

                                        AA               High quality; very strong capacity to pay principal
                                                         and interest.

                                        A                Strong capacity to pay principal and interest;
                                                         somewhat more susceptible to the adverse effects
                                                         of changing circumstances and economic conditions.

                                       BBB               Adequate capacity to pay principal and interest;
                                                         normally exhibit adequate protection parameters,
                                                         but adverse economic conditions or changing
                                                         circumstances more likely to lead to a weakened
                                                         capacity to pay principal and interest then for
                                                         higher rated bonds.

                                 BB, B, and CC, C        Predominantly speculative with respect to the
                                                         issuer's capacity to meet required interest and
                                                         principal payments. BB -- lowest degree of
                                                         speculation; C -- the highest degree of  speculation.
                                                         Quality and protective characteristics outweighed by
                                                         large uncertainties or major risk exposure to
                                                         adverse conditions.

                                        D                In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                               BOND RATING                                  EXPLANATION
                               -----------                                  -----------
MOODY'S INVESTORS                  Aaa             Highest quality, smallest degree of investment risk.
SERVICE, INC.
                                   Aa              High quality; together with Aaa bonds, they compose
                                                   the high-grade bond group.

                                    A              Upper-medium grade obligations; many favorable
                                                   investment attributes.

                                   Baa             Medium-grade obligations; neither highly protected
                                                   nor poorly secured. Interest and principal appear
                                                   adequate for the present but certain protective
                                                   elements may be lacking or may be unreliable over
                                                   any great length of time.

                                   Ba              More uncertain, with speculative elements.
                                                   Protection of interest and principal payments
                                                   not well safeguarded during good and bad times.

                                    B              Lack characteristics of desirable investment;
                                                   potentially low assurance of timely interest and
                                                   principal payments or maintenance of other
                                                   contract terms over time.

                                   Caa             Poor standing, may be in default; elements of
                                                   danger with respect to principal or interest
                                                   payments.

                                   Ca              Speculative in a high degree; could be in default
                                                   or have other marked short-comings.

                                    C              Lowest-rated; extremely poor prospects of ever
                                                   attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX C

    INVESTMENT ADVISER AND SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

AEGON/TRANSAMERICA FUND ADVISERS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("ATFA PROXY POLICY")

PURPOSE. The ATFA Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and ATFA's fiduciary and other duties to its clients. The purpose of the ATFA Proxy Policy is to ensure that where ATFA exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to ATFA clients exercise voting authority with respect to ATFA client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the ATFA client.

ATFA'S ADVISORY ACTIVITIES. ATFA acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc. and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, ATFA has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between ATFA and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). ATFA serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE ATFA PROXY POLICY. ATFA delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). ATFA will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that ATFA is called upon to exercise voting authority with respect to client securities, ATFA generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if ATFA believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, ATFA will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. ATFA delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. ATFA will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

Initial Review. ON OR BEFORE JULY 1, 2003, THE PROXY ADMINISTRATOR WILL COLLECT FROM EACH SUB-ADVISER:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to ATFA making a recommendation to the Board. In conducting its review, ATFA recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

         -whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

         -whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

         -whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- ATFA will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- ATFA will follow the same procedure in connection with the engagement of any Sub-Adviser.

SUBSEQUENT REVIEW. ATFA will request that each Sub-Adviser provide ATFA with prompt notice of any material change in its Sub-Adviser Proxy Policy. ATFA will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, ATFA will request that each Sub-Adviser provide ATFA with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by ATFA and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

ATFA EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If ATFA is called upon to exercise voting authority on behalf of a Fund client, ATFA will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that ATFA agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, ATFA believes that the recommendation is not in the best interests of the Fund client, ATFA will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between ATFA or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to ATFA's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by ATFA and operated, in whole or in part, as a "fund of funds", ATFA will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, ATFA will seek Board (or Committee) consent with respect to ATFA's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN ATFA OR ITS AFFILIATES AND THE FUNDS. The ATFA Proxy Voting Policy addresses material conflicts that may arise between ATFA or its affiliates and the Funds by, in every case where ATFA exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause ATFA to maintain the following records:

-   the ATFA Proxy Voting Policy; and

-   records of Fund client requests for ATFA proxy voting information.

RECORDS FOR ATFA EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if ATFA exercises proxy voting authority pursuant to Section VI above, ATFA, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by ATFA; and

- copies of any documents created by ATFA that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause ATFA and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upong request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of ATFA.

PROVISION OF ATFA PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the ATFA Proxy Policy at least once each calendar year.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES Amended: August 2003. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

BANC ONE INVESTMENT ADVISORS CORPORATION - SUMMARY OF PROXY VOTING POLICY

Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Banc One Investment Advisors Corporation ("BOIA") and Banc One High Yield Partners, LLC ("BOHYP") (collectively "the Firms") both exercise proxy voting authority for advised or sub-advised client accounts, including separately managed accounts and registered investment companies. In addition, the Firms provide proxy voting recommendations to affiliate trust and agency accounts. The Firms have adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients' accounts and are not affected by any material conflicts of interest within the Firms.

With respect to securities held in client accounts, the Firms shall vote in the best interest of clients without regard to the Firms' interest. The Firms have contracted with an independent proxy voting service ("independent service") and other independent service providers to provide various services. These services include development of a predetermined proxy voting policy for both domestic and international securities, vote recommendations and voting of proxies for the Firms' client accounts.

The Firms have adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firms vote securities in accordance with their predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that the Firms may have. Only in those instances when the independent service does not provide a recommendation, or when the Firms determine that it is in the best interest of clients to vote securities contrary to the independent service's recommendation, does the potential for a conflict arise.

Conflicts of interest may arise when the Firms or an affiliate has a relationship with an issuer (e.g. a routine relationship such as a checking account) whether the Firms have knowledge of the relationship or not. For purposes of the policy a "material conflict of interest" is defined as a non-routine relationship between the issuer of a security and the Firms or an affiliate of which the Firms have actual knowledge that may affect the Firms' judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firms or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the independent service does not provide a vote recommendation or the Firms have determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the CIO of Equity Securities or Fixed Income Securities, as applicable, must approve any recommendations for votes. In the event that the Firms determine that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firms' recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes which are determined by the Firms either because the independent service does not provide a recommendation or because the Firms have chosen to override the recommendation will be reviewed on a quarterly basis by the Investment Policy Committee for BOIA, the Board of Managers for BOHYP and the Trustees for One Group Mutual Funds and One Group Investment Trust. The Proxy Voting Coordinator ("PVC") is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

The Firms will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which the Firms will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking, the requirement to vote the security in person or countries which are not covered by the predetermined process of the independent service provider.

Clients of the Firms may contact the Firms to obtain a copy of the proxy voting policy. In addition, clients may contact the Firms for information on how the proxies for the securities in their portfolio were voted.

This policy will be reviewed and approved on an annual basis by the Investment Policy Committee of BOIA and the Board of Managers of Banc One High Yield Partners, LLC.

DOMESTIC PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the independent service's proxy voting policy guidelines which the Firms have adopted.

-    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

- BOARD OF DIRECTORS

     -    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

     -    CLASSIFICATION/DECLASSIFICATION OF THE BOARD

-    Vote AGAINST proposals to classify the board.

- Vote FOR proposals to repeal classified boards and to elect all directors annually.

     -    Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

     -    MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

- Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the independent service's definition of independence.

- Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

-    SHAREHOLDER RIGHTS

     -    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

- Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

- Vote for proposals to allow or make easier shareholder action by written consent.

     -    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

- Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

- Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     -    SUPERMAJORITY VOTE REQUIREMENTS

-    Vote AGAINST proposals to require a supermajority shareholder vote.

-    Vote FOR proposals to lower supermajority vote requirements.

     -    CUMULATIVE VOTING

-    Vote against proposals to eliminate cumulative voting.

- Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

     -    CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

-    PROXY CONTESTS

     -    VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

               -    REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where the independent service recommends in favor of the dissidents, the independent service also recommends voting for reimbursing proxy solicitation expenses.

-    POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

-    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

-    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

-    CAPITAL STRUCTURE

     -    COMMON STOCK AUTHORIZATION

- Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by the independent service.

- Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

- Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    DUAL-CLASS STOCK

- Vote AGAINST proposals to create a new class of common stock with superior voting rights.

- Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

-    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. The independent service's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, the independent service will value every award type. The independent service will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once the independent service determines the estimated cost of the plan, they compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

-    MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

-    EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

-    SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

-    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

GLOBAL PROXY VOTING GUIDELINES SUMMARY

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, THE INDEPENDENT SERVICE HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

-    Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

-    Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

-    Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

-    Allocation of Income

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

-    Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

-    Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

-    Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

-    Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

-    Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis. Vote AGAINST other business when it appears as a voting item.

-    Director Elections

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

-    Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

-    Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

-    Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

-    Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

-    Share Issuance Requests

          -    GENERAL ISSUANCES

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

          -    SPECIFIC ISSUANCES

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

-    Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet the independent service's guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

-    Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

-    Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

-    PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

-    DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

-    PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

-    INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

-    SHARE REPURCHASE PLANS

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

-    REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

-    CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

-    Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

-    Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

-    Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

-    Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

-    Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

-    Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

-    Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

-    Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

-    Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Conflicts Questionnaire

PM Conflicts Questionnaire

Instruction Page for Questionnaires

BOIA Separate Account Flow Chart

One Group Mutual Funds and One Group Investment Trust Proxy Voting Process

Process for Client Inquiries

One Group Quarterly Proxy Override Reporting Process

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

                                   PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the 1940 Act. These Proxy Policies shall also apply to any investment company registered under the 1940 Act for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies. GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE. Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

-    In favor of a proposal to ratify the board's selection of auditors, unless:
     (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE. Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS. Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

-    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Advisers Act.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-    President of the Advisers (Keith Schappert)

-    Vice Chairman of the Advisers (J. Thomas Madden)

-    Chief Investment Officer for Global Equity (Stephen Auth)

-    Director of Global Equity Research of the Advisers (Christopher Corapi)

-    Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

- IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST. A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the 1940 Act.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

          - That the Advisers have a significant business relationship with the Interested Company;

          -    The proposals regarding which proxies were cast;

          - Any material communications between the Advisers and the Interested Company regarding the proposal; and

          - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

GREAT COMPANIES, L.L.C.

Proxy Voting Policy (Issue Date: 2/11/02, Amended 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class Capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES
- Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES (As of July 31, 2003).

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

         (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

                    (1) Keep a record of each proxy received;

                    (2) Forward the proxy to the appropriate analyst;

                    (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

                    (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

                    (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

                    (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

         In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV. Conflicts of Interest

         (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

         (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V. Disclosure

         (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

         (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. Recordkeeping

         The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

         (a) Copies of these proxy voting policies and procedures and any amendments thereto.

         (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

         (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

         IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Janus will generally oppose annual option grants that exceed 5% of TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.

     33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

     46. Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.

     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security

--------------------
(1) All references to portfolio managers include assistant portfolio managers.

may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines,

Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

JUNE 30, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

                  These policies and procedures include:

                  A.       Voting Guidelines;

                  B.       Review, Recommendation and Voting Procedures;

                  C.       Monitoring System;

                  D.       Records Retention and Reports.

A.       VOTING GUIDELINES

                  1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients' investments in the subject company, without regard to any of MFS' corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines, which are summarized below, provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients' long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

                  2.       MFS' Policy on Specific Issues

                        NON-SALARY COMPENSATION PROGRAMS

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock issued at a discount to fair market value is the subject of a shareholder vote, MFS will strongly consider voting against its use.

MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders. As a general guideline, MFS tends to vote against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS generally votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage (e.g., 200%) of such officer's annual compensation.

ANTI-TAKEOVER MEASURES

Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal that protects managements from action by shareholders is voted against.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS generally opposes the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

                                    Dilution

Reasons for issuance of stock are many and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

In many cases, the unexplained authorization for common or preferred stock could work as a potential anti-takeover device, again a reason to vote against the authorization.

                               CONFIDENTIAL VOTING

MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of the audit committee of a board of directors, MFS generally supports proposals that would require that the audit committee be comprised entirely of directors who are deemed "independent" of the company.

BEST PRACTICES STANDARDS

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS support these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS generally will support the enhanced standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- it is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In cases of companies governed by countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, highly material vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with its policies and procedures.

B.       REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1.       GATHERING PROXIES

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

2.       ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)2 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager

----------------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3.       VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

                              C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

                        D. RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

         MERRILL LYNCH INVESTMENT MANAGERS



PROXY VOTING GUIDELINES



Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.



When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security, 2 whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA"). 3 When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(4)



(1) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.



(2) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).



(3) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2



(4) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.



In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee the "Committee") to address proxy voting issues on behalf of MLIM. 4



         I.       Scope of Committee Responsibilities



The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.5 The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.6 As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.



The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(7)

(5) To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.



(6) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).



(7) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.



While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.



The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any dete mination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.8 All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.



(8) The Committee may delegate the actual maintenance of such records to ISS or another outside service provider. 6 II.



II. Committee Membership



The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.



The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).



III. Special Circumstances



SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.



As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit theclient will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.



MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.



(9) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.



IV. Voting Policies



The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.



A. BOARDS OF DIRECTORS



These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.



The Committee's general policy is to vote:



# VOTE AND DESCRIPTION



A.1 FOR nominees for director of United States companies in uncontested elections , except for nominees who



               - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business ss. voted to implement or renew a "dead-hand" poison pill



               - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years



               - fail to act on takeover offers where the majority of the shareholders have tendered their shares



               - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors



               - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.



A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis



A.3 FOR proposals to declassify Boards of Directors

A.4 AGAINST proposals to classify Boards of Directors



A.5 AGAINST proposals supporting cumulative voting



A.6 FOR proposals eliminating cumulative voting



A.7 FOR proposals supporting confidential voting



A.8 FOR proposals seeking election of supervisory board members



A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors



A.10 AGAINST proposals for term limits for directors



A.11 AGAINST proposals to establish a mandatory retirement age for directors



A.12 AGAINST proposals requiring directors to own a minimum amount of company stock



A.13 FOR proposals requiring a majority of independent directors on a Board of Directors



A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.



A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer



A.17 FOR proposals to elect account inspectors



A.18 FOR proposals to fix the membership of a Board of Directors at a specified size



A.19 FOR proposals permitting shareholder ability to nominate directors directly



A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly



A.21 FOR proposals permitting shareholder ability to remove directors directly



A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly



B. AUDITORS



These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.



The Committee's general policy is to vote:



B.1 FOR approval of independent auditors, except for



     - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent



     - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation



     - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company



B.2 FOR proposal seeking authorization to fix the remuneration of auditors



B.3 FOR approving internal statutory auditors

C. COMPENSATION AND BENEFITS



These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.



The Committee's general policy is to vote:



C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.



C.2 FOR proposals to eliminate retirement benefits for outside directors



C.3 AGAINST proposals to establish retirement benefits for outside directors



C.4 FOR proposals approving the remuneration of directors or of supervisory board members



C.5 AGAINST proposals to reprice stock options



C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.



C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years



C.8 AGAINST proposals seeking to pay outside directors only in stock



C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies



D. CAPITAL STRUCTURE



These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:



D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights



D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights



D.3 FOR proposals approving share repurchase programs



D.4 FOR proposals to split a company's stock



D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros



E. CORPORATE CHARTER AND BY-LAWS



These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions. The Committee's general policy is to vote:



E.1 AGAINST proposals seeking to adopt a poison pill



E.2 FOR proposals seeking to redeem a poison pill



E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification



E.4 FOR proposals to change the company's name

F. CORPORATE MEETINGS



These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:



F.1 AGAINST proposals that seek authority to act on "any other business that may arise"



F.2 FOR proposals designating two shareholders to keep minutes of the meeting



F.3 FOR proposals concerning accepting or approving financial statements and statutory reports



F.4 FOR proposals approving the discharge of management and the supervisory board



F.5 FOR proposals approving the allocation of income and the dividend



F.6 FOR proposals seeking authorization to file required documents/other formalities



F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions



F.8 FOR proposals appointing inspectors of elections



F.9 FOR proposals electing a chair of the meeting



F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet



F.11 AGAINST proposals to require rotating sites for shareholder meetings



G. ENVIRONMENTAL AND SOCIAL ISSUES



These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes. The Committee's general policy is to vote:



G.1 AGAINST proposals seeking to have companies adopt international codes of conduct



G.2 AGAINST proposals seeking to have companies report on:



     -    environmental liabilities;



     -    bank lending policies;



     -    corporate political contributions or activities;



     -    alcohol advertising and efforts to discourage drinking by minors;



     -    costs and risk of doing business in any individual country;



     -    involvement in nuclear defense systems



G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles



G.4 AGAINST proposals seeking implementation of the CERES principles



Notice to Clients



MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.



MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.



MORGAN STANLEY INVESTMENT MANAGEMENT, INC.



                       PROXY VOTING POLICY AND PROCEDURES



I.       POLICY STATEMENT



Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.



Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II.      GENERAL PROXY VOTING GUIDELINES



To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.     GUIDELINES



A.       MANAGEMENT PROPOSALS



         1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



                  -   Selection or ratification of auditors.



                  - Approval of financial statements, director and auditor reports.



                  -   Election of Directors.



                  - Limiting Directors' liability and broadening indemnification of Directors.



                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



                  -   General updating/corrective amendments to the charter.



                  -   Elimination of cumulative voting.



                  -   Elimination of preemptive rights.



                  - Provisions for confidential voting and independent tabulation of voting results.



                  - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."



         1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



                  Capitalization changes



                  - Capitalization changes that eliminate other classes of stock and voting rights.



                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



                  -   Proposals for share repurchase plans.



                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



                  -   Proposals to effect stock splits.



                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



                  Compensation



                  - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.



                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



                  - Establishment of Employee Stock Option Plans and other employee ownership plans.



                  Anti-Takeover Matters



                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



                  - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



         1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



                  - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.



                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



                  -   Creation of "blank check" preferred stock.



                  -   Changes in capitalization by 100% or more.



                  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



                  -   Proposals to indemnify auditors.



         1. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.



                  CORPORATE TRANSACTIONS



                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.



                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



                  - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



                  - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                      (i)      Whether the stock option plan is incentive based;



                      (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;



                      (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.



                  Anti-Takeover Provisions



                  - Proposals requiring shareholder ratification of poison pills.



                  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B.       SHAREHOLDER PROPOSALS



         1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



                  - Requiring auditors to attend the annual meeting of shareholders.



                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



                  - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



                  -   Confidential voting.



                  - Reduction or elimination of supermajority vote requirements.



         1. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



                  -   Proposals that limit tenure of directors.



                  -   Proposals to limit golden parachutes.



                  - Proposals requiring directors to own large amounts of stock to be eligible for election.



                  -   Restoring cumulative voting in the election of directors.



                  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



                  - Proposals that limit retirement benefits or executive compensation.



                  - Requiring shareholder approval for bylaw or charter amendments.



                  - Requiring shareholder approval for shareholder rights plan or poison pill.



                  -   Requiring shareholder approval of golden parachutes.



                  -   Elimination of certain anti-takeover related provisions.



                  -   Prohibit payment of greenmail.



         1. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

                  - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



                  - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



                  - Proposals that require inappropriate endorsements or corporate actions.



IV.      ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A.       PROXY REVIEW COMMITTEE



         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



                  (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



                  (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.



                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.


MUNDER CAPITAL MANAGEMENT
THE MUNDER FUNDS*

PROXY VOTING POLICIES AND PROCEDURES

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

(Revised 05/20/03)

I INTRODUCTION

Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II GENERAL PRINCIPLE

The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust

III THE PROXY COMMITTEE

The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV ERISA FIDUCIARY DUTIES AND PROXY VOTING

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V PROCESS

In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures. The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner. ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

A. ROUTINE CORPORATE ADMINISTRATIVE ITEMS

Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is 6 to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

3. directors' liability and indemnification; unless:

[ ] the proposal would entirely eliminate directors' liability for violating the duty of care; or

[ ] the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations; provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

4. name changes; or

5. the time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

B. SPECIAL INTEREST ISSUES

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

1. restrictions on military contracting,

2. restrictions on the marketing of controversial products,

3. restrictions on corporate political activities,

4. restrictions on charitable contributions,

5. restrictions on doing business with foreign countries,

6. a general policy regarding human rights,

7. a general policy regarding employment practices,

8. a general policy regarding animal rights,

9. a general policy regarding nuclear power plants, and

10. rotating the location of the annual meeting among various cities.

Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

C. ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

1. Executive Compensation Plans

Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stockbased incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

2. Prevention of Greenmail

These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

3. Cumulative Voting of Directors

Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

4. Super-Majority Provisions

These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

5. Fair Price Provisions

These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair 9 price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

6. Defensive Strategies

The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

a. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

d. change the size of the board; or

e. authorize or prevent the repurchase of outstanding shares.

7. Business Combinations or Restructuring

The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

D. REVIEW OF ISS RECOMMENDATIONS

On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless: (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and10 (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations. Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

E. OVERRIDING ISS RECOMMENDATIONS

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

(1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

(a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any 11 business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

(b) A conflict of interest may exist where, for example: (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts; (ii) A client or a client-supported interest group actively supports a proxy proposal; or (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

(2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

(a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

(b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if: (i) No Conflict. No conflict of interest is identified. (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to 12 be unlikely to influence any determination made by the Proxy Committee.
(iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.1 Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management2 and
(B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

(3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

(4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

1 With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

2 Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

VI DISCLOSURE OF VOTE

A. PUBLIC AND CLIENT DISCLOSURES

Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

B. MUTUAL FUND BOARD OF DIRECTORS

Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII RECONCILIATION

The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII RECORDKEEPING

The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:3

1. Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

3 See Rule 204-2(c)(2) of the Adviser's Act.

2. A copy of each proxy statement it receives regarding client securities.

3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.

4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.

5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client. All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS). Adopted: February, 2001 Amended as of: November 2002/May 2003

4 The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

5 The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

6 The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.1

EXHIBIT A

The Proxy Committee consists of the following members:

[ ] Mary Ann Shumaker (non-voting)

[ ] Andrea Leistra

[ ] Debbie Leich

[ ] Thomas Mudie

[ ] Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

EXHIBIT B

INSTITUTIONAL SHAREHOLDER SERVICES PROXY VOTING GUIDELINES

EXHIBIT C

PROXY VOTER SERVICES (PVS) U.S. PROXY VOTING POLICY STATEMENT AND GUIDELINES

EXHIBIT D

PROXY OVERRIDE REQUEST FORM

Company: _______________________________________________________________________

Date of Proxy: _________________________ Date of Meeting: ______________________

Person Requesting Override: ____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder? [ ] No
[ ] Yes (identify) _____________________________________________________________

Other Potential Conflicts: _____________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ] Yes (identify and explain) _______________________________________________________________________

Override vote for: [ ] All client accounts holding a Company proxy, or

[ ] Specific accounts (identify): _______________________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name: ____________________________________ [ ] For [ ] Against [ ]
Abstain
Name: ____________________________________ [ ] For [ ] Against [ ]
Abstain
Name: ____________________________________ [ ] For [ ] Against [ ]
Abstain
Name: ____________________________________ [ ] For [ ] Against [ ]
Abstain
Name: ____________________________________ [ ] For [ ] Against [ ]
Abstain
Rationale: _____________________________________________________________________
_______________________________________________________________________Approval:
__________________________________ Date: _____________________________

RESOLUTION NO. ____: [ ] For [ ] Against [ ] Abstain

Description: ___________________________________________________________________
Rationale: _____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________Approval:
_________________________________ Date:______________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description Of Proxy Voting Policies And Procedures. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

         Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

         All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

         As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

         The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

         Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

         The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

         The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view

Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.


T. ROWE PRICE ASSOCIATES, INC.



                       PROXY VOTING - PROCESS AND POLICIES



T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.



PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.



Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.



T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.



FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.



CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.



T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:



Election of Directors



T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.



Executive Compensation



Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.



Anti-takeover and Corporate Governance Issues



T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.



Social and Corporate Responsibility Issues



T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.



MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.



REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.


THIRD AVENUE MANAGEMENT LLC

THIRD AVENUE MANAGEMENT LLC ("TAM") - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser3 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility(1).


-------------------
                                      C-54

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

(1) Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of

TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A

                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.       AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value

-    Offering period is 27 months or less, and

-    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

         Institutional Shareholder Services, Inc. ("ISS")

UNION PLANTERS INVESTMENT ADVISORS, INC

PROXY VOTING PROCEDURES

The Firm's Policy & Procedures Manual regarding proxy voting provides:

         Subject to the specific written direction from a client, proxy voting shall be the responsibility of the Firm's Equity Policy Committee, which has delegated the responsibility for voting proxies for which it has the responsibility to vote to an unaffiliated service provider.

These procedures are adopted by the Firm's Equity Policy Committee (the "Committee") pursuant to the policy cited above.

1. Evaluation and Voting

The Firm has delegated proxy-voting authority to an outside service provider that will receive each proxy that the Firm has the responsibility to vote. The designated service provider will review the issues presented by the proxy and, where it is appropriate to do so, will vote the proxy in accordance with the Firm's proxy voting guidelines.

If the proxy presents issues not addressed in the proxy voting guidelines or the Committee believes that one or more issues presented by the proxy should not be voted as indicated by the guidelines, the Committee will review the issue and the Firm will cast its vote based upon the recommendation of the Committee.

2. Conflict of Interest

The use of a third party proxy voting service is designed to ensure that the Firm will vote client securities in the best interest of the clients and will avoid material conflicts between the Firm and its clients. The Firm has delegated the responsibility for voting proxies for whom the Firm has the responsibility to vote. The designated provider will review the issues presented by each proxy and, will vote the proxy on behalf of the Firm in accordance with its proxy voting guidelines.

                                  3. REPORTING

The Committee will review and maintain Vote Summary Reports received from the outside service provider relating to the voting of proxies.

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits

         List all exhibits filed as part of the Registration Statement.

         (a) 1. (A) Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

                (B) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)

                (C) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)

                (D) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)

                (E) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)

                (F) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)

                (G) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)

                (H) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (3)

                (I) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (3)

                (J) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc.  (4)

                (K) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (6)

                (L) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (7)

                (M) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (8)

                (N) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (10)

                (O) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (11)

                (P) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (13)

                (Q) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (14)

                (R) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (16)


                (S) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (17)



                (T) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (28)



                (U) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (30)



                (V) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc.


         (b) Bylaws of AEGON/Transamerica Series Fund, Inc. (2)

         (c) Not applicable.

         (d) Investment Advisory Agreements

            (1)   a. Investment Advisory Agreement on behalf of the
                     portfolios of AEGON/Transamerica Series Fund, Inc. with AEGON/Transamerica Fund Advisers, Inc. (23)

                  b. Investment Advisory Agreement (updated Schedule A only)



            (2)   Sub-Advisory Agreement on behalf of Janus Growth (20)



            (3)   Sub-Advisory Agreement on behalf of Van Kampen Emerging Growth
                  (8)



            (4)   Sub-Advisory Agreement on behalf of Federated Growth & Income
                  (8)



            (5) Sub-Advisory Agreement on behalf of Mercury Large Cap Value (formerly PBHG/NWQ Value Select)



            (6)   Sub-Advisory Agreement on behalf of Third Avenue Value (8)



            (7)   Sub-Advisory Agreement on behalf of AEGON Bond (20)



            (8)   Sub-Advisory Agreement on behalf of T. Rowe Price Small Cap
                  (20)



            (9)   Sub-Advisory Agreement on behalf of Marsico Growth (25)



            (10)  Sub-Advisory Agreement on behalf of Salomon All Cap (8)



            (11) Sub-Advisory Agreement on behalf of J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap)



            (12) Sub-Advisory Agreement on behalf of Great Companies - Americasm and Great Companies - Technology(sm) (9)



            (13) Sub-Advisory Agreement on behalf of Templeton Great Companies Global (30)



            (14) Sub-Advisory Agreement on behalf of American Century Large Company Value (formerly American Century Income & Growth)



            (15) Sub-Advisory Agreement on behalf of American Century International (15)



            (16)  Sub-Advisory Agreement on behalf of Munder Net50 (17)



            (17) Sub-Advisory Agreement on behalf of Clarion Real Estate Securities (30)



            (18) Sub-Advisory Agreement on behalf of Asset Allocation - Conservative Portfolio, Asset Allocation Moderate Portfolio, Asset Allocation - Moderate Growth Portfolio and Asset Allocation - Growth Portfolio N/A



            (19)  Sub-Advisory Agreement on behalf of PIMCO Total Return (20)



            (20) Sub-Advisory Agreement on behalf of Transamerica Convertible Securities and Transamerica Money Market (20)



            (21) Sub-Advisory Agreement on behalf of Van Kampen Large Cap Core (formerly Van Kampen Asset Allocation)



            (22) Sub-Advisory Agreement on behalf of and Van Kampen Active International Allocation (20)



            (23) Sub-Advisory Agreement on behalf of T. Rowe Price Equity Income and T. Rowe Price Growth Stock (20)



            (24) Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global (20)



            (25)  Sub-Advisory Agreement on behalf of Jennison Growth (20)



            (26) Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value (formerly Dreyfus Small Cap Value)



            (27) Sub-Advisory Agreement on behalf of Transamerica U.S. Government Securities (20)



            (28)  Sub-Advisory Agreement on behalf of J.P. Morgan Enhanced Index
                  (20)



            (29)  Sub-Advisory Agreement on behalf of MFS High Yield (20)



            (30)  Sub-Advisory Agreement on behalf of Transamerica Equity (20)



            (31) Sub-Advisory Agreement on behalf of Select+ Aggressive, Select+ Growth & Income and Select+ Conservative (24) (32) Sub-Advisory Agreements on behalf of, Transamerica Growth Opportunities and Transamerica Value Balanced (25)



            (35)  Sub-Advisory Agreement on behalf of Transamerica Equity II
                  (30)



            (36)  Sub-Advisory Agreement on behalf of Transamerica Balanced


         (e) Distribution Agreement (8)

         (f) Director's Deferred Compensation Plan (1)

         (g) Custodian Agreement (3)


         (h) Administrative Services and Transfer Agency Agreement (3)



         (i) Opinion and consent of John K. Carter, Esq. as to legality of the securities being registered



         (j) Consent of PricewaterhouseCoopers LLP


         (k) Financials - AEGON/Transamerica Fund Advisers, Inc. (29)

         (l) Not applicable

         (m) (1) Plan of Distribution (8)
             (2) Brokerage Enhancement Plan (21)

         (n) Not applicable

         (o) Reserved


         (p) Code of Ethics

            (1)   AEGON/Transamerica Series Fund, Inc. (27)

         SUB-ADVISERS

         (2)      AEGON/Transamerica Fund Advisers, Inc. (27)

         (3)      AEGON USA Investment Management, LLC (13)

         (4)      Federated Investment Counseling (10)

         (5)      Banc of America Capital Management LLC (25)

         (6)      Janus Capital Management LLC (10)

         (7)      Salomon Brothers Asset Management Inc (10)

         (8)      Transamerica Investment Management, LLC (10)

         (9)      T. Rowe Price Associates, Inc. (10)

         (10)     Great Companies, L.L.C. (13)

         (11)     Van Kampen Asset Management, Inc. (11)

         (12)     Third Avenue Management LLC (25)

         (13)     American Century Investment Management, Inc. (16)

         (14)     Munder Capital Management (10)

         (15)     ING Clarion Real Estate Securities (20)

         (16)     Jennison Associates LLC (20)

         (17)     MFS Investment Management (20)

         (18)     Pacific Investment Management Company LLC (20)

         (19)     Banc One Investment Advisors Corporation (20)

         (20      Morgan Stanley Investment Management, Inc. (20)


         (21)     Capital Guardian Trust Company (20)



         (22)     Union Planters Investment Advisors, Inc. (23)



         (23)     Templeton Investment Counsel, LLC (28)



         (24)     Fund Asset Management, L.P. doing business as Mercury Advisors


------------------------
(1) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.

(2) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996 and incorporated herein by reference.

(3) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.

(4) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 and incorporated herein by reference.

(5) Previously filed with Post-Effective Amendment No. 29 to Form N-1A dated June 30, 1997 and incorporated herein by reference.

(6) Previously filed with Post-Effective Amendment No. 31 to Form N-1A dated October 16, 1997 and incorporated herein by reference.

(7) Previously filed with Post-Effective Amendment No. 34 to Form N-1A dated April 22, 1998 and incorporated herein by reference.

(8) Previously filed with Post-Effective Amendment No. 36 to Form N-1A dated April 27, 1999 and incorporated herein by reference.

(9) Previously filed with Post-Effective Amendment No. 37 to Form N-1A dated February 16, 2000 and incorporated herein by reference.

(10) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 35 to Form N-1A dated April 4, 2000 and incorporated herein by reference.

(11) Previously filed with Post-Effective Amendment No. 38 to Form N-1A dated April 28, 2000 and incorporated herein by reference.

(12) Previously filed with Post-Effective Amendment No. 39 to Form N-1A dated June 16, 2000 and incorporated herein by reference.

(13) Previously filed with Post-Effective Amendment No. 40 to Form N-1A dated September 1, 2000 and incorporated herein by reference.

(14) Previously filed with Post-Effective Amendment No. 41 to Form N-1A dated September 15, 2000 and incorporated herein by reference.

(15) Previously filed with Post-Effective Amendment No. 43 to Form N-1A dated February 15, 2001 and incorporated herein by reference.

(16) Previously filed with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000 and incorporated herein by reference (File No. 2-82734).

(17) Previously filed with Post-Effective Amendment No. 44 to Form N-1A dated April 11, 2001 and incorporated herein by reference.

(18) Previously filed with Post-Effective Amendment No. 45 to Form N-1A dated May 1, 2001 and incorporated herein by reference.

(19) Previously filed with Post-Effective Amendment No. 46 to Form N-1A dated May 2, 2001 and incorporated herein by reference.

(20) Previously filed with Post-Effective Amendment No. 50 to Form N-1A dated April 30, 2002 and incorporated herein by reference.

(21) Previously filed with Post-Effective Amendment No. 52 to Form N-1A dated July 30, 2002 and incorporated herein by reference.

(22) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 53 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference (File No. 811-4556).

(23) Previously filed with Post-Effective Amendment No. 53 to Form N-1A dated August 16, 2002 and incorporated herein by reference.

(24) Previously filed with Post-Effective Amendment No. 54 to Form N-1A dated September 18, 2002 and incorporated herein by reference.

(25) Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.

(26) Previously filed with BlackRock Funds Post-Effective Amendment No. 52 to the Registration Statement filed on March 23, 2000 and incorporated herein by reference.

(27) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 51 to the Registration Statement filed on December 31, 2002 and incorporated herein by reference (File No. 811-4556).

(28) Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.


(29) Previously filed with Transamerica IDEX Mutual Fund's Post-Effective Amendment No. 56 to the Registration Statement filed on March 1, 2004 and incorporated herein by reference (File No. 811-4556).



(30) Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.


Item 24.      Persons Controlled by or under Common Control with Registrant.

         Shares of the Registrant are sold and owned by the separate accounts established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Common Stock of the Registrant are also sold to Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, all affiliates of Western Reserve, for their respective separate accounts.

         Item 25.    Indemnification.

Article VI of the By-Laws of AEGON/Transamerica Series Fund, Inc. provides in its entirety as follows:

         Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of Investment Adviser.


         AEGON/Transamerica Fund Advisers, Inc.



              The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of ATFA, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of
              ATFA: Kim D. Day, Senior Vice President and Treasurer, is Senior Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.



         Janus Growth:  Sub-Adviser - Janus Capital Management LLC ("Janus")



         Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, serves as sub-adviser to the portfolio. Janus also serves as sub-adviser to certain of the mutual funds within Transamerica IDEX Mutual Funds and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.



         Thomas A. Early, Senior Vice President, General Counsel, Secretary and Chief of Corporate Affairs; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Vice President and Assistant General Counsel; Heidi J. Walter, Vice President and Assistant General Counsel; Loren M. Starr, Senior Vice President and Chief Financial Officer; Mark B. Whiston, Chief Executive Officer; David R. Kowalski, Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Senior Vice President and Chief Marketing Officer; R. Timothy Hudner, Vice President of Operations and Technology; James
P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; Lars O. Soderberg, Executive Vice President and Managing Director of Institutional Services; Richard C. Garland, Executive Vice President and Managing Director; William H. Bales, Vice President; Laurence J. Chang, Vice President; David C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President; E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; John H. Schreiber, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Joseph W. Baggett, Vice President; Andrew J. Iseman, Vice President, Corporate and Institutional Services and Operations; Stephen Belgrad, Vice President of Finance and Strategy; Matthew R. Luorna, Vice President and Treasurer; Gregory A. Frost, Vice President and Controller; Nigel J. Austin, Vice President of International Funds and Assistant General Counsel; Douglas N. Beck, Vice President of Corporate Affairs; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Cousel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Vice President of Human Resources; Mary-Martha Bahn, Vice President of Leadership Development; Bradley Prill, Vice President of Total Rewards; James J. Coffin, Vice President of Institutional Services; Michael Matus, Vice President of Institutional Services; John E. Ostrander, Vice President of Institutional Services; Russell P. Shipman, Vice President of Institutional Services; Tom H. Warren, Vice President of Institutional Services; Walter G. Wogton, Vice President of Institutional Services; George W. Hagerman, Vice President of Institutional Services and Director of Advisory Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane C. Ingalls, Vice President of Public Relations; Anita E Falicia, Vice President of Investment Accounting; Andrea J. Young, Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President.


         J. P. Morgan Enhanced Index and J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap): Sub-Adviser - J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

         J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

         The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: George C. Gatch, Managing Director, Director and President of J.P. Morgan Funds; Evelyn E. Guernsey, Managing Director, Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services; Lawrence Unrein, Manageing Director, Director and Head of the Private Equity Group for J.P. Morgan Fleming Asset Management ("JPMFAM"); Mark B. E. White, Managing Director, Director and Head of International Institutional Business for JPMFAM; Roy Kinnear, Managing Director, Treasurer of JPMIM; Anthony M. L. Roberts, Managing Director, Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business; Thomas J. Smith, Managing Director, Chief Compliance Officer for J.P. Morgan Chase & Co.'s investment management business in the Americas.

         AEGON Bond: Sub-Adviser - Banc One Investment Advisors Corporation ("Banc One")

         Banc One, located at 1111 Polaris Parkway, Suite 2-G/J/L, Columbus Ohio 3240 serves as sub-adviser.

         The directors and officers are: Peter W. Atwater, Director; Mark A. Beeson, Director; Richard Jandrain, Director; Michael V. Wible, Corporate Secretary; Gary J. Madich, Director; David J. Kundert, Director, President and Chief Executive Officer; John Abunassar, Director; Verlin L. Horn, Chief Financial Officer.

         Van Kampen Emerging Growth, Van Kampen Large Cap Core (formerly Van Kampen Asset Allocation) and Van Kampen Active International Allocation:
Sub-Adviser - Van Kampen Asset Management Inc. (sub-adviser for Van Kampen Emerging Growth) and Morgan Stanley Investment Management Inc. (sub-adviser for Van Kampen Large Cap Core and Van Kampen Active International Allocation)

         Van Kampen Asset Management (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

         Morgan Stanley Investment Management Inc. (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, President and Chief Operating Officer; Joseph J. McAlinden, Chief Investment Officer and Managing Director; Rajesh K Gupta, Chief Administrative Officer - Investments and Managing Director; Ronald E. Robison, Chief Global Operations Officer and Managing Director; Barry Fink, Managing Director; Alexander Frank, Treasurer and Managing Director and Jeffrey Hiller, Global Director of Compliance and Managing Director. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Biggs, Merin, McAlinden, Gupta, Robison, Fink and Hiller is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

         Federated Growth & Income: Sub-Adviser - Federated Equity Management Company of Pennsylvania ("Federated")

         Federated Equity Management Company of Pennsylvania, Federated Investors Tower, Pittsburgh, PA 15222-3779, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.

Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.

         The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.

         The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

         Third Avenue Value: Sub-Adviser - Third Avenue Management LLC ("TAM")

         TAM is a Delaware Limited Liability Company. The parent company of TAM is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of TAM, certain key employees of the sub-adviser and the children of Martin J. Whitman.

         The officers of TAM are listed below. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at TAM or its predecessor for at least the past two years and is located at TAM's business address of 622 Third Avenue, New York, New York, 10017. Martin J. Whitman, Co-Chief Investment Officer of TAM; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of TAM; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of TAM, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of TAM, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.

         Salomon All Cap: Sub-Adviser - Salomon Brothers Asset Management Inc. ("SaBAM")

         SaBAM is located at 399 Park Avenue, New York, NY, 10022. The directors and officers are as follows: Virgil H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.

         T. Rowe Price Small Cap, T. Rowe Price Equity Income, and T. Rowe Price Growth Stock: Sub-Adviser - T. Rowe Price Associates, Inc. ("T. Rowe")

         T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, MD 21202 serves as sub-adviser to AEGON/Transamerica Series Fund, Inc. - T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price Small Cap. Directors of T. Rowe are: Edward C. Bernard; James A.C. Kennedy; William T. Reynolds; James S. Riepe; George A. Roche; and David Testa.

         Great Companies - America(SM) and Great Companies - Technology(SM):
Sub-Adviser - Great Companies, L.L.C. ("Great Companies")

         Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to Great Companies - America(SM) and Great Companies - Technology(SM), and as co-sub-adviser to Templeton Great Companies Global. John R. Kenney serves as Chairman and Co-CEO.; James H. Huguet, serves as President and Co-CEO of Great Companies; Thomas R. Moriarty, Manager, also serves as Chairman, Director and President of InterSecurities, Inc.; and Vice President of AFSG Securities, Inc.; (all of St. Petersburg, FL); Jerome C. Vahl, Manager, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio; and Director of AEGON Asset Management Services, Inc.; John C. Riazzi, Manager, serves as Chief Executive Officer of Transamerica Investment Management, LLC.

         Templeton Great Companies Global: Co-Sub-Advisers - Great Companies and Templeton Investment Counsel, LLC ("Templeton")

         Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President & Secretary; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Sr. Vice President & Portfolio Manager - Research Analyst; Charles R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Sr. Vice President & Portfolio Manager - Research Analyst; Cindy L. Sweeting, Sr. Vice President & Portfolio Manager - Research Analyst; Edgerton T. Scott, Sr. Vice President & Portfolio Manager - Research Analyst; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President & Portfolio Manager - Research Analyst.

         American Century Large Company Value (formerly American Century Income & Growth) and American Century International: Sub-

              Adviser - American Century Investment Management, Inc. ("American Century")

         American Century is located at, 4500 Main Street, Kansas City, MO 64111. James Evans Stowers, Jr. is Director and Stockholder; James Evans Stowers, III is Director and Portfolio Manager; William McClellan Lyons is President and Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; Robert C. Puff is Chairman of the Board; Paul Adam Ehrhardt is Chief Operating Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liason; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

         Munder Net50: Sub-Adviser - Munder Capital Management ("Munder")

         Munder is located at 480 Pierce Street, Birmingham, MI 48009. The principal partners of Munder are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 98% of the partnership interests in the Sub-Adviser. Executive Officers of Munder include James C. Robinson, Chairman and Chief Executive Officer, who also serves as President of The Munder Funds and is a Registered Representative for BISYS Fund Services Limited Partnership; Enrique Chang, President and Chief Executive Officer; Peter K. Hoglund, Chief Administrative Officer, who also serves as Vice President of The Munder Funds; Todd B. Johnson, Chief Executive Officer of World Asset Management, a division of Munder Capital Management; Peter G. Root, Vice President and Chief Investment Officer - Fixed Income, who is also a Registered Representative for BISYS Fund Services Limited Partnership; Stephen J. Shenkenberg, Executive Vice President, General Counsel and Chief Compliance Officer, who also serves as Vice President and Secretary of The Munder Funds and is a Registered Representative for BISYS Fund Services Limited Partnership; Paul
T. Cook, Director - Technology Investing; Sharon E. Fayolle, Vice President and Director - Cash Management, who is also a Registered Representative for BISYS Fund Services Limited Partnership; Anne K. Kennedy, Vice President and Director
- Portfolio Management, who is also a Registered Representative for BISYS Fund Services Limited Partnership; and Beth Obear, Director - Human Resources.

         Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global: Sub-Adviser - Capital Guardian Trust Company ("Capital Guardian")

         Capital Guardian is located at, 333 South Hope Street, Los Angeles, CA 90071. The executive officers include: Michael R. Ericksen, Director; David I. Fisher, Director; William H. Hurt, Chairman & Director; Nancy J. Kyle, Director; Robert Ronus, Director; Theodore R. Samuels, Director; Lionel A. Sauvage, Director; John H. Seiter, Director & Executive Vice President; Eugene P. Stein, Executive Vice President; Andrew F. Barth, Director; Julius T. Berkemeir, Vice President; James S. Kong, Senior Vice President; Karin L. Larson Director; Louise M. Moriarty, Senior Vice President; Shelby Notkin, Senior Vice President.

         Clarion Real Estate Securities: Sub-Adviser - ING Clarion Real Estate Securities ("Clarion")

Clarion is located at 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087. The officers are as follows: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer; Charles Grossman, Executive Officer; C. Stephen Cordes, Executive Officer; and Jeffrey A. Barclay, Executive Officer.

         Jennison Growth: Sub-Adviser - Jennison Associates LLC ("Jennison")

         Jennison is an indirect wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

         The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

         The officers are as follows: Dennis M. Kass, Director, Chairman and Chief Executive Officer, also serving as Director and Vice President of Prudential Investment Management, Inc. ("PIM"), and Director of Prudential Trust Company ("PTC"); Spiros Segalas, Director, President and Chief Investment Officer, also serves as Vice President of PTC; Michael A. Del Balso, Director and Executive Vice President, also serves as Vice President of PTC; Karen E. Kohler, Director, Executive Vice President; Kathleen A. McCarragher, Director and Executive Vice President, also serves as Vice President of PTC; Mary-Jane Flaherty, Director, also serves as Managing Director - Strategic Initiatives of PIM, Director and Vice President of Prudential Asset Management Holding Company ("PAMHC"); Philip N. Russo, Director, also serves as Director of PIM, Director of PRICOA General Partner Limited, Treasurer of PIM Warehouse, Inc. ("PIMW"), Chief Financial Officer, Executive Vice President and Treasurer of PIFM Holdco, Inc., Chief Financial Officer, Executive Vice President and Treasurer of Prudential Investments LLC, Chief Financial Officer of Prudential Mutual Fund Services LLC, Vice President and Director of PIM Investments, Inc.

("PIMI"), Vice President Finance of PIM Foreign Investments, Inc. ("PIMF"), Chief Financial Officer, Executive Vice President and Director of American Skandia Investments Services, Incorporated, Chief Financial Officer and Director of American Skandia Fund Services, inc., Chief Financial Officer, Executive Vice President and Director of American Skandia Advisory Services, Inc.; John R. Strangfeld, Director, also serving as Vice Chairman of Prudential Financial, Inc. ("PFI"), Director and Chairman of PIM, Director and President of PAMHC, Director, Chairman and Chief Executive Officer of Prudential Securities Group, Inc., Director, Chairman and Chief Executive Officer of Prudential Equity Group, Inc., Director and Chairman of PIM Global Financial Strategies, Inc., Director and President of Prudential Capital and Investment Services, LLC, Chairman of Wachovia Securities, LLC; Kevin C. Uebelein, Director, also serves as Director, Chief Investment Officer, Senior Managing Executive Officer and Executive Officer of The Gibralter Life Insurance Company, Ltd, Senior Vice President of PIM, Director of Prudential Investment Management (Japan), Inc. and Director of Asian Infrastructure Mezzanine Capital Fund; and Bernard B. Winograd, Director, also serves as Chief Executive Officer and President of PIM, Director and Vice President of PAMHC, Director and Chairman of PIMW, Director and Chairman of PIC Holdings Limited, Trustee of 745 Property Investments, Executive Vice President of Prudential Investment Management Services LLC, Director and President of PIMI, President of PIMF, and Signatory Second Vice President of The Prudential Insurance Company of America.

         MFS High Yield: Sub-Adviser - MFS Investment Management ("MFS")

         MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are John W. Ballen, Kevin R. Parke, William W. Scott, Jr., Martin E. Beaulieu, Robert J. Manning, C. James Prieur, Donald A. Stewart, William W. Stinson, James C. Baillie and Richard L. Schmalensee. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. William Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and also Director of Global Distribution. Mr. Parke is President and also Chief Investment Officer. Mr. Manning is also Executive Vice President and Chief Fixed Income Officer. Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robert J. Whelan is a Senior Vice President and Chief Financial Officer of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.

         PIMCO Total Return: Sub-Adviser - Pacific Investment Management Company LLC ("PIMCO")

         PIMCO is located at, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660. Arnold, Tamara J. Executive Vice President, PIMCO and PIMCO Management, Inc; Asay, Michael R. Senior Vice President, PIMCO and PIMCO Management, Inc.; Baker, Brian P. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Singapore) Limited; Bass, Shannon Senior Vice President, PIMCO and PIMCO Management, Inc.; Beaumont, Stephen B. Vice President, PIMCO and PIMCO Management, Inc.; Benz, William R. II Managing Director, Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC; Bhansali, Vineer Executive Vice President, PIMCO and PIMCO Management, Inc.; Bishop, Gregory A. Senior Vice President, PIMCO and PIMCO Management, Inc.; Vice President, PIMCO Variable Insurance Trust; Borneleit, Adam Vice President, PIMCO and PIMCO Management, Inc.; Brown, Eric Vice President, PIMCO and PIMCO Management, Inc.; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc.; Brynjolfsson, John B. Executive Vice President, PIMCO and PIMCO Management, Inc. Burns, R. Wesley Managing Director, PIMCO. Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. President and Trustee of the Trust and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Callin, Sabrina C. Vice President, PIMCO and PIMCO Management, Inc. Clark, Marcia K. Vice President, PIMCO and PIMCO Management, Inc. Conseil, Cyrille Senior Vice President, PIMCO and PIMCO Management, Inc. Cummings, Doug Vice President, PIMCO and PIMCO Management, Inc. Cupps, Wendy W. Executive Vice President, PIMCO and PIMCO Management, Inc. Dada, Suhail Vice President, PIMCO and PIMCO Management, Inc. Dawson, Craig Vice President, PIMCO and PIMCO Management, Inc. Dialynas, Chris Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. Dorff, David J. Vice President, PIMCO and PIMCO Management, Inc. Dow, Michael G. Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Dunn, Anita Vice President, PIMCO and PIMCO Management, Inc. Durn, Sandra Senior Vice President, PIMCO and PIMCO Management, Inc. Easterday, Jeri Vice President, PIMCO and PIMCO Management, Inc. El-Erian, Mohamed A. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Estep, Bret W. Vice President, PIMCO and PIMCO Management, Inc. Ettl, Robert A. Executive Senior Vice President, PIMCO and PIMCO Management, Inc. Evans, Stephanie D. Vice President, PIMCO and PIMCO Management, Inc. Feingold, Andrea S. Executive Vice President, PIMCO and PIMCO Management, Inc. Fisher, Marcellus Vice President, PIMCO and PIMCO Management, Inc. Fitzgerald, Robert M. Chief Financial Officer and Treasurer, PIMCO, PIMCO Management, Inc., Cadence Capital Management, Inc., NFJ Investment Group, NFJ Management, Inc., Parametric Portfolio Associates, Parametric Management Inc., StocksPLUS Management Inc. and PIMCO Funds Distributors LLC; Chief Financial Officer and Assistant Treasurer, Cadence Capital Management; Director, Senior Vice President and Chief Financial Officer, Oppenheimer Group, Inc.; Chief Financial Officer and Senior Vice President, PIMCO Advisors; Chief Financial Officer, PIMCO Global Advisors LLC. Fournier, Joe Vice President, PIMCO and PIMCO Management, Inc. Foulke, Steve A. Senior Vice President, PIMCO and PIMCO Management, Inc. Frisch, Ursula T. Senior Vice President, PIMCO and PIMCO Management, Inc. Garbuzov, Yuri P. Vice President, PIMCO and PIMCO Management, Inc. Gleason, G. Steven Vice President, PIMCO and PIMCO Management, Inc. Goldman, Stephen S. Vice President, PIMCO and PIMCO Management, Inc. Graber, Greg Vice President, PIMCO and PIMCO Management, Inc. Gross, William H. Managing Director and Executive Committee Member, PIMCO; Director and Managing

Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO Variable Insurance Trust; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Hague, John L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. Hally, Gordon C. Executive Vice President, PIMCO and PIMCO Management, Inc. Hamalainen, Pasi M. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Hardaway, John P. Senior Vice President, PIMCO and PIMCO Management, Inc.; Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Funds: Multi-Manager Series. Harris, Brent R. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board and Executive Committee, PIMCO Advisors; Member of PIMCO Partners LLC. Hart, Phillip Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Sydney) Limited. Harumi, Kazunori Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Hayes, Raymond C. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Hinman, David C. Executive Vice President, PIMCO and PIMCO Management, Inc. Hodge, Douglas M. Executive Vice President, PIMCO and PIMCO Management, Inc. Holden, Brent L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Holloway, Dwight F., Jr. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Hudoff, Mark Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Munich) Limited. Hudson, James Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (London) Limited. Isberg, Margaret E. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President of the Trust. Ivascyn, Daniel J. Vice President, PIMCO and PIMCO Management, Inc. Jacobs, Lew W. Senior Vice President, PIMCO and PIMCO Management, Inc. Kelleher III, Thomas J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Keller, James M. Executive Vice President, PIMCO and PIMCO Management, Inc. Kendrick, Karen Vice President, PIMCO and PIMCO Management, Inc. Kennedy, Raymond G., Jr. Executive Vice President, PIMCO and PIMCO Management, Inc. Kido, Mashiro Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Kiesel, Mark R. Senior Vice President, PIMCO and PIMCO Management, Inc. Kirkbaumer, Steven P. Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Variable Insurance Trust. Koba, Toshio Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Lackey, W. M. Reese Vice President, PIMCO and PIMCO Management, Inc. Larsen, Henrik P. Vice President and Manager, Fund Administration, PIMCO. Vice President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Funds:
Multi-Manager Series. Lee, David Vice President, PIMCO and PIMCO Management, Inc. Lindgren, Peter Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (London) Limited. Loftus, John S. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President of the Trust; Vice President and Assistant Secretary, StocksPLUS Management, Inc. Lown, David Senior Vice President, PIMCO and PIMCO Management, Inc. Ludwig, Jeff Senior Vice President, PIMCO and PIMCO Management, Inc. Makinoda, Naoto Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Mallegol, Andre J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Mariappa, Sudesh N. Executive Vice President, PIMCO and PIMCO Management, Inc. Martin, Scott W. Vice President, PIMCO and PIMCO Management, Inc. Martini, Michael E. Senior Vice President, PIMCO and PIMCO Management, Inc. Mather, Scott A. Executive Vice President, PIMCO and PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc. McCray, Mark V. Executive Vice President, PIMCO and PIMCO Management, Inc. McCulley, Paul A. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. McDevitt, Joseph E. Executive Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief Executive Officer, PIMCO Global Advisors (Europe) Limited. Meiling, Dean S. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO
Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Member, PIMCO Partners LLC. Metsch, Mark E. Vice President, PIMCO and PIMCO Management, Inc. Mewbourne, Curtis Senior Vice President, PIMCO and PIMCO Management, Inc. Miller, John Vice President, PIMCO and PIMCO Management, Inc. Millimet, Scott Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Mitchell, Gail Vice President, PIMCO and PIMCO Management, Inc. Moll, Jonathan
D. Senior Vice President, PIMCO and PIMCO Management, Inc. Monson, Kirsten S. Executive Vice President, PIMCO and PIMCO Management, Inc. Muzzy, James F. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Member of PIMCO Partners LLC.; Vice President of the Trust. Nercessian, Terry Vice President, PIMCO and PIMCO Management, Inc. Norris, John Vice President, PIMCO and PIMCO Management, Inc. Nguyen, Vinh T. Controller, PIMCO; Vice President and Controller, PIMCO Advisors, Cadence Capital Management, Inc., NFJ Management, Inc., Parametric Management, Inc., StocksPLUS Management, Inc., PIMCO Funds Distributors LLC, PIMCO Management, Inc., PIMCO Global Advisors LLC. O'Connell, Gillian Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (London) Limited. O'Keefe, R. Ian Vice President, PIMCO and PIMCO Management, Inc. Okamura, Shigeki Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Ongaro, Douglas J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Otterbein, Thomas J. Executive Vice President, PIMCO and PIMCO Management, Inc. Palghat, Kumar N. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Australia) Limited. Paulson, Bradley W. Senior Vice President, PIMCO and PIMCO Management, Inc. Perez, Keith Vice President, PIMCO and PIMCO Management, Inc. Phansalker, Mohan V. Executive Vice President, Senior Legal Officer and Assistant Secretary, PIMCO and PIMCO Management, Inc.; Vice President and Assistant Secretary, StocksPLUS Management, Inc. Philipp, Elizabeth M. Senior Vice President, PIMCO and PIMCO Management, Inc. Pittman, David J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Podlich, William F. III Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Porterfield, Mark Vice President, PIMCO and PIMCO Management, Inc. Powers, William C. Managing Director and Executive Committee Member,

PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior
Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC. Rappaport, Marcy Vice President, PIMCO and PIMCO Management, Inc. Reimer, Ron Vice President, PIMCO and PIMCO Management, Inc. Reisz, Paul W. Vice President, PIMCO and PIMCO Management, Inc. Repoulis, Yiannis Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Rodgerson, Carol Vice President, PIMCO and PIMCO Management, Inc. Romano, Mark A. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Roney, Scott L. Senior Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief Executive Officer, PIMCO Global Advisors (Japan) Limited. Rosiak, Jason Vice President, PIMCO and PIMCO Management, Inc. Rowe, Cathy T. Vice President, PIMCO and PIMCO Management, Inc. Ruthen, Seth R. Senior Vice President, PIMCO and PIMCO Management, Inc. Sargent, Jeffrey M. Senior Vice President, PIMCO, PIMCO Management, Inc., and the Trust, PIMCO Funds:
Multi-Manager Series, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc. Schmider, Ernest L. Managing Director and Secretary, PIMCO; Director, Managing Director and Secretary, PIMCO Management, Inc.; Secretary, PIMCO Partners LLC; Director and Assistant Secretary, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Advisors. Scholey, Leland T. Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Schucking, Ivor Senior Vice President, PIMCO and PIMCO Management, Inc. Schulist, Stephen O. Senior Vice President, PIMCO and PIMCO Management, Inc. Scibisz, Iwona E. Vice President, PIMCO and PIMCO Management, Inc. Seliga, Denise C. Senior Vice President, PIMCO and PIMCO Management, Inc. Sellers, Devin Vice President, PIMCO and PIMCO Management, Inc. Shaler, Tim Vice President, PIMCO and PIMCO Management, Inc. Sheehy, Erica Vice President, PIMCO and PIMCO Management, Inc. Simon, Scott Executive Vice President, PIMCO and PIMCO Management, Inc. Telish, Christine Vice President, PIMCO and PIMCO Management, Inc. Theodore, Kyle, J. Vice President, PIMCO and PIMCO Management, Inc. Thomas, Lee R. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member PIMCO Partners LLC. Thompson, William S. Jr. Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO; Director, Managing Director and Chief Executive Officer, PIMCO Management, Inc.; Director and President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Variable Insurance Trust; Vice President of the Trust and PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board and Executive Committee Member, PIMCO Advisors; Member, President and Chief Executive Officer of PIMCO Partners LLC. Thurston, Powell Vice President, PIMCO and PIMCO Management, Inc. Trosky, Benjamin L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Tyson, Richard E. Senior Vice President, PIMCO and PIMCO Management, Inc. Van de Zilver, Peter A. Vice President, PIMCO and PIMCO Management, Inc. Van Heel, Marc Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Vick, Dave Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Sydney) Limited. Weil, Richard M. Executive Vice President and Assistant Secretary, PIMCO, PIMCO Management, Inc., Cadence Capital Management, and PIMCO Funds Distributors LLC; General Counsel and Senior Vice President, PIMCO Advisors; Secretary, Cadence Capital Management, Inc. NFJ Management, Inc., Parametric Management, Inc., NFJ Investment Group, Parametric Portfolio Associates, and StocksPLUS Management, Inc.; Vice President, PIMCO Funds: Multi-Manager Series; Senior Vice President, General Counsel and Assistant Secretary, PIMCO Global Advisors LLC; Senior Vice President and Assistant Secretary, PIMCO Global Advisors (Japan) Limited. Willemsen, Mick Vice President, PIMCO and PIMCO Management, Inc.; Assistant Secretary, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc. Wilson, John Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Sydney) Limited. Wilson, Susan Senior Vice President, PIMCO and PIMCO Management, Inc. Wood, George H. Executive Vice President, PIMCO and PIMCO Management, Inc. Wyman, Charles Executive Vice President, PIMCO and PIMCO Management, Inc. Young, David Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Yu, Cheng-Yuan Vice President, PIMCO and PIMCO Management, Inc. Zhu, Changhong Senior Vice President, PIMCO and PIMCO Management, Inc.

       Transamerica Equity, Transamerica U.S. Government Securities,
                  Transamerica Money Market, Transamerica Value Balanced, Transamerica Convertible Securities, Transamerica Small/Mid Cap Value (formerly Dreyfus Small Cap Value) and Transamerica Growth Opportunities: Sub-Adviser - Transamerica Investment Management, LLC ("TIM")

         TIM is located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. The officers are John R. Kenney, Manager, and is also Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C. Larry N. Norman, Manager, and is also Director, AEGON/Transamerica Series Fund, Inc. ("ATSF"), and AEGON/Transamerica Investor Services, Inc; ("ATIS") Director and Chairman, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), and AEGON/Transamerica Fund Services, Inc. ("ATFS"); and Director and President of AFSG Securities Corporation ("AFSG"). John C. Riazzi, Manager and Chief Executive Officer. Gary U. Rolle, Manager, President and Chief Investment Officer. Brian C. Scott, Manager, and is also Director, President and Chief Executive Officer of ATFA ,ATFS and ATIS; President and Chief Executive Officer, ATSF. Jeffrey S. Van Harte, Manager, Senior Vice President and Head of Equities.

       Select+ Aggressive, Select+ Growth & Income, and Select+ Conservative:
                  Sub-Adviser - Union Planters Investment Advisors, Inc. ("Union Planters")

         Union Planters is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220. Alan W. Kennebeck, Chairman & Director, also serves as SEVP of Union Planters Corporation; Paul A. Anderson, President & Director, also serves as Chief Investment Officer.

      Marsico Growth: Sub-Adviser - Banc of America Capital LLC ("BACAP")

         Banc of America Capital Management, LLC ("BACAP LLC"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to IDEX Marsico Growth. Richard M. DeMartini, Manager responsible for supervisory oversight of the investment areas of BACAP LLC, also serves as Director of BACAP Alternative Advisors, Inc., President of the Bank of America Asset Management Group, and Member of the Bank of America Operating Committee and Risk & Capital Committee. Mr. DeMartini has also recently served as Interim President and Interim Chief Executive Officer of BACAP LLC (2003), Interim President of BACAP Advisory Partners, LLC (2003), and Manager of BACAP Distributors, LLC (2003).; Hollis K. (Keith) Winn, President and Manager responsible for supervisory oversight of all non-investment areas of BACAP, LLC, also serves as President and Manager of BACAP Distributors, LLC, President of BACAP Advisory Partners, LLC, and Director of BACAP Alternative Advisors, Inc. Mr. Winn has also recently served as Various to Chief Operating Officer of Banc of America Investment Services, Inc. (2001 to
2003).; Edward David Bedard, Senior Vice President, Managing Director, Chief Administrative Officer, Treasurer and Manager of BACAP LLC, also serves as Chief Operating Officer, Treasurer and Manager of BACAP Advisory Partners, LLC, Director of Banc of America Capital Management (Ireland), Limited, Various to Director, Senior Vice President and Treasurer of BACAP Alternative Advisors, Inc., Various to Senior Vice President, Chief Operating Officer, Chief Financial Officer and Manager of BACAP Distributors, LLC, Manager of BAS Alternative Management, LLC, and Senior Vice President of Bank of America, N.A.; Lori Jane Ensinger, Managing Director of Active Equities, has also recently served as Director of Value Strategies of BACAP LLC (2001 to 2003).; Mary A. Mullin, Compliance Officer of BACAP LLC, also serves as Compliance Officer of BACAP Distributors, LLC, Compliance Officer of BACAP Alternative Advisors, Inc., and Corporate Compliance Executive of Banc of America Capital Management, the asset management division of Bank of America, N.A. Ms. Mullin has also recently served as Various to Managing Director - Compliance for Deutsche Asset Management Americas for Deutsche Bank (1997 to 2002).; Andrew J. Stenwall, Various to Managing Director of Cash Investments and Fixed Income Investments of BACAP LLC, also serves as Senior Vice President of Bank of America, N.A.; Peter David Taube, Chief Financial Officer for BACAP LLC, also serves as Treasurer of BACAP Distributors, LLC. Mr. Taube has also recently served as Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002).; Cesare P. (Phil) Tazza, Chief Operating Officer, Senior Vice President, Managing Director and Manager of BACAP LLC, also serves as Senior Vice President and Manager of BACAP Distributors, LLC, Senior Vice President and Director of BACAP Alternative Advisors, Inc., and Senior Vice President of BACAP Advisory Partners, LLC. Mr. Tazza has also recently served as Global Head Operational Risk Management of Merrill Lynch & Co. (1999 to 2002).; Steven Bruce Young, Managing Director for Asset Allocation, also serves as Senior Market Strategist of BACAP LLC.

      Mercury Large Cap Value: Sub-Adviser - Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury")

         Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head
- Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock, First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay
L. Willoughby, CIO - Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.

Item 27.     Principal Underwriter

             (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Fund. AFSG currently serves as principal underwriter for the separate accounts of other affiliated Insurance Companies.

             (b) Directors and Officers of AFSG:


NAME AND PRINCIPAL BUSINESS            POSITION AND OFFICES WITH                   POSITION AND OFFICES WITH
          ADDRESS                              UNDERWRITER                                 REGISTRANT
Larry N. Norman                (1)  Director and President                      N/A

Anne M. Spaes                  (1)  Director and Vice President                 N/A

Lisa Wachendorf Compliance     (1)  Director, Chief Compliance Officer          N/A
                                    and Vice President

John K. Carter                 (2)  Vice President                              Senior Vice President, Secretary
                                                                                and General Counsel

Linda Gilmer                   (1)  Assistant Treasurer                         N/A

William G. Cummings            (2)  Vice President, Controller and              N/A
                                    Treasurer

Frank A. Camp                  (1)  Secretary                                   N/A

Priscilla I. Hechler           (2)  Assistant Vice President and Assistant      N/A
                                    Secretary

Thomas R. Moriarty             (2)  Vice President                              N/A

Darin D. Smith                 (1)  Vice President and Assistant Secretary      N/A

Teresa L. Stolba               (1)  Assistant Compliance Officer                N/A

Emily Bates                    (3)  Assistant Treasurer                         N/A

Clifton W. Flenniken           (4)  Assistant Treasurer                         N/A

Carrie Bekker                  (2)  Assistant Vice President                    N/A


---------------------------------
(1)   4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2)   570 Carillon Parkway, St. Petersburg, FL 33716-1202
(3)   400 West Market Street, Louisville, KY 40202
(3)   1111 North Charles Street, Baltimore, MD 21201

Item 28.      Location of Accounts and Records.

              The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of AEGON/Transamerica Fund Advisers, Inc. and AEGON/Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg. Florida 33716, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.

Item 29.      Management Services.

              Not applicable

Item 30.      Undertakings.

              Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AEGON/Transamerica Series Fund, Inc., has duly caused this Post-Effective Amendment No. 60 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 30th day of April, 2004.



                                 AEGON/TRANSAMERICA SERIES FUND, INC.



                                 By: /s/ John K. Carter
                                     -----------------------------------
                                     John K. Carter*
                                     Senior Vice President, Secretary & General
                                     Counsel



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 60 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


      Signature and Title                                                           Date
---------------------------------                                               --------------
/s/ Peter R. Brown                         Chairman & Director                  April 30, 2004
---------------------------------
Peter R. Brown *

/s/ William W. Short, Jr.                  Vice Chairman & Director             April 30, 2004
---------------------------------
William W. Short, Jr. *

/s/ Larry N. Norman                        Director                             April 30, 2004
---------------------------------
Larry N. Norman*

/s/ Daniel Calabria                        Director                             April 30, 2004
---------------------------------
Daniel Calabria *

/s/ Charles C. Harris                      Director                             April 30, 2004
---------------------------------
Charles C. Harris*

/s/ Janice B. Case                         Director                             April 30, 2004
---------------------------------
Janice B. Case*

/s/ Thomas P. O'Neill                      Director                             April 30, 2004
---------------------------------
Thomas P. O'Neill*

/s/ Russell A. Kimball, Jr.                Director                             April 30, 2004
---------------------------------
Russell A. Kimball, Jr. *

/s/ Leo J. Hill                            Director                             April 30, 2004
---------------------------------
Leo J. Hill *

/s/ Brian C. Scott                         Director, President & Chief          April 30, 2004
---------------------------------          Executive Officer
Brian C. Scott*

/s/ Kim D. Day                             Senior Vice President, Treasurer     April 30, 2004
---------------------------------          & Principal Financial Officer
Kim D. Day*

/s/ John K. Carter
---------------------------------
* Signed by John K. Carter
  as Attorney-in-fact

                             WASHINGTON, D.C. 20549
                       SECURITIES AND EXCHANGE COMMISSION



                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 60 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A



                      AEGON/TRANSAMERICA SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT


23 (a) 1. (V) Articles Supplementary to Articles of Incorporation of
              AEGON/Transamerica Series Fund, Inc.



23 (d) (1) b. Investment Advisory Agreement - Schedule A



23 (d) (5) Sub-Advisory Agreement on behalf of Mercury Large Cap Value



23 (d) (11) Sub-Advisory Agreement on behalf of J.P. Morgan Mid Cap Value



23 (d) (14) Sub-Advisory Agreement on behalf of American Century Large Company
            Value



23 (d) (21) Sub-Advisory Agreement on behalf of Van Kampen Large Cap Core



23 (d) (26) Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value



23 (d) (36) Sub-Advisory Agreement on behalf of Transamerica Balanced



23 (i) Opinion of Counsel



23 (j) Consent of PricewaterhousCoopers LLP



23 (p) (24) Code of Ethics - Fund Asset Management, L.P. doing business as
            Mercury Advisors